              As filed with the Securities and Exchange Commission
                               on November 23, 2005

                                                     1933 Act File No. 333-71469
                                                     1940 Act File No. 811-07384

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           / /
                     PRE-EFFECTIVE AMENDMENT NO. ___                         / /

                     POST-EFFECTIVE AMENDMENT NO.  26                        /X/
                                                  ---

                                     AND/OR
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     /X/
                                AMENDMENT NO. 44

                        ----------------------------

                     NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
             (Exact name of registrant as specified in its charter)

                           --------------------------

                          600 WEST BROADWAY, 30TH FLOOR
                           SAN DIEGO, CALIFORNIA 92101
          (Address, including zip code, of Principal Executive Offices)

                           ---------------------------

                              CHARLES H. FIELD, JR.
                    C/O NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
                          600 WEST BROADWAY, 30TH FLOOR
                           SAN DIEGO, CALIFORNIA 92101
                     (name and address of agent for service)

                                    COPY TO:

                                 DEBORAH A. WUSSOW
                     C/O NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
                          600 WEST BROADWAY, 34TH FLOOR
                           SAN DIEGO, CALIFORNIA 92101

    / /  immediately upon filing pursuant to paragraph (b)
    / /  on _________ pursuant to paragraph (b)
    /X/  60 days after filing pursuant to paragraph (a)(i)
    / /  on _____________ pursuant to paragraph (a)(i)
    / /  75 days after filing pursuant to paragraph (a)(ii)
    / /  on _________ pursuant to paragraph (a)(ii), of Rule 485
    / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                     --------------------------------------

[NICHOLAS APPLEGATE(R) LOGO]

INSTITUTIONAL FUNDS

PROSPECTUS

US FUNDS

U.S. MINI CAP GROWTH
  CLASS I AND CLASS III
U.S. EMERGING GROWTH
  CLASS I-II
U.S. SMALL CAP VALUE
  CLASS I-II
U.S. LARGE CAP VALUE
  CLASS I-II
U.S. SYSTEMATIC LARGE CAP GROWTH
  CLASS I-II
U.S. SYSTEMATIC MIDCAP GROWTH
  CLASS I-II (FORMERLY, U.S. SYSTEMATIC SMID GROWTH FUND)
U.S. CONVERTIBLE
  CLASS I-II

GLOBAL FUNDS

GLOBAL SELECT
  CLASS I-II
INTERNATIONAL GROWTH
  CLASS I-II
INTERNATIONAL GROWTH OPPORTUNITIES
  CLASS I-V
EMERGING MARKETS OPPORTUNITIES
  CLASS I-II
INTERNATIONAL SYSTEMATIC
  CLASS I-II
INTERNATIONAL ALL-CAP GROWTH
  CLASS I-II

FIXED INCOME FUNDS

U.S. HIGH YIELD BOND
  CLASS I-II

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

JANUARY   , 2006

                                TABLE OF CONTENTS

 A FUND BY FUND LOOK AT GOALS,         US FUNDS
 STRATEGIES, RISKS AND HISTORICAL      U.S. Mini Cap Growth                         1
 PERFORMANCE.                          U.S. Emerging Growth                         4
                                       U.S. Small Cap Value                         7
                                       U.S. Large Cap Value                        10
                                       U.S. Systematic Large Cap Growth            13
                                       U.S. Systematic MidCap Growth
                                          (formerly, U.S. Systematic
                                          SMID Growth Fund)                        16
                                       U.S. Convertible                            18

                                       GLOBAL FUNDS

                                       Global Select                                21
                                       International Growth                         24
                                       International Growth Opportunities           27
                                       Emerging Markets Opportunities               30
                                       International Systematic                     33
                                       International All-Cap Growth                 35

                                       FIXED INCOME FUNDS
                                       U.S. High Yield Bond                         37

POLICIES AND INSTRUCTIONS FOR          SIMPLIFIED ACCOUNT
OPENING, MAINTAINING, AND REDEEMING    INFORMATION
SHARES FROM AN ACCOUNT IN ANY FUND.    Opening an Account                           40
                                       Buying Shares                                40
                                       Exchanging Shares                            41
                                       Selling or Redeeming Shares                  41
                                       Signature Guarantees                         42

                                       YOUR ACCOUNT
                                       Transaction Policies                         43
                                       Features and Account Policies                45

FURTHER INFORMATION THAT APPLIES       ORGANIZATION AND
TO THE FUNDS AS A GROUP.               MANAGEMENT
                                       Investment Adviser                           47
                                       Investment Adviser Compensation              47
                                       Administrative Services and
                                          Shareholder Services                      47
                                       Multi Class Structure                        48
                                       Portfolio Trades                             48
                                       Portfolio Turnover                           49
                                       Portfolio Holdings                           49
                                       Portfolio Management                         49
                                       Investments Team                             51

                                       PRINCIPAL STRATEGIES,
                                       RISKS AND OTHER
                                       INFORMATION                                  54

                                       FINANCIAL HIGHLIGHTS                         60

                                       FOR MORE INFORMATION                 Back Cover

U.S. MINI CAP GROWTH FUND

[GRAPHIC]

GOAL AND PRINCIPAL STRATEGY

The Fund seeks maximum long-term capital appreciation. In pursuing its goal, the Fund invests primarily in common stocks of U.S. companies with "mini" market capitalizations. Generally, these companies are those with market capitalizations of $750 million and less as measured at the time of purchase that offer superior growth prospects. Capitalization of companies held by the Fund may fluctuate greatly as the market moves upwards or downwards and the Investment Adviser may continue to hold and add to an initial investment for further capital growth opportunities even if the company is no longer "mini cap".

In analyzing specific companies for possible investment, the Fund's Investment Adviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Investment Adviser considers whether to sell a particular security when any of those factors materially changes. The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.The Investment Adviser expects a high portfolio turnover rate which can be 200% or more.

[GRAPHIC]

PRINCIPAL INVESTMENTS

Normally, the Fund invests at least 80% of its net assets in the common stock of U.S. "mini cap" companies. The Fund will provide shareholders with at least 60 days prior notice of any change in this investment policy. When in the opinion of the Investment Adviser, greater investment opportunities exist, the Fund may also invest in securities of issuers with larger market capitalizations.

[GRAPHIC]

PRIMARY RISKS

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

- STOCK MARKET VOLATILITY--The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

- SMALLER ISSUERS--Investments in small-capitalization companies entail greater risk because these companies may have unproven track records, limited product or service base, limited access to capital and may be more likely to fail than larger more established companies. Information regarding smaller companies may be less available, incomplete or inaccurate, and their securities may trade less frequently than those of larger companies.

- SECURITIES LENDING--There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

- ACTIVE PORTFOLIO TRADING--A high portfolio turnover rate has the potential to generate more taxable short-term gains that may be taxed as ordinary income and may have an adverse effect on the Fund's after tax performance.

For further explanation, see "Principal Strategies, Risks and Other Information" starting on page 52.

[GRAPHIC]

PAST PERFORMANCE

The following graph and table show the Fund's annual returns and its long-term performance. The graph shows how the Fund's total return has varied from year to year, while the table shows performance over time. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance.

Average annual return is determined by taking the Fund's performance over a given period and expressing it as an average annual rate. All figures assume dividend reinvestment. Past performance, before and after taxes, does not indicate future results.

YEAR-BY-YEAR TOTAL RETURN CLASS I AS OF 12/31 EACH YEAR (%)

1996            28.73%
1997            30.19%
1998             8.43%
1999            84.82%
2000           -20.67%
2001            -3.42%
2002           -29.92%
2003            83.91%
2004             6.05%
2005

BEST QUARTER:
WORST QUARTER:

                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/05

                                                                        SINCE
                                                                      INCEPTION
                                       1 YEAR             5 YEAR      (7/12/95)
--------------------------------------------------------------------------------
FUND:
  BEFORE TAXES
  AFTER TAXES ON
  DISTRIBUTIONS
  AFTER TAXES ON
  DISTRIBUTIONS AND
  SALE OF FUND SHARES

INDEX: (REFLECTS NO
DEDUCTION FOR FEES,
EXPENSES OR TAXES)
  RUSSELL 2000 GROWTH

PERFORMANCE IS SHOWN ONLY FOR CLASS I SHARES. THE FUND'S CLASS III SHARES HAVE LESS THAN A YEAR'S PERFORMANCE. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO ARE TAX EXEMPT OR WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES THE RETURN AFTER TAXES MAY EXCEED THE RETURN BEFORE TAXES DUE TO AN ASSUMED TAX BENEFIT FROM ANY LOSSES ON A SALE OF FUND SHARES AT THE END OF THE MEASUREMENT PERIOD.

INDEX: THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX CONTAINING THOSE SECURITIES IN THE RUSSELL 2000 INDEX WITH A GREATER-THAN-AVERAGE GROWTH ORIENTATION. COMPANIES IN THIS INDEX GENERALLY HAVE HIGHER PRICE-TO-BOOK AND PRICE-EARNINGS RATIOS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX AND IS A WIDELY REGARDED SMALL-CAP INDEX OF THE 2,000 SMALLEST SECURITIES IN THE RUSSELL 3000 INDEX WHICH COMPRISES THE 3,000 LARGEST U.S. SECURITIES AS DETERMINED BY TOTAL MARKET CAPITALIZATION. INVESTORS MAY NOT MAKE A DIRECT INVESTMENT INTO AN INDEX.

ALL PERFORMANCE RESULTS REFLECT ANY APPLICABLE EXPENSE SUBSIDIES AND WAIVERS IN EFFECT DURING THE PERIODS SHOWN; WITHOUT THESE, THE RESULTS WOULD HAVE BEEN LOWER.

[GRAPHIC]

INVESTOR FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
EXPENSES PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                        CLASS I     CLASS III
------------------------------------------------------------------------------
Management fee                                           1.00%         1.00%

Other expenses                                           0.56%         0.41%

TOTAL ANNUAL FUND OPERATING EXPENSES                     1.56%         1.41%

THE FUND'S EXPENSE INFORMATION CONTAINED IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES.

THE FUND HAS ARRANGEMENTS WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS WHEREBY COMMISSIONS PAID BY THE FUND, INTEREST EARNED ON CASH MAINTAINED WITH ITS CUSTODIAN AND INCOME FROM SECURITIES LENDING ARRANGEMENTS ARE USED TO REDUCE FUND EXPENSES AND OFFSET FEES. IF THESE EXPENSE REDUCTIONS AND FEE OFFSETS ARE TAKEN INTO ACCOUNT CLASS I AND III, "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD BE 1.12% AND 0.97%, RESPECTIVELY.

EXAMPLE:

THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND'S SHARES FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES ARE AFTER WAIVERS, IF ANY, FOR THE 1 YEAR PERIOD, AND BEFORE WAIVERS, IF ANY, FOR THE OTHER PERIODS SHOWN. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

                           YEAR 1         YEAR 3         YEAR 5        YEAR 10
--------------------------------------------------------------------------------
CLASS I                  $      164     $      516     $      905     $    2,060

CLASS III                $      148     $      467     $      818     $    1,862

THE EXAMPLE DOES NOT TAKE INTO ACCOUNT ANY OFFSET ARRANGEMENTS THAT THE FUND WILL ENTER INTO WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS. IF THE OFFSET CREDITS DESCRIBED WERE APPLIED TO THE ABOVE EXAMPLE, YOUR COST FOR THE 1,3,5 AND 10 YEAR PERIODS WOULD BE AS FOLLOWS:

                           YEAR 1         YEAR 3         YEAR 5        YEAR 10
--------------------------------------------------------------------------------
CLASS I                  $      118     $      371     $      650     $    1,479

CLASS III                $      102     $      321     $      563     $    1,281

U.S. EMERGING GROWTH FUND

[GRAPHIC]

GOAL AND PRINCIPAL STRATEGY

The fund seeks maximum long-term capital appreciation. In pursuing this goal the fund invests in stocks from a universe of u.S. Companies with small market capitalizations. Generally, small companies are those with market capitalizations similar to the russell 2000 growth index as measured at the time of purchase. As of june 30, the index represented a capitalization range of $70 million to $2.6 Billion. Capitalization of companies held by the fund may fluctuate greatly as the market moves upwards or downwards and the investment adviser may continue to hold and add to an initial investment for further capital growth opportunities even if the company is no longer "small cap".

In analyzing specific companies for possible investment, the Fund's Investment Adviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Investment Adviser considers whether to sell a particular security when any of those factors materially changes.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets. The Investment Adviser expects a high portfolio turnover rate which can be 200% or more.

[GRAPHIC]

PRINCIPAL INVESTMENTS

Normally, the Fund invests at least 80% of its net assets in U.S. common stock. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. When in the opinion of the Investment Adviser, greater investment opportunities exist, the Fund may also invest in securities of issuers with larger market capitalizations.

[GRAPHIC]

PRIMARY RISKS

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

- STOCK MARKET VOLATILITY--The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

- SMALLER ISSUERS--Investments in small-capitalization companies entail greater risk because these companies may have unproven track records, limited product or service base, limited access to capital and may be more likely to fail than larger more established companies. Information regarding smaller companies may be less available, incomplete or inaccurate, and their securities may trade less frequently than those of larger companies.

- SECURITIES LENDING--There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

- ACTIVE PORTFOLIO TRADING--A high portfolio turnover rate has the potential to generate more taxable short-term gains that may be taxed as ordinary income may have an adverse effect on the Fund's after tax performance.

See "Principal Strategies, Risks and Other Information" starting on page 52.

[GRAPHIC]

PAST PERFORMANCE

The following graph and table show the Fund's annual returns and its long-term performance, The graph shows how the Fund's total return has varied from year to year, while the table shows performance over time. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance.

Average annual return is determined by taking the Fund's performance over a given period and expressing it as an average annual rate. All figures assume dividend reinvestment. Past performance, before and after taxes, does not indicate future results.

[CHART]

           YEAR-BY-YEAR TOTAL RETURN CLASS I AS OF 12/31 EACH YEAR (%)

1995          35.90%
1996          18.88%
1997          12.10%
1998           4.37%
1999          93.66%
2000         -24.65%
2001         -22.10%
2002         -31.14%
2003          37.76%
2004          11.16%
2005

BEST QUARTER:
WORST QUARTER:

                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/05

                                                           SINCE
                                                         INCEPTION
                             1 YEAR   5 YEAR   10 YEAR   (10/1/93)
------------------------------------------------------------------
FUND:
  BEFORE TAXES
  AFTER TAXES ON
  DISTRIBUTIONS
  AFTER TAXES ON
  DISTRIBUTIONS AND
  SALE OF FUND SHARES

INDEX: (REFLECTS NO
DEDUCTION FOR FEES,
EXPENSES OR TAXES)
  RUSSELL 2000 GROWTH

PERFORMANCE IS SHOWN ONLY FOR CLASS I SHARES. THE FUND'S CLASS II SHARES ARE NEW AND HAVE LESS THAN A YEAR'S PERFORMANCE. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO ARE TAX EXEMPT OR WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES THE RETURN AFTER TAXES MAY EXCEED THE RETURN BEFORE TAXES DUE TO AN ASSUMED TAX BENEFIT FROM ANY LOSSES ON A SALE OF FUND SHARES AT THE END OF THE MEASUREMENT PERIOD.

INDEX: THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX CONTAINING THOSE SECURITIES IN THE RUSSELL 2000 INDEX WITH A GREATER-THAN-AVERAGE GROWTH ORIENTATION. COMPANIES IN THIS INDEX GENERALLY HAVE HIGHER PRICE-TO-BOOK AND PRICE-EARNINGS RATIOS. THE RUSSELL 2000 INDEX IN AN UNMANAGED INDEX AND IS A WIDELY REGARDED SMALL-CAP INDEX OF THE 2,000 SMALLEST SECURITIES IN THE RUSSELL 3000 INDEX WHICH COMPRISES THE 3,000 LARGEST U.S. SECURITIES AS DETERMINED BY TOTAL MARKET CAPITALIZATION. INVESTORS MAY NOT MAKE A DIRECT INVESTMENT INTO AN INDEX.

ALL PERFORMANCE RESULTS REFLECT ANY APPLICABLE EXPENSE SUBSIDIES AND WAIVERS IN EFFECT DURING THE PERIODS SHOWN; WITHOUT THESE, THE RESULTS WOULD HAVE BEEN LOWER.

[GRAPHIC]

INVESTOR FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
EXPENSES PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                          CLASS I   CLASS II
Management fee                                             0.75%      0.75%

Other expenses                                             0.45%      0.30%

TOTAL ANNUAL FUND OPERATING EXPENSES                       1.20%      1.05%

THE FUND'S EXPENSE INFORMATION CONTAINED IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES.

THE FUND HAS ARRANGEMENTS WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS WHEREBY COMMISSIONS PAID BY THE FUND, INTEREST EARNED ON CASH MAINTAINED WITH ITS CUSTODIAN AND INCOME FROM SECURITIES LENDING ARRANGEMENTS ARE USED TO REDUCE FUND EXPENSES AND OFFSET FEES. IF THESE EXPENSE REDUCTIONS AND FEE OFFSETS ARE TAKEN INTO ACCOUNT, CLASS I AND II "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD BE 0.80% AND 0.65%, RESPECTIVELY.

EXAMPLE:

THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND'S SHARES FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES ARE AFTER WAIVERS, IF ANY, FOR THE 1 YEAR PERIOD, AND BEFORE WAIVERS, IF ANY, FOR THE OTHER PERIODS SHOWN. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

                        YEAR 1    YEAR 3   YEAR 5   YEAR 10
CLASS I                 $  131    $  414   $  725   $ 1,651

CLASS II                $  110    $  348   $  609   $ 1,367

THE EXAMPLE DOES NOT TAKE INTO ACCOUNT ANY OFFSET ARRANGEMENTS THAT THE FUND WILL ENTER INTO WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS. IF THE OFFSET CREDITS DESCRIBED WERE APPLIED TO THE ABOVE EXAMPLE, YOUR COST FOR THE 1,3,5 AND 10 YEAR PERIODS WOULD BE $113, $389, $688, $1,576, RESPECTIVELY.

                        YEAR 1    YEAR 3   YEAR 5   YEAR 10
CLASS I                 $  84     $  265   $  464   $ 1,057

CLASS II                $  68     $  215   $  377   $   858

U.S. SMALL CAP VALUE FUND

The small cap value fund is closed to new investors. The fund will continue to accept additional investments from existing shareholders.

[GRAPHIC]

GOAL AND PRINCIPAL STRATEGY

The Fund seeks maximum long-term capital appreciation. In pursuing this goal the Fund invests primarily in a universe of smaller U.S. companies with market capitalizations corresponding to the Russell 2000 Index. Generally, this means companies with market capitalization ranging from approximately $1.5 billion to $100 million.

The Investment Adviser seeks to capitalize on leading companies in traditional value-oriented sectors and companies with near-term issues whose share price has been driven to unreasonably low valuations. In analyzing specific companies for possible investment, the Investment Adviser employs a multidimensional approach to stock selection, integrating detailed fundamental analysis with a proprietary quantitative model to identify the best small cap value investment opportunities in its universe. First, stocks are evaluated using a quantitative model, which applies the Investment Adviser's stock selection philosophy to a broad number of companies. Stocks that most strongly demonstrate the Investment Adviser's investment criteria of attractive valuation, financial strength, and positive change become the focus of hands-on traditional research. When narrowing the investment universe, a combination of the proprietary quantitative stock-selection technique coupled with fundamental research then provides the detailed analysis required to make informed investment decisions. The Investment Adviser considers whether to sell a particular security when the reason for its original purchase is no longer valid.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets. The Investment Adviser expects a high portfolio turnover rate which can be 100% or more.

[GRAPHIC]

PRINCIPAL INVESTMENTS

Normally, the Fund invests at least 80% of its net assets in common stock of small U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. When in the opinion of the Investment Adviser, greater investment opportunities exist, the Fund may also invest in securities of issuers with larger market capitalizations.

[GRAPHIC]

PRIMARY RISKS

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

- VALUE INVESTING--The determination that a stock is undervalued is subjective; the market may not agree, and the stock's price may not rise to what the Investment Adviser believes is its full value. It may even decrease in value. However, because the Fund's focus is on undervalued stocks, the Fund's downside risk may be less than with growth company stocks since value stocks are in theory already underpriced.

- STOCK MARKET VOLATILITY--The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

- SMALLER ISSUERS--Investments in small-capitalization companies entail greater risk because these companies may have unproven track records, limited product or service base, limited access to capital and may be more likely to fail than larger more established companies. Information regarding smaller companies may be less available, incomplete or inaccurate, and their securities may trade less frequently than those of larger companies.

- ACTIVE PORTFOLIO TRADING--A high portfolio turnover rate has the potential to generate more taxable short-term gains that may be taxed as ordinary income and may have an adverse effect on the Fund's after tax performance.

- SECURITIES LENDING--There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

See "Principal Strategies, Risks and Other Information" starting on page 52.

[GRAPHIC]

PAST PERFORMANCE

The following graph and table show the Fund's annual returns and its long-term performance, The graph shows how the Fund's total return has varied from year to year, while the table shows performance over time. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance.

Average annual return is determined by taking the Fund's performance over a given period and expressing it as an average annual rate. All figures assume dividend reinvestment. Past performance, before and after taxes, does not indicate future results.

[GRAPHIC]

PAST PERFORMANCE AVERAGE

[CHART]

           YEAR-BY-YEAR TOTAL RETURN CLASS I AS OF 12/31 EACH YEAR (%)

1998           1.11%
1999          -4.42%
2000          27.12%
2001          24.39%
2002          -9.81%
2003          58.78%
2004          23.88%
2005


BEST QUARTER:
WORST QUARTER:

                       ANNUAL TOTAL RETURN AS OF 12/31/05

                                                 SINCE
                                               INCEPTION
                             1 YEAR   5 YEAR  (12/30/97)*
---------------------------------------------------------
FUND:
  BEFORE TAXES
  AFTER TAXES ON
  DISTRIBUTIONS
  AFTER TAXES ON
  DISTRIBUTIONS AND
  SALE OF FUND SHARES

INDEX: (REFLECTS NO
DEDUCTION FOR FEES,
EXPENSES OR TAXES)
  RUSSELL 2000 VALUE

* PERFORMANCE RESULTS REFLECT THE TOTAL RETURNS OF A PREDECESSOR UNREGISTERED ACCOUNT MANAGED BY THE INVESTMENT ADVISER PRIOR TO THE EFFECTIVE DATE OF THE FUND'S REGISTRATION DATE ON 5/1/01. RETURNS ARE RESTATED TO REFLECT ALL FEES AND EXPENSES APPLICABLE TO THE FUND. IF THE PREDECESSOR UNREGISTERED ACCOUNT HAD BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER FEDERAL SECURITIES LAWS, ITS PERFORMANCE MIGHT HAVE BEEN ADVERSELY AFFECTED BECAUSE OF THE ADDITIONAL RESTRICTIONS APPLICABLE TO REGISTERED INVESTMENT COMPANIES.

PERFORMANCE IS SHOWN ONLY FOR CLASS I SHARES. THE FUND'S CLASS II SHARES HAVE LESS THAN A YEAR'S PERFORMANCE. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO ARE TAX EXEMPT OR WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES THE RETURN AFTER TAXES MAY EXCEED THE RETURN BEFORE TAXES DUE TO AN ASSUMED TAX BENEFIT FROM ANY LOSSES ON A SALE OF FUND SHARES AT THE END OF THE MEASUREMENT PERIOD.

THE RUSSELL 2000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE INDEX IS UNMANAGED. INVESTORS MAY NOT MAKE DIRECT INVESTMENT INTO AN INDEX.

ALL PERFORMANCE RESULTS REFLECT ANY APPLICABLE EXPENSE SUBSIDIES AND WAIVERS IN EFFECT DURING THE PERIODS SHOWN; WITHOUT THESE, THE RESULTS WOULD HAVE BEEN LOWER.

[GRAPHIC]

INVESTOR FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
EXPENSES PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                  CLASS I          CLASS II
Management fee                                     0.75%             0.75%

Other expenses                                     0.55%             0.45%

TOTAL ANNUAL FUND OPERATING EXPENSES               1.30%             1.20%

THE FUND'S EXPENSE INFORMATION CONTAINED IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES.

THE FUND HAS ARRANGEMENTS WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS WHEREBY COMMISSIONS PAID BY THE FUND, INTEREST EARNED ON CASH MAINTAINED WITH ITS CUSTODIAN AND INCOME FROM SECURITIES LENDING ARRANGEMENTS ARE USED TO REDUCE FUND EXPENSES AND OFFSET FEES. IF THESE EXPENSE REDUCTIONS AND FEE OFFSETS ARE TAKEN INTO ACCOUNT CLASS I AND CLASS II, "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD BE 1.13% AND 1.03%, RESPECTIVELY.

EXAMPLE:

THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND'S SHARES FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES ARE AFTER WAIVERS, IF ANY, FOR THE 1 YEAR PERIOD, AND BEFORE WAIVERS, IF ANY, FOR THE OTHER PERIODS SHOWN. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

                        YEAR 1    YEAR 3   YEAR 5   YEAR 10

CLASS I                 $  137    $  430   $  754   $ 1,717

CLASS II                $  126    $  397   $  696   $ 1,585

THE EXAMPLE DOES NOT TAKE INTO ACCOUNT ANY OFFSET ARRANGEMENTS THAT THE FUND WILL ENTER INTO WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS. IF THE OFFSET CREDITS DESCRIBED WERE APPLIED TO THE ABOVE EXAMPLE, YOUR COST FOR THE 1,3,5 AND 10 YEAR PERIODS WOULD BE AS FOLLOWS:

                        YEAR 1    YEAR 3   YEAR 5   YEAR 10
CLASS I                 $  119    $  374   $  656   $ 1,492

CLASS II                $  108    $  341   $  598   $ 1,360

U.S. LARGE CAP VALUE FUND

[GRAPHIC]

GOAL AND PRINCIPAL STRATEGY

The Fund seeks long-term capital appreciation. The Fund emphasizes equity securities of undervalued, large U.S. companies. In pursuing its goal, the Fund invests primarily in a universe of large U.S. companies with market capitalizations corresponding to the Russell 1000 Index as well as stocks in traditional value sectors with market capitalization above the smallest 5% of the Russell 1000 Index. Generally, this means companies with market capitalization greater than $3.0 billion as measured at the time of purchase.

The Investment Adviser seeks to capitalize on leading companies in traditional value-oriented sectors and companies with near-term issues whose share price has been driven to unreasonably low valuations as a result of market overreaction. In analyzing specific companies for possible investment, The Investment Adviser employs a multidimensional approach to stock selection, integrating detailed fundamental analysis with a proprietary quantitative model to identify the best large cap value investment opportunities in its universe. First, stocks are evaluated using a quantitative model, which applies the Investment Adviser's stock selection philosophy to a select number of companies. Stocks that most strongly demonstrate the Investment Adviser's investment criteria of attractive valuation, financial strength, and positive change become the focus of hands on traditional research. When narrowing the investment universe, a combination of the proprietary quantitative stock-selection technique coupled with fundamental research then provides the detailed analysis required to make informed investment decisions. The Investment Adviser considers whether to sell a particular security when the reason for its original purchase is no longer valid.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

[GRAPHIC]

PRINCIPAL INVESTMENTS

Normally, the Fund invests at least 80% of its net assets in the common stock of large U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

[GRAPHIC]

PRIMARY RISKS

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

- VALUE INVESTING--The determination that a stock is undervalued is subjective; the market may not agree, and the stock's price may not rise to what the Investment Adviser believes is its full value. It may even decrease in value. However, because the Fund's focus on undervalued stocks, the Fund's downside risk may be less than with growth company stocks since value stocks are in theory already underpriced.

- STOCK MARKET VOLATILITY--The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

- SECURITIES LENDING--There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

See "Principal Strategies, Risks and Other Information" starting on page 52.

[GRAPHIC]

PAST PERFORMANCE

The following graph and table show the Fund's annual returns and its long-term performance. The graph shows how the Fund's total return has varied from year to year, while the table shows performance over time. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance.

Average annual return is determined by taking the Fund's performance over a given period and expressing it as an average annual rate. All figures assume dividend reinvestment. Past performance, before and after taxes, does not indicate future results.

[CHART]

           YEAR-BY-YEAR TOTAL RETURN CLASS I AS OF 12/31 EACH YEAR (%)

1997          40.55%
1998          20.13%
1999           8.88%
2000           7.82%
2001          -1.02%
2002         -18.21%
2003          27.49%
2004          13.89%
2005

BEST QUARTER:
WORST QUARTER:

                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/05

                                                 SINCE
                                               INCEPTION
                             1 YEAR   5 YEAR   (4/30/96)
--------------------------------------------------------
FUND:
  BEFORE TAXES
  AFTER TAXES ON
  DISTRIBUTIONS
  AFTER TAXES ON
  DISTRIBUTIONS AND
  SALE OF FUND SHARES

INDEX: (REFLECTS NO
DEDUCTION FOR FEES,
EXPENSES OR TAXES)

  RUSSELL 1000 VALUE

PERFORMANCE IS SHOWN ONLY FOR CLASS I SHARES. THE FUND'S CLASS II SHARES HAVE LESS THAN A YEAR'S PERFORMANCE. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO ARE TAX EXEMPT OR HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES THE RETURN AFTER TAXES MAY EXCEED THE RETURN BEFORE TAXES DUE TO AN ASSUMED TAX BENEFIT FROM ANY LOSSES ON A SALE OF FUND SHARES AT THE END OF THE MEASUREMENT PERIOD.

INDEX: THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE INDEX IS UNMANAGED. INVESTORS MAY NOT MAKE A DIRECT INVESTMENT INTO AN INDEX.

ALL PERFORMANCE RESULTS REFLECT ANY APPLICABLE EXPENSE SUBSIDIES AND WAIVERS IN EFFECT DURING THE PERIODS SHOWN; WITHOUT THESE, THE RESULTS WOULD HAVE BEEN LOWER.

[GRAPHIC]

INVESTOR FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
EXPENSES PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                               CLASS I   CLASS II
Management fee                                  0.45%      0.45%

Other expenses                                  0.36%      0.21%

TOTAL ANNUAL FUND OPERATING EXPENSES            0.81%      0.66%

THE FUND'S EXPENSE INFORMATION CONTAINED IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES.

THE FUND HAS ARRANGEMENTS WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS WHEREBY COMMISSIONS PAID BY THE FUND, INTEREST EARNED ON CASH MAINTAINED WITH ITS CUSTODIAN AND INCOME FROM SECURITIES LENDING ARRANGEMENTS ARE USED TO REDUCE FUND EXPENSES AND OFFSET FEES. IF THESE EXPENSE REDUCTIONS AND FEE OFFSETS ARE TAKEN INTO ACCOUNT CLASS I AND CLASS II, "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD BE 0.76% AND 0.61%, RESPECTIVELY.

EXAMPLE:

THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND'S SHARES FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES ARE AFTER WAIVERS, IF ANY, FOR THE 1 YEAR PERIOD AND BEFORE WAIVERS, IF ANY, FOR THE OTHER PERIODS SHOWN. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

                        YEAR 1    YEAR 3   YEAR 5    YEAR 10
CLASS I                 $   85     $  268   $  470   $ 1,070

CLASS II                $   69     $  218   $  383   $   872

THE EXAMPLE ABOVE DOES NOT TAKE INTO ACCOUNT ANY OFFSET ARRANGEMENTS THAT THE FUND WILL ENTER INTO WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS. IF THE OFFSET CREDITS DESCRIBED WERE APPLIED TO THE ABOVE EXAMPLE, YOUR COST FOR THE 1,3,5 AND 10 YEAR PERIODS WOULD BE AS FOLLOWS:

                        YEAR 1    YEAR 3   YEAR 5    YEAR 10
CLASS I                 $   80     $  252   $  441   $ 1,004

CLASS II                $   64     $  202   $  359   $   806

U.S. SYSTEMATIC LARGE CAP GROWTH FUND

[GRAPHIC]

GOAL AND PRINCIPAL STRATEGY

The Fund seeks long-term capital appreciation. In pursuing this goal, the Fund invests primarily in stocks from a universe of U.S. companies with large market capitalizations. Generally, large companies are those with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index as measured at the time of purchase. Generally, this means companies with market capitalization greater than $4.5 billion. Capitalization of companies held by the Fund may fluctuate greatly as the market moves upwards or downwards.

The Investment Adviser uses a quantitative process to make individual security, industry sector, country and currency selection decisions and to integrate those decisions. The portfolio managers seek to position the Fund's portfolio to deliver consistent risk-adjusted returns, while maintaining a portfolio whose returns closely resemble those of the Fund's benchmark over time. The process begins with the Investment Adviser's quantitative research model, which estimates a rate of return for each stock in the investment universe based on an array of factors. The research model focuses on key characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions. In the opinion of the Investment Adviser, companies with upward earnings revisions and those reporting earnings above expectations will outperform the market.

When determining whether positive change is sustainable over the long term, the Investment Adviser analyzes fundamental quality by focusing on a number of variables including earnings acceleration and valuation measures. Once the Investment Adviser has assessed an investment opportunity for the presence of a positive catalyst and sustainability, it seeks confirming signals that these changes are beginning to be recognized by the market through rising stock prices. The Investment Adviser considers whether to sell a particular security when any of these factors materially changes.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.The Investment Adviser expects a high portfolio turnover rate which can be 200% or more.

[GRAPHIC]

PRINCIPAL INVESTMENTS

Normally, the Fund invests at least 80% of its net assets in common stock of large U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

[GRAPHIC]

PRIMARY RISKS

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

- STOCK MARKET VOLATILITY--The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

- SECURITIES LENDING--There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

- ACTIVE PORTFOLIO TRADING--A high portfolio turnover rate has the potential to generate more taxable short-term gains that may be taxed as ordinary income and may have an adverse effect on the Fund's after tax performance.

For further explanation, see "Principal Strategies, Risks and Other Information" starting on page 52.

[GRAPHIC]

PAST PERFORMANCE

The following graph and table show the Fund's annual returns and its long-term performance. The graph shows how the Fund's total return has varied from year to year, while the table shows performance over time. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance.

Average annual return is determined by taking the Fund's performance over a given period and expressing it as an average annual rate. All figures assume dividend reinvestment. Past performance, before and after taxes, does not indicate future results.

[CHART]

           YEAR-BY-YEAR TOTAL RETURN CLASS I AS OF 12/31 EACH YEAR (%)

1997     46.07%
1998     60.80%
1999     96.11%
2000    -23.98%
2001    -41.21%
2002    -33.79%
2003     21.11%
2004      5.44%
2005

BEST QUARTER:
WORST QUARTER:

                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/05

                                                                        SINCE
                                                                      INCEPTION
                                                 1 YEAR    5 YEAR     (12/27/96)
--------------------------------------------------------------------------------
FUND:
  BEFORE TAXES
  AFTER TAXES ON
  DISTRIBUTIONS
  AFTER TAXES ON
  DISTRIBUTIONS AND
  SALE OF FUND SHARES

INDEX: (REFLECTS NO
DEDUCTION FOR FEES,
EXPENSES OR TAXES)

  RUSSELL 1000 GROWTH

PERFORMANCE IS SHOWN ONLY FOR CLASS I SHARES. THE FUND'S CLASS II SHARES HAVE LESS THAN A YEAR'S PERFORMANCE. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO ARE TAX EXEMPT OR WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES THE RETURN AFTER TAXES MAY EXCEED THE RETURN BEFORE TAXES DUE TO AN ASSUMED TAX BENEFIT FROM ANY LOSSES ON A SALE OF FUND SHARES AT THE END OF THE MEASUREMENT PERIOD.

INDEX: THE RUSSELL 1000 GROWTH IS AN UNMANAGED INDEX CONTAINING THOSE COMPANIES AMONG THE RUSSELL 1000 INDEX WITH HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH. THE RUSSELL 1000 INDEX CONTAINS THE TOP 1,000 SECURITIES OF THE RUSSELL 3000 INDEX, WHICH IS COMPRISED OF THE 3,000 LARGEST U.S. COMPANIES AS DETERMINED BY TOTAL MARKET CAPITALIZATION. THE RUSSELL 1000 GROWTH IS CONSIDERED GENERALLY REPRESENTATIVE OF THE MARKET FOR LARGE CAP STOCKS. INVESTORS MAY NOT MAKE A DIRECT INVESTMENT INTO AN INDEX.

ALL PERFORMANCE RESULTS REFLECT ANY APPLICABLE EXPENSE SUBSIDIES AND WAIVERS IN EFFECT DURING THE PERIODS SHOWN; WITHOUT THESE, THE RESULTS WOULD HAVE BEEN LOWER.

[GRAPHIC]

INVESTOR FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
EXPENSES PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                 CLASS I     CLASS II
Management fee                                    0.45%        0.45%

Other expenses                                    0.67%        0.52%

TOTAL ANNUAL FUND OPERATING EXPENSES              1.12%        0.97%

THE FUND'S EXPENSE INFORMATION CONTAINED IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES.

THE FUND HAS ARRANGEMENTS WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS WHEREBY COMMISSIONS PAID BY THE FUND, INTEREST EARNED ON CASH MAINTAINED WITH ITS CUSTODIAN AND INCOME FROM SECURITIES LENDING ARRANGEMENTS ARE USED TO REDUCE FUND EXPENSES AND OFFSET FEES. IF THESE EXPENSE REDUCTIONS AND FEE OFFSETS ARE TAKEN INTO ACCOUNT CLASS I AND CLASS II, "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD BE 1.00% AND 0.85%, RESPECTIVELY.

EXAMPLE:

THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND'S SHARES FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES ARE AFTER WAIVERS, IF ANY, FOR THE 1 YEAR PERIOD AND BEFORE WAIVERS, IF ANY, FOR THE OTHER PERIODS SHOWN. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

                                        YEAR 1     YEAR 3     YEAR 5     YEAR 10
CLASS I                                 $  118     $  371     $  650     $ 1,479

CLASS II                                $  102     $  321     $  563     $ 1,281

THE EXAMPLE ABOVE DOES NOT TAKE INTO ACCOUNT ANY OFFSET ARRANGEMENTS THAT THE FUND WILL ENTER INTO WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS. IF THE OFFSET CREDITS DESCRIBED WERE APPLIED TO THE ABOVE EXAMPLE, YOUR COST FOR THE 1,3,5 AND 10 YEAR PERIODS WOULD BE AS FOLLOWS:

                                        YEAR 1     YEAR 3     YEAR 5     YEAR 10
CLASS I                                 $  105     $  331     $  580     $ 1,321

CLASS II                                $   89     $  281     $  493     $ 1,123

U.S. SYSTEMATIC MIDCAP GROWTH FUND
(FORMERLY, U.S. SYSTEMATIC SMID GROWTH FUND)

[GRAPHIC]

GOAL AND PRINCIPAL STRATEGY

The Fund seeks maximum long-term capital appreciation. In pursuing this goal the Fund invests in stocks from a universe of U.S. Companies with mid size market capitalizations. Generally, mid cap companies are those with market capitalizations corresponding to the Russell MidCap Growth Index as measured at the time of purchase. As of June 30, 2005 the Russell MidCap Growth Index was comprised of companies with capitalizations ranging from $617 million to $16 billion. The capitalization of companies held by the Fund may fluctuate greatly as the market moves upwards or downwards and the Investment Adviser may continue to hold an investment for further capital appreciation opportunities even if the company is no longer "mid cap".

The Investment Adviser uses a quantitative process to make individual security, industry sector, country and currency selection decisions and to integrate those decisions. The portfolio managers seek to position the Fund's portfolio to deliver consistent risk-adjusted returns, while maintaining a portfolio whose returns closely resemble those of the Fund's benchmark over time. The process begins with the Investment Adviser's quantitative research model, which estimates a rate of return for each stock in the investment universe based on an array of factors. The research model focuses on key characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions. In the opinion of the Investment Adviser, companies with upward earnings revisions and those reporting earnings above expectations will outperform the market.

When determining whether positive change is sustainable over the long term, the Investment Adviser analyzes fundamental quality by focusing on a number of variables including earnings acceleration and valuation measures. Once the Investment Adviser has assessed an investment opportunity for the presence of a positive catalyst and sustainability, it seeks confirming signals that these changes are beginning to be recognized by the market through rising stock prices. The Investment Adviser considers whether to sell a particular security when any of these factors materially changes.

The Fund may also lend portfolio securities on a value of its assets, general economic conditions, short-term or long-term basis, up to 30% of its total assets. The Investment Adviser expects a high portfolio turnover rate which can exceed 200% or more.

[GRAPHIC]

PRINCIPAL INVESTMENTS

Normally, the Fund invests at least 80% of its net assets in common stock of mid capitalization U.S. companies. The Fund will provide shareholders with at least 60 days prior notice of any change in this investment policy. When in the opinion of the Investment Adviser greater investment opportunities exist, the Fund may also invest in issuers with larger market capitalizations.

[GRAPHIC]

PRIMARY RISKS

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

- STOCK MARKET VOLATILITY--The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

- SECURITIES LENDING--There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

- ACTIVE PORTFOLIO TRADING--A high portfolio turnover rate has the potential to generate more taxable short-term gains for shareholders and may have an adverse effect on the Fund's after tax performance.

- LACK OF OPERATING HISTORY--The Fund is recently formed and has fewer than three years of operating history upon which prospective shareholders can evaluate their likely performance.

For further explanation, see "Principal Strategies, Risks and Other Information" starting on page 52.

[GRAPHIC]

PAST PERFORMANCE

This Fund is a new Fund and does not yet have a full calendar year of performance.

[GRAPHIC]

INVESTOR FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
EXPENSES PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                 CLASS I     CLASS II
Management fee                                   0.70%       0.70%

Distribution fee (12b-1 fee)                     None        None

Other expenses                                   0.63%       0.43%

TOTAL ANNUAL FUND OPERATING EXPENSES             1.33%       1.13%

THE FUND HAS ARRANGEMENTS WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS WHEREBY COMMISSIONS PAID BY THE FUND, INTEREST EARNED ON CASH MAINTAINED WITH ITS CUSTODIAN AND INCOME FROM SECURITIES LENDING ARRANGEMENTS ARE USED TO REDUCE FUND EXPENSES AND OFFSET FEES. IF THESE EXPENSE REDUCTIONS AND FEE OFFSETS ARE TAKEN INTO ACCOUNT, "TOTAL ANNUAL FUND OPERATING
EXPENSES" FOR CLASS I AND CLASS II SHARES WOULD BE 1.07% AND 0.87%,
RESPECTIVELY.

EXAMPLE:

THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND'S SHARES FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES ARE AFTER WAIVERS, IF ANY, FOR THE 1 YEAR PERIOD AND BEFORE WAIVERS, IF ANY, FOR THE OTHER PERIODS SHOWN. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

                                        YEAR 1     YEAR 3     YEAR 5     YEAR 10
CLASS I                                 $  140     $  440     $  772     $ 1,757

CLASS II                                $  119     $  374     $  657     $ 1,495

THE EXAMPLE ABOVE DOES NOT TAKE INTO ACCOUNT ANY OFFSET ARRANGEMENTS THAT THE FUND WILL ENTER INTO WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS. IF THE OFFSET CREDITS DESCRIBED WERE APPLIED TO THE ABOVE EXAMPLE, YOUR COST FOR THE 1 AND 3 YEAR PERIODS WOULD BE AS FOLLOWS:

                                        YEAR 1     YEAR 3     YEAR 5     YEAR 10
CLASS I                                 $  112     $  354     $  621     $ 1,413

CLASS II                                $   91     $  288     $  505     $ 1,149

U.S. CONVERTIBLE FUND

[GRAPHIC]

GOAL AND PRINCIPAL STRATEGY

The Fund seeks maximum total return, consisting of capital appreciation and current income. In pursuing its goal, the Fund invests primarily in securities that are convertible into common stock, across all ratings and capitalization ranges.

The Investment Adviser evaluates each security's investment characteristics as a fixed income instrument as well as its potential for capital appreciation. The Investment Adviser seeks to capture approximately 70-80% of the upside performance of the underlying equities with 50% or less of the downside exposure.

In analyzing specific companies for possible investment, the Fund's Investment Adviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Investment Adviser considers whether to sell a particular security when any of those factors materially changes.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

[GRAPHIC]

PRINCIPAL INVESTMENTS

Normally, the Fund invests at least 80% of its net assets in U.S. securities that are convertible into common stock. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. It may also invest in securities issued by the U.S. government and its agencies and instrumentalities.

The Fund may also invest up to 20% of its assets in debt securities rated below investment grade. For a description of these ratings, see "Bond Quality" beginning on page 55.

[GRAPHIC]

PRIMARY RISKS

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

- CONVERTIBLE SECURITIES RISKS--Convertible securities have the investment characteristics of both equity and debt securities. These securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. Hence an issuer with investment grade senior debt may issue convertible securities with ratings less than investment grade or not rated.

- FIXED INCOME SECURITIES RISKS--The value of bonds changes as interest rates fluctuate: if rates rise, the prices of bonds normally fall; if rates fall, their prices normally rise.

     BELOW AND LOW INVESTMENT GRADE BONDS--usually offer higher yields and generally have more risk and volatility than higher-rated securities because of reduced creditworthiness and greater chance of default by the issuer. Convertible securities rated below investment grade and other bonds may be subject to some of the same risks as those inherent in below investment grade debt. Accordingly, these below investment grade bonds and bonds rated in the lowest category of investment grade are considered predominantly speculative and are subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic periods.

- STOCK MARKET VOLATILITY--The prices of securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

- LIQUIDITY--The liquidity of individual convertible securities varies considerably. Below investment grade convertible securities have less liquidity than higher rated investment grade convertible securities, which may make it more difficult for the Fund to sell or buy at a favorable price and time.

- SMALLER ISSUERS--Investments in small-capitalization companies entail greater risk because these companies may have unproven track records, limited product or service base, limited access to capital and may be more likely to fail than larger more established companies. Information regarding smaller companies may be less available, incomplete or inaccurate, and their securities may trade less frequently than those of larger companies.

- SECURITIES LENDING--There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

See "Principal Strategies, Risks and Other Information" starting on page 52.

[GRAPHIC]

PAST PERFORMANCE

The following graph and table show the Fund's annual returns and its long-term performance. The graph shows how the Fund's total return has varied from year to year, while the table shows performance over time. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance.

Average annual return is determined by taking the Fund's performance over a given period and expressing it as an average annual rate. All figures assume dividend reinvestment. Past performance, before and after taxes, does not indicate future results.

[CHART]

          YEAR-BY-YEAR TOTAL RETURN CLASS I AS OF 12/31 EACH YEAR (%)

1995     22.26%
1996     21.02%
1997     23.30%
1998     21.54%
1999     51.51%
2000     -3.68%
2001    -16.75%
2002    -13.42%
2003     28.23%
2004     12.04%
2005

BEST QUARTER:
WORST QUARTER:

                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/05

                                                                        SINCE
                                                                      INCEPTION
                                      1 YEAR     5 YEAR   10 YEAR     (4/19/93)
-------------------------------------------------------------------------------
FUND
  CLASS I BEFORE TAXES
  CLASS I AFTER TAXES
  ON DISTRIBUTIONS
  CLASS I AFTER TAXES
  ON DISTRIBUTIONS AND
  SALE OF FUND SHARES
  CSFB-MLCV BLEND

PERFORMANCE IS SHOWN ONLY FOR CLASS I SHARES. THE FUND'S CLASS II SHARES HAVE LESS THAN A YEAR'S PERFORMANCE. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO ARE TAX EXEMPT OR WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES THE RETURN AFTER TAXES MAY EXCEED THE RETURN BEFORE TAXES DUE TO AN ASSUMED TAX BENEFIT FROM ANY LOSSES ON A SALE OF FUND SHARES AT THE END OF THE MEASUREMENT PERIOD.

FOR THE PERIOD FROM THE FUND'S INCEPTION TO DECEMBER 31, 2004, PERFORMANCE IS COMPARED TO THE CREDIT SUISSE FIRST BOSTON CONVERTIBLE INDEX. FOR THE PERIOD FROM JANUARY 1, 2005 TO PRESENT, PERFORMANCE IS COMPARED TO THE MERRILL LYNCH ALL CONVERTIBLE ALL QUALITIES INDEX. THE CHANGE IN BENCHMARKS WAS PROMPTED BY THE RETIREMENT OF THE CREDIT SUISSE FIRST BOSTON CONVERTIBLE INDEX IN DECEMBER 2004. GOING FORWARD, THE FUND WILL COMPARE ITS PERFORMANCE TO THE MERRILL LYNCH ALL CONVERTIBLE ALL QUALITIES INDEX WHICH THE INVESTMENT ADVISER BELIEVES IS APPROPRIATE SINCE THE COMPOSITION OF THE FUND'S PORTFOLIO CLOSELY MATCHES THE COMPOSITION OF THE MERRILL LYNCH ALL CONVERTIBLE ALL QUALITIES INDEX.

THE CREDIT SUISSE FIRST BOSTON CONVERTIBLE INDEX IS A MARKET-WEIGHTED INDEX REPRESENTING THE UNIVERSE OF CONVERTIBLE SECURITIES, INCLUDING CONVERTIBLE PREFERRED STOCKS OR CONVERTIBLE BONDS. THE UNMANAGED MERRILL LYNCH ALL CONVERTIBLE ALL QUALITIES INDEX REPRESENTS CONVERTIBLE SECURITIES SPANNING ALL CORPORATE SECTORS AND HAVING A PAR AMOUNT OUTSTANDING OF $25 MIL+. MATURITIES MUST BE AT LEAST ONE YEAR. THE COUPON RANGE MUST BE EQUAL TO OR GREATER THAN ZERO AND ALL QUALITIES OF BONDS ARE INCLUDED. PREFERRED EQUITY REDEMPTION STOCKS ARE NOT INCLUDED NOR ARE COMPONENT BONDS ONCE THEY ARE CONVERTED INTO CORPORATE STOCK. INVESTORS MAY NOT MAKE DIRECT INVESTMENTS INTO ANY INDEX.

ALL PERFORMANCE RESULTS REFLECT ANY APPLICABLE EXPENSE SUBSIDIES AND WAIVERS IN EFFECT DURING THE PERIODS SHOWN; WITHOUT THESE, THE RESULTS WOULD HAVE BEEN LOWER.

[GRAPHIC]

INVESTOR FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
EXPENSES PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                  CLASS I      CLASS II
Management fee                                    0.55%        0.55%

Other expenses                                    0.47%        0.37%

TOTAL ANNUAL FUND OPERATING EXPENSES              1.02%        0.92%

THE FUND'S EXPENSE INFORMATION CONTAINED IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES.

THE FUND HAS ARRANGEMENTS WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS WHEREBY COMMISSIONS PAID BY THE FUND, INTEREST EARNED ON CASH MAINTAINED WITH ITS CUSTODIAN AND INCOME FROM SECURITIES LENDING ARRANGEMENTS ARE USED TO REDUCE FUND EXPENSES AND OFFSET FEES. IF THESE EXPENSE REDUCTIONS AND FEE OFFSETS ARE TAKEN INTO ACCOUNT, "TOTAL ANNUAL FUND OPERATING EXPENSES" FOR CLASS I AND CLASS II SHARES WOULD BE 0.85% AND 0.75%, RESPECTIVELY.

EXAMPLE:

THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND'S SHARES FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES ARE AFTER WAIVERS, IF ANY, FOR THE 1 YEAR PERIOD AND BEFORE WAIVERS, IF ANY, FOR THE OTHER PERIODS SHOWN. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

                                        YEAR 1     YEAR 3     YEAR 5     YEAR 10
CLASS I                                 $  107     $  338     $  592     $ 1,347

CLASS II                                $   97     $  305     $  534     $ 1,215

THE EXAMPLE ABOVE DOES NOT TAKE INTO ACCOUNT ANY OFFSET ARRANGEMENTS THAT THE FUND WILL ENTER INTO WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS. IF THE OFFSET CREDITS DESCRIBED WERE APPLIED TO THE ABOVE EXAMPLE, YOUR COST FOR THE 1,3,5 AND 10 YEAR PERIODS WOULD BE AS FOLLOWS:

                                        YEAR 1     YEAR 3     YEAR 5     YEAR 10
CLASS I                                 $   89     $  281     $  493     $ 1,123

CLASS II                                $   79     $  248     $  435     $   991

GLOBAL SELECT FUND

[GRAPHIC]

GOAL AND PRINCIPAL STRATEGY PRIMARY RISKS

The Fund seeks maximum long-term capital appreciation. In pursuing its investment objective the Fund invests in a broad range of U.S. and non-U.S. Companies in different industries that, in the investment Adviser's opinion, represent the "best of the best" globally--companies that are leaders in their respective industries or emerging players with established histories of earnings, easy access to credit and experienced management teams. These are companies the Investment Adviser believes are benefiting from sustainable competitive advantages. The Investment Adviser considers any company with these characteristics regardless of their respective capitalization, domicile or industry.

In analyzing specific companies for possible investment, the Fund's Investment Adviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Investment Adviser considers whether to sell a particular security when any of those factors materially changes.

The Investment Adviser allocates the Fund's assets among securities of countries that are expected to provide the best opportunities for meeting the Fund's investment objective.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets. The Investment Adviser expects a high portfolio turnover rate which can be 300% or more.

[GRAPHIC]

PRINCIPAL INVESTMENTS

The Fund normally invests at least 75% of its net assets in equity securities. The Fund normally invests at least 80% of its net assets in the common stock of companies that are tied economically to a number of different countries throughout the world, one of which may be the United States. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. When in the opinion of the Investment Adviser, greater investment opportunities exist, the Fund may also invest in companies located in countries with emerging securities markets.

[GRAPHIC]

PRIMARY RISKS

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

- STOCK MARKET VOLATILITY--The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, its market capitalization, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

- NON-U.S. SECURITIES RISKS--The prices of non-U.S. securities may be further affected by other factors, including:

     CURRENCY EXCHANGE RATES--The dollar value of the Fund's non-U.S. investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

     POLITICAL AND ECONOMIC CONDITIONS--The value of the Fund's non-U.S. investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

     REGULATIONS--Non-U.S. companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about non-U.S. companies than about U.S. companies.

     MARKETS--The securities markets of other countries are smaller than U.S. securities markets. As a result, many non-U.S. securities may be less liquid and their prices may be more volatile than U.S. securities.

     EMERGING SECURITIES MARKETS--To the extent that the Fund invests in countries with emerging markets, the non-U.S. securities risks are magnified since these countries may have unstable governments and less established markets.

- SECURITIES LENDING--There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

- ACTIVE PORTFOLIO TRADING--A high portfolio turnover rate has the potential to generate more taxable short-term gains that may be taxed as ordinary income and may have an adverse effect on the Fund's after tax performance.

See "Principal Strategies, Risks and Other Information" starting on page 52.

[GRAPHIC]

PAST PERFORMANCE

The following graph and table show the Fund's annual returns and its long-term performance. The graph shows how the Fund's total return has varied from year to year, while the table shows performance over time. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance.

Average annual return is determined by taking the Fund's performance over a given period and expressing it as an average annual rate. All figures assume dividend reinvestment. Past performance, before and after taxes, does not indicate future results.

[CHART]

           YEAR-BY-YEAR TOTAL RETURN CLASS I AS OF 12/31 EACH YEAR (%)

1998     46.18%
1999    129.35%
2000    -15.15%
2001    -20.37%
2002    -18.80%
2003     39.18%
2004     16.63%
2005

BEST QUARTER:
WORST QUARTER:

                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/05

                                                      SINCE
                                                    INCEPTION
                              1 YEAR     5 YEAR      (9/30/97)
--------------------------------------------------------------
FUND:
  CLASS II BEFORE TAXES
  CLASS I BEFORE TAXES
  CLASS I AFTER TAXES
  ON DISTRIBUTIONS
  CLASS I AFTER TAXES
  ON DISTRIBUTIONS AND
  SALE OF FUND SHARES

INDEX: (REFLECTS NO
DEDUCTION FOR FEES,
EXPENSES OR TAXES)

  MSCI ACWI

PERFORMANCE IS SHOWN ONLY FOR CLASS I AND II SHARES. THE FUND'S CLASS III AND IV SHARES HAVE LESS THAN A YEAR'S PERFORMANCE. AFTER-TAX RETURNS ARE SHOWN FOR CLASS I SHARES ONLY AND AFTER-TAX RETURNS FOR THE FUND'S OTHER CLASSES WILL VARY. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO ARE TAX EXEMPT OR WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES THE RETURN AFTER TAXES MAY EXCEED THE RETURN BEFORE TAXES DUE TO AN ASSUMED TAX BENEFIT FROM ANY LOSSES ON A SALE OF FUND SHARES AT THE END OF THE MEASUREMENT PERIOD.

INDEX: THE MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI") ALL COUNTRY WORLD INDEX IS AN UNMANAGED, MARKET CAPITALIZATION WEIGHTED INDEX COMPOSED OF APPROXIMATELY 2000 COMPANIES WITH AVERAGE MARKET CAPITALIZATIONS OF APPROXIMATELY US $10 BILLION. THE INDEX IS REPRESENTATIVE OF THE MARKET STRUCTURE OF 22 DEVELOPED COUNTRIES IN NORTH AMERICA, EUROPE AND THE PACIFIC RIM. THE INDEX EXCLUDES CLOSED MARKETS AND THOSE SHARES IN OTHERWISE FREE MARKETS THAT ARE NOT PURCHASABLE BY FOREIGNERS. INVESTORS MAY NOT MAKE A DIRECT INVESTMENT INTO AN INDEX,

ALL PERFORMANCE RESULTS REFLECT ANY APPLICABLE EXPENSE SUBSIDIES AND WAIVERS IN EFFECT DURING THE PERIODS SHOWN; WITHOUT THESE, THE RESULTS WOULD HAVE BEEN LOWER.

[GRAPHIC]

INVESTOR FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
EXPENSES PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                              CLASS I           CLASS II
Management fee                                 0.65%             0.65%

Other expenses                                 0.50%             0.45%

TOTAL ANNUAL FUND OPERATING EXPENSES           1.15%             1.10%

THE FUND'S EXPENSE INFORMATION CONTAINED IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES.

THE FUND HAS ARRANGEMENTS WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS WHEREBY COMMISSIONS PAID BY THE FUND, INTEREST EARNED ON CASH MAINTAINED WITH ITS CUSTODIAN AND INCOME FROM SECURITIES LENDING ARRANGEMENTS ARE USED TO REDUCE FUND EXPENSES AND OFFSET FEES. IF THESE EXPENSE REDUCTIONS AND FEE OFFSETS ARE TAKEN INTO ACCOUNT, "TOTAL ANNUAL FUND OPERATING EXPENSES" FOR CLASS I AND CLASS II SHARES WOULD BE 0.96% AND 0.91%, RESPECTIVELY.

EXAMPLE:

THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND'S SHARES FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES ARE AFTER WAIVERS, IF ANY, FOR THE 1 YEAR PERIOD AND BEFORE WAIVERS, IF ANY, FOR THE OTHER PERIODS SHOWN. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

                  YEAR 1     YEAR 3     YEAR 5      YEAR 10
CLASS I            $ 121      $ 381      $ 667      $ 1,519

CLASS II           $ 116      $ 364      $ 638      $ 1,453

THE EXAMPLE ABOVE DOES NOT TAKE INTO ACCOUNT ANY OFFSET ARRANGEMENTS THAT THE FUND WILL ENTER INTO WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS. IF THE OFFSET CREDITS DESCRIBED WERE APPLIED TO THE ABOVE EXAMPLE, YOUR COST FOR THE 1,3,5 AND 10 YEAR PERIODS WOULD BE AS FOLLOWS:

                  YEAR 1     YEAR 3     YEAR 5      YEAR 10
CLASS I            $ 101      $ 318      $ 557      $ 1,268
CLASS II           $  96      $ 301      $ 528      $ 1,202

INTERNATIONAL GROWTH FUND

[GRAPHIC]

GOAL AND PRINCIPAL STRATEGY

The Fund seeks maximum long-term capital appreciation. In pursuing this goal, the Fund invests primarily in large capitalized companies located in over 50 countries worldwide. In the opinion of the Fund's Investment Adviser, large capitalized companies are those whose stock market capitalizations are predominantly in the top 75% of publicly traded companies as measured by stock market capitalizations in each country. In non-U.S. Markets, the capitalization range for large capitalization stocks will generally be lower than the U.S. And will vary. The market capitalization ranges of the stocks in which the fund invests may fluctuate greatly due to changing currency values, differences in the size of the respective economies, and movements in the local stock markets.

The Investment Adviser focuses on a "bottom-up" analysis on the financial conditions and competitiveness of individual companies worldwide. In analyzing specific companies for possible investment, the Fund's Investment Adviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Investment Adviser considers whether to sell a particular security when any of those factors materially changes.

The Investment Adviser allocates the Fund's assets among securities of countries that are expected to provide the best opportunities for meeting the Fund's investment objective.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets. The Investment Adviser expects a high portfolio turnover rate which can be 200% or more.

[GRAPHIC]

PRINCIPAL INVESTMENTS

The Fund normally invests at least 75% of its net assets in common stock. In addition, the Fund spreads its investments among countries, with at least 80% of its net assets invested in the securities of companies that are tied economically to a number of different countries throughout the world. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

When in the opinion of the Investment Adviser greater investment opportunities exist, the Fund may also invest in companies located in countries with emerging securities markets and in the securities or issuers with smaller market capitalizations. The Fund may invest up to 20% of its assets in U.S. companies.

[GRAPHIC]

PRIMARY RISKS

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

- STOCK MARKET VOLATILITY--The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, its market capitalization, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

- SMALLER ISSUERS--Investments in small-capitalization companies entails greater risk because these companies may have unproven track records, limited product or service base, limited access to capital and may be more likely to fail than larger more established companies. Information regarding smaller companies may be less available, incomplete or inaccurate, and their securities may trades less frequently than those of larger companies.o

- NON-U.S. SECURITIES RISKS--The prices of non-U.S. securities may be further affected by other factors, including:

     CURRENCY EXCHANGE RATES--The dollar value of the Fund's non-U.S. investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

     POLITICAL AND ECONOMIC CONDITIONS--The value of the Fund's non-U.S. investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

     REGULATIONS--Non-U.S. companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about non-U.S. companies than about U.S. companies.

     MARKETS--The securities markets of other countries are smaller than U.S. securities markets. As a result, many non-U.S. securities may be less liquid and their prices may be more volatile than U.S. securities.

     EMERGING SECURITIES MARKETS--To the extent that the Fund invests in countries with emerging markets, the non-U.S. Securities risks are magnified since these countries may have unstable governments and less established markets.

- SECURITIES LENDING--There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

- ACTIVE PORTFOLIO TRADING--A high portfolio turnover rate has the potential to generate more taxable short-term gains that may be taxed as ordinary income and may have an adverse effect on the Fund's after tax performance.

See "Principal Strategies, Risks and Other Information" starting on page 52.


[GRAPHIC]

PAST PERFORMANCE

The following graph and table show the Fund's annual returns and its long-term performance. The graph shows how the Fund's total return has varied from year to year, while the table shows performance over time. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance.

Average annual return is determined by taking the Fund's performance over a given period and expressing it as an average annual rate. All figures assume dividend reinvestment. Past performance, before and after taxes, does not indicate future results.

[CHART]

           YEAR-BY-YEAR TOTAL RETURN CLASS I AS OF 12/31 EACH YEAR (%)

1997     30.63%
1998     21.54%
1999     69.07%
2000    -23.08%
2001    -27.97%
2002    -19.21%
2003     33.70%
2004     15.00%
2005

BEST QUARTER:
WORST QUARTER:

                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/05

                                                      SINCE
                                                    INCEPTION
                              1 YEAR      5 YEAR    (12/27/96)
--------------------------------------------------------------
FUND:
  CLASS I BEFORE TAXES
  CLASS I AFTER TAXES
  ON DISTRIBUTIONS
  CLASS I AFTER TAXES
  ON DISTRIBUTIONS AND
  SALE OF FUND SHARES

INDEX: (REFLECTS NO
DEDUCTION FOR FEES,
EXPENSES OR TAXES)

  MSCI EAFE

PERFORMANCE IS SHOWN FOR CLASS I SHARES ONLY. THE FUND'S CLASS II SHARES HAVE LESS THAN A YEAR'S PERFORMANCE. AFTER-TAX RETURNS ARE SHOWN FOR CLASS I SHARES ONLY AND AFTER-TAX RETURNS FOR THE FUND'S OTHER CLASSES WILL VARY. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO ARE TAX EXEMPT OR WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES THE RETURN AFTER TAXES MAY EXCEED THE RETURN BEFORE TAXES DUE TO AN ASSUMED TAX BENEFIT FROM ANY LOSSES ON A SALE OF FUND SHARES AT THE END OF THE MEASUREMENT PERIOD.

INDEX: MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA, FAR EAST INDEX (MSCI EAFE) IS AN UNMANAGED TOTAL-RETURN PERFORMANCE BENCHMARK. IT IS A CAPITALIZATION-WEIGHTED INDEX REPRESENTATIVE OF THE STOCK MARKET STRUCTURE OF EUROPE AND THE PACIFIC BASIN. INVESTORS MAY NOT MAKE A DIRECT INVESTMENT INTO AN INDEX.

ALL PERFORMANCE RESULTS REFLECT ANY APPLICABLE EXPENSE SUBSIDIES AND WAIVERS IN EFFECT DURING THE PERIODS SHOWN; WITHOUT THESE, THE RESULTS WOULD HAVE BEEN LOWER.

[GRAPHIC]

INVESTOR FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
EXPENSES PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                              CLASS I           CLASS II
Management fee                                 0.50%             0.50%

Other expenses                                 0.89%             0.49%

TOTAL ANNUAL FUND OPERATING EXPENSES           1.39%             0.99%

THE FUND'S EXPENSE INFORMATION CONTAINED IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES.

THE FUND HAS ARRANGEMENTS WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS WHEREBY COMMISSIONS PAID BY THE FUND, INTEREST EARNED ON CASH MAINTAINED WITH ITS CUSTODIAN AND INCOME FROM SECURITIES LENDING ARRANGEMENTS ARE USED TO REDUCE FUND EXPENSES AND OFFSET FEES. IF THESE EXPENSE REDUCTIONS AND FEE OFFSETS ARE TAKEN INTO ACCOUNT, "TOTAL ANNUAL FUND OPERATING EXPENSES" FOR CLASS I AND CLASS II SHARES WOULD BE 1.08% AND 0.68%, RESPECTIVELY.

EXAMPLE:

THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND'S SHARES FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES ARE AFTER WAIVERS, IF ANY, FOR THE 1 YEAR PERIOD AND BEFORE WAIVERS, IF ANY, FOR THE OTHER PERIODS SHOWN. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

                  YEAR 1     YEAR 3     YEAR 5      YEAR 10
CLASS I            $ 146      $ 460      $ 806      $ 1,836

CLASS II           $ 104      $ 328      $ 574      $ 1,307

THE EXAMPLE ABOVE DOES NOT TAKE INTO ACCOUNT ANY OFFSET ARRANGEMENTS THAT THE FUND WILL ENTER INTO WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS. IF THE OFFSET CREDITS DESCRIBED WERE APPLIED TO THE ABOVE EXAMPLE, YOUR COST FOR THE 1,3,5 AND 10 YEAR PERIODS WOULD BE AS FOLLOWS:

                  YEAR 1     YEAR 3     YEAR 5      YEAR 10
CLASS I            $ 113      $ 357      $ 627      $ 1,426

CLASS II           $  71      $ 225      $ 395      $   898

INTERNATIONAL GROWTH OPPORTUNITIES FUND

[GRAPHIC]

GOAL AND PRINCIPAL STRATEGY

The Fund seeks maximum long-term capital appreciation. In pursuing this goal, the Fund invests primarily in smaller-capitalized companies located in over 50 countries worldwide. In the opinion of the Fund's Investment Adviser, small-capitalized companies are those whose stock market capitalization's are predominantly in the bottom 25% of publicly traded companies as measured by stock market capitalizations in each country. In non-U.S. markets, the capitalization ranges for small capitalized stocks may be significantly higher or lower than the U.S. And will vary. The market capitalization ranges of stocks in which the Fund invests may fluctuate greatly due to changing currency values, differences in the size of the respective economies, and movements in the local stock markets. The Investment Adviser may continue to hold and add to an initial investment for further capital growth opportunities even if the company is no longer "small cap".

In analyzing specific companies for possible investment, the Fund's Investment Adviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Investment Adviser considers whether to sell a particular security when any of those factors materially changes.

The Investment Adviser allocates the Fund's assets among securities of countries that are expected to provide the best opportunities for meeting the Fund's investment objective.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets. The Investment Adviser expects a high portfolio turnover rate which can be 200% or more.

[GRAPHIC]

PRINCIPAL INVESTMENTS

The Fund normally invests at least 75% of its net assets in common stock. Under normal conditions, the Fund invests at least 80% of its net assets in securities of companies that are tied economically to a number of different countries throughout the world. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. When in the opinion of the Investment Adviser greater investment opportunities exist, the Fund may also invest in companies located in countries with emerging securities markets and in the securities of issuers with larger market capitalizations. The Fund may invest up to 20% of its assets in U.S. issuers.

[GRAPHIC]

PRIMARY RISKS

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

- STOCK MARKET VOLATILITY--The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.o

- SMALLER ISSUERS--Investments in small-capitalization companies entails greater risk because these companies may have unproven track records, limited product or service base, limited access to capital and may be more likely to fail than larger more established companies. Information regarding smaller companies may be less available, incomplete or inaccurate, and their securities may trades less frequently than those of larger companies.o

- NON-U.S. SECURITIES RISKS--The prices of non-U.S. securities may be further affected by other factors, including:

     CURRENCY EXCHANGE RATES--The dollar value of the Fund's non-U.S. investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

     POLITICAL AND ECONOMIC CONDITIONS--The value of the Fund's non-U.S. investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

     REGULATIONS--Non-U.S. companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about non-U.S. companies than about U.S. companies.

     MARKETS--The securities markets of other countries are smaller than U.S. securities markets. As a result, many non-U.S. securities may be less liquid and their prices may be more volatile than U.S. securities.

      EMERGING SECURITIES MARKETS--To the extent that the Fund invests in countries with emerging markets, the non-U.S. securities risks are magnified since these countries may have unstable governments and less established markets.o

- ACTIVE PORTFOLIO TRADING--A high portfolio turnover rate has the potential to generate more taxable short-term gains that may be taxed as ordinary income and may have an adverse effect on the Fund's after tax performance.

- SECURITIES LENDING--There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

See "Principal Strategies, Risks and Other Information" starting on page 52.

[GRAPHIC]

PAST PERFORMANCE

The following graph and table show the Fund's annual returns and its long-term performance. The graph shows how the Fund's total return has varied from year to year, while the table shows performance over time. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance.

Average annual return is determined by taking the Fund's performance over a given period and expressing it as an average annual rate. All figures assume dividend reinvestment. Past performance, before and after taxes, does not indicate future results.

[CHART]

           YEAR-BY-YEAR TOTAL RETURN CLASS I AS OF 12/31 EACH YEAR (%)

1998     36.34%
1999    128.11%
2000    -12.14%
2001    -26.08%
2002    -15.42%
2003     48.28%
2004     22.88%
2005

BEST QUARTER:
WORST QUARTER:

                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/05

                                                      SINCE
                                                    INCEPTION
                              1 YEAR      5 YEAR    (12/31/97)
--------------------------------------------------------------
FUND
  CLASS II BEFORE TAXES
  CLASS I BEFORE TAXES
  CLASS I AFTER TAXES
  ON DISTRIBUTIONS
  CLASS I AFTER TAXES
  ON DISTRIBUTIONS AND
  SALE OF FUND SHARES
  CITIGROUP WORLD
  EMI xUS

PERFORMANCE IS SHOWN ONLY FOR CLASS I AND II SHARES. THE FUND'S CLASS III AND IV SHARES HAVE LESS THAN A YEAR'S PERFORMANCE. AFTER-TAX RETURNS ARE SHOWN FOR CLASS I SHARES ONLY AND AFTER-TAX RETURNS FOR THE FUND'S OTHER CLASSES WILL VARY. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO ARE TAX EXEMPT OR WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES THE RETURN AFTER TAXES MAY EXCEED THE RETURN BEFORE TAXES DUE TO AN ASSUMED TAX BENEFIT FROM ANY LOSSES ON A SALE OF FUND SHARES AT THE END OF THE MEASUREMENT PERIOD.

INDEX: CITIGROUP WORLD EX US EMI INDEX IS AN UNMANAGED TOTAL-RETURN PERFORMANCE BENCHMARK. THE INDEX IS AN WORLD EQUITY INDEX REPRESENTATIVE OF SMALL CAPITALZATION SECURITIES, DEFINED AS THE BOTTOM 20% OF ANY GIVEN COUNTRIES AVAILABLE MARKET CAPITALIZATION EXCLUDING THE U.S. INVESTORS MAY NOT MAKE A DIRECT INVESTMENT INTO AN INDEX.

ALL PERFORMANCE RESULTS REFLECT ANY APPLICABLE EXPENSE SUBSIDIES AND WAIVERS IN EFFECT DURING THE PERIODS SHOWN; WITHOUT THESE, THE RESULTS WOULD HAVE BEEN LOWER.

[GRAPHIC]

INVESTOR FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
EXPENSES PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                            CLASS I       CLASS II     CLASS III      CLASS IV
Management fee                                0.70%         0.70%         0.70%         0.70%

Other expenses                                0.72%         0.57%         0.52%         0.47%

TOTAL ANNUAL FUND OPERATING EXPENSES          1.42%         1.27%         1.22%         1.17%

THE FUND'S EXPENSE INFORMATION CONTAINED IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES.

THE FUND HAS ARRANGEMENTS WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS WHEREBY COMMISSIONS PAID BY THE FUND, INTEREST EARNED ON CASH MAINTAINED WITH ITS CUSTODIAN AND INCOME FROM SECURITIES LENDING ARRANGEMENTS ARE USED TO REDUCE FUND EXPENSES AND OFFSET FEES. IF THESE EXPENSE REDUCTIONS AND FEE OFFSETS ARE TAKEN INTO ACCOUNT, "TOTAL ANNUAL FUND OPERATING Expenses" WOULD BE AS FOLLOWS:

                                           TOTAL ANNUAL FUND
                SHARE CLASS               OPERATING EXPENSES
                --------------------------------------------
                CLASS I                         1.11%
                CLASS II                        0.96%
                CLASS III                       0.91%
                CLASS IV                        0.86%

EXAMPLE:

THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND'S SHARES FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES ARE AFTER WAIVERS, IF ANY, FOR THE 1 YEAR PERIOD AND BEFORE WAIVERS, IF ANY, FOR THE OTHER PERIODS SHOWN. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

                                                     YEAR 1       YEAR 3       YEAR 5      YEAR 10
CLASS I                                            $      149   $      470   $      824   $    1,875

CLASS II                                           $      133   $      420   $      737   $    1,677

CLASS III                                          $      128   $      404   $      708   $    1,611

CLASS IV                                           $      123   $      387   $      679   $    1,545

THE EXAMPLE ABOVE DOES NOT TAKE INTO ACCOUNT ANY OFFSET ARRANGEMENTS THAT THE FUND WILL ENTER INTO WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS. IF THE OFFSET CREDITS DESCRIBED WERE APPLIED TO THE ABOVE EXAMPLE, YOUR COST FOR THE 1,3,5 AND 10 YEAR PERIODS WOULD BE AS FOLLOWS:

                                                     YEAR 1         YEAR 3       YEAR 5      YEAR 10
CLASS I                                            $      117   $      367   $      644   $    1,466

CLASS II                                           $      101   $      318   $      557   $    1,268

CLASS III                                          $       96   $      301   $      528   $    1,202

CLASS IV                                           $       90   $      285   $      499   $    1,136

EMERGING MARKETS OPPORTUNITIES FUND

[GRAPHIC]

GOAL AND PRINCIPAL STRATEGY

The Fund seeks maximum long-term capital appreciation. In pursuing this goal, the Fund invests primarily in stocks of companies located in countries with emerging securities markets--that is, countries with securities markets which are, in the opinion of the Investment Adviser, less sophisticated than more developed markets in terms of participation, analyst coverage, liquidity and regulation. These are markets which have yet to reach a level of maturity associated with developed foreign stock markets, especially in terms of participation by investors.

The Investment Adviser currently selects portfolio securities from an investment universe of approximately 1800 foreign companies. The Investment Adviser seeks to capture opportunities in stocks outside the largest, most widely owned and best understood companies in the emerging markets universe. In order to achieve this, investments are concentrated in but not limited to, companies with a market capitalization less than that of the top (by market capitalization) 50 securities in the MSCI EM Index.

In analyzing specific companies for possible investment, the Fund's Investment Adviser ordinarily looks for several of the following characteristics: above-average or accelerating earnings growth; high return on investment capital; a healthy or improving balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages including effective research, product development and marketing, development of new technologies, efficient service, pricing flexibility, strong management, and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Investment Adviser considers whether to sell a particular security when any of those factors materially changes.

The Investment Adviser allocates the Fund's assets among securities of countries that are expected to provide the best opportunities for meeting the Fund's investment objective. The Fund may also lend portfolio securities on a short-term basis, up to 30% of its total assets. The Investment Adviser expects a high portfolio turnover rate which can be 100-200% or more.

[GRAPHIC]

PRINCIPAL INVESTMENTS

The Fund normally invests at least 75% of its net assets in common stock. In addition, the Fund spreads its investments among countries. Normally, at least 80% of its net assets will be invested in companies that are tied economically to a number of different countries with emerging securities markets. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund may invest up to 20% of its assets in U.S. companies.

[GRAPHIC]

PRIMARY RISKS

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

- STOCK MARKET VOLATILITY--The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

- SMALLER ISSUERS--Investments in small-capitalization companies entails greater risk because these companies may have unproven track records, limited product or service base, limited access to capital and may be more likely to fail than larger more established companies. Information regarding smaller companies may be less available, incomplete or inaccurate, and their securities may trades less frequently than those of larger companies.

- NON-U.S. SECURITIES RISKS--The prices of non-U.S. securities may be further affected by other factors, including:

     CURRENCY EXCHANGE RATES--The dollar value of the Fund's non-U.S. investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

     POLITICAL AND ECONOMIC CONDITIONS--The value of the Fund's non-U.S. investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

     REGULATIONS--Non-U.S. companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

     MARKETS--The securities markets of other countries are smaller than U.S. securities markets. As a result, many non-U.S. securities may be less liquid and their prices may be more volatile than U.S. securities.

     EMERGING SECURITIES MARKETS--Non-U.S. securities risks are magnified in countries with emerging securities markets since these countries may have unstable governments and less established markets.

     These markets tend to be less liquid and more volatile, and offer less regulatory protection for investors. The economies of emerging countries may be predominantly based on only a few industries or dependent on revenue from particular commodities, international aid or other assistance.

- SECURITIES LENDING--There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

- ACTIVE PORTFOLIO TRADING--A high portfolio turnover rate has the potential to generate more taxable short-term gains that may be taxed as normal income and may have an adverse effect on the Fund's after tax performance.

- LACK OF OPERATING HISTORY--The Fund is recently formed and has fewer than three years of operating history upon which prospective shareholders can evaluate their likely performance.

See "Principal Strategies, Risks and Other Information" starting on page 52.

[GRAPHIC]

PAST PERFORMANCE

The Fund is a new Fund and does not yet have a full calendar year of performance.

[GRAPHIC]

INVESTOR FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
EXPENSES PAID FROM FUND ASSETS AS PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                             CLASS I     CLASS II
Management fee                                                0.90%        0.90%

Other expenses                                                0.65%        0.50%

TOTAL ANNUAL FUND OPERATING EXPENSES                          1.55%        1.40%

THE FUND HAS ARRANGEMENTS WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS WHEREBY COMMISSIONS PAID BY THE FUND, INTEREST EARNED ON CASH MAINTAINED WITH ITS CUSTODIAN AND INCOME FROM SECURITIES LENDING ARRANGEMENTS ARE USED TO REDUCE FUND EXPENSES AND OFFSET FEES. IF THESE EXPENSE REDUCTIONS AND FEE OFFSETS ARE TAKEN INTO ACCOUNT, "TOTAL ANNUAL FUND OPERATING EXPENSES" FOR CLASS I AND CLASS II SHARES WOULD BE 1.31% AND 1.16%, RESPECTIVELY.

EXAMPLE:

THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND'S SHARES FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES ARE AFTER WAIVERS, IF ANY, FOR THE 1 YEAR PERIOD AND BEFORE WAIVERS, IF ANY, FOR THE OTHER PERIODS SHOWN. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

                                                     YEAR 1       YEAR 3       YEAR 5      YEAR 10
CLASS I                                            $      163   $      513   $      899   $    2,047

CLASS II                                           $      147   $      463   $      812   $    1,849

THE EXAMPLE ABOVE DOES NOT TAKE INTO ACCOUNT ANY OFFSET ARRANGEMENTS THAT THE FUND WILL ENTER INTO WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS. IF THE OFFSET CREDITS DESCRIBED WERE APPLIED TO THE ABOVE EXAMPLE, YOUR COST FOR THE 1 AND 3 YEAR PERIODS WOULD BE AS FOLLOWS:

                                                     YEAR 1       YEAR 3       YEAR 5      YEAR 10
CLASS I                                            $      138   $      434   $      760   $    1,730

CLASS II                                           $      122   $      384   $      673   $    1,532

INTERNATIONAL SYSTEMATIC FUND

[GRAPHIC]

GOAL AND PRINCIPAL STRATEGY

The Fund seeks maximum long-term capital appreciation. In pursuing this goal, the Fund invests primarily in companies located throughout the world.

The Fund seeks to achieve its investment objective by investing primarily in companies located in the developed countries represented in the Fund's benchmark, the MSCI EAFE Index. The Investment Adviser's "international systematic" investment approach uses a quantitative process to make individual security, industry sector, country and currency selection decisions and to integrate those decisions. The portfolio managers seek to position the Fund's portfolio to deliver consistent risk-adjusted returns, with a low tracking error to the Fund's benchmark, over time. The portfolio managers believe that their investment process results in a clearly defined buy and sell discipline that will continually drive the Fund's portfolio toward new excess return opportunities.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets. The Investment Adviser expects a high portfolio turnover rate which can be 200% or more.

[GRAPHIC]

PRINCIPAL INVESTMENTS

The Fund normally invests at least 75% of its net assets in common stocks. Under normal conditions, the Fund invests at least 80% of its net assets in the securities of companies that are tied economically to a number of different countries throughout the world. The Fund's investments are not limited with respect to the capitalization size of issuers. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund may invest up to 20% of its assets in U.S. companies.

[GRAPHIC]

PRIMARY RISKS

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

- STOCK MARKET VOLATILITY--The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, its market capitalization, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

- NON-U.S. SECURITIES RISKS--The prices of non-U.S. securities may be further affected by other factors, including:

     CURRENCY EXCHANGE RATES--The dollar value of the Fund's non-U.S. investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

     POLITICAL AND ECONOMIC CONDITIONS--The value of the Fund's non-U.S. investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

     REGULATIONS--Non-U.S. companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about non-U.S. companies than about U.S. companies.

     MARKETS--The securities markets of other countries are smaller than U.S. securities markets. As a result, many non-U.S. securities may be less liquid and their prices may be more volatile than U.S. securities.

- SECURITIES LENDING--There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

- ACTIVE PORTFOLIO TRADING--A high portfolio turnover rate has the potential to generate more taxable short-term gains for shareholders and may have an adverse effect on the Fund's after tax performance.

- LACK OF OPERATING HISTORY--The Fund is recently formed and has fewer than three years of operating history upon which prospective shareholders can evaluate their likely performance.

See "Principal Strategies, Risks and Other Information" starting on page 52.

[GRAPHIC]

PAST PERFORMANCE

The Fund is a new fund and does not yet have a full calendar year of performance.

[GRAPHIC]

INVESTOR FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the table below. Annual Fund Operating Expense are paid out of the Fund Assets, so their effect is included in the share price. The Fund has no sales charge (load) or 12b-1 distribution fees.

                                                       CLASS I       CLASS II
Management fee                                           0.50%         0.50%

Other expenses                                           0.50%         0.35%

TOTAL ANNUAL FUND OPERATING EXPENSES                     1.00%         0.85%

THE FUND'S "OTHER EXPENSES" ARE ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

THE FUND REDUCES EXPENSES BY A PORTION OF THE BROKERAGE COMMISSIONS PAID BY IT AND BY OFFSETS TO CUSTODIAL AND OTHER FEES BASED UPON THE AMOUNT OF SECURITIES LENT TO THIRD PARTIES AND CASH MAINTAINED WITH ITS CUSTODIAN. IF THESE EXPENSE REDUCTIONS AND FEE OFFSETS ARE TAKEN INTO ACCOUNT, "TOTAL ANNUAL FUND OPERATING EXPENSES" FOR CLASS I AND CLASS II SHARES WOULD BE 0.96% AND 0.81%, RESPECTIVELY.

THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND'S SHARES FOR THE TIME PERIODS INDICATED AND REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES ARE AFTER WAIVERS, IF ANY, FOR THE 1 YEAR PERIOD AND BEFORE WAIVERS, IF ANY, FOR THE OTHER PERIODS SHOWN. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

                                                             YEAR 1      YEAR 3
CLASS I                                                     $   105    $    331

CLASS II                                                    $    89    $    281

THE EXAMPLE ABOVE DOES NOT TAKE INTO ACCOUNT ANY OFFSET ARRANGEMENTS THAT THE FUND WILL ENTER INTO WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS. IF THE OFFSET CREDITS DESCRIBED WERE APPLIED TO THE ABOVE EXAMPLE, YOUR COST FOR THE 1 AND 3 YEAR PERIODS WOULD BE AS FOLLOWS:

                                                             YEAR 1      YEAR 3
CLASS I                                                     $   101    $    318

CLASS II                                                    $    85    $    268

INTERNATIONAL ALL-CAP GROWTH FUND

[GRAPHIC]

GOAL AND PRINCIPAL STRATEGY

The Fund seeks maximum long-term capital appreciation. In pursuing this goal, the Fund invests in a diversified portfolio of equity securities of companies primarily located in developed non-U.S. markets.

The Investment Adviser conducts "bottom-up" individual company analysis on a group of companies that meet the Investment Adviser's standards. It identifies companies experiencing accelerating earnings, rising relative price strength and positive company fundamentals. A "top-down" analysis is conducted to confirm the results of "bottom-up" scrutiny, and help identify the most attractive sectors and countries for investment. The resulting portfolio is invested in companies with above average earnings growth and positioned in strong growth areas, typically in as many as fifteen to twenty-five countries outside of the U.S. The Fund will invest in companies of any size from larger, well-established companies to smaller, emerging growth companies, and may invest in companies in lesser-developed countries.

The Fund may also lend portfolio securities on a short-term basis, up to 30% of its total assets.

The Fund may invest in various Depositary Receipts traded on domestic and foreign exchanges, as well as foreign securities traded on the U.S. securities market. The Fund may also invest up to 15% of its net assets in equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants.

[GRAPHIC]

PRINCIPAL INVESTMENTS

The Fund normally invests at least 75% of its net assets in common stocks. Under normal conditions, the Fund invests at least 80% of its net assets in the securities of companies that are tied economically to a number of different countries throughout the world. The Fund's investments are not limited with respect to the capitalization size of issuers. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund may invest up to 20% of its assets in U.S. companies.

[GRAPHIC]

PRIMARY RISKS

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

- STOCK MARKET VOLATILITY--The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, its market capitalization, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

- SMALLER ISSUERS--Investments in small-capitalization companies entails greater risk because these companies may have unproven track records, limited product or service base, limited access to capital and may be more likely to fail than larger more established companies. Information regarding smaller companies may be less available, incomplete or inaccurate, and their securities may trade less frequently than those of larger companies.

- NON-U.S. SECURITIES RISKS--The prices of non-U.S. securities may be further affected by other factors, including:

     CURRENCY EXCHANGE RATES--The dollar value of the Fund's non-U.S. investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

     POLITICAL AND ECONOMIC CONDITIONS--The value of the Fund's non-U.S. investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

     REGULATIONS--Non-U.S. companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about non-U.S. companies than about U.S. companies.

     MARKETS--The securities markets of other countries are smaller than U.S. securities markets. As a result, many non-U.S. securities may be less liquid and their prices may be more volatile than U.S. securities.

     EMERGING SECURITIES MARKETS--To the extent that the Fund invests in countries with emerging markets, the non-U.S. securities risks are magnified since these countries may have unstable governments and less established markets.

- SECURITIES LENDING--There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

- ACTIVE PORTFOLIO TRADING--A high portfolio turnover rate has the potential to generate more taxable short-term gains that may be taxed as ordinary income and may have an adverse effect on the Fund's after tax performance.

- EQUITY-LINKED SECURITIES--Investments in equity-linked securities carry the additional risk of counterparty default. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. There can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous.

See "Principal Strategies, Risks and Other Information" starting on page .

[GRAPHIC]

PAST PERFORMANCE

The following graph and table show the Fund's annual returns and its long-term performance. The graph shows how the Fund's total return has varied from year to year, while the table shows performance over time. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance.

Average annual return is determined by taking the Fund's performance over a given period and expressing it as an average annual rate. All figures assume dividend reinvestment. Past performance, before and after taxes, does not indicate future results.

[CHART]

           YEAR-BY-YEAR TOTAL RETURN CLASS I AS OF 12/31 EACH YEAR (%)

2000    -23.08%
2001    -27.97%
2002    -19.21%
2003     33.70%
2004     15.00%
2005

BEST QUARTER:
WORST QUARTER:

                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/05

                                                      SINCE
                                                    INCEPTION
                              1 YEAR      5 YEAR    (6/30/99)
--------------------------------------------------------------
FUND:
  CLASS I BEFORE TAXES
  CLASS I AFTER TAXES
  ON DISTRIBUTIONS
  CLASS I AFTER TAXES
  ON DISTRIBUTIONS AND
  SALE OF FUND SHARES

INDEX: (REFLECTS NO
DEDUCTION FOR FEES,
EXPENSES OR TAXES)

  MSCI EAFE GROWTH

On November 18, 2005, the Fund became the successor entity to the Nicholas-Applegate International All-Cap Growth Fund, a series of the Professionally Managed Portfolios ("Acquired Fund"). The Acquired Fund transferred all of its assets and liabilities in exchange for shares of the Fund, and the investment objectives, policies and limitations of the Fund are substantially similar to the those of the Acquired Fund. The performance shown above includes the performance of the Acquired Fund from June 30, 1999 to November 18, 2005.

PERFORMANCE IS SHOWN FOR CLASS I SHARES ONLY. THE FUND'S CLASS II SHARES HAVE LESS THAN A YEAR'S PERFORMANCE. AFTER-TAX RETURNS ARE SHOWN FOR CLASS I SHARES ONLY AND AFTER-TAX RETURNS FOR THE FUND'S OTHER CLASSES WILL VARY. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO ARE TAX EXEMPT OR WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES THE RETURN AFTER TAXES MAY EXCEED THE RETURN BEFORE TAXES DUE TO AN ASSUMED TAX BENEFIT FROM ANY LOSSES ON A SALE OF FUND SHARES AT THE END OF THE MEASUREMENT PERIOD.

The Morgan Stanley Capital International ("MSCI") Europe, Australia, Far East Growth Index is an unmanaged index that is a generally accepted benchmark for major overseas markets. It consists of the top 50% of the MSCI EAFE, those companies with the highest Price/Book Value ratio. Investors may not make direct investment into an index.

ALL PERFORMANCE RESULTS REFLECT ANY APPLICABLE EXPENSE SUBSIDIES AND WAIVERS IN EFFECT DURING THE PERIODS SHOWN; WITHOUT THESE, THE RESULTS WOULD HAVE BEEN LOWER.

[GRAPHIC]

INVESTOR FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the table below. Annual Fund Operating Expense are paid out of the Fund assets, so their effect is included in the share price. The Fund has no sales charge (load) or 12b-1 distribution fees.

                                                CLASS I    CLASS II
Management fee                                   0.85%       0.85%

Other expenses                                   0.30%       0.15%

TOTAL ANNUAL FUND OPERATING EXPENSES             1.15%       1.00%

THE FUND'S "OTHER EXPENSES" ARE ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

THE FUND REDUCES EXPENSES BY A PORTION OF THE BROKERAGE COMMISSIONS PAID BY IT AND BY OFFSETS TO CUSTODIAL AND OTHER FEES BASED UPON THE AMOUNT OF SECURITIES LENT TO THIRD PARTIES AND CASH MAINTAINED WITH ITS CUSTODIAN. IF THESE EXPENSE REDUCTIONS AND FEE OFFSETS ARE TAKEN INTO ACCOUNT, "TOTAL ANNUAL FUND OPERATING EXPENSES" FOR CLASS I AND CLASS II SHARES WOULD BE 0.90% AND 0.75%, RESPECTIVELY.

THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND'S SHARES FOR THE TIME PERIODS INDICATED AND REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES ARE AFTER WAIVERS, IF ANY, FOR THE 1 YEAR PERIOD AND BEFORE WAIVERS, IF ANY, FOR THE OTHER PERIODS SHOWN. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

                                                 YEAR 1     YEAR 3
CLASS I                                         $   121    $   381

CLASS II                                        $   105    $   331

THE EXAMPLE ABOVE DOES NOT TAKE INTO ACCOUNT ANY OFFSET ARRANGEMENTS THAT THE FUND WILL ENTER INTO WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS. IF THE OFFSET CREDITS DESCRIBED WERE APPLIED TO THE ABOVE EXAMPLE, YOUR COST FOR THE 1 AND 3 YEAR PERIODS WOULD BE AS FOLLOWS:

                                                YEAR 1     YEAR 3
CLASS I                                         $    95    $   298

CLASS II                                        $    79    $   248

U.S. HIGH YIELD BOND FUND

[GRAPHIC]

GOAL AND PRINCIPAL STRATEGY

The Fund seeks a high level of current income and capital growth. In pursuing its goal, the Fund invests primarily in U.S. corporate bonds rated below investment grade.

In managing the Fund's investment portfolio, the Fund's Investment Adviser seeks to minimize the main risk associated with High Yield Bonds--Credit Risk. To this end, the Investment Adviser uses traditional high yield credit analysis combined with a disciplined, fundamental bottom-up research process that facilitates the early identification of high yield issuers demonstrating an ability to improve their fundamental characteristics. In the opinion of the Investment Adviser, high yield bond returns are driven by company performance, not by the direction of interest rates. Portfolio candidates are expected to exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. The Investment Adviser's sell discipline is clearly defined and designed to drive the Fund's portfolio continually toward strength. A series of sell alerts triggering further verification research such as, change in credit fundamentals, decline in relative attractiveness to other issues, and decline in industry fundamentals are utilized and the Investment Adviser will consider selling a particular security if any of the original reasons for purchase materially changes.

[GRAPHIC]

PRINCIPAL INVESTMENTS

Normally, the Fund invests at least 80% of its net assets in U.S. corporate bonds rated single B or higher or of comparable quality if unrated with minimum issues size of $100 million. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. For a description of these ratings, see "Bond Quality" beginning on page 55. Securities may bear rates that are fixed, variable or floating. The Fund invests across the entire range of maturities of corporate bonds rated below investment grade.

[GRAPHIC]

PRIMARY RISKS

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

- BELOW INVESTMENT GRADE BONDS--The bonds in which the Fund invests have a higher default risk than investment grade bonds. Below investment grade bonds are almost always uncollateralized and subordinated to other debt that an issuer has outstanding. Accordingly, below investment grade bonds and bonds rated in the lowest category of investment grade are considered predominantly speculative.

- LIQUIDITY--The liquidity of individual corporate bonds varies considerably. Below investment grade corporate bonds have less liquidity than higher rated investment grade bonds, which may make it more difficult for the Fund to sell or buy at a favorable price and time.

- ECONOMIC--Below investment grade corporate bond returns are sensitive to changes in the economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies. This effect grows more pronounced in bonds with longer outstanding maturities.

- INTEREST RATES--The returns of below investment grade bonds are sensitive to changes in prevailing interest rates. An increase in interest rates may result in a decrease in the value of the Fund's shares.

For further explanation, see "Principal Strategies, Risks and Other Information" starting on page 52.

[GRAPHIC]

PAST PERFORMANCE

The graph and table show the Fund's annual returns and its long-term performance. The graph shows how the Fund's total return has varied from year to year, while the table shows performance over time. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance.

          YEAR-BY-YEAR TOTAL RETURN CLASS I AS OF 12/31 EACH YEAR (%)

[CHART]

1997    21.40%
1998     4.52%
1999     9.55%
2000    -3.41%
2001     3.02%
2002     3.97%
2003    20.55%
2004     8.12%
2005

BEST QUARTER:
WORST QUARTER:

                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/05

                                                       SINCE
                                                     INCEPTION
                                 1 YEAR    5 YEAR    (7/31/96)
--------------------------------------------------------------
FUND:
  CLASS II BEFORE TAXES
  CLASS I BEFORE TAXES
  CLASS I AFTER TAXES ON
  DISTRIBUTIONS
  CLASS I AFTER TAXES ON
  DISTRIBUTIONS AND
  SALE OF FUND SHARES
INDEX: (REFLECTS NO
DEDUCTION FOR FEES
EXPENSES OR TAXES)
  MERRILL LYNCH HIGH
  YIELD MASTER II

AFTER-TAX RETURNS ARE SHOWN FOR CLASS I SHARES ONLY AND AFTER-TAX RETURNS FOR THE FUND'S OTHER CLASSES WILL VARY. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO ARE TAX EXEMPT OR WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES THE RETURN AFTER TAXES MAY EXCEED THE RETURN BEFORE TAXES DUE TO AN ASSUMED TAX BENEFIT FROM ANY LOSSES ON A SALE OF FUND SHARES AT THE END OF THE MEASUREMENT PERIOD.

THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED INDEX CONSISTING OF U.S. DOLLAR DENOMINATED BONDS THAT ARE ISSUED IN COUNTRIES HAVING A BBB3 OR HIGHER DEBT RATING WITH AT LEAST ONE YEAR REMAINING TILL MATURITY. ALL BONDS MUST HAVE A CREDIT RATING BELOW INVESTMENT GRADE BUT NOT IN DEFAULT. INVESTORS MAY NOT MAKE A DIRECT INVESTMENT INTO AN INDEX.

ALL PERFORMANCE RESULTS REFLECT ANY APPLICABLE EXPENSE SUBSIDIES AND WAIVERS IN EFFECT DURING THE PERIODS SHOWN; WITHOUT THESE, THE RESULTS WOULD HAVE BEEN LOWER.

[GRAPHIC]

INVESTOR FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
EXPENSES PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                 CLASS I      CLASS II
                                                 -------      --------
Management fee                                     0.40%       0.40%

Other expenses                                     0.23%       0.18%

TOTAL ANNUAL FUND OPERATING EXPENSES               0.63%       0.58%

THE FUND'S EXPENSE INFORMATION CONTAINED IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES.

THE FUND HAS ARRANGEMENTS WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS WHEREBY COMMISSIONS PAID BY THE FUND, INTEREST EARNED ON CASH MAINTAINED WITH ITS CUSTODIAN AND INCOME FROM SECURITIES LENDING ARRANGEMENTS ARE USED TO REDUCE FUND EXPENSES AND OFFSET FEES. IF THESE EXPENSE REDUCTIONS AND FEE OFFSETS ARE TAKEN INTO ACCOUNT, "TOTAL ANNUAL FUND OPERATING EXPENSES" FOR CLASS I AND CLASS II SHARES WOULD BE 0.60% AND 0.56%, RESPECTIVELY.

EXAMPLE:

THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND'S SHARES FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES ARE AFTER WAIVERS, IF ANY, FOR THE 1 YEAR PERIOD AND BEFORE WAIVERS, IF ANY, FOR THE OTHER PERIODS SHOWN. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

                       YEAR 1     YEAR 3     YEAR 5     YEAR 10
CLASS I               $     66    $    209   $    366   $    832

CLASS II              $     61    $    192   $    337   $    766

THE EXAMPLE ABOVE DOES NOT TAKE INTO ACCOUNT ANY OFFSET ARRANGEMENTS THAT THE FUND WILL ENTER INTO WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS. IF THE OFFSET CREDITS DESCRIBED WERE APPLIED TO THE ABOVE EXAMPLE, YOUR COST FOR THE 1,3,5 AND 10 YEAR PERIODS WOULD BE AS FOLLOWS:

                       YEAR 1     YEAR 3     YEAR 5     YEAR 10
CLASS I               $     63    $    199   $    348   $    792

CLASS II              $     59    $    185   $    325   $    740

SIMPLIFIED ACCOUNT INFORMATION

                                              OPENING AN ACCOUNT

This is the minimum initial      The minimum initial Investment differs by fund and share class. See
investment                       "Investment Minimums" on page 44.

Use this type of application     New Account Form or IRA Application

Before completing the            Each Fund offers a variety of features, which are described in the "Your
application                      Account" section of this prospectus. Please read this section before completing the application.

Completing the application       If you need assistance, contact your financial representative, or call us at
                                 (800) 551-8043.

If you are sending money by      Mail application and check, payable to: Nicholas-Applegate Institutional
CHECK                            Funds, PO Box 480, Milwaukee, WI 53201-0480 Express mail to: UMBFS, 803 West
                                 Michigan Street, Milwaukee, WI 53233-2301 c/o Nicholas-Applegate. The Trust
                                 will not accept third-party checks.

If you are sending money by      Please read the bank wire or ACH section under the "Buying Shares" section
BANK WIRE or ACH                 below. You will need to obtain an account number by sending a completed application to: Nicholas-Applegate Institutional Funds, PO Box 480,
                                 Milwaukee, WI 53201-0480 Express mail to: UMBFS, 803 West Michigan Street,
                                 Milwaukee, WI 53233-2301. To receive your account number, contact your financial representative or call us at (800) 551-8043.

                                                BUYING SHARES
The price you will receive       Each Fund is generally open on days that the New York Stock Exchange is open.
                                 All transactions received in good order before the market closes (normally
                                 4:00 p.m. Eastern time) receive that day's NAV.

If you are sending money by      Instruct your bank to wire the amount you wish to invest to:
BANK WIRE                        UMB Bank, N.A.
                                 Kansas City, MO
                                 ABA# 101000695
                                 For credit to: Nicholas-Applegate Institutional Funds
                                 Account# 9871062937
                                 For further credit to:
                                 Investor Account #
                                 Name or Account Registration
                                 SSN or TIN
                                 Identify which Fund to purchase

If you are sending money         Call your bank to ensure (1) that your bank supports ACH, and (2) this
by ACH                           feature is active on your bank account. To establish this option, either complete the appropriate sections when opening an account, contact your financial representative, or call us at (800) 551-8043 for further information. To initiate an ACH purchase, call the Trust - at (800) 551-8043.

Anti-Money Laundering            As part of a Fund's responsibility for the prevention of money laundering,
Regulations                      each Fund may require a detailed verification of a shareholder's identity, any beneficial owner underlying the account and the source of the payment.

                                               EXCHANGING SHARES

This is the minimum exchange     The minimum exchange amount differs by fund and share class. See "Investment
amount to open a new account     Minimums" on page 44.

The price you will receive       Each Fund is open on days that the New York Stock Exchange is open. All transactions received in good order before the market closes (normally 4:00
                                 p.m. Eastern time) receive that day's NAV. Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days.

Things you should know           The exchange must be to an account with the same registration. If you intend to keep money in the Fund you are exchanging from, make sure that you leave an amount equal to or greater than the Fund's minimum account size (see the
                                 "Opening an Account" section). To protect other investors, the Trust may limit the number of exchanges you can make.

How to request an exchange by    Contact your financial representative, or call us at (800) 551-8043. The
PHONE                            Trust will accept a request by phone if this feature was previously established on your account. See the "Your Account" section for further information.

How to request an exchange by    Please put your exchange request in writing, including: the name on the
MAIL                             account, the name of the Fund and the account number you are exchanging from, the shares or dollar amount you wish to exchange, and the Fund you wish to exchange to. Mail this request to: Nicholas-Applegate Institutional Funds, PO
                                 Box 480, Milwaukee, WI 53201-0480 Express mail to: UMBFS, 803 West Michigan
                                 Street, Milwaukee, WI 53233-2301.

                                                                SELLING OR REDEEMING SHARES
                                              IN WRITING                               BY PHONE
Things you should know           Certain requests may require a          Selling shares by phone is a service
                                 signature guarantee. See the next       option which must be established on
                                 section for further information. You    your account prior to making a
                                 may sell up to the full account         request. See the "Your Account"
                                 value.                                  section, or contact your financial
                                                                         representative, or call the Trust at
                                                                         (800) 551-8043 for further
                                                                         information. The maximum amount which
                                                                         may be requested by phone, regardless
                                                                         of account size, is $50,000. Amounts
                                                                         greater than that must be requested
                                                                         in writing. If you wish to receive
                                                                         your monies by bank wire, the minimum
                                                                         request is $5,000.

                                 If you purchased shares through a financial representative or plan administrator/sponsor, you should call them regarding the most efficient way to sell shares. If you bought shares recently by check, payment may be delayed until the check clears, which may take up to 15 calendar days from the date of purchase. Sales by a corporation, trust or fiduciary may have special requirements. Please contact your financial representative, a plan administrator/sponsor or us for further information.

                                          SELLING OR REDEEMING SHARES
                                              IN WRITING                               BY PHONE
The price you will receive       Each Fund is open on days that the New York Stock Exchange is open. All transactions received in good order before the market closes (normally 4:00
                                 p.m. Eastern time) receive that day's NAV.

If you want to receive your      Please put your request in writing,     Contact your financial
monies by BANK WIRE              including: the name of the account      representative, or call us at (800)
                                 owners, account number and Fund you     551-8043. The proceeds will be sent
                                 are redeeming from, and the share or    to the existing bank wire address
                                 dollar amount you wish to sell,         listed on the account.
                                 signed by all account owners. Mail
                                 this request to: NICHOLAS-APPLEGATE
                                 INSTITUTIONAL FUNDS, PO BOX 480,
                                 MILWAUKEE, WI 53201-0480.
                                 Express mail to: UMBFS,
                                 803 West Michigan Street,
                                 Milwaukee, WI 53233-2301.
                                 The proceeds will be sent to the
                                 existing bank wire address listed on
                                 the account.

If you want to receive your      Please call us at (800) 551-8043.       Contact your financial
monies by ACH                                                            representative, or call us at (800)
                                                                         551-8043. The proceeds will be sent
                                                                         in accordance with the existing ACH
                                                                         instructions on the account and will
                                                                         generally be received at your bank
                                                                         two business days after your request
                                                                         is received in good order.

Redemption in Kind               Each Fund intends to pay in cash for all shares redeemed, but each Fund reserves the right to make payment wholly or partly in shares of readily marketable investment securities. When a Fund makes a redemption in kind, a shareholder may incur brokerage costs in converting such securities to cash and assumes the market risk during the time required to convert the securities to cash. Each Fund has elected to be governed by the provisions of
                                 Rule 18f-1 under the Investment Company Act, pursuant to which it is obligated to pay in cash all requests for redemptions by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of such period.


                                                          SIGNATURE GUARANTEES
A definition                     A signature guarantee from a financial institution is required to verify the authenticity of an individual's signature. Signature guarantees must be issued by a participant in a medallion program endorsed by the Securities
                                 Transfer Association. Approved programs currently include STAMP, SEMP and
                                 MSP.

When you need one                A signature guarantee is needed when making a written request for the following reasons:
                                 1. When selling more than $50,000 worth of shares;
                                 2. When you want a check or bank wire sent to a name or address that is not currently listed on the account;
                                 3. To sell shares from an account controlled by a corporation, partnership, trust or fiduciary; or
                                 4. If your address was changed within the last 60 days.

YOUR ACCOUNT

TRANSACTION POLICIES

PURCHASE OF SHARES. Shares are offered at net asset value without a sales charge. The minimum initial investment for opening an individual account varies by Fund and share class see "Investment Minimums" on page 44. Certain omnibus accounts may not combine the assets of the underlying investor in order to satisfy the investment minimums. In addition, the Investment Adviser may take into account the aggergate assets that the shareholder has under management with the Investment Adviser. The minimum investment may be waived for purchases of shares made by current or retired directors, trustees, partners, officers and employees of the Trust, the Distributor, the Investment Adviser and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons or former employees employed by one of its affiliates, or, at the discretion of the Distributor. Eligibility for different classes of a Fund depends upon the shareholder meeting either (i) the minimum "Total Fund Investment" set forth under "Investment Minimums" on page 49 (ii) the total market value of all the shareholder's assets managed by the Investment Adviser and its affiliates or (iii) what the Investment Adviser and shareholder may negotiate at arm's length. The Funds may only accept orders for shares in states where they are legally able to offer shares.

The Funds may discontinue sales of their shares if the Investment Adviser and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund's shares are discontinued, it is expected that existing shareholders invested in that Fund would be permitted to continue to authorize investment in that Fund and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

ANTI-MONEY LAUNDERING PROGRAM. The Funds are required to comply with various federal anti-money laundering laws and regulations. Consequently, the Funds may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Funds may be required to transfer the account or proceeds of the account to a government agency. The Funds may also be required to reject a purchase payment, block a shareholder's account and consequently refuse to implement requests for transfers and withdrawals.

Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, street address, taxpayer identification number or other identifying information from shareholders who open an account with the Funds. The Funds may also ask to see a shareholder's driver's license or other identifying documents. Applications without this information may be rejected and orders may not be processed. The Funds reserve the right to place limits on transactions in any account until the identity of the shareholder is verified; to refuse an investment in a Fund or involuntarily redeem a shareholder's shares and close an account in the event that a shareholder's identity is not verified within 5 days of the purchase; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. An involuntary redemption may result in an unfavorable tax consequence or loss of principal. The Funds and their agents will not be responsible for any loss resulting from the shareholder's delay in providing all required identifying information or from closing an account and redeeming a shareholders share when a shareholder's identity cannot be verified.

PRICING OF SHARES. The net asset value per share ("NAV") of a Fund is determined each business day at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time) by dividing the value of the Fund's net assets by the number of its shares outstanding.

Securities traded in non-U.S. countries may not take place on all business days of the New York Stock Exchange, and may occur in various non-U.S. markets on days which are not business days of the New York Stock Exchange. Accordingly, a Fund's NAV may change on days when the U.S. markets are closed whereby a shareholder of the Fund will not be able to sell their shares.

NAV is based on the market value of the securities in the Funds' portfolio, equity holdings are valued on the basis of market quotations or official closing prices. If market quotations, official closing prices are not readily available, or are determined not to reflect accurately fair value (such that when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example a foreign exchange or market), but before the Fund calculates its NAV), the Investment Adviser will value the security at fair value in accordance with procedures approved by the Funds' Board of Trustees. Under such procedures, the Investment Adviser will fair value when, in its opinion, publicly available prices are no longer readily available, or are no longer reliable. Such circumstances would include when trading in the security is halted, when an entire market is closed, or when the movement of the markets in the U.S. reach certain trigger points. Fair value of securities will be determined by the Investment Adviser's pricing committee in good faith using such information as it deems appropriate under the circumstances. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Foreign securities may trade on days when the Fund does not calculate its NAV and thus may affect the Funds' NAV on days when shareholders will not be able to purchase or redeem Fund shares.

BUY AND SELL PRICES. When you buy shares, you pay the NAV, as described earlier. When you sell shares, you receive the NAV. Your financial institution may charge you a fee to execute orders on your behalf.

EXECUTION OF REQUESTS. Each Fund is open on the days the New York Stock Exchange is open, usually Monday-Friday. Buy and sell requests are executed at the NAV next calculated after your request is received in good order by the transfer agent or another agent designated by the trust. The fund reserves the right to refuse any purchase order.

Each Fund reserves the right to reject any purchase or to suspend or modify the continuous offering of its shares. Your financial representative is responsible for forwarding payment promptly to the transfer agent. The Trust reserves the right to cancel any buy request if payment is not received within three days.

In unusual circumstances, any Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven calendar days or longer, as allowed by federal securities laws.

PURCHASE OF SHARES JUST BEFORE RECORD DATE. If you buy shares of a Fund just before the record date for a distribution (the date that determines who receives the distribution), the Fund will pay that distribution to you. When a distribution is paid, the value of each share of the Fund decreases by the amount of the distribution to reflect the payout. The distribution you receive makes up the decrease in share value. As explained under the Taxability of Dividends section, the distribution may be subject to income or capital gains taxes. The timing of your purchase means that part of your investment came back to you as taxable income.

EXCHANGES. On any business day you may exchange all or a portion of your shares for shares of any other available Fund of the same share class only if you are eligible to purchase shares of such class.

The Trust does not permit market timing or other excessive trading practices which may disrupt portfolio management strategies and increase expenses. To protect the interests of other shareholders in a Fund, the Investment Adviser monitors trading activity and the Trust may cancel the exchange privileges (or reject any exchange or purchase orders) of any parties who, in the opinion of the Investment Adviser, are engaging in market timing. For these purposes, the Trust may consider a shareholder's trading history in the Funds. The Trust may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

MARKET TIMING. The Funds do not permit market timing or other excessive trading practices which may disrupt portfolio management strategies and harm Fund performance by diluting the value of portfolio shares and increasing brokerage and administrative costs. To protect the interests of other shareholders in the Funds, the Investment Adviser monitors trading activity and the Funds will take appropriate action, which may include cancellation of exchange privileges (or rejection of any exchange or purchase orders) of any parties who, in the opinion of the Investment Adviser, are engaging in market timing. For these purposes, the Funds may consider a shareholder's trading history in the Funds. The Funds may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Because certain Funds invest in markets throughout the world, they may be especially susceptible to market timing if they allowed excessive trades that can take advantage of the different times that overseas markets are open. The Board has delegated responsibility for pricing securities and reviewing trading practices to the Investment Adviser. These policies and procedures are applied consistently to all shareholders. Although the Fund makes an effort to monitor for market timing activities, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Funds will be able to eliminate all market timing activities.

REDEMPTIONS IN KIND. When a Fund elects to satisfy a redemption request with securities, the shareholder assumes the responsibility of selling the securities as well as a market risk of an unfavorable market movement during the time required to convert the securities to cash.

TELEPHONE TRANSACTIONS. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition the Trust will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or taxpayer ID number and other relevant information. If these measures are not taken, your Fund may be responsible for any losses that may occur in your account due to an unauthorized telephone call.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

CERTIFICATED SHARES. Shares of the Trust are electronically recorded. The Trust does not normally issue certificated shares.

SALES IN ADVANCE OF PURCHASE PAYMENTS. When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to fifteen calendar days after the purchase.

FEATURES AND ACCOUNT POLICIES

The services referred to in this section may be terminated or modified at any time upon 60 days' written notice to shareholders. Shareholders seeking to add to, change or cancel their selection of available services should contact the transfer agent.

RETIREMENT PLANS. You may invest in each Fund through various retirement plans, including IRAs, Roth IRAs, Simplified Employee Plan (SEP) IRAs, 403(b) plans, 457 plans, and all qualified retirement plans. For further information about any of the plans, agreements, applications and annual fees, contact the Distributor, your financial representative or plan sponsor. To determine which retirement plan is appropriate for you, consult your tax adviser.

ACCOUNT STATEMENTS. Shareholders will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

SEMI-ANNUAL REPORTS AND PROSPECTUSES. The Trust produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the Trust's annual and semi-annual report and prospectus will be mailed to shareholders having the same residential address on the Trust's records. However, any shareholder may contact the Distributor(see back cover for address and phone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

DIVIDENDS. The Funds generally distribute most or all of their net earnings in the form of dividends. Each Fund pays dividends of net investment income as follows:

    ANNUALLY*                                 QUARTERLY             MONTHLY
    U.S. Mini Cap Growth                      U.S. Convertible      U.S. High Yield Bond
    U.S. Emerging Growth
    U.S. Small Cap Value
    U.S. Large Cap Value
    U.S. Systematic
    Large Cap Growth
    U.S. Systematic MidCap
    Growth
    Global Select
    International Growth
    International Growth
    Opportunities
    Emerging Markets Opportunities Fund
    International Systematic
    International All Cap Growth

Any net capital gains are distributed annually.

* Annual dividends and net capital gains are normally distributed in the last calendar quarter.

DIVIDEND REINVESTMENTS. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the ex-dividend date. Alternatively, you can choose to have a check for your dividends mailed to you. Interest will not accrue or be paid on uncashed dividend checks.

TAXABILITY OF DIVIDENDS. Dividends you receive from a Fund, whether reinvested or taken as cash, are generally taxable. Dividends from a Fund's long-term capital gains are taxable as capital gains, determined by the length of time a Fund held an asset, rather than the length of time a shareholder holds a Fund's shares are taxable as capital gains; dividends from other sources are generally taxable as ordinary income.

Some dividends paid in January may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The tax information statement that is mailed to you details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status. If you fail to do this, or if you are otherwise subject to backup withholding, the Fund will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident non-U.S. shareholder generally will be subject to a U.S. withholding tax of up to 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

SMALL ACCOUNTS. If you draw down a non-retirement account so that its total value is less than the minimum investment, you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Your account will not be closed if its drop in value is due to Fund performance. See "Automatic Share Conversion" on page 44.

AUTOMATIC INVESTMENT PLAN. You may make regular monthly or quarterly investments in each Fund through automatic withdrawals of specified amounts from your bank account once an automatic investment plan is established. See the account application for further details about this service or call the Transfer Agent at
(800) 551-8043.

YOUR ACCOUNT

INVESTMENT MINIMUMS.

                                             MINIMUM TOTAL
                                             FUND INVESTMENT
Funds Offering      All                      $   250,000
Class I Shares

Funds Offering
Class II Shares     U.S. Emerging
                    Growth Fund              $   50,000,000
                    U.S. Small Cap Value     $   20,000,000
                    International
                    Systematic
                    U.S Large Cap Value
                    U.S Systematic
                    Large Cap Growth
                    U.S Systematic -
                    MidCap Growth
                    U.S. Convertible
                    U.S High Yield Bond
                    Global Select
                    International Growth     $   25,000,000
                    International Growth
                    Opportunities            $   100,000,000
                    International All-Cap    $   50,000,000
                    Emerging Markets
                    Opportunities            $   100,000,000

Funds Offering      U.S. MiniCap Growth      $   25,000,000
Class III Shares    International Growth
                    Opportunities

Funds Offering      International Growth
Class IV Shares     Opportunities            $   50,000,000

AUTOMATIC SHARE CONVERSION. The account of any shareholder in any class shall be automatically converted into the shares of a class of the same Fund with a higher shareholder account minimum if the shares in such account have a value equal to or higher than such minimum as of the end of each calendar quarter. The account of any shareholder in any class shall be automatically converted into the shares of a class with lower shareholder account minimum if, by reason of the redemption of shares, the value of the shares in such account is less than the shareholder account minimum for the account's class as determined at the end of each calendar quarter. All conversions pursuant to this paragraph shall be made at the respective net asset values determined as of the end of the day in which the account is converted.

The automatic conversion does not apply to omnibus accounts maintained by intermediaries (e.g. sub transfer agents, record keepers, etc.) that have revenue sharing arrangements with the Distributor or the Investment Adviser.

CROSS-REINVESTMENT. You may cross-reinvest dividends or dividends and capital gains distributions paid by one Fund into another Fund subject to conditions outlined in the Statement of Additional Information and the applicable provisions of the qualified retirement plan.

ORGANIZATION AND MANAGEMENT

THE INVESTMENT ADVISER

Investment decisions for the Funds are made by the Fund's Investment Adviser, Nicholas-Applegate Capital Management (the "Investment Adviser"), subject to direction by the Trustees. The Investment Adviser continually conducts investment research and supervision for each Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund. A discussion regarding the basis for the Board of Trustees approving the Investment Advisory Agreement is available in the Funds' annual report to shareholders dated March 31, 2005.

Founded in 1984, the Investment Adviser currently manages approximately $16 billion in discretionary assets for numerous clients, including employee benefit plans, corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors and individuals. The Investment Adviser's address is 600 West Broadway, Suite 2900, San Diego, California 92101.

INVESTMENT ADVISER COMPENSATION

Each Fund pays the Investment Adviser a monthly fee pursuant to the Investment Advisory Agreement. Each of the following Funds pays an advisory fee monthly at the following annual rates of their average net assets:

     U.S. Mini Cap Growth                          1.00%
     U.S. Emerging Growth                          0.75%
     U.S. Small Cap Value                          0.75%
     U.S. Large Cap Value                          0.45%
     U.S. Systematic Large Cap Growth              0.45%
     U.S. Systematic MidCap Growth                 0.70%
     U.S. Convertible                              0.55%
     Global Select                                 0.65%
     International Growth                          0.50%
     International Growth Opportunities            0.70%
     Emerging Markets Opportunities                0.90%
     International Systematic                      0.50%
     International All-Cap Growth                  0.85%
     U.S. High Yield Bond                          0.40%

ADMINISTRATIVE AND SHAREHOLDER SERVICES

The Funds pay for the administrative services they require under what is essentially an all-in fee structure. Class I, II, III & IV shareholders of the Funds pay an administrative fee to the Investment Adviser computed as a percentage of the Funds' assets attributable in the aggregate to Class I, II, III & IV shares, the Investment Adviser, in turn, provides or procures administrative services for Class I, II, III & IV shareholders and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The administrative fees paid to the Investment Adviser may exceed the related costs. Generally, this may not be the case for relatively small funds. The Funds do bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Class I, II, III & IV shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the disinterested Trustees of the Trust and their counsel.

CLASS I, II, II & IV SHAREHOLDERS OF THE FUNDS PAY THE INVESTMENT ADVISER MONTHLY ADMINISTRATIVE FEES AT THE FOLLOWING ANNUAL RATES (STATED AS A PERCENTAGE OF THE AVERAGE DAILY NET ASSETS ATTRIBUTABLE IN THE AGGREGATE TO A FUND'S CLASS I, II, III & IV SHARES):

FUND                                               CLASS I       CLASS II        CLASS III      CLASS IV
     US Mini Cap Growth                            0.56          0.31            0.41           N/A
     US Emerging Growth                            0.45          0.30            N/A            N/A
     US Small Cap Value                            0.55          0.45            N/A            N/A
     US Large Cap Value                            0.36          0.21            N/A            N/A
     US Systematic Large Cap Growth                0.67          0.52            N/A            N/A
     US Systematic MidCap Growth                   0.63          0.43            N/A            N/A
     US Convertible                                0.47          0.37            N/A            N/A
     Global Select                                 0.50          0.45            N/A            N/A
     International Growth                          0.89          0.49            N/A            N/A
     International Growth Opportunities            0.72          0.57            0.52           0.47
     International All-Cap Growth                  0.30          0.15            N/A            N/A
     Emerging Markets Opportunities                0.65          0.50            N/A            N/A
     International Systematic                      0.50          0.35            N/A            N/A
     US High Yield Bond                            0.23          0.18            N/A            N/A

Nicholas-Applegate Securities, Distributor and its affiliates may make payments to financial intermediaries (such as brokers or third party administrators) for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Investment Adviser, the Distributor and their affiliates and may be an addition to any distribution and/or servicing (12b-1) fees paid to such financial intermediaries. The payments described above may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The Investment Adviser and the Distributor do not audit the financial intermediaries to determine whether such intermediaries are providing the services for which they are receiving such payments.

MULTI CLASS STRUCTURE

Certain Funds offer multiple classes of shares. The sole economic difference among the various classes of shares described in this prospectus is the level of shareholder service and administrative service fees that the classes bear for the client and shareholder service, administrative services, reporting and other support, reflecting the fact that, as the size of the client relationship increases, the cost to service that client decreases as a percentage of the assets in that account. Thus, the shareholder service and administrative service fees are lower for classes where the eligibility criteria require greater total assets under the Investment Adviser's management.

PORTFOLIO TRADES

The Investment Adviser is responsible for the Fund's portfolio transactions. In placing portfolio trades, the Investment Adviser may use brokerage firms that provide research services to the Fund, but only when the Investment Adviser believes no other firm offers a better combination of quality execution (e.g., timeliness and completeness) and favorable price.

The Investment Adviser may allocate brokerage transactions to brokers who have entered into expense offset arrangements with the Investment Adviser under which a broker allocates a portion of the commissions paid by a Fund toward the reduction of that Fund's expenses.

PORTFOLIO TURNOVER

To the extent that the Investment Adviser actively trades a Fund's portfolio securities in an attempt to achieve the Fund's investment goal, such trading may cause the Fund to have an increased portfolio turnover rate of 300% or more, which has the potential to generate shorter-term gains (losses) for its shareholders, which are taxed as ordinary income with rates that are higher than longer-term gains (losses). Actively trading portfolio securities may have an adverse impact on the Fund's performance.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

PORTFOLIO MANAGEMENT

The Investment Adviser applies a team approach to portfolio management and investment research, with ultimate buy and sell decision-making authority vested in a Lead Portfolio Manager accountable for each investment team's results. All portfolio management activities are overseen by Nicholas-Applegate's Chief Investment Officer, Horacio A. Valeiras, CFA. Day-to-day management of each Fund's portfolio is performed by Lead Portfolio Managers and a team of Portfolio Managers and Analysts. Lead Portfolio Managers and Portfolio Managers with day-to-day investment responsibilities for the portfolios of the Funds, as well as the Funds for which they are responsible, are listed below. Unless otherwise noted, each Lead Portfolio Manager and Portfolio Manager has been responsible for the management of the Fund for at least five years, or since the Fund's inception if the Fund has less than five years of operating history.

The Statement of Additional Information provides additional information about Mr. Valeiras, the Lead Portfolio Managers' and Portfolio Managers', with ultimate buy and sell decision-making authority, compensation, other accounts managed by them and their ownership of securities of the Fund.

HORACIO A. VALEIRAS, CFA
MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,
NICHOLAS-APPLEGATE CAPITAL MANAGEMENT

Responsible for overseeing all investment and trading functions within the firm Joined firm in August 2002, previously Managing Director at Morgan Stanley
     Investment Management (1997-2002); 15 years of prior experience with Morgan Stanley Investment Management; Miller Anderson & Sherrerd; and Credit Suisse First Boston

M.B.A.--University of California, Berkeley;
     S.M.--Massachusetts Institute of Technology;
     B.S.--Virginia Tech
- INTERNATIONAL GROWTH FUND (SINCE 8/02)
- INTERNATIONAL GROWTH OPPORTUNITIES FUND (SINCE 8/02)
- EMERGING MARKETS OPPORTUNITIES FUND
- INTERNATIONAL ALL-CAP GROWTH FUND

DOUGLAS G. FORSYTH, CFA
LEAD PORTFOLIO MANAGER, US HIGH YIELD BOND/CONVERTIBLES
Joined firm in 1994; 3 years prior investment experience with AEGON USA B.B.A.--University of Iowa
- U.S. HIGH YIELD BOND FUND
- U.S. CONVERTIBLE FUND

PEDRO V. MARCAL
LEAD PORTFOLIO MANAGER, GLOBAL EQUITIES
Joined firm in 1994; 5 years prior investment experience with A. B. Laffer, V.
     A. Canto & Associates, and A-Mark Precious Metals
M.B.A.--The Anderson School at University of California, Los Angeles;
B.A.--University of California, San Diego
- GLOBAL SELECT FUND

JOHN C. MCCRAW
LEAD PORTFOLIO MANAGER, US MINI/SMALL CAP GROWTH AND GLOBAL SMALL CAP Joined firm in 1992; 2 years prior investment experience with Citizens and
     Southern National Bank
M.B.A.--University of California, Irvine; B.A.--Flagler College
- U.S. MINI CAP GROWTH FUND
- U.S. EMERGING GROWTH FUND

NICHOLAS MELHUISH
LEAD PORTFOLIO MANAGER, GLOBAL EQUITIES
Joined firm in August 2003, previously Senior Portfolio Manager at Putnam
     Investments; 12 years prior investment experience with Putnam Investments and Schroder Investment Management
M.A.--Oxford University, U.K.
- GLOBAL SELECT FUND (SINCE 8/03)

STACEY R. NUTT, PH.D.
LEAD PORTFOLIO MANAGER, SYSTEMATIC
Joined the firm in 1999; 7 years prior experience with Vestek Systems, Inc. and Virginia Tech; Emory University; Georgia Institute of Technology

Ph.D. and M.B.A.--Georgia Institute of Technology School of Management;
     B.S.--Oral Roberts University

- U.S. SYSTEMATIC MIDCAP GROWTH FUND
- U.S. SYSTEMATIC LARGE CAP GROWTH FUND
- INTERNATIONAL SYSTEMATIC FUND

STEPHEN SEXAUER
LEAD PORTFOLIO MANAGER, US VALUE--LARGE CAP
Joined firm in March 2003, previously Executive Director at Morgan Stanley
     Investment Management; 20 years prior experience with Morgan Stanley Investment Management; Salomon Brothers; Merrill Lynch Economics; and Wharton Econometrics
M.B.A.--University of Chicago; B.S.--University of Illinois
- U.S. LARGE CAP VALUE FUND (SINCE 3/03)
- U.S. SMALL CAP VALUE FUND (SINCE 3/03)

MARK W. STUCKELMAN
LEAD PORTFOLIO MANAGER, US VALUE--SMALL CAP
Joined firm in 1995; 5 years prior experience with Wells Fargo Bank Investment
     Management Group; Fidelity Management Trust Co.; and BARRA
M.B.A.--University of Pennsylvania/Wharton School;
     B.A.--University of California, Berkeley
- U.S. SMALL CAP VALUE FUND
- U.S. LARGE CAP VALUE FUND

VINCENT WILLYARD, CFA
MANAGING DIRECTOR, PORTFOLIO MANAGER, INTERNATIONAL ALL CAP AND INTERNATIONAL SMALL CAP
Joined firm in 2005, previously portfolio manager of Duncan-Hurst Capital
     Management's International Growth Equity and International Small-Cap Growth Equity strategies (1998-2005); over 10 years prior experience with Duncan-Hurst Capital Management and Fidelity Investment Advisors Group
M.B.A.--Northeastern University
     B.A.--UCLA
- INTERNATIONAL GROWTH FUND
- INTERNATIONAL GROWTH OPPORTUNITIES FUND
- INTERNATIONAL ALL-CAP GROWTH FUND
- EMERGING MARKETS OPPORTUNITIES

LINDA BA
PORTFOLIO MANAGER, INTERNATIONAL
Joined firm in March 2003, previously Senior Equity Analyst at Artisan Partners;
     11 years prior investment experience with Artisan Partners; Putnam Investments; CS First Boston (Hong Kong) LTD.; and BT Securities
M.B.A.--Stanford University; B.S.--University of Pennsylvania/Wharton School;
B.A.--University of Pennsylvania
- INTERNATIONAL GROWTH FUND (SINCE 3/03)
- INTERNATIONAL GROWTH OPPORTUNITIES FUND (SINCE 3/03)

JOSEPH DEVINE
SENIOR VICE PRESIDENT, PORTFOLIO MANAGER, PACIFIC RIM AND EMERGING MARKETS
     OPPORTUNITIES
Joined firm in 2005, previously portfolio manager and research analyst at Duncan-Hurst Capital Management; over 10 years prior experience with Duncan-Hurst Capital Management; Peregrine Investment Holdings; C.S. First Boston; and Merrill Lynch
B.S.--University of Southern California
- EMERGING MARKETS OPPORTUNITIES
- INTERNATIONAL GROWTH FUND
- INTERNATIONAL GROWTH OPPORTUNITIES FUND
- INTERNATIONAL ALL-CAP GROWTH FUND

CHRISTOPHER A. HERRERA
PORTFOLIO MANAGER, INTERNATIONAL SMALL CAP
Joined firm in July 2000; 5 years prior experience as an intern with the firm and with Lehman Brothers Global Real Estate Group
M.B.A.--University of California, Berkeley;
     B.S.--University of Southern California
- INTERNATIONAL GROWTH OPPORTUNITIES FUND (SINCE 11/03)

JUSTIN KASS, CFA
PORTFOLIO MANAGER, US HIGH YIELD BOND/CONVERTIBLES
Joined firm in May 2000; previously an intern on the team. Prior experience with
     Universal Studios, Ocean Realty and Center for Cooperatives
M.B.A.--The Anderson School at University of California, Los Angeles;
     B.S.--University of California, Davis
- U.S. CONVERTIBLE FUND (SINCE 1/03)

DAVID J. PAVAN, CFA
PORTFOLIO MANAGER, US SYSTEMATIC
Joined the firm in 1999; 5 years prior experience with Putnam Investments and
     Genus Capital Management, Inc.
M.S.--Carnegie Mellon University; M.B.A.--Queen's University; B.
     Math--University of Waterloo
- U.S. SYSTEMATIC LARGE CAP GROWTH FUND

TRAVIS PRENTICE
PORTFOLIO MANAGER, US MINI/SMALL CAP GROWTH
Originally joined firm in 1997; prior experience with Merrill Lynch Private
     Client Group
M.B.A.--San Diego State University; B.A.--University of Arizona
- U.S. MINI CAP GROWTH FUND
- U.S. EMERGING GROWTH FUND

WILLIAM L. STICKNEY
PORTFOLIO MANAGER, US HIGH YIELD BOND/CONVERTIBLES
Joined firm in 1999; 10 years prior investment experience with ABN AMRO, Inc.;
     Cowen & Company; and Wayne Hummer & Company
M.B.A.--Northwestern University, J.L. Kellogg School of Management; B.S.--Miami
     University
- U.S. HIGH YIELD BOND FUND

DAVID VAUGHN, CFA
PORTFOLIO MANAGER, INTERNATIONAL SYSTEMATIC
Joined firm in March 2003, previously Research Analyst at Barclays Global
     Investors; 6 years prior investment experience with Barclays Global Investors; First Quadrant LLP; and Sanwa Bank California
M.S.--Carnegie Mellon University; B.S.--California Institute of Technology
- INTERNATIONAL SYSTEMATIC FUND

TODD N. WOLTER, CFA
PORTFOLIO MANAGER, US SYSTEMATIC
Joined firm in July 2000; 5 years prior experience with Credit Suisse Asset
     Management; University of California, Irvine; Olde Financial Corporation; and Prudential Securities
M.B.A.--University of California, Irvine; B.A.--University of Southern
     California
- U.S. SYSTEMATIC MIDCAP GROWTH FUND

The Statement of Additional Information contains additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds.

INVESTMENTS TEAM

Each portfolio management team is assisted by the entirety of Nicholas-Applegate's Investments Team, which in addition to the lead portfolio managers and portfolio managers, is also comprised of research analysts and other investment professionals, as set forth below. Team members provide research reports and make securities recommendations with respect to each Fund's portfolio, but do not have primary responsibility for day-to-day portfolio management except as indicated above.

U.S. EQUITY PORTFOLIO MANAGEMENT -- TRADITIONAL

CHRISTIANE BOYD
PORTFOLIO MANAGER, US LARGE CAP GROWTH
Joined firm in 2001; 15 years prior experience with U.S. Bancorp Piper
     Jaffray; Arneson Kercheville Ehrenberg & Associates; WestLB Securities Pacific, Tokyo; Westdeutsche Landesbank Girozentrale, Tokyo
I.B.--American International School of Dusseldorf
     B.A.--International Christian University, Tokyo

U.S. EQUITY PORTFOLIO MANAGEMENT -- VALUE STRATEGIES

INVESTMENT ANALYSTS -- TRADITIONAL

K. MATHEW AXLINE
INVESTMENT ANALYST
Joined firm in 2004, 5 years prior experience with Pescadero Ventures, LLC;
     Icarian, Inc.; and Merrill Lynch, Pierce, Fenner & Smith
M.B.A.--Indiana University; B.S.--The Ohio State University

CARRIE L. BOYKO
INVESTMENT ANALYST
Joined firm in 1997; previously with firm's operations department 6 years of prior experience with Pershing, Division of Donaldson, Lufkin & Jenrette; Montgomery Securities; and Charles Schwab & Co.
M.S.B.A. and B.S.--San Diego State University

CHARLES HOEVELER
INVESTMENT ANALYST
Joined team in 2004; previously an intern on the team and 4 years prior experience with Causeway Capital Management, LLC; Deutsche Banc Alex Brown, Inc., and Security Capital Group, Inc.
M.B.A.--The Anderson School at University of California, Los Angeles;
     B.A.--Stanford University

BARRY KENDALL
VICE PRESIDENT, INVESTMENT ANALYST
Joined firm in 2005, 7 years previous experience as a research analyst and equity trader at Duncan-Hurst Capital Management
B.A.--Tulane University
     M.H.A.--Duke University
- INTERNATIONAL GROWTH FUND
- INTERNATIONAL GROWTH OPPORTUNITES FUND
- INTERNATIONAL ALL-CAP GROWTH FUND

JOHN MAZUR
INVESTMENT ANALYST

Joined firm in 1999; 1 year prior investment experience and 7 years of experience in the Biotech industry
M.B.A.--The Wharton School, University of Pennsylvania; B.S.--University of
     Southern California; attended Texas A&M University

                                       53
JOSHUA M. MOSS
INVESTMENT ANALYST
Joined firm in 2001; 2 years prior experience with Credit Suisse First Boston and as an intern with Nicholas--Applegate
B.A.--University of California, San Diego

NELSON W. SHING
INVESTMENT ANALYST
Joined firm in 2003; 6 years prior investment experience with Pequot Capital
     Management, Inc.; Morgan Stanley Investment Management, Inc.; C. Blair Asset Management, L.P.; and Credit Suisse First Boston Corporation
B.S.--University of California, Berkeley

AERUS TRAN
INVESTMENT ANALYST
Joined firm in 1999; 4 years prior experience with San Diego Association of Governments; Perwich, Goff & Karavatos; Best Mortgage, LLC; Western Riverside Association of Governments; San Bernardino Association of Governments
B.B.A.--University of California, Riverside

MONTIE L. WEISENBERGER
INVESTMENT ANALYST
Joined firm in 2001; 6 years prior experience with Adams, Harkness & Hill and
     KPMG LLP
M.B.A. and M.H.A.--Georgia State University;
     B.A.--Flagler College

SYSTEMATIC PORTFOLIO MANAGEMENT

MARK P. ROEMER
PORTFOLIO SPECIALIST, US SYSTEMATIC
Joined firm in 2001; 5 years prior investment experience with Barclays Global
     Investors and Kleinwort Benson Investment Management of London M.S.--London Business School; M.S.--Stanford University; B.S.--Virginia
     Polytechnic Institute & State University

INVESTMENT ANALYSTS -- SYSTEMATIC

JANE EDMONDSON
INVESTMENT ANALYST, US SYSTEMATIC
Joined firm in 1996; 5 years prior experience with Merrill, Lynch, Pierce,
     Fenner & Smith
M.B.A.--San Diego State University; B.A.--University of California, Irvine

CHENYANG FRANK FENG, PH.D.
INVESTMENT ANALYST, US SYSTEMATIC
Joined firm in 2001; 5 years prior experience with Vestek Systems; Providian
     Financial and the Federal Reserve Bank of Atlanta
Ph.D.--Georgia State University; M.B.A.--University of International Business and Economics, Beijing, China; B.A.--Jiaotong University, Xian, China

JAMES LI, PH.D., CFA
INVESTMENT ANALYST, US SYSTEMATIC
Joined firm in 2000, 5 years prior investment experience with Accessor Capital
     Management and Frank Russell Company
Ph.D.--University of Washington; M.B.A.--Texas A & M University; B.S.--Fudan
     University, Shanghai

AERUS TRAN
INVESTMENT ANALYST, US SYSTEMATIC

Joined firm in 1999; 4 years prior experience with San Diego Association of Governments; Perwich, Goff & Karavatos; Best Mortgage, LLC; Western Riverside Association of Governments; San Bernardino Association of Governments
B.B.A.--University of California, Riverside

CARMA WALLACE, CFA
INVESTMENT ANALYST, US SYSTEMATIC
Joined firm in 1999; 2 years prior experience with FinEcon and Thefeld, Finch and Abrams
M.S. and B.S.--University of California, Davis

US HIGH YIELD BOND/CONVERTIBLES

MICHAEL E. YEE
PORTFOLIO MANAGER, US HIGH YIELD BOND/CONVERTIBLES
Joined firm in 1995; prior investment experience with Priority One
     Financial/Liberty Foundation
M.B.A.--San Diego State University; B.S.--University of California, San Diego

ELIZABETH LEMESEVSKI
INVESTMENT ANALYST, US HIGH YIELD BOND/CONVERTIBLES

Joined firm in 2001, 10 years prior experience with T.A. McKay & Company;
     Citibank; and CoreStates Philadelphia International Bank
M.B.A.--Fordham University; B.S.--Rutgers University

NICOLE LARRABEE RODRIGUES
FIXED INCOME TRADING ASSISTANT, US HIGH YIELD BOND/CONVERTIBLES

Joined firm in 2000; 4 years prior experience with Salomon Smith Barney
     (Schroders); Lehman Brothers, Inc.; Heflin and Co. LLC; Sun Alliance

     Holdings, Ltd.; and Cantor Fitzgerald and Co., Inc.
B.S.--University of Arizona

INTERNATIONAL GROWTH PORTFOLIO MANAGEMENT

MICHAEL J. FREDERICKS
PORTFOLIO SPECIALIST
Joined firm in 2001; 7 years of prior investment experience with Callan
     Associates; Baring Asset Management; Bank of America; Berger
     Barnett Investment Partners and Dean Witter Reynolds, Inc.
M.A.--University of California, San Diego; Dual major
     B.A.--University of California, Berkeley

INVESTMENT ANALYSTS -- INTERNATIONAL

FLORA KIM
INVESTMENT ANALYST
Joined firm in 2004; previously an intern on the team. Prior healthcare experience with The Burnham Institute
Dual major B.S.--University of California, San Diego

PASHA MISSAGHI
INVESTMENT ANALYST
Joined firm in 2005; 3 years prior investment experience as an intern on the International team and internships with Salomon Smith Barney and A.G. Edwards
M.S.B.A. and B.B.A.--San Diego State University

ERIC SAGMEISTER
INVESTMENT ANALYST
Joined firm in 1995; including 5 years as a trade settlement coordinator and operations department of Nicholas - Applegate. Previously with Qualcomm Communications
B.A.--San Diego State University

SCOTT R. WILLIAMS
INVESTMENT ANALYST
Joined firm 2004; 11 years prior investment experience with Loomis Sayles and Company; Dresdner RCM Global Investors; Stein Roe & Farnham; Capital Guardian Trust Company and John Nuveen and Company, Inc.
M.B.A.--University of Chicago; B.A. -- Yale University; attended Oxford
University

PRINCIPAL STRATEGIES, RISKS AND OTHER INFORMATION

MORE ABOUT THE FUNDS

Each Fund's goal and principal investment strategies, and the main risks of investing in the Funds, are summarized at the beginning of this prospectus. More information on investment strategies, investments and risks appears in this section. Except as noted below, each Fund's investment policy may be changed without shareholder approval. The Funds will provide shareholders with at least 60 days prior notice of any change in the Fund's investment policy. There can, of course, be no assurance that any Fund will achieve its investment goal.

The Funds may also use strategies and invest in securities that are not described in the Statement of Additional Information. Of course, the Investment Adviser may decide, as a matter of investment strategy, not to use the investments and investment techniques described below and in the Statement of Additional Information at any particular time.

MARKET DISRUPTION

As a result of the terrorist attack on the World Trade Center and Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks have led to unusual short-term market volatility and may have long-term effects on the U.S. and world economies and markets. A similar disruption of the financial markets could impact the market risk, liquidity risk and interest rate risk relating to your investment.

INTERNATIONAL INVESTMENT RISKS AND CONSIDERATIONS

NON-U.S. SECURITIES. The Global Select, International Growth, International Systematic, International Growth Opportunities, Emerging Markets Opportunities and Emerging Countries Funds invest in non-U.S. securities as a principal strategy. The remainder of the Funds may invest in non-U.S. securities as a non-principal strategy.

CURRENCY FLUCTUATION. When a Fund invests in instruments issued by non-U.S. companies, the principal, income and sales proceeds must be paid to the Fund in local non-U.S. currencies. A reduction in the value of local currencies relative to the U.S. dollar could mean a corresponding reduction in the value of a Funds' investments. Also, a Fund may incur costs when converting from one currency to another.

SOCIAL, POLITICAL AND ECONOMIC FACTORS. The economies of many of the countries where the Funds may invest may be subject to a substantially greater degree of social, political and economic instability than the United States. This instability might impair the financial conditions of issuers or disrupt the financial markets in which the Funds invest.

The economies of non-U.S. countries may differ significantly from the economy of the United States as to, for example, the rate of growth of gross domestic product or rate of inflation. Governments of many non-U.S. countries continue to exercise substantial control over private enterprise and own or control many companies. Government actions such as imposition of exchange control regulation, witholding taxes, limitations on the removal of funds or other assets, expropriation of assets and confiscatory taxation could have a significant impact on economic conditions in certain countries which could affect the value of the securities in the Funds.

INFLATION. Certain non-U.S. countries, especially many emerging market countries, have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Rapid fluctuations in inflation rates and wage and price controls may continue to have unpredictable effects on the economies, companies and securities markets of these countries.

DIFFERENCES IN SECURITIES MARKETS. The securities markets in non-U.S. countries have substantially less trading volume than the markets in the United States and debt and equity securities of many companies listed on such markets may be less liquid and more volatile than comparable securities in the United States. Some of the stock exchanges in non-U.S. countries, to the extent that established markets exist, are in the earlier stages of their development. The limited liquidity of certain securities markets may affect the ability of each Fund to buy and sell securities at the desired price and time.

Trading practices in certain non-U.S. countries are also significantly different from those in the United States. Although brokerage commissions are generally higher than those in the U.S., the Investment Adviser will seek to achieve the most favorable net results. In addition, securities settlements and clearance procedures may be less developed and less reliable than those in the United States. Delays in settlement could result in temporary periods in which the assets of the Funds are not fully invested, or could result in a Fund being unable to sell a security in a falling market.

CUSTODIAL AND REGISTRATION PROCEDURES. Systems for the registration and transfer of securities in non-U.S. markets can be less developed than similar systems in the United States. There may be no standardized process for registration of securities or a central registration system to track share ownership. The process for transferring shares may be cumbersome, costly, time-consuming and uncertain.

GOVERNMENT SUPERVISION OF SECURITIES MARKETS. Disclosure and regulatory standards in many non-U.S. countries are, in many respects, less stringent than those in the United States. There may be less government supervision and regulation of securities exchanges, listed companies, investors, and brokers in non-U.S. countries than in the United States, and enforcement of existing regulations may be extremely limited.

FINANCIAL INFORMATION AND REPORTING STANDARDS. Issuers in non-U.S. countries are generally subject to accounting, auditing, and financial standards and requirements that differ, in some cases materially, from those in the United States. In particular, the assets and profits appearing in financial statements may not reflect their financial position or results in the way they would be reflected had the statements been prepared in accordance with U.S. generally accepted accounting principles. Consequently, financial data may not reflect the true condition of those issuers and securities markets.

GENERAL FIXED INCOME SECURITIES RISKS

The U.S. Convertible and U.S. High Yield Bond Funds invest in debt securities as a principal strategy. The remainder of the Funds may invest in debt securities as a non-principal strategy. The debt securities in which the Funds invest may be of any maturity. Fixed income securities are subject to the following risks:

MARKET RISK. Prices of fixed income securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater affect on fixed income securities with longer durations.

CREDIT RISK. Credit risk is the possibility that an issuer will default (the issuer fails to repay interest and principal when due). If an issuer defaults, the Fund will lose money.

Many fixed income securities receive credit ratings from companies such as Standard & Poor's and Moody's Investor Services. Fixed income securities receive different credit ratings depending on the rating company's assessment of the likelihood of default by the issuer. The lower the rating of the fixed income security, the greater the credit risk.

Lower rated fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of the security and the yield of a U.S. Treasury security with a comparable maturity (the "spread") measures the additional interest received for taking risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

CALL RISK. Call risk is the possibility that an issuer may redeem a fixed income security before maturity ("call") at a price below it's current market price. An increase in the likelihood of a call may reduce the security's price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

LIQUIDITY RISKS. Fixed income securities that have noninvestment grade credit ratings, have not been rated or that are not widely held may trade less frequently than other securities. This may increase the price volatility of these securities.

NON-U.S. RISKS. Non-U.S. debt securities pose additional risks because non-U.S. economic or political conditions may be less favorable than those of the United States. Non-U.S. financial markets may also have fewer investor protections. Debt securities in non-U.S. markets may also be subject to taxation policies that reduce returns for U.S. investors. Due to these risk factors, non-U.S. debt securities may be more volatile and less liquid than similar securities traded in the U.S.

BELOW INVESTMENT GRADE BOND RISKS

Below investment grade securities usually offer higher yields than higher-rated securities but are also subject to more risk than higher-rated securities.

Lower-rated or unrated debt obligations are more likely to react to developments affecting market and credit risks than are more high-rated securities, which react primarily to movements in interest rates. In the past, economic downturns or increases in interest rates caused a higher incidence of default by issuers of lower-rated securities.

In some cases, such obligations may be highly speculative, and may have poor prospects for reaching investment grade. To the extent the issuer defaults, the Fund may incur additional expenses in order to enforce its rights or to participate in a restructuring of the obligation. In addition, the prices of lower-rated securities generally tend to be more volatile and the market less liquid than those of higher-rated securities. Consequently, the Funds may at times experience difficulty in liquidating their investments at the desired times and prices.

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                                       57

EQUITY-LINKED SECURITIES AND RISKS

Certain Funds may purchase Equity-Linked Securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to more efficiently and effectively access the securities market of what is generally an emerging country. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the value of the underlying security. Aside from market risk there is of the underlying security, there is the risk of default by the other party to the transaction. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the fund's ability to enter into other transactions at a time when doing so might be advantageous.

TEMPORARY INVESTMENTS AND RISKS

Each Fund may, from time to time, invest all of its assets in short-term instruments when the Investment Adviser determines that adverse market, economic, political or other conditions call for a temporary defensive posture. Such a defensive position may result in a Fund failing to achieve its investment objective.

LENDING OF PORTFOLIO SECURITIES AND RISK

In order to generate expense offset credits, each of the Funds may lend portfolio securities, on a short-term or a long-term basis, up to 30% of a Fund's total assets to broker/dealers, banks, or other institutional borrowers of securities. A Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Investment Adviser has determined are creditworthy and under guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 102% of the value of the securities loaned on U.S. securities and 105% on non-U.S. securities.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

NON-PRINCIPAL STRATEGIES

HEDGING TRANSACTION AND RISKS

Each of the Funds may trade in derivative contracts to hedge portfolio holdings or an underweighting relative to a Fund's index. Hedging activities are intended to reduce various kinds of risks. For example, in order to protect against certain events that might cause the value of its portfolio securities to decline, the Fund can buy or sell a derivative contract (or a combination of derivative contracts) intended to rise in value under the same circumstances. Hedging activities will not eliminate risk, even if they work as they are intended to. In addition, these strategies are not always successful, and could result in increased expenses and losses to the Fund. The Fund may trade in the following types of derivative contracts.

FUTURES CONTRACTS provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date, and time specified when the contract is made. Futures contracts traded OTC are frequently referred to as forward contracts. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Futures are considered to be commodity contracts. The Fund can buy or sell futures contracts on portfolio securities or indexes and engage in non-U.S. currency forward contracts.

FORWARD CURRENCY CONTRACTS. The value of non-U.S. currencies can fluctuate significantly relative to the U.S. dollar and potentially result in losses for the Funds. To help offset such declines, the Funds at their discretion, may acquire non-U.S. currency forward contracts, enter into non-U.S. currency futures contracts and acquire put and call options on non-U.S. currencies. The use of such derivatives entails special risks whereby a small investment in derivatives could have a potentially large impact on a fund's performance. Please see "Options" below.

OPTIONS are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period of time. A call option gives the holder (buyer) the right to purchase the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or "premium," from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

When the Fund uses financial futures and options on financial futures as hedging devices, much depends on the ability of the portfolio manager to predict market conditions based upon certain economic analysis and factors. There is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the portfolio managers could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contracts or options.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Investment Adviser will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

BOND QUALITY

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds Rated A possess many favorable investment attributes and are to be considered as upper- medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C - Bonds rated C are the lowest-rated class of bonds, and such issues can be regarding as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modified 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

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                                       59

DESCRIPTION OF S&P'S CORPORATE BOND RATINGS

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal,although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B Rating.

CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

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                                       60


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

                                       61

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years or shorter of the period since commencement of operations. Certain information reflects financial results for a share of the predecessor Institutional Portfolio outstanding throughout each period indicated. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Funds (assuming reinvestment of all dividends and distributions), except as otherwise indicated, the financial highlights have been audited by PricewaterhouseCoopers, LLP with respect to the fiscal year ended March 31, 2003, 2004 and 2005, who's report along with the Funds' Financial Statements are included in the Funds' Annual Report which is available upon request, and another independent auditing firm with respect to the prior two fiscal years ended March 31, if any. The September 30, 2005 Semi-Annual Financial Highlights are unaudited.

For a class I share outstanding during the period indicated

                                                                                                           DISTRIBUTIONS FROM:
                                                                                                       --------------------------
                                        NET ASSET          NET            NET REALIZED    TOTAL FROM      NET           NET
                                          VALUE,        INVESTMENT       AND UNREALIZED   INVESTMENT   INVESTMENT     REALIZED
                                        BEGINNING   INCOME (LOSS) (1)     GAINS (LOSS)    OPERATIONS     INCOME     CAPITAL GAINS
                                                         U.S. EQUITY FUNDS
U.S. MINI CAP GROWTH
  For the period ended 09/30/05 (1)     $   12.83   $           (0.06)   $         2.05   $     1.99   $       --   $          --
  For the year ended 03/31/05               14.69               (0.09)            (1.09)       (1.18)          --           (0.68)
  For the year ended 03/31/04                7.44               (0.13)             7.38         7.25           --              --
  For the year ended 03/31/03               10.88               (0.12)            (3.32)       (3.44)          --              --
  For the year ended 03/31/02                9.05               (0.13)             1.96         1.83           --              --
  For the year ended 03/31/01               42.54               (0.14)           (17.58)      (17.72)          --          (15.77)
U.S. EMERGING GROWTH
  For the period ended 09/30/05 (1)     $    9.77   $           (0.05)   $         1.44   $     1.39   $       --   $          --
  For the year ended 03/31/05                9.61               (0.07)             0.23         0.16           --              --
  For the year ended 03/31/04                6.32               (0.09)             3.38         3.29           --              --
  For the year ended 03/31/03                9.59               (0.07)            (3.20)       (3.27)          --              --
  For the year ended 03/31/02                9.57               (0.04)             0.06         0.02           --              --
  For the year ended 03/31/01               27.03               (0.01)           (12.37)      (12.38)          --           (5.08)
U.S. SMALL CAP VALUE
  For the period ended 09/30/05 (1)     $   17.40   $            0.04    $         1.30   $     1.34   $       --   $          --
  For the year ended 03/31/05               17.64                0.02              2.06         2.08        (0.01)          (2.31)
  For the year ended 03/31/04               10.23                0.03              7.86         7.89        (0.02)          (0.46)
  For the year ended 03/31/03               15.62                0.07             (3.29)       (3.22)       (0.12)          (2.05)
  For the year ended 03/31/02               12.50                0.10              3.06         3.16        (0.04)             --
U.S. LARGE CAP VALUE
  For the period ended 09/30/05 (1)     $   26.71   $            0.16    $         1.05   $     1.21   $       --   $          --
  For the year ended 03/31/05               24.40                0.43              2.24         2.67        (0.36)             --
  For the year ended 03/31/04               18.20                0.32              6.44         6.76        (0.56)             --
  For the year ended 03/31/03               24.46                0.25             (6.20)       (5.95)       (0.31)             --
  For the year ended 03/31/02               23.42                0.22              1.24         1.46        (0.05)          (0.37)
  For the year ended 03/31/01               21.74                0.24              1.64         1.88        (0.20)             --
U.S. SYSTEMATIC LARGE CAP GROWTH
  For the period ended 09/30/05 (1)     $   15.67   $            0.02    $         0.66   $     0.68   $       --   $          --
  For the year ended 03/31/05               15.06                0.07              0.54         0.61           --              --
  For the year ended 03/31/04               12.73               (0.02)             2.35         2.33           --              --
  For the year ended 03/31/03               18.08               (0.05)            (5.30)       (5.35)          --              --
  For the year ended 03/31/02               22.61               (0.11)            (4.42)       (4.53)          --              --
  For the year ended 03/31/01               49.86               (0.19)           (26.03)      (26.22)          --           (1.03)
U.S. SYSTEMATIC MIDCAP GROWTH
  For the period ended 09/30/05 (1)     $   10.69   $           (0.01)   $         1.41   $     1.40   $       --   $          --
  For the year ended 03/31/05                9.89               (0.04)             0.84         0.80           --              --
  2/27/04 (Commenced) to 03/31/04           10.00                  --             (0.11)       (0.11)          --              --
U.S. CONVERTIBLE
  For the period ended 09/30/05 (1)     $   22.44   $            0.14    $         1.67   $     1.81   $    (0.28)  $          --
  For the year ended 03/31/05               23.11                0.39              0.66         1.05        (0.45)          (1.27)
  For the year ended 03/31/04               17.72                0.55              5.43         5.98        (0.59)             --
  For the year ended 03/31/03               21.35                0.63             (3.55)       (2.92)       (0.71)             --
  For the year ended 03/31/02               23.14                0.64             (1.69)       (1.05)       (0.74)             --
  For the year ended 03/31/01               33.67                0.70             (8.94)       (8.24)       (0.66)          (1.63)

                                                         GLOBAL EQUITY FUNDS
GLOBAL SELECT
  For the period ended 09/30/05 (1)     $   16.09   $            0.03    $         1.77   $     1.80   $       --   $          --
  For the year ended 03/31/05               15.58                0.06              1.37         1.43           --           (0.92)
  For the year ended 03/31/04               10.26               (0.01)             5.33         5.32           --              --
  For the year ended 03/31/03               13.67               (0.02)            (3.39)       (3.41)          --              --
  For the year ended 03/31/02               12.86               (0.06)             0.87         0.81           --              --
  For the year ended 03/31/01               31.91               (0.06)           (10.00)      (10.06)          --           (8.99)
INTERNATIONAL GROWTH
  For the period ended 09/30/05 (1)     $   20.47   $            0.17    $         2.54   $     2.71   $       --   $          --
  For the year ended 03/31/05               19.09                0.08              1.72         1.80           --           (0.42)
  For the year ended 03/31/04               12.83                0.30              6.00         6.30        (0.04)             --
  For the year ended 03/31/03               17.17                0.12             (4.46)       (4.34)          --              --
  For the year ended 03/31/02               19.21                0.06             (2.10)       (2.04)          --              --
  For the year ended 03/31/01               31.88                0.04            (11.29)      (11.25)          --           (1.42)
INTERNATIONAL GROWTH OPPORTUNITIES
  For the period ended 09/30/05 (1)     $   35.01   $            0.15    $         4.05   $     4.20   $       --   $          --
  For the year ended 03/31/05               29.43                0.32              5.35         5.67        (0.09)             --
  For the year ended 03/31/04               17.39                0.18             11.86        12.04           --              --
  For the year ended 03/31/03               22.72                0.07             (5.40)       (5.33)          --              --
  For the year ended 03/31/02               24.38                0.09             (1.75)       (1.66)          --              --
  For the year ended 03/31/01               51.19               (0.09)           (17.92)      (18.01)       (0.13)          (8.67)
EMERGING MARKETS OPPORTUNITIES FUND
  For the period ended 09/30/05 (1)     $   12.62   $            0.19    $         2.71   $     2.90   $       --   $          --
  5/27/04 (Commenced) to 03/31/05           10.00                0.08              2.55         2.63        (0.01)             --

For a class I share outstanding during the period indicated

                                                                                           RATIOS TO AVERAGE NET ASSETS (3)
                                                                                    ----------------------------------------------
                                                        NET ASSET                        NET                          EXPENSE
                                            TOTAL         VALUE,      TOTAL           INVESTMENT        TOTAL    (REIMBURSEMENTS)/
                                        DISTRIBUTIONS     ENDING    RETURN (2)      INCOME (LOSS)     EXPENSES       RECOUPMENT
                                                         U.S. EQUITY FUNDS
U.S. MINI CAP GROWTH
  For the period ended 09/30/05 (1)     $          --   $   14.82        15.51%             (0.84%)       1.69%              (0.13%)
  For the year ended 03/31/05                   (0.68)      12.83        (8.17%)            (0.72%)       1.63%              (0.07%)
  For the year ended 03/31/04                      --       14.69        97.45%             (1.08%)       1.64%              (0.07%)
  For the year ended 03/31/03                      --        7.44       (31.62%)            (1.36%)       1.75%              (0.16%)
  For the year ended 03/31/02                      --       10.88        20.22%             (1.31%)       1.60%              (0.03%)
  For the year ended 03/31/01                  (15.77)       9.05       (48.41%)            (0.66%)       1.62%              (0.04%)
U.S. EMERGING GROWTH
  For the period ended 09/30/05 (1)     $          --   $   11.16        14.23%             (1.04%)       1.86%              (0.37%)
  For the year ended 03/31/05                      --        9.77         1.66%             (0.75%)       1.63%              (0.17%)
  For the year ended 03/31/04                      --        9.61        52.06%             (1.04%)       1.48%                 --
  For the year ended 03/31/03                      --        6.32       (34.10%)            (0.96%)       1.45%              (0.17%)
  For the year ended 03/31/02                      --        9.59         0.21%             (0.46%)       1.34%              (0.12%)
  For the year ended 03/31/01                   (5.08)       9.57       (49.55%)            (0.07%)       1.30%              (0.12%)
U.S. SMALL CAP VALUE
  For the period ended 09/30/05 (1)     $          --   $   18.74         7.70%              0.39%        1.34%              (0.04%)
  For the year ended 03/31/05                   (2.32)      17.40        11.91%              0.11%        1.33%              (0.03%)
  For the year ended 03/31/04                   (0.48)      17.64        77.64%              0.18%        1.35%              (0.01%)
  For the year ended 03/31/03                   (2.17)      10.23       (21.54%)             0.47%        1.54%              (0.26%)
  For the year ended 03/31/02                   (0.04)      15.62        25.33%              0.79%        1.44%              (0.14%)
U.S. LARGE CAP VALUE
  For the period ended 09/30/05 (1)     $          --   $   27.92         4.53%              1.17%        1.36%              (0.54%)
  For the year ended 03/31/05                   (0.36)      26.71        10.96%              1.70%        1.31%              (0.50%)
  For the year ended 03/31/04                   (0.56)      24.40        37.44%              1.38%        1.27%              (0.45%)
  For the year ended 03/31/03                   (0.31)      18.20       (24.41%)             1.24%        1.28%              (0.34%)
  For the year ended 03/31/02                   (0.42)      24.46         6.35%              0.89%        1.14%              (0.13%)
  For the year ended 03/31/01                   (0.20)      23.42         8.64%              1.04%        1.21%              (0.19%)
U.S. SYSTEMATIC LARGE CAP GROWTH
  For the period ended 09/30/05 (1)     $          --   $   16.35         4.21%              0.26%        1.67%              (0.54%)
  For the year ended 03/31/05                      --       15.67         4.05%              0.45%        1.66%              (0.54%)
  For the year ended 03/31/04                      --       15.06        18.30%             (0.16%)       1.33%              (0.20%)
  For the year ended 03/31/03                      --       12.73       (29.59%)            (0.34%)       1.27%              (0.30%)
  For the year ended 03/31/02                      --       18.08       (20.04%)            (0.54%)       1.09%              (0.09%)
  For the year ended 03/31/01                   (1.03)      22.61       (53.26%)            (0.51%)       1.09%              (0.09%)
U.S. SYSTEMATIC MIDCAP GROWTH
  For the period ended 09/30/05 (1)     $          --   $   12.09        13.10%             (0.11%)       2.82%              (1.46%)
  For the year ended 03/31/05                      --       10.69         8.09%             (0.36%)       1.97%              (0.63%)
  2/27/04 (Commenced) to 03/31/04                  --        9.89        (1.10%)            (0.43%)       4.39%              (3.04%)
U.S. CONVERTIBLE
  For the period ended 09/30/05 (1)     $       (0.28)  $   23.97         8.10%              1.24%        1.13%              (0.10%)
  For the year ended 03/31/05                   (1.72)      22.44         4.62%              1.68%        1.10%              (0.08%)
  For the year ended 03/31/04                   (0.59)      23.11        34.15%              2.57%        1.10%              (0.06%)
  For the year ended 03/31/03                   (0.71)      17.72       (13.69%)             3.17%        1.16%              (0.15%)
  For the year ended 03/31/02                   (0.74)      21.35        (4.51%)             2.87%        1.05%              (0.05%)
  For the year ended 03/31/01                   (2.29)      23.14       (25.12%)             2.40%        1.04%              (0.03%)

                                                         GLOBAL EQUITY FUNDS
GLOBAL SELECT
  For the period ended 09/30/05 (1)     $          --   $   17.89        11.19%              0.40%        1.18%              (0.02%)
  For the year ended 03/31/05                   (0.92)      16.09         9.27%              0.41%        1.15%              (0.01%)
  For the year ended 03/31/04                      --       15.58        51.85%             (0.05%)       1.28%              (0.10%)
  For the year ended 03/31/03                      --       10.26       (24.95%)            (0.16%)       1.42%              (0.27%)
  For the year ended 03/31/02                      --       13.67         6.30%             (0.43%)       1.37%              (0.14%)
  For the year ended 03/31/01                   (8.99)      12.86       (36.33%)            (0.21%)       1.78%              (0.48%)
INTERNATIONAL GROWTH
  For the period ended 09/30/05 (1)     $          --   $   23.18        13.24%              1.54%        1.38%                 --
  For the year ended 03/31/05                   (0.42)      20.47         9.49%              0.42%        1.39%              (0.00%)
  For the year ended 03/31/04                   (0.04)      19.09        49.17%              1.35%        1.49%              (0.04%)
  For the year ended 03/31/03                      --       12.83       (25.28%)             0.76%        1.46%              (0.21%)
  For the year ended 03/31/02                      --       17.17       (10.62%)             0.32%        1.36%               0.01%
  For the year ended 03/31/01                   (1.42)      19.21       (35.99%)             0.15%        1.32%               0.08%
INTERNATIONAL GROWTH OPPORTUNITIES
  For the period ended 09/30/05 (1)     $          --   $   39.21        12.00%              0.83%        1.37%                 --
  For the year ended 03/31/05                   (0.09)      35.01        19.28%              1.05%        1.42%                 --
  For the year ended 03/31/04                      --       29.11        69.24%              0.74%        1.47%                 --
  For the year ended 03/31/03                      --       17.39       (23.46%)             0.36%        1.54%              (0.10%)
  For the year ended 03/31/02                      --       22.72        (6.81%)             0.40%        1.42%              (0.01%)
  For the year ended 03/31/01                   (8.80)      24.38       (37.80%)            (0.24%)       1.37%               0.05%
EMERGING MARKETS OPPORTUNITIES FUND
  For the period ended 09/30/05 (1)     $          --   $   15.52        22.98%              2.76%        2.23%              (0.50%)
  5/27/04 (Commenced) to 03/31/05               (0.01)      12.62        26.32%(9)           0.56%        2.83%              (1.08%)


                                         RATIOS TO AVERAGE NET ASSETS (3)
                                        ---------------------------------
                                           EXPENSES       EXPENSES NET OF      FUND'S
                                            NET OF         REIMBURSEMENT/     PORTFOLIO        NET ASSETS,
                                        REIMBURSEMENT/      RECOUPMENT         TURNOVER          ENDING
                                           RECOUPMENT        OFFSET (4)         RATE           (IN 000'S)
                                                         U.S. EQUITY FUNDS
U.S. MINI CAP GROWTH
  For the period ended 09/30/05 (1)               1.56%             1.09%           101%       $    67,026
  For the year ended 03/31/05                     1.56%             1.12%           266%            69,246
  For the year ended 03/31/04                     1.57%             1.19%(8)        298%            68,876
  For the year ended 03/31/03                     1.59%             1.55%(5)        164%            35,625
  For the year ended 03/31/02                     1.57%             1.57%           170%            88,311
  For the year ended 03/31/01                     1.58%             1.58%           118%            47,810
U.S. EMERGING GROWTH
  For the period ended 09/30/05 (1)               1.49%             1.10%            66%       $     6,736
  For the year ended 03/31/05                     1.46%             1.06%           142%            12,043
  For the year ended 03/31/04                     1.48%             1.26%(8)        166%            32,095
  For the year ended 03/31/03                     1.28%             1.26%(5)        118%            36,756
  For the year ended 03/31/02                     1.22%             1.22%(6)        138%           173,053
  For the year ended 03/31/01                     1.18%             1.18%           120%           138,022
U.S. SMALL CAP VALUE
  For the period ended 09/30/05 (1)               1.30%             1.02%            25%       $    97,020
  For the year ended 03/31/05                     1.30%             1.13%            73%            86,017
  For the year ended 03/31/04                     1.34%             1.19%(8)        101%            65,791
  For the year ended 03/31/03                     1.28%             1.25%(5)        109%            10,980
  For the year ended 03/31/02                     1.30%             1.30%            84%            58,833
U.S. LARGE CAP VALUE
  For the period ended 09/30/05 (1)               0.82%             0.72%            21%       $    17,454
  For the year ended 03/31/05                     0.81%             0.76%            42%            16,948
  For the year ended 03/31/04                     0.82%             0.79%(8)         51%            12,644
  For the year ended 03/31/03                     0.94%             0.93%(5)        139%            27,659
  For the year ended 03/31/02                     1.01%             1.01%            99%            39,358
  For the year ended 03/31/01                     1.02%             1.02%           120%            46,672
U.S. SYSTEMATIC LARGE CAP GROWTH
  For the period ended 09/30/05 (1)               1.13%             0.98%            86%       $     4,074
  For the year ended 03/31/05                     1.12%             1.00%           197%               780
  For the year ended 03/31/04                     1.13%             0.93%(8)        172%             3,518
  For the year ended 03/31/03                     0.97%             0.95%(5)        193%            18,328
  For the year ended 03/31/02                     1.00%             1.00%           224%            57,769
  For the year ended 03/31/01                     1.00%             1.00%           160%            60,882
U.S. SYSTEMATIC MIDCAP GROWTH
  For the period ended 09/30/05 (1)               1.36%             0.72%            84%       $     5,208
  For the year ended 03/31/05                     1.34%             1.21%           146%(10)         5,566
  2/27/04 (Commenced) to 03/31/04                 1.35%             1.35%(8)         14%             5,347
U.S. CONVERTIBLE
  For the period ended 09/30/05 (1)               1.03%             0.84%            47%       $    33,115
  For the year ended 03/31/05                     1.02%             0.85%           102%            35,397
  For the year ended 03/31/04                     1.04%             1.00%(8)        103%            50,103
  For the year ended 03/31/03                     1.01%             1.00%(5)        114%            44,901
  For the year ended 03/31/02                     1.00%             1.00%           181%           120,359
  For the year ended 03/31/01                     1.01%             1.01%           118%           126,826

                                            GLOBAL EQUITY FUNDS
GLOBAL SELECT
  For the period ended 09/30/05 (1)               1.16%             0.95%            66%       $    55,492
  For the year ended 03/31/05                     1.14%             0.95%           164%            66,115
  For the year ended 03/31/04                     1.18%             1.01%(8)        226%            78,327
  For the year ended 03/31/03                     1.15%             1.13%(5)        230%(7)         69,776
  For the year ended 03/31/02                     1.23%             1.23%           401%            41,219
  For the year ended 03/31/01                     1.30%             1.30%           440%            15,023
INTERNATIONAL GROWTH
  For the period ended 09/30/05 (1)               1.38%             1.01%            86%       $    38,936
  For the year ended 03/31/05                     1.39%             1.08%           203%            41,394
  For the year ended 03/31/04                     1.45%             1.19%(8)        186%            51,450
  For the year ended 03/31/03                     1.25%             1.23%(5)        203%            88,029
  For the year ended 03/31/02                     1.37%             1.37%           232%           214,920
  For the year ended 03/31/01                     1.40%             1.40%           234%           215,602
INTERNATIONAL GROWTH OPPORTUNITIES
  For the period ended 09/30/05 (1)               1.37%             1.04%           104%       $    76,703
  For the year ended 03/31/05                     1.42%             1.11%           110%            55,462
  For the year ended 03/31/04                     1.47%             1.28%(8)        124%            54,015
  For the year ended 03/31/03                     1.44%             1.42%(5)        129%            65,351
  For the year ended 03/31/02                     1.41%             1.41%           168%           144,429
  For the year ended 03/31/01                     1.42%             1.42%           160%           193,934
EMERGING MARKETS OPPORTUNITIES FUND
  For the period ended 09/30/05 (1)               1.72%             1.13%            46%       $    20,982
  5/27/04 (Commenced) to 03/31/05                 1.75%             1.69%            59%(11)        26,517

-------------
(1) Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(2)  Total returns are not annualized for periods less than one year.
(3) Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.
(4)  Net expenses include certain items not subject to expense reimbursement.
(5) The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage and extraordinary expenses), of the U.S. Mini Cap Growth, U.S. Large Cap Value, U.S. Systematic Large Cap Growth, Global Select, International Growth, and U.S. High Yield Bond do not exceed 1.56%, 1.00%, 1.00%, 1.20%, 1.40%, and 0.75% for the period 04/01/02 to 06/30/02, 1.56%,
     0.85% 0.90%, 1.05%, 1.15%, and 0.75% period 07/01/02 to 01/21/03, 1.40%,
     1.00%, 1.00%, 1.10%, 1.15%, and 0.80% for the period 01/22/03 to 03/31/03, respectively. U.S. Emerging Growth, U.S. Small Cap Value, U.S. Equity Growth, Convertible and International Growth Opportunities had rates throughout the year of 1.25%, 1.30%, 1.00%, 1.00% and 1.40% respectively.
(6) On May 18, 2001 the Board of Trustees approved an amendment to the Expense Limitation Agreement whereby overall operating expenses of the U.S. Emerging Growth, excluding taxes, interest, brokerage and extraordinary expenses, do not exceed 1.25% representing a .08% increase in the Fund's expense cap.
(7) Due to the realignment of the Fund's portfolio in connection with the combination with Global Technology Fund and Global HealthCare Fund, the cost of purchases of $27,251,277 and proceeds from sales of $35,006,695 have been excluded from the Portfolio Turnover calculation.
(8) The Board of Trustees approved the amendments to the Expenses Limitation Agreement where by overall operating expenses (excluding taxes, interest, brokerage and extraordinary expenses), of the U.S. Mini Cap Growth, U.S. Emerging Growth, U.S. Large Cap Value, U.S. Systematic Large Cap Growth, U.S. Equity Growth, U.S. Convertible, Global Select, International Growth, International Growth Opportunities, and U.S. High Yield Bond do not exceed 1.40%, 1.25%, 0.75%, 1.00%, 1.00%, 1.00%, 1.10%, 1.15%, and 0.60% for the
     period 04/01/03 to 07/28/03, 1.56%, 1.48%, 0.81%, 1.12%, 1.23%, 1.02%,
     1.16%, 1.41%, 1.56%, and 0.63% for the period 07/29/03 to 03/31/04, respectively. U.S. Small Cap Value and Emerging Countries do not exceed 1.30% and 1.65% for the period 04/01/03 to 07/28/03, 1.45% and 1.73% for the period 07/29/03 to 02/23/04, 1.30% and 1.65% for the period 02/24/04 to
     03/31/04, respectively. U.S. Systematic MidCap Growth did not exceed 1.33% for the period 02/24/04 to 03/31/04.
(9)  Inception to date Return.
(10) Due to the realignment of the Fund's portfolio in connection with the combination with U.S. Systematic Mid Cap Growth Fund, the cost of purchases of 1,095,903 and proceeds from sales of 1,041,817 have been excluded from the Portfolio Turnover calculation.
(11) Due to the realignment of the Fund's portfolio in connection with the combination with Emerging Countries Fund, the cost of purchases of $2,958,229 and proceeds from sales of $3,564,155 have been excluded from the Portfolio Turnover calculation.

For a class II share outstanding during the period indicated

                                                                                                      DISTRIBUTIONS FROM:
                                                                                                   --------------------------
                                        NET ASSET         NET          NET REALIZED    TOTAL FROM      NET           NET
                                         VALUE,       INVESTMENT      AND UNREALIZED   INVESTMENT  INVESTMENT     REALIZED
                                        BEGINNING  INCOME (LOSS) (1)   GAINS (LOSS)    OPERATIONS    INCOME     CAPITAL GAINS
                                                         FIXED INCOME FUNDS
U.S. HIGH YIELD BOND
  For the period ended 09/30/05 (1)     $   10.04  $            0.40  $        (0.02)  $     0.38  $    (0.38)  $          --
  For the year ended 03/31/05               10.34               0.85           (0.31)        0.54       (0.84)          (0.00)(8)
  For the year ended 03/31/04                9.65               0.86            0.63         1.49       (0.80)             --
  For the year ended 03/31/03                9.88               0.83           (0.23)        0.60       (0.83)             --
  For the year ended 03/31/02               10.82               0.93           (0.91)        0.02       (0.96)             --
  For the year ended 03/31/01               11.95               1.31           (1.22)        0.09       (1.22)             --

                                                          U.S. EQUITY FUNDS
U.S. MINI CAP GROWTH
  For the period ended 09/30/05 (1)     $   12.85  $           (0.05) $         2.06   $     2.01  $       --   $          --
  09/30/04 (commenced) to 03/31/05          12.49              (0.03)           1.07         1.04          --           (0.68)
U.S. SMALL CAP VALUE
  For the period ended 09/30/05 (1)     $   17.39  $            0.04  $         1.30   $     1.34  $       --   $          --
  11/09/04 (commenced) to 03/31/05          18.82                 --            0.93         0.93       (0.04)          (2.32)

                                                            GLOBAL FUNDS
GLOBAL SELECT
  For the period ended 09/30/05 (1)     $   16.09  $            0.04  $         1.77   $     1.81  $       --   $          --
  For the year ended 03/31/05               15.58               0.07            1.36         1.43          --           (0.92)
  6/30/03 (Commenced) to 03/31/04           12.12              (0.01)           3.47         3.46          --              --
INTERNATIONAL GROWTH OPPORTUNITIES
  For the period ended 09/30/05 (1)     $   35.02  $            0.17  $         4.07   $     4.24  $       --   $          --
  For the year ended 03/31/05               29.47               0.38            5.32         5.70       (0.15)             --
  6/05/03 (Commenced) to 03/31/04           20.85               0.14            8.48         8.62          --              --
 EMERGING MARKETS OPPORTUNITIES
   For the period ended 09/30/05 (1)    $   12.62  $            0.26  $         2.65   $     2.91  $       --   $          --
   03/24/05 (Commenced) to 03/31/05         12.55                 --            0.07         0.07          --              --

                                                         FIXED INCOME FUNDS
U.S. HIGH YIELD BOND
  For the period ended 09/30/05 (1)     $   10.02  $            0.40  $        (0.02)  $     0.38  $    (0.39)  $          --
  For the year ended 03/31/05               10.33               0.85           (0.32)        0.53       (0.84)          (0.00)(6)
  6/30/03 (Commenced) to 03/31/04           10.18               0.66            0.10         0.76       (0.61)             --

For a class III share outstanding during the period indicated

                                                                                                      DISTRIBUTIONS FROM:
                                                                                                   -------------------------
                                        NET ASSET         NET          NET REALIZED    TOTAL FROM      NET           NET
                                         VALUE,       INVESTMENT      AND UNREALIZED   INVESTMENT  INVESTMENT     REALIZED
                                        BEGINNING  INCOME (LOSS) (1)   GAINS (LOSS)    OPERATIONS    INCOME     CAPITAL GAINS
                                                            GLOBAL FUNDS
INTERNATIONAL GROWTH
  For the period ended 09/30/05 (1)     $   20.45  $            0.21  $         2.54   $     2.75  $       --   $          --
  For the year ended 03/31/05               19.09               0.12            1.72         1.84       (0.10)          (0.42)
  10/01/03 (Commenced) to 03/31/04          16.19               0.04            2.93         2.97       (0.07)             --

For a class IV share outstanding during the period indicated

                                                                                                      DISTRIBUTIONS FROM:
                                                                                                   -------------------------
                                        NET ASSET         NET          NET REALIZED    TOTAL FROM      NET           NET
                                         VALUE,       INVESTMENT      AND UNREALIZED   INVESTMENT  INVESTMENT     REALIZED
                                        BEGINNING  INCOME (LOSS) (1)   GAINS (LOSS)    OPERATIONS    INCOME     CAPITAL GAINS
                                                          U.S. EQUITY FUNDS
U.S. SYSTEMATIC MIDCAP GROWTH
  For the period ended 09/30/05 (1)     $   10.69  $            0.01  $         1.40   $     1.41  $       --   $          --
  03/04/05 (Commenced) to 03/31/05          11.10              (0.02)          (0.39)       (0.41)         --              --

                                                            GLOBAL FUNDS
INTERNATIONAL GROWTH
  09/01/05 (Commenced) to 09/30/05 (1)  $   37.74  $            0.01  $         1.52   $     1.53          --   $          --
  For the year ended 03/31/05               19.11               0.15            1.72         1.87       (0.11)          (0.42)
  10/01/03 (Commenced) to 03/31/04          16.19               0.06            2.93         2.99       (0.07)             --

For a class II share outstanding during the period indicated

                                                                                         RATIOS TO AVERAGE NET ASSETS (3)
                                                                                   --------------------------------------------
                                                        NET ASSET                        NET                       EXPENSE
                                            TOTAL        VALUE,       TOTAL          INVESTMENT      TOTAL    (REIMBURSEMENTS)/
                                        DISTRIBUTIONS    ENDING    RETURN (2)       INCOME (LOSS)  EXPENSES      RECOUPMENT
                                                         FIXED INCOME FUNDS
U.S. HIGH YIELD BOND
  For the period ended 09/30/05 (1)     $       (0.38)  $   10.04        3.87%              7.82%      0.86%              (0.23%)
  For the year ended 03/31/05                   (0.84)      10.04        5.40%              7.82%      0.82%              (0.19%)
  For the year ended 03/31/04                   (0.80)      10.34       16.67%              8.43%      0.87%              (0.23%)
  For the year ended 03/31/03                   (0.83)       9.65        6.61%              8.78%      1.01%              (0.24%)
  For the year ended 03/31/02                   (0.96)       9.88        0.42%              9.28%      1.03%              (0.27%)
  For the year ended 03/31/01                   (1.22)      10.82        0.78%             10.75%      1.29%              (0.53%)

                                                          U.S. EQUITY FUNDS
U.S. MINI CAP GROWTH
  For the period ended 09/30/05 (1)     $          --   $   14.86       15.64%             (0.63%)     1.45%              (0.13%)
  09/30/04 (commenced) to 03/31/05              (0.68)      12.85        8.17%(5)          (0.41%)     1.37%              (0.06%)
U.S. SMALL CAP VALUE
  For the period ended 09/30/05 (1)     $          --   $   18.73        7.77%              0.48%      1.24%              (0.04%)
  11/09/04 (commenced) to 03/31/05              (2.36)      17.39        4.95%(5)           0.33%      1.26%              (0.06%)

                                                            GLOBAL FUNDS
GLOBAL SELECT
  For the period ended 09/30/05 (1)     $          --   $   17.90       11.25%              0.44%      1.13%              (0.02%)
  For the year ended 03/31/05                   (0.92)      16.09        9.27%              0.44%      1.10%              (0.01%)
  6/30/03 (Commenced) to 03/31/04                  --       15.58       28.55%             (0.08%)     1.24%              (0.12%)
INTERNATIONAL GROWTH OPPORTUNITIES
  For the period ended 09/30/05 (1)     $          --   $   39.26       12.11%              1.02%      1.22%                 --
  For the year ended 03/31/05                   (0.15)      35.02       19.40%              1.19%      1.27%                 --
  6/05/03 (Commenced) to 03/31/04                  --       29.47       41.34%              0.66%      1.29%                 --
EMERGING MARKETS OPPORTUNITIES
  For the period ended 09/30/05 (1)     $          --   $   15.53       23.06%              2.88%      2.07%              (0.50%)
  03/24/05 (Commenced) to 03/31/05                 --       12.62        0.56%(5)           1.43%      1.46%               0.06%

                                                         FIXED INCOME FUNDS
U.S. HIGH YIELD BOND
  For the period ended 09/30/05 (1)     $       (0.39)  $   10.01        3.80%              7.90%      0.82%              (0.23%)
  For the year ended 03/31/05                   (0.84)      10.02        5.36%              7.88%      0.77%              (0.19%)
  6/30/03 (Commenced) to 03/31/04               (0.61)      10.33        8.43%              8.68%      0.82%              (0.24%)

                                          RATIOS TO AVERAGE NET ASSETS (3)
                                        ------------------------------------
                                           EXPENSES      EXPENSES NET OF       FUND'S
                                            NET OF       REIMBURSEMENT/       PORTFOLIO   NET ASSETS,
                                        REIMBURSEMENT/     RECOUPMENT         TURNOVER      ENDING
                                          RECOUPMENT       OFFSET (4)           RATE      (IN 000'S)
                                                         FIXED INCOME FUNDS
U.S. HIGH YIELD BOND
  For the period ended 09/30/05 (1)               0.63%             0.57%            48%  $    93,520
  For the year ended 03/31/05                     0.63%             0.60%           123%      131,677
  For the year ended 03/31/04                     0.64%             0.61%(7)        134%      102,110
  For the year ended 03/31/03                     0.77%             0.77%(5)        137%      120,182
  For the year ended 03/31/02                     0.76%             0.76%           113%       71,369
  For the year ended 03/31/01                     0.76%             0.76%           132%       42,622

                                                          U.S. EQUITY FUNDS
U.S. MINI CAP GROWTH
  For the period ended 09/30/05 (1)               1.32%             0.84%           101%  $     7,109
  09/30/04 (commenced) to 03/31/05                1.31%             0.97%           266%       15,200
U.S. SMALL CAP VALUE
  For the period ended 09/30/05 (1)               1.20%             1.20%            25%  $    25,872
  11/09/04 (commenced) to 03/31/05                1.20%             0.93%            73%       17,691

                                                            GLOBAL FUNDS
GLOBAL SELECT
  For the period ended 09/30/05 (1)               1.11%             0.90%            66%  $    86,863
  For the year ended 03/31/05                     1.09%             0.90%           164%       69,548
  6/30/03 (Commenced) to 03/31/04                 1.12%             0.94%           226%       35,817
INTERNATIONAL GROWTH OPPORTUNITIES
  For the period ended 09/30/05 (1)               1.22%             0.89%           104%  $    26,379
  For the year ended 03/31/05                     1.27%             0.97%           110%       35,233
  6/05/03 (Commenced) to 03/31/04                 1.29%             1.11%           124%       60,394
EMERGING MARKETS OPPORTUNITIES
  For the period ended 09/30/05 (1)               1.57%             0.98%            46%  $     2,872
  03/24/05 (Commenced) to 03/31/05                1.52%             1.41%            59%        9,111

                                                         FIXED INCOME FUNDS
U.S. HIGH YIELD BOND
  For the period ended 09/30/05 (1)               0.58%             0.52%            48%  $    42,786
  For the year ended 03/31/05                     0.58%             0.54%           123%       42,710
  6/30/03 (Commenced) to 03/31/04                 0.58%             0.57%           134%       68,952

For a class III share outstanding during the period indicated

                                                                                         RATIOS TO AVERAGE NET ASSETS (3)
                                                                                   --------------------------------------------
                                                        NET ASSET                       NET                        EXPENSE
                                            TOTAL        VALUE,       TOTAL         INVESTMENT       TOTAL    (REIMBURSEMENTS)/
                                        DISTRIBUTIONS    ENDING    RETURN (2)      INCOME (LOSS)   EXPENSES      RECOUPMENT
                                                                  GLOBAL FUNDS
INTERNATIONAL GROWTH
  For the period ended 09/30/05 (1)     $          --   $   23.20       13.45%              1.85%      0.98%                 --
  For the year ended 03/31/05                   (0.52)      20.41        9.71%              0.62%      1.13%              (0.00%)
  10/01/03 (Commenced) to 03/31/04              (0.07)      19.09       18.37%              0.40%      1.11%               0.05%

                                        RATIOS TO AVERAGE NET ASSETS (3)
                                        --------------------------------
                                           EXPENSES      EXPENSES NET OF       FUND'S
                                            NET OF       REIMBURSEMENT/       PORTFOLIO   NET ASSETS,
                                        REIMBURSEMENT/     RECOUPMENT         TURNOVER      ENDING
                                          RECOUPMENT       OFFSET (4)           RATE      (IN 000'S)
                                                                  GLOBAL FUNDS
INTERNATIONAL GROWTH
  For the period ended 09/30/05 (1)               0.98%             0.60%            86%  $    47,786
  For the year ended 03/31/05                     1.13%             0.83%           203%       40,405
  10/01/03 (Commenced) to 03/31/04                1.16%             0.94%           186%       36,830

For a class IV share outstanding during the period indicated

                                                                                         RATIOS TO AVERAGE NET ASSETS (3)
                                                                                   --------------------------------------------
                                                        NET ASSET                       NET                        EXPENSE
                                            TOTAL        VALUE,       TOTAL         INVESTMENT       TOTAL    (REIMBURSEMENTS)/
                                        DISTRIBUTIONS    ENDING    RETURN (2)      INCOME (LOSS)   EXPENSES      RECOUPMENT
                                                                     U.S. EQUITY FUNDS
U.S. SYSTEMATIC MIDCAP GROWTH
  For the period ended 09/30/05 (1)     $          --   $   12.10       13.19%              0.24%      2.62%              (1.47%)
  03/04/05 (Commenced) to 03/31/05                 --       10.69       (3.69%)(5)         (0.57%)     1.67%              (0.54%)

                                                                        GLOBAL FUNDS
INTERNATIONAL GROWTH
  09/01/05 (Commenced) to 09/30/05 (1)  $          --   $   39.27       18.49%              0.30%      1.12%                 --
  For the year ended 03/31/05                   (0.53)      20.45        9.89%              0.76%      0.98%              (0.00%)
  10/01/03 (Commenced) to 03/31/04              (0.07)      19.11       18.49%              0.62%      0.97%               0.03%

                                        RATIOS TO AVERAGE NET ASSETS (3)
                                        --------------------------------
                                           EXPENSES      EXPENSES NET OF       FUND'S
                                            NET OF       REIMBURSEMENT/       PORTFOLIO   NET ASSETS,
                                        REIMBURSEMENT/     RECOUPMENT         TURNOVER      ENDING
                                          RECOUPMENT       OFFSET (4)           RATE      (IN 000'S)
                                                                U.S. EQUITY FUNDS
U.S. SYSTEMATIC MIDCAP GROWTH
  For the period ended 09/30/05 (1)               1.16%             0.53%            84%  $     2,404
  03/04/05 (Commenced) to 03/31/05                1.13%             1.12%           146%        1,268

INTERNATIONAL GROWTH
                                                                  GLOBAL FUNDS
  09/01/05 (Commenced) to 09/30/05 (1)            1.12%             0.81%           104%  $    22,986
  For the year ended 03/31/05                     0.98%             0.68%           203%       26,022
  10/01/03 (Commenced) to 03/31/04                1.00%             0.77%           186%       23,719

----------------
(1) Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(2)  Total returns are not annualized for periods less than one year.
(3) Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.
(4)  Net expenses include certain items not subject to expense reimbursement.
(5)  Inception to date Return.
(6)  Less than one penny per share.
(7) The Board of Trustees approved the amendments to the Expenses Limitation Agreement where by overall operating expenses (excluding taxes, interest, brokerage and extraordinary expenses), of the U.S. Mini Cap Growth, U.S. Emerging Growth, U.S. Large Cap Value, U.S. Systematic Large Cap Growth, U.S. Equity Growth, U.S. Convertible, Global Select, International Growth, International Growth Opportunities, and U.S. High Yield Bond do not exceed 1.40%, 1.25%, 0.75%, 1.00%, 1.00%, 1.00%, 1.10%, 1.15%, and 0.60% for the
     period 04/01/03 to 07/28/03, 1.56%, 1.48%, 0.81%, 1.12%, 1.23%, 1.02%,
     1.16%, 1.41%, 1.56%, and 0.63% for the period 07/29/03 to 03/31/04, respectively. U.S. Small Cap Value and Emerging Countries do not exceed 1.30% and 1.65% for the period 04/01/03 to 07/28/03, 1.45% and 1.73% for the period 07/29/03 to 02/23/04, 1.30% and 1.65% for the period 02/24/04 to
     03/31/04, respectively. U.S. Systematic MidCap Growth did not exceed 1.33% for the period 02/24/04 to 03/31/04.
(8)  Less than one penny per share.

FOR MORE INFORMATION

More information on these Funds is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT

Describes the Funds' performance, lists portfolio holdings and contains a letter from the Funds' Investment Adviser discussing recent market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

TO OBTAIN INFORMATION:

BY TELEPHONE
Call 1-800-551-8043

BY MAIL  Write to:
Nicholas-Applegate Institutional Funds
Attn: Mutual Fund Operations
600 West Broadway, Suite 3000
San Diego, CA 92101

BY E-MAIL  Send your request to www.nacm.com

ON THE INTERNET Text versions of the Funds' documents can be viewed online or downloaded from the EDGAR Data Base on the SEC's Internet site at:
   SEC
   http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-942-8090) or sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at www.publicinfo@sec.gov

[NICHOLAS APPLEGATE(R) LOGO]

600 West Broadway
San Diego, CA 92101
800-551-8043
Nicholas-Applegate Securities, Distributor
Visit us at www.nacm.com

Nicholas-Applegate Institutional Funds
SEC file number: 811-07384

MFPROMULTI1/06

[NICHOLAS APPLEGATE(R) LOGO]

INSTITUTIONAL FUNDS

INSTITUTIONAL FUNDS PROSPECTUS

RETIREMENT SHARES

US FUNDS

U.S. EMERGING GROWTH
U.S. SMALL CAP VALUE
U.S. LARGE CAP VALUE
U.S. SYSTEMATIC LARGE CAP GROWTH
U.S. SYSTEMATIC MIDCAP GROWTH
  (formerly U.S. Systematic SMID Growth Fund)

GLOBAL FUNDS

GLOBAL SELECT
INTERNATIONAL GROWTH
EMERGING MARKETS OPPORTUNITIES
INTERNATIONAL SYSTEMATIC
INTERNATIONAL ALL-CAP GROWTH

FIXED INCOME FUNDS

U.S. HIGH YIELD BOND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.


JANUARY   , 2006

                                TABLE OF CONTENTS

A FUND BY FUND LOOK AT GOALS,          US FUNDS
STRATEGIES, RISKS AND HISTORICAL       U.S. Emerging Growth                          1
PERFORMANCE                            U.S. Small Cap Value                          3
                                       U.S. Large Cap Value                          5
                                       U.S. Systematic Large Cap Growth              7
                                       U.S. Systematic MidCap Growth                 9

                                       GLOBAL FUNDS
                                       Global Select                                11
                                       International Growth                         13
                                       Emerging Markets Opportunities               15
                                       International Systematic                     17
                                       International All-Cap Growth                 19

                                       FIXED INCOME FUNDS
                                       U.S. High Yield Bond                         21

POLICIES AND INSTRUCTIONS FOR          SIMPLIFIED ACCOUNT INFORMATION
OPENING, MAINTAINING, AND REDEEMING    Opening an Account                           23
SHARES FROM AN ACCOUNT IN ANY FUND.    Buying Shares                                23
                                       Exchanging Shares                            24
                                       Selling or Redeeming Shares                  24
                                       Signature Guarantees                         25

                                       YOUR ACCOUNT
                                       Transaction Policies                         26
                                       Features and Account Policies                28

FURTHER INFORMATION THAT APPLIES       ORGANIZATION AND MANAGEMENT
TO THE FUNDS AS A GROUP.               Investment Adviser                           29
                                       Investment Adviser Compensation              29
                                       Administrative Services                      29
                                       Distribution Plan                            30
                                       Multi Class Structure                        30
                                       Portfolio Trades                             30
                                       Portfolio Turnover                           30
                                       Portfolio Holdings                           30
                                       Portfolio Management                         30
                                       Investments Team                             32

                                       PRINCIPAL STRATEGIES,
                                       RISKS AND OTHER
                                       INFORMATION                                  35

                                       FINANCIAL HIGHLIGHTS                         40

                                       FOR MORE
                                       INFORMATION                          Back Cover

U.S. EMERGING GROWTH FUND

[GRAPHIC]

GOAL AND PRINCIPAL STRATEGY

The Fund seeks maximum long-term capital appreciation. In pursuing this goal the Fund invests in a portfolio of stocks with an average market capitalization similar to the Russell 2000 Growth Index as measured at the time of purchase. As of June 30, the index represented a capitalization range of $70 million to $2.6 billion. Capitalization of companies held by the Fund may fluctuate greatly as the market moves upwards or downwards and the Investment Adviser may continue to hold and add to an initial investment for further capital growth opportunities even if the company is no longer "small cap".

In analyzing specific companies for possible investment, the Fund's Investment Adviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Investment Adviser considers whether to sell a particular security when any of those factors materially changes.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets. The Investment Adviser expects a high portfolio turnover rate which can be 200% or more.

[GRAPHIC]

PRINCIPAL INVESTMENTS

Normally, the Fund invests at least 80% of its net assets in U.S. common stock. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. When in the opinion of the Investment Adviser, greater investment opportunities exist, the Fund may also invest in securities of issuers with larger market capitalizations.

[GRAPHIC]

PRIMARY RISKS

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

- STOCK MARKET VOLATILITY--The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

- SMALLER ISSUERS--Investments in small-capitalization companies entail greater risk because these companies may have unproven track records, limited product or service base, limited access to capital and may be more likely to fail than larger more established companies. Information regarding smaller companies may be less available, incomplete or inaccurate, and their securities may trade less frequently than those of larger companies.

- SECURITIES LENDING--There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

- ACTIVE PORTFOLIO TRADING--A high portfolio turnover rate has the potential to generate more taxable short-term gains that may be taxed as ordinary income and may have an adverse effect on the Fund's after tax performance.

See "Principal Strategies, Risks and Other Information" starting on page 34.

[GRAPHIC]

PAST PERFORMANCE

The following graph and table show the Fund's annual returns and its long-term performance, The graph shows how the Fund's total return has varied from year to year, while the table shows performance over time. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance.

Average annual return is determined by taking the Fund's performance over a given period and expressing it as an average annual rate. All figures assume dividend reinvestment. Past performance, before and after taxes, does not indicate future results.

[CHART]

               YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)

1995     35.90%
1996     18.88%
1997     12.10%
1998      4.37%
1999     93.36%
2000    -24.76%
2001    -22.31%
2002    -31.30%
2003     37.59%
2004     10.82%
2005

BEST QUARTER:
WORST QUARTER:

                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/05

                                                                        SINCE
                                                                      INCEPTION
                                      1 YEAR     5 YEAR   10 YEAR     (10/1/93)
--------------------------------------------------------------------------------
FUND:
  BEFORE TAXES
  AFTER TAXES ON
  DISTRIBUTIONS
  AFTER TAXES ON
  DISTRIBUTIONS AND
  SALE OF FUND SHARES

INDEX: (REFLECTS NO
DEDUCTION FOR FEES,
EXPENSES OR TAXES)

  RUSSELL 2000 GROWTH

AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO ARE TAX EXEMPT OR WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES THE RETURN AFTER TAXES MAY EXCEED THE RETURN BEFORE TAXES DUE TO AN ASSUMED TAX BENEFIT FROM ANY LOSSES ON A SALE OF FUND SHARES AT THE END OF THE MEASUREMENT PERIOD.

INDEX: THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX CONTAINING THOSE SECURITIES IN THE RUSSELL 2000 INDEX WITH A GREATER-THAN-AVERAGE GROWTH ORIENTATION. COMPANIES IN THIS INDEX GENERALLY HAVE HIGHER PRICE-TO-BOOK AND PRICE-EARNINGS RATIOS. THE RUSSELL 2000 INDEX IN AN UNMANAGED INDEX AND IS A WIDELY REGARDED SMALL-CAP INDEX OF THE 2,000 SMALLEST SECURITIES IN THE RUSSELL 3000 INDEX WHICH COMPRISES THE 3,000 LARGEST U.S. SECURITIES AS DETERMINED BY TOTAL MARKET CAPITALIZATION. INVESTORS MAY NOT MAKE A DIRECT INVESTMENT INTO AN INDEX.

THE FUND COMMENCED INVESTMENT OPERATIONS ON OCTOBER 1, 1993, WITH THE OFFERING OF CLASS I SHARES AND SUBSEQUENTLY OFFERED CLASS R SHARES ON MAY 21, 1999. THE PERFORMANCE SHOWN ABOVE INCLUDES THE PERFORMANCE OF THE FUND'S CLASS I SHARES FOR PERIODS PRIOR TO THE OFFERING OF CLASS R SHARES. CLASS I AND R SHARES HAVE NO SALES CHARGES, BUT CLASS R SHARES HAVE A DISTRIBUTION AND SHAREHOLDER SERVICE FEE OF .25%. HISTORICAL PERFORMANCE RETURNS OF THE CLASS I SHARES DO NOT REFLECT THE FEES APPLICABLE TO CLASS R SHARES WHICH WOULD HAVE MADE RETURNS SLIGHTLY LOWER.

ALL PERFORMANCE RESULTS REFLECT ANY APPLICABLE EXPENSE SUBSIDIES AND WAIVERS IN EFFECT DURING THE PERIODS SHOWN; WITHOUT THESE, THE RESULTS WOULD HAVE BEEN LOWER.

[GRAPHIC]

INVESTOR FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
EXPENSES PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

Management fee                                     0.75%

Distribution fee (12b-1 fee)+                      0.25%

Other expenses                                     0.45%

TOTAL ANNUAL FUND OPERATING EXPENSES               1.45%

+ RULE 12b-1 FEE: THE FUND HAS ADOPTED A PLAN UNDER RULE 12b-1 THAT ALLOWS THE FUND TO PAY DISTRIBUTION FEES FOR THE SALE AND DISTRIBUTION OF ITS SHARES. BECAUSE THIS FEE IS PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, OVER TIME IT WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES.

THE FUND'S EXPENSE INFORMATION CONTAINED IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES.

THE FUND HAS ARRANGEMENTS WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS WHEREBY COMMISSIONS PAID BY THE FUND, INTEREST EARNED ON CASH MAINTAINED WITH ITS CUSTODIAN AND INCOME FROM SECURITIES LENDING ARRANGEMENTS ARE USED TO REDUCE FUND EXPENSES AND OFFSET FEES. IF THESE EXPENSE REDUCTIONS AND FEE OFFSETS ARE TAKEN INTO ACCOUNT, "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD BE 1.05%.

EXAMPLE:

THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND'S SHARES FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES ARE AFTER WAIVERS FOR THE 1 YEAR PERIOD, AND BEFORE WAIVERS FOR THE OTHER PERIODS SHOWN. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

YEAR 1       YEAR 3      YEAR 5      YEAR 10
$ 152        $ 480       $ 841       $ 1,915

THE EXAMPLE DOES NOT TAKE INTO ACCOUNT ANY OFFSET ARRANGEMENTS THAT THE FUND WILL ENTER INTO WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS. IF THE OFFSET CREDITS DESCRIBED WERE APPLIED TO THE ABOVE EXAMPLE, YOUR COST FOR THE 1,3,5 AND 10 YEAR PERIODS WOULD BE $110, $348, $609, AND $1,387,
RESPECTIVELY.

U.S. SMALL CAP VALUE FUND

The Small Cap Value Fund is closed to new investors. The Fund will continue to accept additional investments from existing shareholders.

[GRAPHIC]

GOAL AND PRINCIPAL STRATEGY

The Fund seeks maximum long-term capital appreciation. In pursuing this goal the Fund invests primarily in a universe of smaller U.S. companies with market capitalizations corresponding to the Russell 2000 Index. Generally, this means companies with market capitalization ranging from approximately $1.5 billion to $100 million.

The Investment Adviser seeks to capitalize on leading companies in traditional value-oriented sectors and companies with near-term issues whose share price has been driven to unreasonably low valuations. In analyzing specific companies for possible investment, the Investment Adviser employs a multidimensional approach to stock selection, integrating detailed fundamental analysis with a proprietary quantitative model to identify the best small cap value investment opportunities in its universe. First, stocks are evaluated using a quantitative model, which applies the Investment Adviser's stock selection philosophy to a broad number of companies. Stocks that most strongly demonstrate the Investment Adviser's investment criteria of attractive valuation, financial strength, and positive change become the focus of hands-on traditional research. When narrowing the investment universe, a combination of the proprietary quantitative stock-selection technique coupled with fundamental research then provides the detailed analysis required to make informed investment decisions. The Investment Adviser considers whether to sell a particular security when the reason for its original purchase is no longer valid.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

The Investment Adviser expects a high portfolio turnover rate which can be 100% or more.

[GRAPHIC]

PRINCIPAL INVESTMENTS

Normally, the Fund invests at least 80% of its net assets in U.S. common stock. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. When in the opinion of the Investment Adviser, greater investment opportunities exist, the Fund may also invest in securities of issuers with larger market capitalizations.

[GRAPHIC]

PRIMARY RISKS

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

- VALUE INVESTING--The determination that a stock is undervalued is subjective; the market may not agree, and the stock's price may not rise to what the Investment Adviser believes is its full value. It may even decrease in value. However, because the Fund's focus is on undervalued stocks, the Fund's downside risk may be less than with growth company stocks since value stocks are in theory already underpriced.

- STOCK MARKET VOLATILITY--The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

- SMALLER ISSUERS--Investments in small-capitalization companies entail greater risk because these companies may have unproven track records, limited product or service base, limited access to capital and may be more likely to fail than larger more established companies. Information regarding smaller companies may be less available, incomplete or inaccurate, and their securities may trade less frequently than those of larger companies.

- ACTIVE PORTFOLIO TRADING--A high portfolio turnover rate has the potential to generate more taxable short-term gains that may be taxed as ordinary income and may have an adverse effect on the Fund's after tax performance.

- SECURITIES LENDING--There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

- LACK OF OPERATING HISTORY--The Fund is recently formed and has little operating history upon which prospective shareholders can evaluate their likely performance.

See "Principal Strategies, Risks and Other Information" starting on page 34.

[GRAPHIC]

PAST PERFORMANCE

The graph and table below provide some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with those of a broad measure of market performance.

Average annual return is determined by taking the Fund's performance over a given period and expressing it as an average annual rate. All figures assume dividend reinvestment. Past performance, before and after taxes, does not indicate future results.

[CHART]

               YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)

1998      1.11%
1999     -4.42%
2000     27.12%
2001     24.39%
2002     -9.81%
2003     58.78%
2004     23.88%
2005

BEST QUARTER:
WORST QUARTER:

                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/05

                                                              SINCE
                                                            INCEPTION
                                      1 YEAR    5 YEAR     (12/30/97)*
---------------------------------------------------------------------
FUND:
  BEFORE TAXES
  AFTER TAXES ON
  DISTRIBUTIONS
  AFTER TAXES ON
  DISTRIBUTIONS AND
  SALE OF FUND SHARES

INDEX: (REFLECTS NO
DEDUCTION FOR FEES,
EXPENSES OR TAXES)

  RUSSELL 2000 VALUE

* PERFORMANCE RESULTS REFLECT THE TOTAL RETURNS OF A PREDECESSOR UNREGISTERED ACCOUNT MANAGED BY THE INVESTMENT ADVISER PRIOR TO THE EFFECTIVE DATE OF THE FUND'S REGISTRATION DATE ON 5/1/01. RETURNS ARE RESTATED TO REFLECT ALL FEES AND EXPENSES APPLICABLE TO THE FUND. IF THE PREDECESSOR UNREGISTERED ACCOUNT HAD BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER FEDERAL SECURITIES LAWS, ITS PERFORMANCE MIGHT HAVE BEEN ADVERSELY AFFECTED BECAUSE OF THE ADDITIONAL RESTRICTIONS APPLICABLE TO REGISTERED INVESTMENT COMPANIES.

THE FUND COMMENCED INVESTMENT OPERATIONS ON MAY 1, 2001 WITH THE OFFERING OF CLASS I SHARES AND SUBSEQUENTLY OFFERED CLASS R SHARES ON MAY 5, 2004. THE PERFORMANCE SHOWN ABOVE INCLUDES THE PERFORMANCE OF THE FUND'S CLASS I SHARES FOR PERIODS PRIOR TO THE OFFERING OF CLASS R SHARES. CLASS I AND R SHARES HAVE NO SALES CHARGES, BUT CLASS R SHARES HAVE A DISTRIBUTION AND SHAREHOLDER SERVICES FEE OF .25%. HISTORICAL PERFORMANCE RETURNS OF THE CLASS I SHARES DO NOT REFLECT THE DISTRIBUTION AND SHAREHOLDER SERVICING FEE APPLICABLE TO CLASS R SHARES WHICH WOULD HAVE MADE RETURNS SLIGHTLY LOWER.

THE RUSSELL 2000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE INDEX IS UNMANAGED. INVESTORS MAY NOT MAKE DIRECT INVESTMENT INTO AN INDEX.

ALL PERFORMANCE RESULTS REFLECT ANY APPLICABLE EXPENSE SUBSIDIES AND WAIVERS IN EFFECT DURING THE PERIODS SHOWN; WITHOUT THESE, THE RESULTS WOULD HAVE BEEN LOWER.

[GRAPHIC]

INVESTOR FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES EXPENSES PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

Management fee                                     0.75%

Distribution fee (12b-1 fee)+                      0.25%

Other expenses                                     0.55%

TOTAL ANNUAL FUND OPERATING EXPENSES               1.55%

+ RULE 12b-1 FEE: THE FUND HAS ADOPTED A PLAN UNDER RULE 12b-1 THAT ALLOWS THE FUND TO PAY DISTRIBUTION FEES FOR THE SALE AND DISTRIBUTION OF ITS SHARES. BECAUSE THIS FEE IS PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, OVER TIME IT WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES.

THE FUND'S EXPENSE INFORMATION CONTAINED IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES.

THE FUND HAS ARRANGEMENTS WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS WHEREBY COMMISSIONS PAID BY THE FUND, INTEREST EARNED ON CASH MAINTAINED WITH ITS CUSTODIAN AND INCOME FROM SECURITIES LENDING ARRANGEMENTS ARE USED TO REDUCE FUND EXPENSES AND OFFSET FEES. IF THESE EXPENSE REDUCTIONS AND FEE OFFSETS ARE TAKEN INTO ACCOUNT, "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD BE 1.38%.

EXAMPLE:

THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND'S SHARES FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES ARE AFTER WAIVERS FOR THE 1 YEAR PERIOD, AND BEFORE WAIVERS FOR THE OTHER PERIODS SHOWN. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

YEAR 1       YEAR 3      YEAR 5      YEAR 10
$ 163        $ 513       $ 899       $ 2,047

THE EXAMPLE DOES NOT TAKE INTO ACCOUNT ANY OFFSET ARRANGEMENTS THAT THE FUND WILL ENTER INTO WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS. IF THE OFFSET CREDITS DESCRIBED WERE APPLIED TO THE ABOVE EXAMPLE, YOUR COST FOR THE 1,3,5 AND 10 YEAR PERIODS WOULD BE $145, $457, $801, AND $1,823,
RESPECTIVELY.

U.S. LARGE CAP VALUE FUND

[GRAPHIC]

GOAL AND PRINCIPAL STRATEGY

The Fund seeks long-term capital appreciation. The Fund emphasizes equity securities of undervalued, large U.S. companies. In pursuing its goal, the Fund invests primarily in a universe of large U.S. companies with market capitalizations corresponding to the Russell 1000 Index as well as stocks in traditional value sectors with market capitalization above the smallest 5% of the Russell 1000 Index. Generally, this means companies with market capitalization greater than $3.0 billion as measured at the time of purchase.

The Investment Adviser seeks to capitalize on leading companies in traditional value-oriented sectors and companies with near-term issues whose share price has been driven to unreasonably low valuations as a result of market overreaction. In analyzing specific companies for possible investment, The Investment Adviser employs a multidimensional approach to stock selection, integrating detailed fundamental analysis with a proprietary quantitative model to identify the best large cap value investment opportunities in its universe. First, stocks are evaluated using a quantitative model, which applies the Investment Adviser's stock selection philosophy to a select number of companies. Stocks that most strongly demonstrate the Investment Adviser's investment criteria of attractive valuation, financial strength, and positive change become the focus of hands on traditional research. When narrowing the investment universe, a combination of the proprietary quantitative stock-selection technique coupled with fundamental research then provides the detailed analysis required to make informed investment decisions. The Investment Adviser considers whether to sell a particular security when the reason for its original purchase is no longer valid.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

[GRAPHIC]

PRINCIPAL INVESTMENTS

Normally, the Fund invests at least 80% of its net assets in the common stocks of large U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

[GRAPHIC]

PRIMARY RISKS

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

- VALUE INVESTING--The determination that a stock is undervalued is subjective; the market may not agree, and the stock's price may not rise to what the Investment Adviser believes is its full value. It may even decrease in value. However, because the Fund's focus on undervalued stocks, the Fund's downside risk may be less than with growth company stocks since value stocks are in theory already underpriced.

- STOCK MARKET VOLATILITY--The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

- SECURITIES LENDING--There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

See "Principal Strategies, Risks and Other Information" starting on page 34.

[GRAPHIC]

PAST PERFORMANCE

The following graph and table show the Fund's annual returns and its long-term performance. The graph shows how the Fund's total return has varied from year to year, while the table shows performance over time. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance.

Average annual return is determined by taking the Fund's performance over a given period and expressing it as an average annual rate. All figures assume dividend reinvestment. Past performance, before and after taxes, does not indicate future results.

[CHART]

               YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)

1997      40.55%
1998      20.13%
1999       8.77%
2000       7.54%
2001      -1.28%
2002     -18.41%
2003      27.17%
2004      13.61%
2005

BEST QUARTER:
WORST QUARTER:

                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/05

                                                             SINCE
                                                           INCEPTION
                                      1 YEAR     5 YEAR    (4/30/96)
---------------------------------------------------------------------
FUND:
  BEFORE TAXES
  AFTER TAXES ON
  DISTRIBUTIONS
  AFTER TAXES ON
  DISTRIBUTIONS AND
  SALE OF FUND SHARES

INDEX: (REFLECTS NO
DEDUCTION FOR FEES,
EXPENSES OR TAXES)

  RUSSELL 1000 VALUE

AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO ARE TAX EXEMPT OR WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES THE RETURN AFTER TAXES MAY EXCEED THE RETURN BEFORE TAXES DUE TO AN ASSUMED TAX BENEFIT FROM ANY LOSSES ON A SALE OF FUND SHARES AT THE END OF THE MEASUREMENT PERIOD.

INDEX: THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE INDEX IS UNMANAGED. INVESTORS MAY NOT MAKE A DIRECT INVESTMENT INTO AN INDEX.

THE FUND COMMENCED INVESTMENT OPERATIONS ON APRIL 30, 1996, WITH THE OFFERING OF CLASS I SHARES AND SUBSEQUENTLY OFFERED CLASS R SHARES ON MAY 21, 1999. THE PERFORMANCE SHOWN ABOVE INCLUDES THE PERFORMANCE OF THE FUND'S CLASS I SHARES FOR PERIODS PRIOR TO THE OFFERING OF CLASS R SHARES. CLASS I AND R SHARES HAVE NO SALES CHARGES, BUT CLASS R SHARES HAVE A DISTRIBUTION AND SHAREHOLDER SERVICE FEE OF .25%. HISTORICAL PERFORMANCE RETURNS OF THE CLASS I SHARES DO NOT REFLECT THE FEES APPLICABLE TO CLASS R SHARES WHICH WOULD HAVE MADE RETURNS SLIGHTLY LOWER.

ALL PERFORMANCE RESULTS REFLECT ANY APPLICABLE EXPENSE SUBSIDIES AND WAIVERS IN EFFECT DURING THE PERIODS SHOWN; WITHOUT THESE, THE RESULTS WOULD HAVE BEEN LOWER.

[GRAPHIC]

INVESTOR FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES EXPENSES PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

Management fee                                     0.45%

Distribution fee (12b-1 fee)+                      0.25%

Other expenses                                     0.36%

TOTAL ANNUAL FUND OPERATING EXPENSES               1.06%

+ RULE 12b-1 FEE: THE FUND HAS ADOPTED A PLAN UNDER RULE 12b-1 THAT ALLOWS THE FUND TO PAY DISTRIBUTION FEES FOR THE SALE AND DISTRIBUTION OF ITS SHARES. BECAUSE THIS FEE IS PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, OVER TIME IT WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES.

THE FUND'S EXPENSE INFORMATION CONTAINED IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES.

THE FUND HAS ARRANGEMENTS WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS WHEREBY COMMISSIONS PAID BY THE FUND, INTEREST EARNED ON CASH MAINTAINED WITH ITS CUSTODIAN AND INCOME FROM SECURITIES LENDING ARRANGEMENTS ARE USED TO REDUCE FUND EXPENSES AND OFFSET FEES. IF THESE EXPENSE REDUCTIONS AND FEE OFFSETS ARE TAKEN INTO ACCOUNT, "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD BE 1.01%.

EXAMPLE:

THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND'S SHARES FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES ARE AFTER WAIVERS FOR THE 1 YEAR PERIOD SHOWN, AND BEFORE WAIVERS FOR THE OTHER PERIODS SHOWN. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

YEAR 1       YEAR 3      YEAR 5      YEAR 10
$ 111        $  351      $  615      $ 1,400

THE EXAMPLE DOES NOT TAKE INTO ACCOUNT ANY OFFSET ARRANGEMENTS THAT THE FUND WILL ENTER INTO WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS. IF THE OFFSET CREDITS DESCRIBED WERE APPLIED TO THE ABOVE EXAMPLE, YOUR COST FOR THE 1,3,5 AND 10 YEAR PERIODS WOULD BE $106, $334, $586, AND $1,334,
RESPECTIVELY.

U.S. SYSTEMATIC LARGE CAP GROWTH FUND

[GRAPHIC]

GOAL AND PRINCIPAL STRATEGY

The Fund seeks long-term capital appreciation. In pursuing this goal, the Fund invests primarily in stocks from a universe of U.S. companies with large market capitalizations. Generally, large companies are those with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index as measured at the time of purchase. Generally, this means companies with market capitalization greater than $4.5 billion. Capitalization of companies held by the Fund may fluctuate greatly as the market moves upwards or downwards.

The Investment Adviser uses a quantitative process to make individual security, industry sector, country and currency selection decisions and to integrate those decisions. The portfolio managers seek to position the Fund's portfolio to deliver consistent risk-adjusted returns, while maintaining a portfolio whose returns closely resemble those of the Fund's benchmark over time. The process begins with the Investment Adviser's quantitative research model, which estimates a rate of return for each stock in the investment universe based on an array of factors. The research model focuses on key characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions. In the opinion of the Investment Adviser, companies with upward earnings revisions and those reporting earnings above expectations will outperform the market.

When determining whether positive change is sustainable over the long term, the Investment Adviser analyzes fundamental quality by focusing on a number of variables including earnings acceleration and valuation measures. Once the Investment Adviser has assessed an investment opportunity for the presence of a positive catalyst and sustainability, it seeks confirming signals that these changes are beginning to be recognized by the market through rising stock prices. The Investment Adviser considers whether to sell a particular security when any of these factors materially changes.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets. The Investment Adviser expects a high portfolio turnover rate which can be 200% or more.

[GRAPHIC]

PRINCIPAL INVESTMENTS

Normally, the Fund invests at least 80% of its net assets in common stock of large U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

[GRAPHIC]

PRIMARY RISKS

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

- STOCK MARKET VOLATILITY--The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

   To the extent the Fund is overweighted in certain market sectors compared to the Russell 1000 Growth Index, the Fund may be more volatile than the Index.

- SECURITIES LENDING--There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

- ACTIVE PORTFOLIO TRADING--A high portfolio turnover rate has the potential to generate more taxable short-term gains that may be taxed as ordinary income and may have an adverse effect on the Fund's after tax performance.

For further explanation, see "Principal Strategies, Risks and Other Information" starting on page 34.

[GRAPHIC]

PAST PERFORMANCE

The following graph and table show the Fund's annual returns and its long-term performance. The graph shows how the Fund's total return has varied from year to year, while the table shows performance over time. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance.

Average annual return is determined by taking the Fund's performance over a given period and expressing it as an average annual rate. All figures assume dividend reinvestment. Past performance, before and after taxes, does not indicate future results.

[CHART]

               YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)

1997       46.07%
1998       60.80%
1999       95.93%
2000      -24.16%
2001      -41.38%
2002      -33.95%
2003       20.82%
2004        5.24%
2005

BEST QUARTER:
WORST QUARTER:

                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/05

                                                              SINCE
                                                            INCEPTION
                                     1 YEAR      5 YEAR    (12/27/96)
---------------------------------------------------------------------
FUND:
  BEFORE TAXES
  AFTER TAXES ON
  DISTRIBUTIONS
  AFTER TAXES ON
  DISTRIBUTIONS AND
  SALE OF FUND SHARES

INDEX: (REFLECTS NO
DEDUCTION FOR FEES,
EXPENSES OR TAXES)

  RUSSELL 1000 GROWTH

AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO ARE TAX EXEMPT OR WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES THE RETURN AFTER TAXES MAY EXCEED THE RETURN BEFORE TAXES DUE TO AN ASSUMED TAX BENEFIT FROM ANY LOSSES ON A SALE OF FUND SHARES AT THE END OF THE MEASUREMENT PERIOD.

THE RUSSELL 1000 GROWTH IS AN UNMANAGED INDEX CONTAINING THOSE COMPANIES AMONG THE RUSSELL 1000 INDEX WITH HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH. THE RUSSELL 1000 INDEX CONTAINS THE TOP 1,000 SECURITIES OF THE RUSSELL 3000 INDEX, WHICH IS COMPRISED OF THE 3,000 LARGEST U.S. COMPANIES AS DETERMINED BY TOTAL MARKET CAPITALIZATION. THE RUSSELL 1000 GROWTH IS CONSIDERED GENERALLY REPRESENTATIVE OF THE MARKET FOR LARGE CAP STOCKS. INVESTORS MAY NOT MAKE A DIRECT INVESTMENT INTO AN INDEX.

THE FUND COMMENCED INVESTMENT OPERATIONS ON DECEMBER 27, 1996, WITH THE OFFERING OF CLASS I SHARES AND SUBSEQUENTLY OFFERED CLASS R SHARES ON MAY 21, 1999. THE PERFORMANCE SHOWN ABOVE INCLUDES THE PERFORMANCE OF THE FUND'S CLASS I SHARES FOR PERIODS PRIOR TO THE OFFERING OF CLASS R SHARES. CLASS I AND R SHARES HAVE NO SALES CHARGES, BUT CLASS R SHARES HAVE A DISTRIBUTION AND SHAREHOLDER SERVICE FEE OF .25%. HISTORICAL PERFORMANCE RETURNS OF THE CLASS I SHARES DO NOT REFLECT THE FEES APPLICABLE TO CLASS R SHARES WHICH WOULD HAVE MADE RETURNS SLIGHTLY LOWER.

ALL PERFORMANCE RESULTS REFLECT ANY APPLICABLE EXPENSE SUBSIDIES AND WAIVERS IN EFFECT DURING THE PERIODS SHOWN; WITHOUT THESE, THE RESULTS WOULD HAVE BEEN LOWER.

[GRAPHIC]

INVESTOR FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES EXPENSES PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

Management fee                                     0.45%

Distribution fee (12b-1 fee)+                      0.25%

Other expenses                                     0.67%

TOTAL ANNUAL FUND OPERATING EXPENSES               1.37%

+ RULE 12b-1 FEE: THE FUND HAS ADOPTED A PLAN UNDER RULE 12b-1 THAT ALLOWS THE FUND TO PAY DISTRIBUTION FEES FOR THE SALE AND DISTRIBUTION OF ITS SHARES. BECAUSE THIS FEE IS PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, OVER TIME IT WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES.

THE FUND'S EXPENSE INFORMATION CONTAINED IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES.

THE FUND HAS ARRANGEMENTS WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS WHEREBY COMMISSIONS PAID BY THE FUND, INTEREST EARNED ON CASH MAINTAINED WITH ITS CUSTODIAN AND INCOME FROM SECURITIES LENDING ARRANGEMENTS ARE USED TO REDUCE FUND EXPENSES AND OFFSET FEES. IF THESE EXPENSE REDUCTIONS AND FEE OFFSETS ARE TAKEN INTO ACCOUNT, "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD BE 1.25%.

EXAMPLE:

THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND'S SHARES FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS.THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES ARE AFTER WAIVERS FOR THE 1 YEAR PERIOD, AND BEFORE WAIVERS FOR THE OTHER PERIODS SHOWN. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

YEAR 1       YEAR 3      YEAR 5      YEAR 10
$ 144        $ 453       $ 795       $ 1,809

THE EXAMPLE DOES NOT TAKE INTO ACCOUNT ANY OFFSET ARRANGEMENTS THAT THE FUND WILL ENTER INTO WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS. IF THE OFFSET CREDITS DESCRIBED WERE APPLIED TO THE ABOVE EXAMPLE, YOUR COST FOR THE 1,3,5 AND 10 YEAR PERIODS WOULD BE $131, $414, $725, AND $1,651,
RESPECTIVELY.

U.S. SYSTEMATIC MIDCAP GROWTH FUND
(FORMERLY, U.S. SYSTEMATIC SMID GROWTH FUND)

[GRAPHIC]

GOAL AND PRINCIPAL STRATEGY

The Fund seeks maximum long-term capital appreciation. In pursuing this goal, the Fund invests in stocks from a universe of U.S. companies with mid size market capitalizations. Generally, mid cap companies are those with market capitalizations corresponding to the Russell MidCap Growth Index as measured at the time of purchase. As of June 30, 2005, the Russell MidCap Growth Index was comprised of companies with capitalizations ranging from $617 million to $16 billion. The capitalization of companies held by the Fund may fluctuate greatly as the market moves upwards or downwards and the Investment Adviser may continue to hold an investment for further capital appreciation opportunities even if the company is no longer "mid cap".

The Investment Adviser uses a quantitative process to make individual security, industry sector, country and currency selection decisions and to integrate those decisions. The portfolio managers seek to position the Fund's portfolio to deliver consistent risk-adjusted returns, while maintaining a portfolio whose returns closely resemble those of the Fund's benchmark over time. The process begins with the Investment Adviser's quantitative research model, which estimates a rate of return for each stock in the investment universe based on an array of factors. The research model focuses on key characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions. In the opinion of the Investment Adviser, companies with upward earnings revisions and those reporting earnings above expectations will outperform the market.

When determining whether positive change is sustainable over the long term, the Investment Adviser analyzes fundamental quality by focusing on a number of variables including earnings acceleration and valuation measures. Once the Investment Adviser has assessed an investment opportunity for the presence of a positive catalyst and sustainability, it seeks confirming signals that these changes are beginning to be recognized by the market through rising stock prices. The Investment Adviser considers whether to sell a particular security when any of these factors materially changes.

The Fund may also lend portfolio securities on a value of its assets, general economic conditions, short-term or long-term basis, up to 30% of its total assets. The Investment Adviser expects a high portfolio turnover rate which can exceed 200% or more.

[GRAPHIC]

PRINCIPAL INVESTMENTS

Normally, the Fund invests at least 80% of its net assets in common stocks of mid capitalization U.S. companies. The Fund will provide shareholders with at least 60 days prior notice of any change in this investment policy. When in the opinion the Investment Adviser greater investment opportunities exist, the Fund may also invest in issuers with larger market capitalizations.

[GRAPHIC]

PRIMARY RISKS

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

- STOCK MARKET VOLATILITY--The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

- SECURITIES LENDING--There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

- ACTIVE PORTFOLIO TRADING--A high portfolio turnover rate has the potential to generate more taxable short-term gains that may be taxed as ordinary income and may have an adverse effect on the Fund's after tax performance.

- LACK OF OPERATING HISTORY--The Fund is recently formed and has fewer than three years of operating history upon which prospective shareholders can evaluate their likely performance.

For further explanation, see "Principal Strategies, Risks and Other Information" starting on page 32.

[GRAPHIC]

PAST PERFORMANCE

This Fund is a new Fund and does not yet have a full calendar year of performance.

[GRAPHIC]

INVESTOR FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES EXPENSES PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

Management fee                                     0.70%

Distribution fee (12b-1 fee)+                      0.25%

Other expenses*                                    0.63%

TOTAL ANNUAL FUND OPERATING EXPENSES               1.58%

+ RULE 12b-1 FEE: THE FUND HAS ADOPTED A PLAN UNDER RULE 12b-1 THAT ALLOWS THE FUND TO PAY DISTRIBUTION FEES FOR THE SALE AND DISTRIBUTION OF ITS SHARES. BECAUSE THIS FEE IS PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, OVER TIME IT WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES.

*  OTHER EXPENSES ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

THE FUND HAS ARRANGEMENTS WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS WHEREBY COMMISSIONS PAID BY THE FUND, INTEREST EARNED ON CASH MAINTAINED WITH ITS CUSTODIAN AND INCOME FROM SECURITIES LENDING ARRANGEMENTS ARE USED TO REDUCE FUND EXPENSES AND OFFSET FEES. IF THESE EXPENSE REDUCTIONS AND FEE OFFSETS ARE TAKEN INTO ACCOUNT, "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD BE 1.32%.

EXAMPLE:

THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND'S SHARES FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES ARE AFTER WAIVERS FOR THE 1 YEAR PERIOD AND BEFORE WAIVERS FOR THE OTHER PERIODS SHOWN. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

YEAR 1       YEAR 3      YEAR 5      YEAR 10
$  166       $  523      $  917      $ 2,087

THE EXAMPLE ABOVE DOES NOT TAKE INTO ACCOUNT ANY OFFSET ARRANGEMENTS THAT THE FUND WILL ENTER INTO WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS. IF THE OFFSET CREDITS DESCRIBED WERE APPLIED TO THE ABOVE EXAMPLE, YOUR COST FOR THE 1 AND 3 YEAR PERIODS WOULD BE $139, $437, $766 AND $1,743, RESPECTIVELY.

GLOBAL SELECT FUND

[GRAPHIC]

GOAL AND PRINCIPAL STRATEGY

The Fund seeks maximum long-term capital appreciation. In pursuing its investment objective the Fund invests in a broad range of U.S. and non-U.S. companies in different industries that, in the Investment Adviser's opinion, represent the "best of the best" globally--companies that are leaders in their respective industries or emerging players with established histories of earnings, easy access to credit and experienced management teams. These are companies the Investment Adviser believes are benefiting from sustainable competitive advantages. The Investment Adviser considers any company with these characteristics regardless of their respective capitalization, domicile or industry.

In analyzing specific companies for possible investment, the Fund's Investment Adviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Investment Adviser considers whether to sell a particular security when any of those factors materially changes.

The Investment Adviser allocates the Fund's assets among securities of countries that are expected to provide the best opportunities for meeting the Fund's investment objective.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets. The Investment Adviser expects a high portfolio turnover rate which can be 300% or more.

[GRAPHIC]

PRINCIPAL INVESTMENTS

The Fund normally invests at least 75% of its net assets in equity securities. The Fund normally invests at least 80% of its net assets in the common stock of companies that are tied economically to a number of different countries throughout the world, one of which may be the United States. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. When in the opinion of the Investment Adviser, greater investment opportunities exist, the Fund may also invest in companies located in countries with emerging securities markets.

[GRAPHIC]

PRIMARY RISKS

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

- STOCK MARKET VOLATILITY--The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, its market capitalization, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

- NON-U.S. SECURITIES RISKS--The prices of non-U.S. securities may be further affected by other factors, including:

     CURRENCY EXCHANGE RATES--The dollar value of the Fund's non-U.S. investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

     POLITICAL AND ECONOMIC CONDITIONS--The value of the Fund's non-U.S. investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

     REGULATIONS--Non-U.S. companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about non-U.S. companies than about U.S. companies.

     MARKETS--The securities markets of other countries are smaller than U.S. securities markets. As a result, many non-U.S. securities may be less liquid and their prices may be more volatile than U.S. securities.

     EMERGING SECURITIES MARKETS--To the extent that the Fund invests in countries with emerging markets, the non-U.S. securities risks are magnified since these countries may have unstable governments and less established markets.

- SECURITIES LENDING--There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

- ACTIVE PORTFOLIO TRADING--A high portfolio turnover rate has the potential to generate more taxable short-term gains that may be taxed as ordinary income and may have an adverse effect on the Fund's after tax performance.

See "Principal Strategies, Risks and Other Information" starting on page 34.

[GRAPHIC]

PAST PERFORMANCE

The following graph and table show the Fund's annual returns and its long-term performance. The graph shows how the Fund's total return has varied from year to year, while the table shows performance over time. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance.

Average annual return is determined by taking the Fund's performance over a given period and expressing it as an average annual rate. All figures assume dividend reinvestment. Past performance, before and after taxes, does not indicate future results.

[CHART]

               YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)

1998     46.18%
1999    129.35%
2000    -15.15%
2001    -20.37%
2002    -18.80%
2003     39.18%
2004     16.63%
2005

BEST QUARTER:
WORST QUARTER:

                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/05

                                                         SINCE
                                                       INCEPTION
                           1 YEAR    5 YEAR  10 YEAR   (9/30/97)
----------------------------------------------------------------
FUND:
  BEFORE TAXES
  AFTER TAXES ON
  DISTRIBUTIONS
  AFTER TAXES ON
  DISTRIBUTIONS AND
  SALE OF FUND SHARES

INDEX: (REFLECTS NO
DEDUCTION FOR FEES,
EXPENSES OR TAXES)

  MSCI ACWI

THE FUND COMMENCED INVESTMENT OPERATIONS ON SEPTEMBER 30, 1997 WITH THE OFFERING OF CLASS I SHARES AND SUBSEQUENTLY OFFERED CLASS R SHARES ON MAY 5, 2004. THE PERFORMANCE SHOWN ABOVE INCLUDES THE PERFORMANCE OF THE FUND'S CLASS I SHARES FOR PERIODS PRIOR TO THE OFFERING OF CLASS R SHARES. CLASS I AND R SHARES HAVE NO SALES CHARGES, BUT CLASS R SHARES HAVE A DISTRIBUTION AND SHAREHOLDER SERVICES FEE OF .25%. HISTORICAL PERFORMANCE RETURNS OF THE CLASS I SHARES DO NOT REFLECT THE DISTRIBUTION AND SHAREHOLDER SERVICING FEE APPLICABLE TO CLASS R SHARES WHICH WOULD HAVE MADE RETURNS SLIGHTLY LOWER.

AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO ARE TAX EXEMPT OR WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES THE RETURN AFTER TAXES MAY EXCEED THE RETURN BEFORE TAXES DUE TO AN ASSUMED TAX BENEFIT FROM ANY LOSSES ON A SALE OF FUND SHARES AT THE END OF THE MEASUREMENT PERIOD.

INDEX: THE MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI") ALL COUNTRY WORLD INDEX IS AN UNMANAGED, MARKET CAPITALIZATION WEIGHTED INDEX COMPOSED OF APPROXIMATELY 2000 COMPANIES WITH AVERAGE MARKET CAPITALIZATIONS OF APPROXIMATELY US $10 BILLION. THE INDEX IS REPRESENTATIVE OF THE MARKET STRUCTURE OF 22 DEVELOPED COUNTRIES IN NORTH AMERICA, EUROPE AND THE PACIFIC RIM. THE INDEX EXCLUDES CLOSED MARKETS AND THOSE SHARES IN OTHERWISE FREE MARKETS THAT ARE NOT PURCHASABLE BY FOREIGNERS. INVESTORS MAY NOT MAKE A DIRECT INVESTMENT INTO AN INDEX,

[GRAPHIC]

INVESTOR FEES AND EXPENSES

ALL PERFORMANCE RESULTS REFLECT ANY APPLICABLE EXPENSE SUBSIDIES AND WAIVERS IN EFFECT DURING THE PERIODS SHOWN; WITHOUT THESE, THE RESULTS WOULD HAVE BEEN LOWER.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES EXPENSES PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

Management fee                                     0.65%

Distribution fee (12b-1 fee)+                      0.25%

Other expenses                                     0.50%

TOTAL ANNUAL FUND OPERATING EXPENSES               1.40%

+ RULE 12b-1 FEE: THE FUND HAS ADOPTED A PLAN UNDER RULE 12b-1 THAT ALLOWS THE FUND TO PAY DISTRIBUTION FEES FOR THE SALE AND DISTRIBUTION OF ITS SHARES. BECAUSE THIS FEE IS PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, OVER TIME IT WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES.

THE FUND'S EXPENSE INFORMATION CONTAINED IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES.

THE FUND HAS ARRANGEMENTS WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS WHEREBY COMMISSIONS PAID BY THE FUND, INTEREST EARNED ON CASH MAINTAINED WITH ITS CUSTODIAN AND INCOME FROM SECURITIES LENDING ARRANGEMENTS ARE USED TO REDUCE FUND EXPENSES AND OFFSET FEES. IF THESE EXPENSE REDUCTIONS AND FEE OFFSETS ARE TAKEN INTO ACCOUNT, "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD BE 1.21%.

EXAMPLE:

THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND'S SHARES FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES ARE AFTER WAIVERS FOR THE 1 YEAR PERIOD AND BEFORE WAIVERS FOR THE OTHER PERIODS SHOWN. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

   YEAR 1     YEAR 3     YEAR 5     YEAR 10
   $  147     $  463     $  812     $ 1,849

THE EXAMPLE ABOVE DOES NOT TAKE INTO ACCOUNT ANY OFFSET ARRANGEMENTS THAT THE FUND WILL ENTER INTO WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS. IF THE OFFSET CREDITS DESCRIBED WERE APPLIED TO THE ABOVE EXAMPLE, YOUR COST FOR THE 1,3,5 AND 10 YEAR PERIODS WOULD BE $127, $401, $702 AND $1,598, RESPECTIVELY.

INTERNATIONAL GROWTH FUND

[GRAPHIC]

GOAL AND PRINCIPAL STRATEGY

The Fund seeks maximum long-term capital appreciation. In pursuing this goal, the Fund invests primarily in large capitalized companies located in over 50 countries worldwide. In the opinion of the Fund's Investment Adviser, large capitalization companies are those whose stock market capitalizations are predominantly in the top 75% of publicly traded companies as measured by stock market capitalizations in each country. In non-U.S. markets the capitalization range for stocks will generally be lower than the U.S. and will vary. The market capitalization ranges of the large cap stocks in which the Fund invests may fluctuate greatly due to changing currency values, differences in the size of the respective economies, and movements in the local stock markets.

The Investment Adviser focuses on a "bottom-up" analysis on the financial conditions and competitiveness of individual companies worldwide. In analyzing specific companies for possible investment, the Fund's Investment Adviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Investment Adviser considers whether to sell a particular security when any of those factors materially changes.

The Investment Adviser allocates the Fund's assets among securities of countries that are expected to provide the best opportunities for meeting the Fund's investment objective.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets. The Investment Adviser expects a high portfolio turnover rate which can be 200% or more.

[GRAPHIC]

PRINCIPAL INVESTMENTS

The Fund normally invests at least 75% of its net assets in equity securities. In addition, the Fund spreads its investments among countries, with at least 80% of its net assets invested in the common stock of companies that are tied economically to a number of different countries throughout the world. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. When in the opinion of the Investment Adviser greater investment opportunities exist, the Fund may also invest in companies located in countries with emerging securities markets and in the securities of issuers with smaller market capitalizations. The Fund may invest up to 20% of its assets in U.S. companies.

[GRAPHIC]

PRIMARY RISKS

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

- STOCK MARKET VOLATILITY--The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, its market capitalization, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

- SMALLER ISSUERS--Investments in small-capitalization companies entails greater risk because these companies may have unproven track records, limited product or service base, limited access to capital and may be more likely to fail than larger more established companies. Information regarding smaller companies may be less available, incomplete or inaccurate, and their securities may trades less frequently than those of larger companies.

- NON-U.S. SECURITIES RISKS--The prices of non-U.S. securities may be further affected by other factors, including:

     CURRENCY EXCHANGE RATES--The dollar value of the Fund's non-U.S. investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

     POLITICAL AND ECONOMIC CONDITIONS--The value of the Fund's non-U.S. investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

     REGULATIONS--Non-U.S. companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about non-U.S. companies than about U.S. companies.

     MARKETS--The securities markets of other countries are smaller than U.S. securities markets. As a result, many non-U.S. securities may be less liquid and their prices may be more volatile than U.S. securities.

     EMERGING SECURITIES MARKETS--To the extent that the Fund invests in countries with emerging markets, the non-U.S. securities risks are magnified since these countries may have unstable governments and less established markets.

- SECURITIES LENDING--There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

- ACTIVE PORTFOLIO TRADING--A high portfolio turnover rate which has the potential to generate more taxable short-term gains that may be taxed as ordinary income and may have an adverse effect on the Fund's after tax performance.

See "Principal Strategies, Risks and Other Information" starting on page 34.

[GRAPHIC]

PAST PERFORMANCE

The following graph and table below show the Fund's annual returns and its long-term performance. The graph shows how the Fund's total return has varied from year to year, while the table shows performance over time. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance.

Average annual return is determined by taking the Fund's performance over a given period and expressing it as an average annual rate. All figures assume dividend reinvestment. Past performance, before and after taxes, does not indicate future results.

[CHART]

               YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)

1997     30.63%
1998     21.54%
1999     68.82%
2000    -23.23%
2001    -28.14%
2002    -19.43%
2003     33.37%
2004     14.51%
2005

BEST QUARTER:
WORST QUARTER:

                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/05

                                                           SINCE
                                                         INCEPTION
                             1 YEAR   5 YEAR  10 YEAR    (12/27/96)
-------------------------------------------------------------------
FUND:
  BEFORE TAXES
  AFTER TAXES ON
  DISTRIBUTIONS
  AFTER TAXES ON
  DISTRIBUTIONS AND
  SALE OF FUND SHARES

INDEX: (REFLECTS NO
DEDUCTION FOR FEES,
EXPENSES OR TAXES)

  MSCI EAFE

AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO ARE TAX EXEMPT OR WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES THE RETURN AFTER TAXES MAY EXCEED THE RETURN BEFORE TAXES DUE TO AN ASSUMED TAX BENEFIT FROM ANY LOSSES ON A SALE OF FUND SHARES AT THE END OF THE MEASUREMENT PERIOD.

INDEX: MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA, FAR EAST INDEX (MSCI EAFE) IS AN UNMANAGED TOTAL-RETURN PERFORMANCE BENCHMARK. IT IS A CAPITALIZATION-WEIGHTED INDEX REPRESENTATIVE OF THE STOCK MARKET STRUCTURE OF EUROPE AND THE PACIFIC BASIN. INVESTORS MAY NOT MAKE A DIRECT INVESTMENT INTO AN INDEX.

THE FUND COMMENCED INVESTMENT OPERATIONS ON DECEMBER 27, 1996, WITH THE OFFERING OF CLASS I SHARES AND SUBSEQUENTLY OFFERED CLASS R SHARES ON MAY 21, 1999. THE PERFORMANCE SHOWN ABOVE INCLUDES THE PERFORMANCE OF THE FUND'S CLASS I SHARES FOR PERIODS PRIOR TO THE OFFERING OF CLASS R SHARES. CLASS I AND R SHARES HAVE NO SALES CHARGES, BUT CLASS R SHARES HAVE A DISTRIBUTION AND SHAREHOLDER SERVICE FEE OF .25%. HISTORICAL PERFORMANCE RETURNS OF THE CLASS I SHARES DO NOT REFLECT THE FEES APPLICABLE TO CLASS R SHARES WHICH WOULD HAVE MADE RETURNS SLIGHTLY LOWER.

ALL PERFORMANCE RESULTS REFLECT ANY APPLICABLE EXPENSE SUBSIDIES AND WAIVERS IN EFFECT DURING THE PERIODS SHOWN; WITHOUT THESE, THE RESULTS WOULD HAVE BEEN LOWER.

[GRAPHIC]

INVESTOR FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES EXPENSES PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

Management fee                                     0.50%

Distribution fee (12b-1 fee)+                      0.25%

Other expenses                                     0.89%

TOTAL ANNUAL FUND OPERATING EXPENSES               1.64%

+ RULE 12b-1 FEE: THE FUND HAS ADOPTED A PLAN UNDER RULE 12b-1 THAT ALLOWS THE FUND TO PAY DISTRIBUTION FEES FOR THE SALE AND DISTRIBUTION OF ITS SHARES. BECAUSE THIS FEE IS PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, OVER TIME IT WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES.

THE FUND'S EXPENSE INFORMATION CONTAINED IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES.

THE FUND HAS ARRANGEMENTS WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS WHEREBY COMMISSIONS PAID BY THE FUND, INTEREST EARNED ON CASH MAINTAINED WITH ITS CUSTODIAN AND INCOME FROM SECURITIES LENDING ARRANGEMENTS ARE USED TO REDUCE FUND EXPENSES AND OFFSET FEES. IF THESE EXPENSE REDUCTIONS AND FEE OFFSETS ARE TAKEN INTO ACCOUNT, "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD BE 1.33%.

EXAMPLE:

THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND'S SHARES FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES ARE AFTER WAIVERS FOR THE 1 YEAR PERIOD, AND BEFORE WAIVERS FOR THE OTHER PERIODS SHOWN. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

   YEAR 1     YEAR 3     YEAR 5     YEAR 10
   $  172     $  543     $  952     $ 2,166

THE EXAMPLE DOES NOT TAKE INTO ACCOUNT ANY OFFSET ARRANGEMENTS THAT THE FUND WILL ENTER INTO WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS. IF THE OFFSET CREDITS DESCRIBED WERE APPLIED TO THE ABOVE EXAMPLE, YOUR COST FOR THE 1,3,5 AND 10 YEAR PERIODS WOULD BE $140, $440, $772, AND $1,757,
RESPECTIVELY.

EMERGING MARKETS OPPORTUNITIES FUND

[GRAPHIC]

GOAL AND PRINCIPAL STRATEGY

The Fund seeks maximum long-term capital appreciation. In pursuing this goal, the Fund invests primarily in stocks of companies located in countries with emerging securities markets--that is, countries with securities markets which are, in the opinion of the investment adviser, less sophisticated than more developed markets in terms of participation, analyst coverage, liquidity and regulation. These are markets which have yet to reach a level of maturity associated with developed foreign stock markets, especially in terms of participation by investors.

The Investment Adviser currently selects portfolio securities from an investment universe of approximately 1,800 foreign companies. The Investment Adviser seeks to capture opportunities in stocks outside the largest, most widely owned and best understood companies in the emerging markets universe. In order to achieve this, investments are concentrated in but not limited to, companies with a market capitalization less than that of the top (by market capitalization) 50 securities in the MSCI EM Index.

In analyzing specific companies for possible investment, the Fund's Investment Adviser ordinarily looks for several of the following characteristics: above-average or accelerating earnings growth; high return on investment capital; a healthy or improving balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages including effective research, product development and marketing, development of new technologies, efficient service, pricing flexibility, strong management, and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Investment Adviser considers whether to sell a particular security when any of those factors materially changes.

The Investment Adviser allocates the Fund's assets among securities of countries that are expected to provide the best opportunities for meeting the Fund's investment objective. The Fund may also lend portfolio securities on a short-term basis, up to 30% of its total assets. The Investment Adviser expects a high portfolio turnover rate which can be 100-150% or more.

[GRAPHIC]

PRINCIPAL INVESTMENTS

The Fund normally invests at least 75% of its net assets in common stock. In addition, the Fund spreads its investments among countries. Normally, at least 80% of its net assets will be invested in companies that are tied economically to a number of different countries with emerging securities markets. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund may invest up to 20% of its assets in U.S. companies.

[GRAPHIC]

PRIMARY RISKS

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

- STOCK MARKET VOLATILITY--The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

- SMALLER ISSUERS--Investments in small-capitalization companies entails greater risk because these companies may have unproven track records, limited product or service base, limited access to capital and may be more likely to fail than larger more established companies. Information regarding smaller companies may be less available, incomplete or inaccurate, and their securities may trades less frequently than those of larger companies.

- NON-U.S. SECURITIES RISKS--The prices of non-U.S. securities may be further affected by other factors, including:

     CURRENCY EXCHANGE RATES--The dollar value of the Fund's non-U.S. investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

     POLITICAL AND ECONOMIC CONDITIONS--The value of the Fund's non-U.S. investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

     REGULATIONS--Non-U.S. companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

     MARKETS--The securities markets of other countries are smaller than U.S. securities markets. As a result, many non-U.S. securities may be less liquid and their prices may be more volatile than U.S. securities.

     EMERGING SECURITIES MARKETS--Non-U.S. securities risks are magnified in countries with emerging securities markets since these countries may have unstable governments and less established markets.

     These markets tend to be less liquid and more volatile, and offer less regulatory protection for investors. The economies of emerging countries may be predominantly based on only a few industries or dependent on revenue from particular commodities, international aid or other assistance.

- SECURITIES LENDING--There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

- ACTIVE PORTFOLIO TRADING--A high portfolio turnover rate has the potential to generate more taxable short-term gains that may be taxed as ordinary income and may have an adverse effect on the Fund's after tax performance.

- LACK OF OPERATING HISTORY--The Fund is recently formed and has fewer than three years of operating history upon which prospective shareholders can evaluate their likely performance.

See "Principal Strategies, Risks and Other Information" starting on page 34.

[GRAPHIC]

PAST PERFORMANCE

The Fund is a new Fund and does not yet have a full calendar year of performance.

[GRAPHIC]

INVESTOR FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES EXPENSES PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

Management fee                                     0.90%

Distribution fee (12b-1 fee)+                      0.25%

Other expenses                                     0.65%

TOTAL ANNUAL FUND OPERATING EXPENSES               1.80%

+ RULE 12b-1 FEE: THE FUND HAS ADOPTED A PLAN UNDER RULE 12b-1 THAT ALLOWS THE FUND TO PAY DISTRIBUTION FEES FOR THE SALE AND DISTRIBUTION OF ITS SHARES. BECAUSE THIS FEE IS PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, OVER TIME IT WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES.

THE FUND HAS ARRANGEMENTS WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS WHEREBY COMMISSIONS PAID BY THE FUND, INTEREST EARNED ON CASH MAINTAINED WITH ITS CUSTODIAN AND INCOME FROM SECURITIES LENDING ARRANGEMENTS ARE USED TO REDUCE FUND EXPENSES AND OFFSET FEES. IF THESE EXPENSE REDUCTIONS AND FEE OFFSETS ARE TAKEN INTO ACCOUNT, "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD BE 1.56%.

EXAMPLE:

THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND'S SHARES FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES ARE AFTER WAIVERS FOR THE 1 YEAR PERIOD AND BEFORE WAIVERS FOR THE OTHER PERIODS SHOWN. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

   YEAR 1     YEAR 3     YEAR 5     YEAR 10
   $  189     $  596     $ 1,044    $ 2,377

THE EXAMPLE ABOVE DOES NOT TAKE INTO ACCOUNT ANY OFFSET ARRANGEMENTS THAT THE FUND WILL ENTER INTO WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS. IF THE OFFSET CREDITS DESCRIBED WERE APPLIED TO THE ABOVE EXAMPLE, YOUR COST FOR THE PERIODS WOULD BE $164, $516, $905 AND $2,060, RESPECTIVELY.

INTERNATIONAL SYSTEMATIC FUND

[GRAPHIC]

GOAL AND PRINCIPAL STRATEGY

The Fund seeks maximum long-term capital appreciation. In pursuing this goal, the Fund invests primarily in companies located throughout the world.

The Fund seeks to achieve its investment objective by investing primarily in companies located in the developed countries represented in the Fund's benchmark, the MSCI EAFE Index. The Investment Adviser's "international systematic" investment approach uses a quantitative process to make individual security, industry sector, country and currency selection decisions and to integrate those decisions. The portfolio managers seek to position the Fund's portfolio to deliver consistent risk-adjusted returns, with a low tracking error to the Fund's benchmark, over time. The portfolio managers believe that their investment process results in a clearly defined buy and sell discipline that will continually drive the Fund's portfolio toward new excess return opportunities.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets. The Investment Adviser expects a high portfolio turnover rate which can be 200% or more.

[GRAPHIC]

PRINCIPAL INVESTMENTS

The Fund normally invests at least 75% of its net assets in common stocks. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies that are tied economically to a number of different countries throughout the world. The Fund's investments are not limited with respect to the capitalization size of issuers. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund may invest up to 20% of its assets in U.S. companies.

[GRAPHIC]

PRIMARY RISKS

Because you could lose money by investing in the Fund, be sure to read all risk Sdisclosures carefully before investing. The Fund is primarily subject to the following risks:

- STOCK MARKET VOLATILITY--The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, its market capitalization, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

- NON-U.S. SECURITIES RISKS--The prices of non-U.S. securities may be further affected by other factors, including:

     CURRENCY EXCHANGE RATES--The dollar value of the Fund's non-U.S. investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

     POLITICAL AND ECONOMIC CONDITIONS--The value of the Fund's non-U.S. investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

     REGULATIONS--Non-U.S. companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about non-U.S. companies than about U.S. companies.

     MARKETS--The securities markets of other countries are smaller than U.S. securities markets. As a result, many non-U.S. securities may be less liquid and their prices may be more volatile than U.S. securities.

- SECURITIES LENDING--There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

- ACTIVE PORTFOLIO TRADING--A high portfolio turnover rate has the potential to generate more taxable short-term gains for shareholders and may have an adverse effect on the Fund's after tax performance.

- LACK OF OPERATING HISTORY--The Fund is recently formed and has fewer than three years of operating history upon which prospective shareholders can evaluate their likely performance.

See "Principal Strategies, Risks and Other Information" starting on page 34.

[GRAPHIC]

PAST PERFORMANCE

The Fund is a new fund and does not yet have a full calendar year of performance.

[GRAPHIC]

INVESTOR FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the table below. Total Annual Fund Operating Expenses are paid out of Fund assets, so their effect is included in the share price. The Fund has no sales charges but has 12-b-1 distribution fees.

ANNUAL FUND OPERATING EXPENSES EXPENSES PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

Management fee                                     0.50%

Distribution fee (12b-1 fee)+                      0.25%

Other expenses*                                    0.50%

TOTAL ANNUAL FUND OPERATING EXPENSES               1.25%

+ RULE 12b-1 FEE: THE FUND HAS ADOPTED A PLAN UNDER RULE 12b-1 THAT ALLOWS THE FUND TO PAY DISTRIBUTION FEES FOR THE SALE AND DISTRIBUTION OF ITS SHARES. BECAUSE THIS FEE IS PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, OVER TIME IT WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES.

*  OTHER EXPENSES ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

THE FUND HAS ARRANGEMENTS WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS WHEREBY COMMISSIONS PAID BY THE FUND, INTEREST EARNED ON CASH MAINTAINED WITH ITS CUSTODIAN AND INCOME FROM SECURITIES LENDING ARRANGEMENTS ARE USED TO REDUCE FUND EXPENSES AND OFFSET FEES. IF THESE EXPENSE REDUCTIONS AND FEE OFFSETS ARE TAKEN INTO ACCOUNT, "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD BE 1.21%.

EXAMPLE:

THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND'S SHARES FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES ARE AFTER WAIVERS FOR THE 1 YEAR PERIOD AND BEFORE WAIVERS FOR THE OTHER PERIODS SHOWN. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

        YEAR 1          YEAR 3
        $  131          $  414

THE EXAMPLE ABOVE DOES NOT TAKE INTO ACCOUNT ANY OFFSET ARRANGEMENTS THAT THE FUND WILL ENTER INTO WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS. IF THE OFFSET CREDITS DESCRIBED WERE APPLIED TO THE ABOVE EXAMPLE, YOUR COST FOR THE 1 AND 3 YEAR PERIODS WOULD BE $127 AND $401, RESPECTIVELY.

INTERNATIONAL ALL-CAP GROWTH FUND

[GRAPHIC]

GOAL AND PRINCIPAL STRATEGY

The Fund seeks maximum long-term capital appreciation. In pursuing this goal, the Fund invests in a diversified portfolio of equity securities of companies primarily located in developed non-U.S. markets.

The Investment Adviser conducts "bottom-up" individual company analysis on a group of companies that meet the Investment Adviser's standards. It identifies companies experiencing accelerating earnings, rising relative price strength and positive company fundamentals. A "top-down" analysis is conducted to confirm the results of "bottom-up" scrutiny, and help identify the most attractive sectors and countries for investment. The resulting portfolio is invested in companies with above average earnings growth and positioned in strong growth areas, typically in as many as fifteen to twenty-five countries outside of the U.S. The Fund will invest in companies of any size from larger, well-established companies to smaller, emerging growth companies, and may invest in companies in lesser-developed countries.

The Fund may also lend portfolio securities on a short-term basis, up to 30% of its total assets.

The Fund may invest in various Depositary Receipts traded on domestic and foreign exchanges, as well as foreign securities traded on the U.S. securities market. The Fund may also invest up to 15% of its net assets in equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants.

[GRAPHIC]

PRINCIPAL INVESTMENTS

The Fund normally invests at least 75% of its net assets in common stocks. Under normal conditions, the Fund invests at least 80% of its net assets in the securities of companies that are tied economically to a number of different countries throughout the world. The Fund's investments are not limited with respect to the capitalization size of issuers. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund may invest up to 20% of its assets in U.S. companies.

[GRAPHIC]

PRIMARY RISKS

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

- STOCK MARKET VOLATILITY--The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, its market capitalization, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

- SMALLER ISSUERS--Investments in small-capitalization companies entails greater risk because these companies may have unproven track records, limited product or service base, limited access to capital and may be more likely to fail than larger more established companies. Information regarding smaller companies may be less available, incomplete or inaccurate, and their securities may trade less frequently than those of larger companies.

- NON-U.S. SECURITIES RISKS--The prices of non-U.S. securities may be further affected by other factors, including:

     CURRENCY EXCHANGE RATES--The dollar value of the Fund's non-U.S. investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

     POLITICAL AND ECONOMIC CONDITIONS--The value of the Fund's non-U.S. investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

     REGULATIONS--Non-U.S. companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about non-U.S. companies than about U.S. companies.

     MARKETS--The securities markets of other countries are smaller than U.S. securities markets. As a result, many non-U.S. securities may be less liquid and their prices may be more volatile than U.S. securities.

     EMERGING SECURITIES MARKETS--To the extent that the Fund invests in countries with emerging markets, the non-U.S. securities risks are magnified since these countries may have unstable governments and less established markets.

- SECURITIES LENDING--There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

- ACTIVE PORTFOLIO TRADING--A high portfolio turnover rate has the potential to generate more taxable short-term gains that may be taxed as ordinary income and may have an adverse effect on the Fund's after tax performance.

- EQUITY-LINKED SECURITIES--Investments in equity-linked securities carry the additional risk of counterparty default. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. There can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous.

See "Principal Strategies, Risks and Other Information" starting on page .

[GRAPHIC]

PAST PERFORMANCE

The following graph and table below show the Fund's annual returns and its long-term performance. The graph shows how the Fund's total return has varied from year to year, while the table shows performance over time. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance.

Average annual return is determined by taking the Fund's performance over a given period and expressing it as an average annual rate. All figures assume dividend reinvestment. Past performance, before and after taxes, does not indicate future results.

[CHART]

               YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)

2000    -23.23%
2001    -28.14%
2002    -19.43%
2003     33.37%
2004     14.51%
2005

BEST QUARTER:
WORST QUARTER:

                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/05

                                                  SINCE
                                                INCEPTION
                             1 YEAR   5 YEAR    (6/30/99)
----------------------------------------------------------
FUND:
  BEFORE TAXES
  AFTER TAXES ON
  DISTRIBUTIONS
  AFTER TAXES ON
  DISTRIBUTIONS AND
  SALE OF FUND SHARES

INDEX: (REFLECTS NO
DEDUCTION FOR FEES,
EXPENSES OR TAXES)

  MSCI EAFE GROWTH

On November 18, 2005, the Fund became the successor entity to the Nicholas-Applegate International All-Cap Growth Fund, a series of the Professionally Managed Portfolios ("Acquired Fund"). The Acquired Fund transferred all of its assets and liabilities in exchange for shares of the Fund, and the investment objectives, policies and limitations of the Fund are substantially similar to the those of the Acquired Fund. The performance shown above includes the performance of the Acquired Fund from June 30, 1999 to November 18, 2005.

AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO ARE TAX EXEMPT OR WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES THE RETURN AFTER TAXES MAY EXCEED THE RETURN BEFORE TAXES DUE TO AN ASSUMED TAX BENEFIT FROM ANY LOSSES ON A SALE OF FUND SHARES AT THE END OF THE MEASUREMENT PERIOD.

The Morgan Stanley Capital International ("MSCI") Europe, Australia, Far East Growth Index is an unmanaged index that is a generally accepted benchmark for major overseas markets. It consists of the top 50% of the MSCI EAFE, those companies with the highest Price/Book Value ratio. Investors may not make direct investment into an index.

ALL PERFORMANCE RESULTS REFLECT ANY APPLICABLE EXPENSE SUBSIDIES AND WAIVERS IN EFFECT DURING THE PERIODS SHOWN; WITHOUT THESE, THE RESULTS WOULD HAVE BEEN LOWER.


[GRAPHIC]

INVESTOR FEES AND EXPENSES

An investor, you pay certain fees and expenses in connection with the Fund, which are described in the table below. Annual Fund Operating Expense are paid out of the Fund Assets, so their effect is included in the share price. The Fund has no sales charge (load) or 12b-1 distribution fees.

                                                               CLASS R
Management fee                                                  0.85%

Distribution fee (12b-1 fee)                                    0.25%

Other expenses                                                  0.30%

TOTAL ANNUAL FUND OPERATING EXPENSES                            1.40%

+ RULE 12b-1 FEE: THE FUND HAS ADOPTED A PLAN UNDER RULE 12b-1 THAT ALLOWS THE FUND TO PAY DISTRIBUTION FEES FOR THE SALE AND DISTRIBUTION OF ITS SHARES. BECAUSE THIS FEE IS PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, OVER TIME IT WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES.

THE FUND'S "OTHER EXPENSES" ARE ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

THE FUND REDUCES EXPENSES BY A PORTION OF THE BROKERAGE COMMISSIONS PAID BY IT AND BY OFFSETS TO CUSTODIAL AND OTHER FEES BASED UPON THE AMOUNT OF SECURITIES LENT TO THIRD PARTIES AND CASH MAINTAINED WITH ITS CUSTODIAN. IF THESE EXPENSE REDUCTIONS AND FEE OFFSETS ARE TAKEN INTO ACCOUNT, "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD BE 1.15%.

EXAMPLE

THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND'S SHARES FOR THE TIME PERIODS INDICATED AND REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES ARE AFTER WAIVERS, IF ANY, FOR THE 1 YEAR PERIOD AND BEFORE WAIVERS, IF ANY, FOR THE OTHER PERIODS SHOWN. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS FOR THE 1 AND 3 YEAR PERIODS WOULD BE $147 AND $463, RESPECTIVELY.

THE EXAMPLE ABOVE DOES NOT TAKE INTO ACCOUNT ANY OFFSET ARRANGEMENTS THAT THE FUND WILL ENTER INTO WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS. IF THE OFFSET CREDITS DESCRIBED WERE APPLIED TO THE ABOVE EXAMPLE, YOUR COST FOR THE 1 AND 3 YEAR PERIODS WOULD BE $121 AND $381, RESPECTIVELY.

U.S. HIGH YIELD BOND FUND

[GRAPHIC]

GOAL AND PRINCIPAL STRATEGY

The Fund Seeks a high level of current income and capital growth. In pursuing its goal, the Fund invests primarily in U.S. Corporate bonds rated below investment grade.

In managing the Fund's investment portfolio, the Fund's Investment Adviser seeks to minimize the main risk associated with High Yield Bonds--Credit Risk. To this end, the Investment Adviser uses traditional high yield credit analysis combined with a disciplined, fundamental bottom-up research process that facilitates the early identification of high yield issuers demonstrating an ability to improve their fundamental characteristics. In the opinion of the Investment Adviser, high yield bond returns are driven by company performance, not by the direction of interest rates. Portfolio candidates are expected to exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. The Investment Adviser's sell discipline is clearly defined and designed to drive the Fund's portfolio continually toward strength. A series of sell alerts triggering further verification research such as, change in credit fundamentals, decline in relative attractiveness to other issues, and decline in industry fundamentals are utilized and the Investment Adviser will consider selling a particular security if any of the original reasons for purchase materially changes.

[GRAPHIC]

PRINCIPAL INVESTMENTS

Normally, the Fund invests at least 80% of its net assets in U.S. corporate bonds rated single B or higher or of comparable quality if unrated with minimum issues size of $100 million. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. For a description of these ratings, see "Bond Quality" beginning on page 37. Securities may bear rates that are fixed, variable or floating. The Fund invests across the entire range of maturities of corporate bonds rated below investment grade.

[GRAPHIC]

PRIMARY RISKS

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

- BELOW INVESTMENT GRADE BONDS--The bonds in which the Fund invests have a higher default risk than investment grade bonds. Below investment grade bonds are almost always uncollateralized and subordinated to other debt that an issuer has outstanding. Accordingly, below investment grade bonds and bonds rated in the lowest category of investment grade are considered predominantly speculative.

- LIQUIDITY--The liquidity of individual corporate bonds varies considerably. Below investment grade corporate bonds have less liquidity than higher rated investment grade bonds, which may make it more difficult for the Fund to sell or buy at a favorable price and time.

- ECONOMIC--Below investment grade corporate bond returns are sensitive to changes in the economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies. This effect grows more pronounced in bonds with longer outstanding maturities.

- INTEREST RATES--The returns of below investment grade bonds are sensitive to changes in prevailing interest rates. An increase in interest rates may result in a decrease in the value of the Fund's shares.

For further explanation, see "Principal Strategies, Risks and Other Information" starting on page 34.

[GRAPHIC]

PAST PERFORMANCE

The following graph and table show the Fund's annual returns and its long-term performance. The graph shows how the Fund's total return has varied from year to year, while the table shows performance over time. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance.

Average annual return is determined by taking the Fund's performance over a given period and expressing it as an average annual rate. All figures assume dividend reinvestment. Past performance, before and after taxes, does not indicate future results.

[CHART]

               YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)

1997            21.40%
1998             4.52%
1999             9.55%
2000            -3.41%
2001             3.02%
2002             3.97%
2003            20.55%
2004             8.12%
2005

BEST QUARTER:
WORST QUARTER:

                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/05

                                                         SINCE
                                                       INCEPTION
                             1 YEAR  5 YEAR   10 YEAR  (7/31/96)
----------------------------------------------------------------
FUND:
  BEFORE TAXES
  AFTER TAXES ON
  DISTRIBUTIONS
  AFTER TAXES ON
  DISTRIBUTIONS AND
  SALE OF FUND SHARES

INDEX: (REFLECTS NO
DEDUCTION FOR FEES,
EXPENSES OR TAXES)

  MERRILL LYNCH
  HIGH YIELD MASTER II

AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO ARE TAX EXEMPT OR WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES THE RETURN AFTER TAXES MAY EXCEED THE RETURN BEFORE TAXES DUE TO AN ASSUMED TAX BENEFIT FROM ANY LOSSES ON A SALE OF FUND SHARES AT THE END OF THE MEASUREMENT PERIOD.

INDEX: THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED INDEX CONSISTING OF U.S. DOLLAR DENOMINATED BONDS THAT ARE ISSUED IN COUNTRIES HAVING A BBB3 OR HIGHER DEBT RATING WITH AT LEAST ONE YEAR REMAINING TILL MATURITY. ALL BONDS MUST HAVE A CREDIT RATING BELOW INVESTMENT GRADE BUT NOT IN DEFAULT. INVESTORS MAY NOT MAKE A DIRECT INVESTMENT INTO AN INDEX.

THE FUND COMMENCED INVESTMENT OPERATIONS ON JULY 31, 1996, WITH THE OFFERING OF CLASS I SHARES AND SUBSEQUENTLY OFFERED CLASS R SHARES ON JANUARY 15, 2003. THE PERFORMANCE SHOWN ABOVE INCLUDES THE PERFORMANCE OF THE FUND'S CLASS I SHARES FOR PERIODS PRIOR TO THE OFFERING OF CLASS R SHARES. CLASS I AND R SHARES HAVE NO SALES CHARGE OR DISTRIBUTION FEE, BUT CLASS R SHARES HAVE A SHAREHOLDER SERVICE FEE OF .25%. HISTORICAL PERFORMANCE RETURNS OF THE CLASS I SHARES DO NOT REFLECT THE SHAREHOLDER SERVICING FEE APPLICABLE TO CLASS R SHARES WHICH WOULD HAVE MADE RETURNS SLIGHTLY LOWER.

ALL PERFORMANCE RESULTS REFLECT ANY APPLICABLE EXPENSE SUBSIDIES AND WAIVERS IN EFFECT DURING THE PERIODS SHOWN; WITHOUT THESE, THE RESULTS WOULD HAVE BEEN LOWER.

[GRAPHIC]

INVESTOR FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES EXPENSES PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

Management fee                                     0.40%

Distribution fee (12b-1 fee)+                      0.25%

Other expenses                                     0.23%

TOTAL ANNUAL FUND OPERATING EXPENSES               0.88%

+ RULE 12b-1 FEE: THE FUND HAS ADOPTED A PLAN UNDER RULE 12b-1 THAT ALLOWS THE FUND TO PAY DISTRIBUTION FEES FOR THE SALE AND DISTRIBUTION OF ITS SHARES. BECAUSE THIS FEE IS PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, OVER TIME IT WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES.

THE FUND'S EXPENSE INFORMATION CONTAINED IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES.

THE FUND HAS ARRANGEMENTS WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS WHEREBY COMMISSIONS PAID BY THE FUND, INTEREST EARNED ON CASH MAINTAINED WITH ITS CUSTODIAN AND INCOME FROM SECURITIES LENDING ARRANGEMENTS ARE USED TO REDUCE FUND EXPENSES AND OFFSET FEES. IF THESE EXPENSE REDUCTIONS AND FEE OFFSETS ARE TAKEN INTO ACCOUNT, "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD BE 0.85%.

EXAMPLE:

THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND'S SHARES FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES ARE AFTER WAIVERS FOR THE 1 YEAR PERIOD, AND BEFORE WAIVERS FOR THE OTHER PERIODS SHOWN. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

   YEAR 1     YEAR 3     YEAR 5     YEAR 10
   $  92      $  291     $   511    $ 1,162

THE EXAMPLE DOES NOT TAKE INTO ACCOUNT ANY OFFSET ARRANGEMENTS THAT THE FUND WILL ENTER INTO WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS. IF THE OFFSET CREDITS DESCRIBED WERE APPLIED TO THE ABOVE EXAMPLE, YOUR COST FOR THE 1,3,5 AND 10 YEAR PERIODS WOULD BE $89, $281, $493, AND $1,123,
RESPECTIVELY.

SIMPLIFIED ACCOUNT INFORMATION

                                                              OPENING AN ACCOUNT
FOR THIS TYPE OF ACCOUNT            REGULAR INVESTMENT         PARTICIPANTS IN QUALIFIED RETIREMENT PLANS
---------------------------------------------------------------------------------------------------------------
This is the minimum
initial investment              $          250,000            Contact your plan administrator or sponsor.

Use this type of                New Account Form
application

Before completing               Each Fund offers a variety of features, which are described in the "Your
the application                 Account" section of this prospectus. Please read this section before completing the application.

Completing the                  If you need assistance, contact your financial representative, or call us at
application                     (800) 551-8043.

If you are a participant in     Make purchases through your plan administrator or sponsor, who is responsible
a qualified retirement plan     for transmitting orders.

                                Mail application and check, payable to: NICHOLAS-APPLEGATE INSTITUTIONAL
If you are sending money        FUNDS,PO BOX 480, MILWAUKEE, WI 53201-0480.
by CHECK                        Express mail to: UMBFS, 803 West Michigan Street, Milwaukee, WI 53233-2301,
                                c/o Nicholas-Applegate. The Trust will not accept third-party checks.

                                Please read the bank wire or ACH section under the "Buying Shares" section below. You will need to obtain an account number with the Trust by sending a
If you are sending money        completed application to: NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS, PO BOX 480,
by BANK WIRE OR ACH             MILWAUKEE, WI 53201-0480.
                                Express mail to: UMBFS, 803 West Michigan Street, Milwaukee, WI 53233-2301. To
                                receive your account number, contact your financial representative or call us at (800) 551-8043.

                                                                 BUYING SHARES
FOR THIS TYPE OF ACCOUNT           REGULAR INVESTMENT            PARTICIPANTS IN QUALIFIED RETIREMENT PLANS
---------------------------------------------------------------------------------------------------------------
                                Each Fund is generally open on days that the New York Stock Exchange is open.
The price you will receive      All transactions received in good order before the market closes (normally 4:00
                                p.m. Eastern time) receive that day's NAV.

If you are a participant in     Make purchases through your plan administrator or sponsor, who is responsible
a qualified retirement plan     for transmitting orders.

                                Instruct your bank to wire the amount you wish to invest to:
                                UMB BANK, N.A.
                                KANSAS CITY, MO
                                ABA# 101000695
                                FOR CREDIT TO: NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
If you are sending money        ACCOUNT# 9871062937
by BANK WIRE                    FOR FURTHER CREDIT TO:
                                INVESTOR ACCOUNT #
                                NAME OR ACCOUNT REGISTRATION
                                SSN OR TIN
                                IDENTIFY WHICH FUND TO PURCHASE

                                Call your bank to ensure (1) that your bank supports ACH, and (2) this feature is active on your bank account. To establish this option, either complete the
If you are sending money        appropriate sections when opening an account, contact your financial
by ACH                          representative, or call us at (800) 551-8043 for further information. To initiate an ACH purchase, call the Trust at (800) 551-8043.

Anti-Money Laundering           As part of a Fund's responsibility for the prevention of money laundering, each
Regulations                     Fund may require a detailed verification of a shareholder's identity, any benefical owner underlying the account and the source of the payment.

                                                               EXCHANGING SHARES
FOR THIS TYPE OF ACCOUNT           REGULAR INVESTMENT            PARTICIPANTS IN QUALIFIED RETIREMENT PLANS
---------------------------------------------------------------------------------------------------------------
This is the minimum exchange
amount to open a new account    $        250,000                Contact your plan administrator or sponsor.

                                Each Fund is open on days that the New York Stock Exchange is open. All transactions received in good order before the market closes (normally 4:00 p.m.
The price you will receive      Eastern time) receive that day's NAV. Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days.

If you are a participant in     Make exchanges through your plan administrator or sponsor, who is responsible
a qualified retirement plan     for transmitting orders.

                                The exchange must be to an account with the same registration. If you intend to keep money in the Fund you are exchanging from, make sure that you leave an
Things you should know          amount equal to or greater than the Fund's minimum account size (see the
                                "Opening an Account" section). To protect other investors, the Trust may limit the number of exchanges you can make.

How to request an               Contact your financial representative, or call us at (800) 551-8043. The Trust
exchange by PHONE               will accept a request by phone if this feature was previously established on your account. See the "Your Account" section for further information.

                                Please put your exchange request in writing, including: the name on the account, the name of the Fund and the account number you are exchanging from, the shares
How to request an               or dollar amount you wish to exchange, and the Fund you wish to exchange to.
exchange by MAIL                Mail this request to: NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS, PO BOX 480,
                                MILWAUKEE, WI 53201-0480. Express mail to: UMBFS, 803 West Michigan Street,
                                Milwaukee, WI 53233-2301.

                                                          SELLING OR REDEEMING SHARES
                                              IN WRITING                                BY PHONE
                                -------------------------------------------------------------------------------
                                                                         Selling shares by phone is a service
                                                                         option which must be established on
                                                                         your account prior to making a
                                                                         request. See the "Your Account"
                                                                         section, or contact your financial
                                Certain requests may require a           representative, or call the Trust at
                                SIGNATURE GUARANTEE. SEE THE NEXT        (800) 551-8043 for further
Things you should know          SECTION FOR FURTHER INFORMATION. YOU     information. The maximum amount which
                                MAY SELL UP TO THE FULL ACCOUNT VALUE.   may be requested by phone, regardless
                                                                         of account size, is $50,000. Amounts
                                                                         greater than that must be requested in
                                                                         writing. If you wish to receive your
                                                                         monies by bank wire, the minimum
                                                                         request is $5,000.

                                If you purchased shares through a financial representative or plan administrator/sponsor, you should call them regarding the most efficient way to sell shares. If you bought shares recently by check, payment may be delayed until the check clears, which may take up to 15 calendar days from the date of purchase. Sales by a corporation, trust or fiduciary may have special requirements. Please contact your financial representative, a plan administrator/sponsor or us for further information.

                                                          SELLING OR REDEEMING SHARES
                                              IN WRITING                                BY PHONE
                                -------------------------------------------------------------------------------
                                Each Fund is open on days that the New York Stock Exchange is open. All
The price you will receive      transactions received in good order before the market closes (normally 4:00 p.m.
                                Eastern time) receive that day's NAV.

If you are a participant in     Make exchanges through your plan administrator or sponsor, who is responsible
a qualified retirement plan     for transmitting orders.

                                Please put your request in writing,
                                including: the name of the account
                                owners, account number and Fund you
                                are redeeming from, and the share or
                                dollar amount you wish to sell,          Contact your financial representative,
                                signed by all account owners. Mail       or call us at (800) 551-8043. The
If you want to receive          this request to: NICHOLAS-APPLEGATE      proceeds will be sent to the existing
your monies by BANK WIRE        INSTITUTIONAL FUNDS, PO BOX 480,         bank wire address listed on the
                                MILWAUKEE, WI 53201-0480.                account.
                                Express mail to: UMBFS,
                                803 West Michigan Street,
                                Milwaukee, WI 53233-2301.
                                The proceeds will be sent to the
                                existing bank wire address listed on
                                the account.

                                                                         Contact your financial representative,
                                                                         or call us at (800) 551-8043. The
                                                                         proceeds will be sent in accordance
If you want to receive your     Please call us at (800) 551-8043.        with the existing ACH instructions on
monies by ACH                                                            the account and will generally be
                                                                         received at your bank two business
                                                                         days after your request is received in
                                                                         good order.

                                Each Fund intends to pay in cash for all shares redeemed, but each Fund reserves the right to make payment wholly or partly in shares of readily marketable investment securities. When a Fund makes a redemption in kind, a shareholder may incur brokerage costs in converting such securities to cash and assumes the market risk during the time required to convert the securities to cash. However,
Redemption in Kind              each Fund has elected to be governed by the provisions of Rule 18f-1 under the
                                Investment Company Act, pursuant to which it is obligated to pay in cash all requests for redemptions by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of such period.

                                                             SIGNATURE GUARANTEES
                                A signature guarantee from a financial institution is required to verify the
A definition                    authenticity of an individual's signature. Signature guarantees must be issued by a participant in a medallion program endorsed by the Securities Transfer
                                Association. Approved programs currently include STAMP, SEMP and MSP.

                                A signature guarantee is needed when making a written request for the following reasons:
                                1. When selling more than $50,000 worth of shares;
                                2. When you want a check or bank wire sent to a name or address that is not
When you need one               currently listed on the account;
                                3. To sell shares from an account controlled by a corporation, partnership, trust or fiduciary; or
                                4. If your address was changed within the last 60 days.

YOUR ACCOUNT

TRANSACTION POLICIES

PURCHASE OF SHARES. Shares are offered at net asset value without a sales charge. The minimum initial investment for opening an account for single and omnibus accounts is $250,000, and the minimum subsequent investment is $10,000. The minimum investment may be waived for purchases of shares made by current or retired directors, trustees, partners, officers and employees of the Trust, the Distributor, the Investment Adviser and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons or former employees employed by one of its affiliates, or, at the discretion of the Distributor. The Funds may only accept orders for shares in states where they are legally able to offer shares.

The Funds may discontinue sales of their shares if the Investment Adviser and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund's shares are discontinued, it is expected that existing shareholders invested in that Fund would be permitted to continue to authorize investment in that Fund and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

ANTI-MONEY LAUNDERING PROGRAM. The Funds are required to comply with various federal anti-money laundering laws and regulations. Consequently, the Funds may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Funds may be required to transfer the account or proceeds of the account to a government agency. The Funds may also be required to reject a purchase payment, block a shareholder's account and consequently refuse to implement requests for transfers and withdrawals.

Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, street address, taxpayer identification number or other identifying information from shareholders who open an account with the Fund. The Fund may also ask to see a shareholder's driver's license or other identifying documents. Applications without this information may be rejected and orders may not be processed. The Funds reserve the right to place limits on transactions in any account until the identity of the shareholder is verified; to refuse an investment in a Fund or involuntarily redeem a shareholder's shares and close an account in the event that a shareholder's identity is not verified within 5 days of the purchase; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. An involuntary redemption may result in an unfavorable tax consequence or loss of principal. The Funds and their agents will not be responsible for any loss resulting from the shareholder's delay in providing all required identifying information or from closing an account and redeeming a shareholders share when a shareholder's identity cannot be verified.

PRICING OF SHARES. The net asset value per share ("NAV") of the Fund is determined each business day at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time) by dividing the value of the Funds' net assets by the number of its shares outstanding.

Securities traded in countries outside the U.S. may not take place on all business days of the New York Stock Exchange, and may occur in various non-U.S. markets on days which are not business days of the New York Stock Exchange. Accordingly, a Fund's NAV may change on days when the U.S. markets are closed whereby a shareholder of the Fund will not be able to sell their shares.

NAV is based on the market value of the securities in the Funds' portfolio, equity holdings are valued on the basis of market quotations or official closing prices. If market quotations, official closing prices are not readily available, or are determined not to reflect accurately fair value (such that when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example a foreign exchange or market), but before the Fund calculates its NAV), the Investment Adviser will consider whether to value the security at fair value in accordance with procedures approved by the Funds' Board of Trustees. Under such procedures, the Investment Adviser will fair value when, in its opinion, publicly available prices are no longer readily available, or are no longer reliable. Such circumstances would include when trading in the security is halted, when an entire market is closed, or when the movement of the markets in the U.S. reach certain trigger points. Fair value of securities will be determined by the Investment Adviser's pricing committee in good faith using such information as it deems appropriate under the circumstances. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Foreign securities may trade on days when the Fund does not calculate its NAV and thus may affect the Funds' NAV on days when shareholders will not be able to purchase or redeem Fund shares.

BUY AND SELL PRICES. When you buy shares, you pay the NAV, as described earlier. When you sell shares, you receive the NAV. Your financial institution may charge you a fee to execute orders on your behalf.

EXECUTION OF REQUESTS. Each Fund is open on the days the New York Stock Exchange is open, usually Monday-Friday. Buy and sell requests are executed at the NAV next calculated after your request is received in good order by the transfer agent or another agent designated by the Trust. The Fund has the right to refuse any purchase order.

Each Fund reserves the right to reject any purchase or to suspend or modify the continuous offering of its shares. Your financial representative is responsible for forwarding payment promptly to the transfer agent. The Trust reserves the right to cancel any buy request if payment is not received within three days.

In unusual circumstances, any Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven calendar days or longer, as allowed by federal securities laws.

PURCHASE OF SHARES JUST BEFORE RECORD DATE. If you buy shares of a Fund just before the record date for a distribution (the date that determines who receives the distribution), the Fund will pay that distribution to you. When a distribution is paid, the value of each share of the Fund decreases by the amount of the distribution to reflect the payout. The distribution you receive makes up the decrease in share value. As explained under the Taxability of Dividends section following, the distribution may be subject to income or capital gains taxes. The timing of your purchase means that part of your investment came back to you as taxable income.

EXCHANGES. On any business day you may exchange all or a portion of your shares for shares of any other available Fund of the same share class.

The Trust does not permit market timing or other excessive trading practices which may disrupt portfolio management strategies and increase expenses. To protect the interests of other shareholders in a Fund, the Investment Adviser monitors trading activity and the Trust may cancel the exchange privileges (or reject any exchange or purchase orders) of any parties who, in the opinion of the Investment Adviser, are engaging in market timing. For these purposes, the Trust may consider a shareholder's trading history in the Funds. The Trust may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

MARKET TIMING. The Funds do not permit market timing or other excessive trading practices which may disrupt portfolio management strategies and harm Fund performance by diluting the value of portfolio shares and increasing brokerage and administrative costs. To protect the interests of other shareholders in the Funds, the Investment Adviser monitors trading activity and the Funds will take appropriate action, which may include cancellation of exchange privileges (or rejection of any exchange or purchase orders) of any parties who, in the opinion of the Investment Adviser, are engaging in market timing. For these purposes, the Funds may consider a shareholder's trading history in the Funds. The Funds may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Because certain Funds invest in markets throughout the world, they may be especially susceptible to market timing if they allowed excessive trades that can take advantage of the different times that overseas markets are open. The Board has delegated responsibility for pricing securities and reviewing trading practices to the Investment Adviser. These policies and procedures are applied consistently to all shareholders. Although the Fund makes an effort to monitor for market timing activities, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Funds will be able to eliminate all market timing activities.

REDEMPTIONS IN KIND. When a Fund elects to satisfy a redemption request with securities, the shareholder assumes the responsibility of selling the securities as well as a market risk of an unfavorable market movement during the time required to convert the securities to cash.

SMALL ACCOUNTS. If you draw down a non-retirement account so that its total value is less than the Fund minimum (see "Buying Shares" on page 17), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Your account will not be closed if its drop in value is due to Fund performance.

TELEPHONE TRANSACTIONS. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition the Trust will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or taxpayer ID number and other relevant information. If these measures are not taken, your Fund may be responsible for any losses that may occur in your account due to an unauthorized telephone call.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

CERTIFICATED SHARES. Shares of the Trust are electronically recorded. The Trust does not normally issue certificated shares.

SALES IN ADVANCE OF PURCHASE PAYMENTS. When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to fifteen calendar days after the purchase.

FEATURES AND ACCOUNT POLICIES

The services referred to in this section may be terminated or modified at any time upon 60 days' written notice to shareholders. Shareholders seeking to add to, change or cancel their selection of available services should contact the transfer agent.

RETIREMENT PLANS. You may invest in each Fund through various retirement plans, including IRAs, Roth IRAs, Simplified Employee Plan (SEP) IRAs, 403(b) plans, 457 plans, and all qualified retirement plans. For further information about any of the plans, agreements, applications and annual fees, contact the Distributor, your financial representative or plan sponsor. To determine which retirement plan is appropriate for you, consult your tax adviser.

ACCOUNT STATEMENTS. Shareholders will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

SEMI-ANNUAL REPORTS AND PROSPECTUSES. The Trust produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the Trust's annual and semi-annual report and prospectus will be mailed to shareholders having the same residential address on the Trust's records. However, any shareholder may contact the Distributor (see back cover for address and phone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

DIVIDENDS. The Funds generally distribute most or all of their net earnings in the form of dividends. Each equity Fund pays dividends of net investment income annually. The U.S. High Yield Bond Fund pays dividends on net investment income monthly. Any net capital gains are distributed annually. Annual dividends and net capital gains are normally distributed in the last calendar quarter.

DIVIDEND REINVESTMENTS. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the ex-dividend date. Alternatively, you can choose to have a check for your dividends mailed to you. Interest will not accrue or be paid on uncashed dividend checks.

TAXABILITY OF DIVIDENDS. Dividends you receive from a Fund, whether reinvested or taken as cash, are generally taxable. Dividends from a Fund's long-term capital gains are taxable as capital gains, determined by the length of time a Fund held an asset, rather than the length of time a shareholder holds a Fund's shares, are taxable as capital gains; dividends from other sources are generally taxable as ordinary income.

Some dividends paid in January may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The tax information statement that is mailed to you details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status. If you fail to do this, or if you are otherwise subject to backup withholding, the Fund will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident non-U.S. shareholder generally will be subject to a U.S. withholding tax of up to 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

AUTOMATIC INVESTMENT PLAN. You may make regular monthly or quarterly investments in each Fund through automatic withdrawals of specified amounts from your bank account once an automatic investment plan is established. See the account application for further details about this service or call the Transfer Agent at
(800)551-8043.

CROSS-REINVESTMENT. You may cross-reinvest dividends or dividends and capital gains distributions paid by one Fund into another Fund, subject to conditions outlined in the Statement of Additional Information and the applicable provisions of the qualified retirement plan.

ORGANIZATION AND MANAGEMENT

THE INVESTMENT ADVISER

Investment decisions for the Funds are made by the Fund's Investment Adviser, Nicholas-Applegate Capital Management (the "Investment Adviser"), subject to direction by the Trustees. The Investment Adviser continually conducts investment research and supervision for the Funds and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Funds. A discussion regarding the basis for the Board of Trustees approving the Investment Advisory Agreement is available in the Funds' annual reportto shareholders dated march 31, 2005.

Founded in 1984, the Investment Adviser currently manages approximately
$16 billion in discretionary assets for numerous clients, including employee benefit plans, corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors and individuals. The Investment Adviser's address is 600 West Broadway, Suite 2900, San Diego, California 92101.

INVESTMENT ADVISER COMPENSATION

Each Fund pays the Investment Adviser a monthly fee pursuant to the Investment Advisory Agreement. Each of the following Funds pays an advisory fee monthly at the following annual rates of their average net assets:

     U.S. Emerging Growth                          0.75%
     U.S. Small Cap Value                          0.75%
     U.S. Large Cap Value                          0.45%
     U.S. Systematic Large Cap Growth              0.45%
     U.S. Systematic MidCap Growth                 0.70%
     Global Select                                 0.65%
     International Growth                          0.50%
     Emerging Markets Opportunities                0.90%
     International Systematic                      0.50%
     International All-Cap Growth                  0.85%
     U.S. High Yield Bond                          0.40%

ADMINISTRATIVE AND SHAREHOLDER SERVICES

ADMINISTRATIVE FEES

The Funds pay for the administrative services they require under what is essentially an all-in fee structure. Class R shareholders of the Funds pay an administrative fee to the Investment Adviser computed as a percentage of the Funds' assets attributable in the aggregate to Class R shares, the Investment Adviser, in turn, provides or procures administrative services for Class R shareholders and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The administrative fees paid to the Investment Adviser may exceed the related costs. Generally, this may not be the case for relatively small funds. The Funds do bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Class R shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the disinterested Trustees of the Trust and their counsel.

Class R shareholders of the Funds pay the Investment Adviser monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to a Fund's Class R shares):

     FUND                                           CLASS R
     US Emerging Growth                             0.45
     US Small Cap Value                             0.55
     US Large Cap Value                             0.36
     US Systematic Large Cap Growth                 0.67
     US Systematic MidCap Growth                    0.63
     Global Select                                  0.50
     International Growth                           0.89
     Emerging Markets Opportunities                 0.65
     International Systematic                       0.50
     US High Yield Bond                             0.23

Nicholas-Applegate Securities, Distributor and its affiliates may make payments to financial intermediaries (such as brokers or third party administrators) for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Investment Adviser, the Distributor and their affiliates and may be an addition to any distribution and/or servicing (12b-1) fees paid to such financial intermediaries. The payments described above may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The Investment

Adviser and the Distributor do not audit the financial intermediaries to determine whether such intermediaries are providing the services for which they are receiving such payments.

DISTRIBUTION PLAN

Each Fund has adopted a distribution plan in accordance with Rule 12b-1 under the Investment Company Act. Class R Shares may pay a fee to the Distributor in an amount computed at an annual rate of up to 0.25% of the average daily net assets to finance any activity which is principally intended to result in the sale of shares. The schedule of such fees and the basis upon which such fees will be determined from time to time by the Distributor. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges.

In addition, the Investment Adviser may make additional payments from its own resources to intermediaries for providing certain services for shareholders and for the maintenance of shareholder accounts. This in no way affects the advisory fee paid by each of the Funds. Contact the Investment Adviser for more information.

MULTI CLASS STRUCTURE

The Funds also offer other classes of shares, which have different charges and other expenses that may affect their performance. You can obtain more information about these other share classes from the Distributor.

PORTFOLIO TRADES

The Investment Adviser is responsible for the Fund's portfolio transactions. In placing portfolio trades, the Investment Adviser may use brokerage firms that provide research services to the Fund, but only when the Investment Adviser believes no other firm offers a better combination of quality execution (e.g., timeliness and completeness) and favorable price.

The Investment Adviser may allocate brokerage transactions to brokers who have entered into expense offset arrangements with the Investment Adviser under which a broker allocates a portion of the commissions paid by a Fund toward the reduction of that Fund's expenses.

PORTFOLIO TURNOVER

To the extent that the Investment Adviser actively trades a Fund's portfolio securities in an attempt to achieve the Fund's investment goal, such trading may cause the Fund to have an increased portfolio turnover rate of 200% or more, which has the potential to generate shorter-term gains (losses) for its shareholders, which are taxed as ordinary income with rates that are higher than longer-term gains (losses). Actively trading portfolio securities may have an adverse impact on the Fund's performance.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

PORTFOLIO MANAGEMENT

The Investment Adviser applies a team approach to portfolio management and investment research, with ultimate buy and sell decision-making authority vested in a Lead Portfolio manager accountable for each investment team's results. All portfolio management activities are overseen by Nicholas-Applegate's Chief Investment Officer, Horacio A. Valeiras, CFA. Day-to-day management of each Fund's portfolio is performed by a Lead Portfolio Manager, and a team of Portfolio Managers and Analysts. Lead Portfolio Managers and portfolio managers with day-to-day investment responsibilities for the portfolios of the funds, as well as the Funds for which they are responsible, are listed below. Unless otherwise noted, each Lead Portfolio Manager and Portfolio Manager has been responsible for the management of the Fund for at least five years, or since the Fund's inception if the Fund has less than five years of operating history.

The Statement of Additional Information provides additional information about Mr. Valeiras, the Lead Portfolio Managers' and Portfolio Managers', with ultimate buy and sell decision-making authority, compensation, other accounts managed by them and their ownership of securities of the Fund.

HORACIO A. VALEIRAS, CFA
MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,
NICHOLAS-APPLEGATE CAPITAL MANAGEMENT

Responsible for overseeing all investment and trading functionswithin the firm Joined firm in August 2002, previously Managing Director at Morgan Stanley
     Investment Management (1997-2002); 15 years of prior experience with Morgan Stanley Investment Management; Miller Anderson & Sherrerd; and Credit Suisse First Boston
M.B.A.--University of California, Berkeley;
S.M.--Massachusetts Institute of Technology; B.S.--Virginia Tech
- INTERNATIONAL GROWTH FUND (SINCE 8/02)
- EMERGING MARKETS OPPORTUNITIES FUND
- INTERNATIONAL ALL-CAP GROWTH FUND

DOUGLAS G. FORSYTH, CFA
LEAD PORTFOLIO MANAGER, US HIGH YIELD BOND/CONVERTIBLES
Joined firm in 1994; 3 years prior investment experience with AEGON USA B.B.A.--University of Iowa
- U.S. HIGH YIELD BOND FUND

PEDRO V. MARCAL
LEAD PORTFOLIO MANAGER, GLOBAL EQUITIES
Joined firm in 1994; 5 years prior investment experience with A. B. Laffer,
     V. A. Canto & Associates, and A-Mark Precious Metals
M.B.A.--The Anderson School at University of California, Los Angeles;
B.A.--University of California, San Diego
- GLOBAL SELECT FUND

JOHN C. MCCRAW
LEAD PORTFOLIO MANAGER, US MINI/SMALL CAP GROWTH AND GLOBAL SMALL CAP Joined firm in 1992; 2 years prior investment experience with Citizens and
     Southern National Bank
M.B.A.--University of California, Irvine; B.A.--Flagler College
- U.S. EMERGING GROWTH FUND

NICHOLAS MELHUISH
LEAD PORTFOLIO MANAGER, GLOBAL EQUITIES
Joined firm in August 2003, previously Senior Portfolio Manager at Putnam
     Investments; 12 years prior investment experience with Putnam Investments and Schroder Investment Management
M.A.--Oxford University, U.K.
- GLOBAL SELECT FUND (SINCE 8/03)

STACEY R. NUTT, PH.D.
LEAD PORTFOLIO MANAGER, SYSTEMATIC
Joined the firm in 1999; 7 years prior experience with Vestek Systems, Inc. and
     Virginia Tech; Emory University; Georgia Institute of Technology
Ph.D. and M.B.A.--Georgia Institute of Technology School of Management;
B.S.--Oral Roberts University
- U.S. SYSTEMATIC MIDCAP GROWTH FUND
- U.S. SYSTEMATIC LARGE CAP GROWTH FUND
- INTERNATIONAL SYSTEMATIC FUND

STEPHEN SEXAUER
LEAD PORTFOLIO MANAGER, US VALUE--LARGE CAP
Joined firm in March 2003, previously Executive Director at Morgan Stanley
     Investment Management; 20 years prior experience with Morgan Stanley Investment Management; Salomon Brothers; Merrill Lynch Economics; and Wharton Econometrics
M.B.A.--University of Chicago; B.S.--University of
     Illinois
- U.S. LARGE CAP VALUE FUND (SINCE 3/03)
- U.S. SMALL CAP VALUE FUND (SINCE 3/03)

MARK W. STUCKELMAN
LEAD PORTFOLIO MANAGER, US VALUE--SMALL CAP
Joined firm in 1995; 5 years prior experience with Wells Fargo Bank Investment
     Management Group; Fidelity Management Trust Co.; and BARRA
M.B.A.--University of Pennsylvania/Wharton School;
B.A.--University of California, Berkeley
- U.S. SMALL CAP VALUE FUND
- U.S. LARGE CAP VALUE FUND

VINCENT WILLYARD, CFA
MANAGING DIRECTOR, PORTFOLIO MANAGER, INTERNATIONAL ALL CAP AND INTERNATIONAL SMALL CAP
Joined firm in 2005, previously portfolio manager of Duncan-Hurst Capital
     Management's International Growth Equity and International Small-Cap Growth Equity strategies (1998-2005); over 10 years prior experience with Duncan-Hurst Capital Management and Fidelity Investment Advisors Group
M.B.A.--Northeastern University
     B.A.--UCLA
- INTERNATIONAL GROWTH FUND
- INTERNATIONAL ALL-CAP GROWTH FUND
- EMERGING MARKETS OPPORTUNITIES

LINDA BA
PORTFOLIO MANAGER, INTERNATIONAL
Joined firm in March 2003, previously Senior Equity Analyst at Artisan Partners;
     11 years prior investment experience with Artisan Partners; Putnam Investments; CS First Boston (Hong Kong) LTD.; and BT Securities
M.B.A.--Stanford University; B.S.--University of Pennsylvania/Wharton School;
B.A.--University of Pennsylvania
- INTERNATIONAL GROWTH FUND (SINCE 3/03)

JOSEPH DEVINE
SENIOR VICE PRESIDENT, PORTFOLIO MANAGER, PACIFIC RIM AND EMERGING MARKETS OPPORTUNITIES
Joined firm in 2005, previously portfolio manager and research analyst at Duncan-Hurst Capital Management; over 10 years prior experience with Duncan-Hurst Capital Management; Peregrine Investment Holdings; C.S. First Boston; and Merrill Lynch
B.S.--University of Southern California
- EMERGING MARKETS OPPORTUNITIES
- INTERNATIONAL GROWTH FUND
- INTERNATIONAL ALL-CAP GROWTH FUND

DAVID J. PAVAN, CFA
PORTFOLIO MANAGER, US SYSTEMATIC
Joined the firm in 1999; 5 years prior experience with Putnam Investments and
     Genus Capital Management, Inc.
M.S.--Carnegie Mellon University; M.B.A.--Queen's University;
B. Math--University of Waterloo
- U.S. SYSTEMATIC LARGE CAP GROWTH FUND

TRAVIS PRENTICE
PORTFOLIO MANAGER, US MINI/SMALL CAP GROWTH
Originally joined firm in 1997; prior experience with Merrill Lynch Private
     Client Group
M.B.A.--San Diego State University; B.A.--University of Arizona
- U.S. EMERGING GROWTH FUND

WILLIAM L. STICKNEY
PORTFOLIO MANAGER, US HIGH YIELD BOND/CONVERTIBLES
Joined firm in 1999; 10 years prior investment experience with ABN AMRO, Inc.;
     Cowen & Company; and Wayne Hummer & Company
M.B.A.--Northwestern University, J.L. Kellogg School of Management;
B.S.--Miami University
- U.S. HIGH YIELD BOND FUND

DAVID VAUGHN, CFA
PORTFOLIO MANAGER, INTERNATIONAL SYSTEMATIC
Joined firm in March 2003, previously Research Analyst at Barclays Global
     Investors; 6 years prior investment experience with Barclays Global Investors; First Quadrant LLP; and Sanwa Bank California
M.S.--Carnegie Mellon University; B.S.--California Institute of Technology
- INTERNATIONAL SYSTEMATIC FUND

TODD N. WOLTER, CFA
PORTFOLIO MANAGER, US SYSTEMATIC
Joined firm in July 2000; 5 years prior experience with Credit Suisse Asset
     Management; University of California, Irvine; Olde Financial Corporation; and Prudential Securities
M.B.A.--University of California, Irvine;
B.A.--University of Southern California
- U.S. SYSTEMATIC MIDCAP GROWTH FUND

The Statement of Additional Information contains additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds.

INVESTMENTS TEAM

Each portfolio management team is assisted by the entirety of Nicholas-Applegate's Investments Team, which in addition to the lead portfolio managers and portfolio managers, is also comprised of research analysts and other investment professionals, as set forth below. Team members provide research reports and make securities recommendations with respect to each Fund's portfolio, but do not have primary responsibility for day-to-day portfolio management except as indicated above.

U.S. EQUITY PORTFOLIO MANAGEMENT--TRADITIONAL

CHRISTIANE BOYD
PORTFOLIO MANAGER, US LARGE CAP GROWTH
Joined firm in 2001; 15 years prior experience with U.S. Bancorp Piper Jaffray;
     Arneson Kercheville Ehrenberg & Associates; WestLB Securities Pacific, Tokyo; Westdeutsche Landesbank Girozentrale, Tokyo
I.B.--American International School of Dusseldorf
B.A.--International Christian University, Tokyo

INVESTMENT ANALYSTS--TRADITIONAL

K. MATHEW AXLINE
INVESTMENT ANALYST
Joined firm in 2004, 5 years prior experience with Pescadero Ventures, LLC;
     Icarian, Inc.; and Merrill Lynch, Pierce, Fenner & Smith
M.B.A.--Indiana University; B.S.--The Ohio State University

CARRIE L. BOYKO
INVESTMENT ANALYST
Joined firm in 1997; previously with firm's operations department
6 years of prior experience with Pershing, Division of Donaldson, Lufkin &
     Jenrette; Montgomery Securities; and Charles Schwab & Co.
M.S.B.A. and B.S.--San Diego State University

CHARLES HOEVELER
INVESTMENT ANALYST
Joined team in 2004; previously an intern on the team and 4 years prior experience with Causeway Capital Management, LLC; Deutsche Banc Alex Brown, Inc., and Security Capital Group, Inc.
M.B.A.--The Anderson School at University of California, Los Angeles;
B.A.--Stanford University

BARRY KENDALL
VICE PRESIDENT, INVESTMENT ANALYST
Joined firm in 2005, 7 years previous experience as a research analyst and equity trader at Duncan-Hurst Capital Management
B.A.--Tulane University
     M.H.A.--Duke University
- INTERNATIONAL GROWTH FUND
- INTERNATIONAL ALL-CAP GROWTH FUND

JOHN MAZUR
INVESTMENT ANALYST
Joined firm in 1999; 1 year prior investment experience and 7 years of experience in the Biotech industry
M.B.A.--The Wharton School, University of Pennsylvania;
B.S.--University of Southern California; attended Texas A&M University

JOSHUA M. MOSS
INVESTMENT ANALYST
Joined firm in 2001; 2 years prior experience with Credit Suisse First Boston and as an intern with Nicholas-Applegate
B.A.--University of California, San Diego

NELSON W. SHING
INVESTMENT ANALYST
Joined firm in 2003; 6 years prior investment experience with Pequot Capital
     Management, Inc.; Morgan Stanley Investment Management, Inc.; C. Blair Asset Management, L.P.; and Credit Suisse First Boston Corporation
B.S.--University of California, Berkeley

AERUS TRAN
INVESTMENT ANALYST
Joined firm in 1999; 4 years prior experience with San Diego Association of Governments; Perwich, Goff & Karavatos; Best Mortgage, LLC; Western Riverside Association of Governments; San Bernardino Association of Governments
B.B.A.--University of California, Riverside

MONTIE L. WEISENBERGER
INVESTMENT ANALYST
Joined firm in 2001; 6 years prior experience with Adams, Harkness & Hill and
     KPMG LLP
M.B.A. and M.H.A.--Georgia State University; B.A.--Flagler College

SYSTEMATIC PORTFOLIO MANAGEMENT

MARK P. ROEMER
PORTFOLIO SPECIALIST, US SYSTEMATIC
Joined firm in 2001; 5 years prior investment experience with Barclays Global
     Investors and Kleinwort Benson Investment Management of London M.S.--London Business School; M.S.--Stanford
     University;
B.S.--Virginia Polytechnic Institute & State University

INVESTMENT ANALYSTS--SYSTEMATIC

JANE EDMONDSON
INVESTMENT ANALYST, US SYSTEMATIC
Joined firm in 1996; 5 years prior experience with Merrill, Lynch, Pierce,
     Fenner & Smith
M.B.A.--San Diego State University;
B.A.--University of California, Irvine

CHENYANG FRANK FENG, PH.D.
INVESTMENT ANALYST, US SYSTEMATIC
Joined firm in 2001; 5 years prior experience with Vestek Systems; Providian
     Financial and the Federal Reserve Bank of Atlanta
Ph.D.--Georgia State University; M.B.A.--University of International Business
     and Economics, Beijing, China;
B.A.--Jiaotong University, Xian, China

JAMES LI, PH.D., CFA
INVESTMENT ANALYST, US SYSTEMATIC
Joined firm in 2000, 5 years prior investment experience with Accessor Capital
     Management and Frank Russell Company
Ph.D.--University of Washington; M.B.A.--Texas A & M University;
B.S.--Fudan University, Shanghai

AERUS TRAN
INVESTMENT ANALYST, US SYSTEMATIC
Joined firm in 1999; 4 years prior experience with San Diego Association of Governments; Perwich, Goff & Karavatos; Best Mortgage, LLC; Western Riverside Association of Governments; San Bernardino Association of Governments
B.B.A.--University of California, Riverside

CARMA WALLACE, CFA
INVESTMENT ANALYST, US SYSTEMATIC
Joined firm in 1999; 2 years prior experience with FinEcon and Thefeld, Finch and Abrams
M.S. and B.S.--University of California, Davis

US HIGH YIELD BOND/CONVERTIBLES

JUSTIN KASS, CFA
PORTFOLIO MANAGER, US HIGH YIELD BOND/CONVERTIBLES
Joined firm in May 2000; previously an intern on the team. Prior experience with
     Universal Studios, Ocean Realty and Center for Cooperatives
M.B.A.--The Anderson School at University of California, Los Angeles;
B.S.--University of California, Davis

MICHAEL E. YEE
PORTFOLIO MANAGER, US HIGH YIELD BOND/CONVERTIBLES
Joined firm in 1995; prior investment experience with Priority One
     Financial/Liberty Foundation
M.B.A.--San Diego State University;
B.S.--University of California, San Diego

ELIZABETH LEMESEVSKI
INVESTMENT ANALYST, US HIGH YIELD BOND/CONVERTIBLES
Joined firm in 2001, 10 years prior experience with T.A. McKay & Company;
     Citibank; and CoreStates Philadelphia International Bank
M.B.A.--Fordham University; B.S.--Rutgers University

NICOLE LARRABEE RODRIGUES
FIXED INCOME TRADING ASSISTANT, US HIGH YIELD BOND/CONVERTIBLES
Joined firm in 2000; 4 years prior experience with Salomon Smith Barney
     (Schroders); Lehman Brothers, Inc.; Heflin and Co. LLC; Sun Alliance Holdings, Ltd.; and Cantor Fitzgerald and Co., Inc.
B.S.--University of Arizona

INTERNATIONAL GROWTH PORTFOLIO MANAGEMENT

CHRISTOPHER A. HERRERA
PORTFOLIO MANAGER, INTERNATIONAL SMALL CAP
Joined firm in July 2000; 5 years prior experience as an intern with the firm and with Lehman Brothers Global Real Estate Group
M.B.A.--University of California, Berkeley;
B.S.--University of Southern California

MICHAEL J. FREDERICKS
PORTFOLIO SPECIALIST
Joined firm in 2001; 7 years of prior investment experience with Callan
     Associates; Baring Asset Management; Bank of America; Berger Barnett Investment Partners and Dean Witter Reynolds, Inc.
M.A.--University of California, San Diego;
Dual major B.A.--University of California, Berkeley

INVESTMENT ANALYSTS--INTERNATIONAL

FLORA KIM
INVESTMENT ANALYST
Joined firm in 2004; previously an intern on the team. Prior healthcare experience with The Burnham Institute
Dual major B.S.--University of California, San Diego

PASHA MISSAGHI
INVESTMENT ANALYST
Joined firm in 2005; 3 years prior investment experience as an intern on the International team and internships with Salomon Smith Barney and A.G. Edwards
M.S.B.A. and B.B.A.--San Diego State University

ERIC SAGMEISTER
INVESTMENT ANALYST
Joined firm in 1995; including 5 years as a trade settlement coordinator and operations department of Nicholas-Applegate. Previously with Qualcomm Communications
B.A.--San Diego State University

SCOTT R. WILLIAMS
INVESTMENT ANALYST
Joined firm 2004; 11 years prior investment experience with Loomis Sayles and Company; Dresdner RCM Global Investors; Stein Roe & Farnham; Capital Guardian Trust Company and John Nuveen and Company, Inc.
M.B.A.--University of Chicago; B.A.--Yale University; attended Oxford University

PRINCIPAL STRATEGIES, RISKS AND OTHER INFORMATION

MORE ABOUT THE FUNDS

Each Fund's goal and principal investment strategies, and the main risks of investing in the Funds, are summarized at the beginning of this prospectus. More information on investment strategies, investments and risks appears in this section. Except as noted below, each Fund's investment policy may be changed without shareholder approval. The Funds will provide shareholders with at least 60 days prior notice of any change in the Fund's investment policy. There can, of course, be no assurance that any Fund will achieve its investment goal.

The Funds may also use strategies and invest in securities that are not described in the Statement of Additional Information. Of course, the Investment Adviser may decide, as a matter of investment strategy, not to use the investments and investment techniques described below and in the Statement of Additional Information at any particular time.

MARKET DISRUPTION

As a result of the terrorist attack on the World Trade Center and Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks have led to unusual short-term market volatility and may have long-term effects on the U.S. and world economies and markets. A similar disruption of the financial markets could impact the market risk, liquidity risk and interest rate risk relating to your investment.

INTERNATIONAL INVESTMENT RISK AND CONSIDERATIONS

NON-U.S. SECURITIES. The International Growth, International Systematic, Emerging Countries and Emerging Markets Opportunities Funds invest in non-U.S. securities as a principal strategy. The remainder of the Funds may invest in non-U.S. securities as a non-principal strategy.

CURRENCY FLUCTUATIONS. When a Fund invests in instruments issued by non-U.S. companies, the principal, income and sales proceeds may be paid to the Fund in local currencies. A reduction in the value of local currencies relative to the U.S. dollar could mean a corresponding reduction in the value of a Funds' investments. Also, a Fund may incur costs when converting from one currency to another.

SOCIAL, POLITICAL AND ECONOMIC FACTORS. The economies of many of the countries where the Funds may invest may be subject to a substantially greater degree of social, political and economic instability than the United States. This instability might impair the financial conditions of issuers or disrupt the financial markets in which the Funds invest.

The economies of non-U.S. countries may differ significantly from the economy of the United States as to, for example, the rate of growth of gross domestic product or rate of inflation. Governments of many non-U.S. countries continue to exercise substantial control over private enterprise and own or control many companies. Government actions such as imposition of exchange control regulation witholding taxes, limitations on the removal of funds or other assets, expropriation of assets and confiscatory taxation could have a significant impact on economic conditions in certain countries which could affect the value of the securities in the Funds.

INFLATION. Certain non-U.S. countries, especially many emerging market countries, have experienced sub- stantial, and in some periods extremely high and volatile, rates of inflation. Rapid fluctuations in inflation rates and wage and price controls may continue to have unpredictable effects on the economies, compa- nies and securities markets of these countries.

DIFFERENCES IN SECURITIES MARKETS. The securities markets in non-U.S. countries have substantially less volume than the markets in the United States and debt and equity securities of many companies listed on such markets may be less liquid and more volatile than comparable securities in the United States. Some of the stock exchanges in non-U.S. countries, to the extent that established markets exist, are in the earlier stages of their development. The limited liquidity of certain securities markets may affect the ability of each Fund to buy and sell securities at the desired price and time.

Trading practices in certain non-U.S. countries are also significantly different from those in the United States. Although brokerage commissions are generally higher than those in the U.S., the Investment Adviser will seek to achieve the most favorable net results. In addition, securities settlements and clearance procedures may be less developed and less reliable than those in the United States. Delays in settlement could result in temporary periods in which the assets of the Funds are not fully invested, or could result in a Fund being unable to sell a security in a falling market.

CUSTODIAL AND REGISTRATION PROCEDURES. Systems for the registration and transfer of securities in non-U.S. markets can be less developed than similar systems in the United States. There may be no standardized process for registration of securities or a central registration system to track share ownership. The process for transferring shares may be cumbersome, costly, time-consuming and uncertain.

GOVERNMENT SUPERVISION OF SECURITIES MARKETS. Disclosure and regulatory standards in many foreign countries outside the U.S. are, in many respects, less stringent than those in the United States. There may be less government supervision and regulation of securities exchanges, listed companies, investors, and brokers in non-U.S. countries than in the United States, and enforcement of existing regulations may be extremely limited.

FINANCIAL INFORMATION AND REPORTING STANDARDS. Issuers in non-U.S. countries are generally subject to accounting, auditing, and financial standards and requirements that differ, in some cases materially, from those in the United States. In particular, the assets and profits appearing in financial statements may not reflect their financial position or results in the way they would be reflected had the statements been prepared in accordance with U.S. generally accepted accounting principles. Consequently, financial data may not reflect the true condition of those issuers and securities markets.

GENERAL FIXED INCOME SECURITIES RISKS

The U.S. High Yield Bond Fund invests in debt securities as a principal strategy. The remainder of the Funds may invest in debt securities as a non-principal strategy. The debt securities in which the Funds invest may be of any maturity. Fixed income securities are subject to the following risks:

MARKET RISK. Prices of fixed income securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater affect on fixed income securities with longer durations.

CREDIT RISK. Credit risk is the possibility that an issuer will default (the issuer fails to repay interest and principal when due). If an issuer defaults, the Fund will lose money.

Many fixed income securities receive credit ratings from companies such as Standard & Poor's and Moody's Investor Services. Fixed income securities receive different credit ratings depending on the rating company's assessment of the likelihood of default by the issuer. The lower the rating of the fixed income security, the greater the credit risk.

Lower rated fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of the security and the yield of a U.S. Treasury security with a comparable maturity (the "spread") measures the additional interest received for taking risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

CALL RISK. Call risk is the possibility that an issuer may redeem a fixed income security before maturity ("call") at a price below it's current market price. An increase in the likelihood of a call may reduce the security's price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

LIQUIDITY RISKS. Fixed income securities that have noninvestment grade credit ratings, have not been rated or that are not widely held may trade less frequently than other securities. This may increase the price volatility of these securities.

NON-U.S. RISKS. Non-U.S. debt securities pose additional risks because non U.S. economic or political conditions may be less favorable than those of the United States. Non-U.S. financial markets may also have fewer investor protections. Debt securities in non-U.S. markets may also be subject to taxation policies that reduce returns for U.S. investors. Due to these risk factors, non-U.S. debt securities may be more volatile and less liquid than similar securities traded in the U.S.

BELOW INVESTMENT GRADE BOND RISKS

Below investment grade securities usually offer higher yields than higher-rated securities but are also subject to more risk than higher-rated securities.

Lower-rated or unrated debt obligations are more likely to react to developments affecting market and credit risks than are more high-rated securities, which react primarily to movements in interest rates. In the past, economic downturns or increases in interest rates caused a higher incidence of default by issuers of lower-rated securities.

In some cases, such obligations may be highly speculative, and may have poor prospects for reaching investment grade. To the extent the issuer defaults, the Fund may incur additional expenses in order to enforce its rights or to participate in a restructuring of the obligation. In addition, the prices of lower-rated securities generally tend to be more volatile and the market less liquid than those of higher-rated securities. Consequently, the Funds may at times experience difficulty in liquidating their investments at the desired times and prices.

EQUITY-LINKED SECURITIES AND RISKS

Certain Funds may purchase Equity-Linked Securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to more efficiently and effectively access the securities market of what is generally an emerging country. The Fund deposits an amount of cash with its custodian near or (or broker, if legally permitted) in an amount equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the value of the underlying security. Aside from market risk there is of the underlying securities, there is the risk of default by the other party to the transaction. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. this may impair the fund's ability to enter into other transactions at a time when doing so might be advantageous.

TEMPORARY INVESTMENTS AND RISKS

Each Fund may, from time to time, invest all of its assets in short-term instruments when the Investment Adviser determines that adverse market, economic, political or other market conditions call for a temporary defensive posture. Such a defensive posture may result in a Fund failing to achieve its investment objective.

LENDING OF PORTFOLIO SECURITIES AND RISKS

In order to generate expense offset credits, each of the Funds may lend portfolio securities, on a short-term or a long-term basis, up to 30% of a Fund's total assets to broker/dealers, banks, or other institutional borrowers of securities. A Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Investment Adviser has determined are creditworthy and under guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 102% of the value of the securities loaned on U.S. securities and 105% on non-U.S. securities.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposi- tion of the securities may be delayed pending court action.

NON-PRINCIPAL STRATEGIES

HEDGING TRANSACTION AND RISKS

Each of the Funds may trade in derivative contracts to hedge portfolio holdings or an underweighting relative to a Fund's Index. Hedging activities are intended to reduce various kinds of risks. For example, in order to protect against certain events that might cause the value of its portfolio securities to decline, the Fund can buy or sell a derivative contract (or a combination of derivative contracts) intended to rise in value under the same circumstances. Hedging activities will not eliminate risk, even if they work as they are intended to. In addition, these strategies are not always successful, and could result in increased expenses and losses to the Fund. The Fund may trade in the following types of derivative contracts.

FUTURES CONTRACTS provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date, and time specified when the contract is made. Futures contracts traded OTC are frequently referred to as forward contracts. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Futures are considered to be commodity contracts. The Fund can buy or sell futures contracts on portfolio securities or indexes and engage in non-U.S. currency forward contracts.

FORWARD CURRENCY CONTRACTS. The value of non-U.S. currencies can fluctuate significantly relative to the U.S. dollar and potentially result in losses for the Funds. To help offset such declines, the Funds at their discretion, may acquire non-U.S. currency forward contracts, enter into non-U.S. currency futures contracts and acquire put and call options on non-U.S. currencies. The use of such derivatives entails special risks whereby a small investment in derivatives could have a potentially large impact on a fund's performance. Please see "Options" below.

OPTIONS are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period of time. A call option gives the holder (buyer) the right to purchase the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or "premium," from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

When the Fund uses financial futures and options on financial futures as hedging devices, much depends on the ability of the portfolio manager to predict market conditions based upon certain economic analysis and factors. There is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the portfolio managers could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contracts or options.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Investment Adviser will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

BOND QUALITY

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds.They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds Rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C - Bonds rated C are the lowest-rated class of bonds, and such issues can be regarding as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modified 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P'S CORPORATE BOND RATINGS

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal,although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-Rating.

CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years or if shorter the period since commencement of operations. Certain information reflects financial results for a share of the predecessor Institutional Portfolio outstanding throughout each period indicated. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, the Financial Highlights have been audited by PricewaterhouseCoopers, LLP with respect to the fiscal year ended March 31, 2003, 2004 and 2005 whose report, along with the Funds financial statements, are included in the Annual Report, which is available upon request and another independent auditing firm with respect to the prior two fiscal years ended March 31, if any. The September 30, 2005 Semi-Annual Financial Highlights are unaudited.

                                        NET ASSET           NET                  NET REALIZED     TOTAL FROM
                                         VALUE,          INVESTMENT             AND UNREALIZED    INVESTMENT
                                        BEGINNING     INCOME (LOSS) (1)          GAINS (LOSS)     OPERATIONS
                                               U.S. EQUITY FUNDS
U.S. EMERGING GROWTH
  For the period ended 09/30/05(1)   $         9.65   $           (0.07)      $         1.43    $         1.36
  For the year ended 03/31/05                  9.52               (0.10)                0.23              0.13
  For the year ended 03/31/04                  6.27               (0.11)                3.36              3.25
  For the year ended 03/31/03                  9.54               (0.09)               (3.18)            (3.27)
  For the year ended 03/31/02                  9.55               (0.07)                0.06             (0.01)
  For the year ended 03/31/01                 27.05               (0.06)              (12.36)           (12.42)
U.S. SMALL CAP VALUE
  For the period ended 09/30/05(1)   $        17.39   $            0.01       $         1.30    $         1.31
  12/03/04 (commenced) to 03/31/05            17.53               (0.00)(8)            (0.14)            (0.14)
U.S. LARGE CAP VALUE
  For the period ended 09/30/05(1)   $        26.62   $            0.12       $         1.05    $         1.17
  For the year ended 03/31/05                 24.33                0.36                 2.23              2.59
  For the year ended 03/31/04                 18.15                0.24                 6.45              6.69
  For the year ended 03/31/03                 24.39                0.21                (6.20)            (5.99)
  For the year ended 03/31/02                 23.39                0.15                 1.26              1.41
  For the year ended 03/31/01                 21.74                0.18                 1.63              1.81
U.S. SYSTEMATIC LARGE CAP GROWTH
  For the period ended 09/30/05(1)   $        15.46   $           (0.00)(9)   $         0.65    $         0.65
  For the year ended 03/31/05                 14.90                0.02                 0.54              0.56
  For the year ended 03/31/04                 12.61               (0.06)                2.35              2.29
  For the year ended 03/31/03                 17.96               (0.08)               (5.27)            (5.35)
  For the year ended 03/31/02                 22.52               (0.16)               (4.40)            (4.56)
  For the year ended 03/31/01                 49.77               (0.32)              (25.90)           (26.22)

                                              GLOBAL EQUITY FUNDS
INTERNATIONAL GROWTH
  For the period ended 09/30/05(1)   $        20.19   $            0.14       $         2.51    $         2.65
  For the year ended 03/31/05                 18.93                0.15                 1.53              1.68
  For the year ended 03/31/04                 12.72                0.12                 6.10              6.22
  For the year ended 03/31/03                 17.07                0.10                (4.45)            (4.35)
  For the year ended 03/31/02                 19.13                0.02                (2.08)            (2.06)
  For the year ended 03/31/01                 31.84               (0.03)              (11.26)           (11.29)

                                            DISTRIBUTIONS FROM:
                                     --------------------------------
                                          NET               NET
                                       INVESTMENT         REALIZED
                                         INCOME         CAPITAL GAINS
                          U.S. EQUITY FUNDS
U.S. EMERGING GROWTH
  For the period ended 09/30/05(1)   $           --    $           --
  For the year ended 03/31/05                    --                --
  For the year ended 03/31/04                    --                --
  For the year ended 03/31/03                    --                --
  For the year ended 03/31/02                    --                --
  For the year ended 03/31/01                    --             (5.08)
U.S. SMALL CAP VALUE
  For the period ended 09/30/05(1)   $           --    $           --
  12/03/04 (commenced) to 03/31/05               --                --
U.S. LARGE CAP VALUE
  For the period ended 09/30/05(1)   $           --    $           --
  For the year ended 03/31/05                 (0.30)               --
  For the year ended 03/31/04                 (0.51)               --
  For the year ended 03/31/03                 (0.25)               --
  For the year ended 03/31/02                 (0.04)            (0.37)
  For the year ended 03/31/01                 (0.16)               --
U.S. SYSTEMATIC LARGE CAP GROWTH
  For the period ended 09/30/05(1)   $           --    $           --
  For the year ended 03/31/05                    --                --
  For the year ended 03/31/04                    --                --
  For the year ended 03/31/03                    --                --
  For the year ended 03/31/02                    --                --
  For the year ended 03/31/01                    --             (1.03)

                         GLOBAL EQUITY FUNDS
INTERNATIONAL GROWTH
  For the period ended 09/30/05(1)   $           --    $           --
  For the year ended 03/31/05                    --             (0.42)
  For the year ended 03/31/04                 (0.01)               --
  For the year ended 03/31/03                    --                --
  For the year ended 03/31/02                    --                --
  For the year ended 03/31/01                    --             (1.42)

                                                                                               RATIOS TO AVERAGE NET ASSETS (3)
                                                                                              ---------------------------------
                                                         NET ASSET                                 NET
                                         TOTAL             VALUE,            TOTAL              INVESTMENT           TOTAL
                                      DISTRIBUTIONS        ENDING          RETURN (2)          INCOME (LOSS)        EXPENSES
                                                        U.S. EQUITY FUNDS
U.S. EMERGING GROWTH
  For the period ended 09/30/05(1)   $           --    $        11.01            14.09%                (1.30%)             2.15%
  For the year ended 03/31/05                    --              9.65             1.37%                (1.06%)             1.89%
  For the year ended 03/31/04                    --              9.52            51.83%                (1.28%)             1.73%
  For the year ended 03/31/03                    --              6.27           (34.28%)               (1.20%)             1.74%
  For the year ended 03/31/02                    --              9.54            (0.10%)               (0.73%)             1.59%
  For the year ended 03/31/01                 (5.08)             9.55           (49.67%)               (0.32%)             1.55%
U.S. SMALL CAP VALUE
  For the period ended 09/30/05(1)   $           --    $        18.70             7.53%                 0.14%              1.60%
  12/03/04 (commenced) to 03/31/05               --             17.39            (0.80%)(9)            (0.02%)             1.59%
U.S. LARGE CAP VALUE
  For the period ended 09/30/05(1)   $           --    $        27.79             4.40%                 0.90%              1.61%
  For the year ended 03/31/05                 (0.30)            26.62            10.69%                 1.44%              1.56%
  For the year ended 03/31/04                 (0.51)            24.33            37.09%                 1.10%              1.52%
  For the year ended 03/31/03                 (0.25)            18.15            24.58%                 1.03%              1.54%
  For the year ended 03/31/02                 (0.41)            24.39             6.13%                 0.63%              1.39%
  For the year ended 03/31/01                 (0.16)            23.39             8.31%                 0.78%              1.47%
U.S. SYSTEMATIC LARGE CAP GROWTH
  For the period ended 09/30/05(1)   $           --    $        16.11             4.20%                (0.06%)             1.91%
  For the year ended 03/31/05                    --             15.46             3.76%                 0.14%              1.94%
  For the year ended 03/31/04                    --             14.90            18.16%                (0.41%)             1.58%
  For the year ended 03/31/03                    --             12.61           (29.79%)               (0.59%)             1.51%
  For the year ended 03/31/02                    --             17.96           (20.25%)               (0.79%)             1.35%
  For the year ended 03/31/01                 (1.03)            22.52           (53.35%)               (0.80%)             1.32%

                                                       GLOBAL EQUITY FUNDS
INTERNATIONAL GROWTH
  For the period ended 09/30/05(1)   $           --    $        22.84            13.13%                 1.37%              1.63%
  For the year ended 03/31/05                 (0.42)            20.19             8.94%                 0.80%              1.66%
  For the year ended 03/31/04                 (0.01)            18.93            48.86%                 0.71%              1.74%
  For the year ended 03/31/03                    --             12.72           (25.48%)                0.65%              1.72%
  For the year ended 03/31/02                    --             17.07           (10.77%)               (0.09%)             1.61%
  For the year ended 03/31/01                 (1.42)            19.13           (36.17%)               (0.13%)             1.58%

                                                  RATIOS TO AVERAGE NET ASSETS (3)
                                     ------------------------------------------------------------
                                                                EXPENSES         EXPENSES NET OF
                                          EXPENSE                NET OF           REIMBURSEMENT/
                                     (REIMBURSEMENTS)/       REIMBURSEMENT/         RECOUPMENT
                                         RECOUPMENT            RECOUPMENT           OFFSET (4)
                                        U.S. EQUITY FUNDS
U.S. EMERGING GROWTH
  For the period ended 09/30/05(1)               (0.41%)                1.74%                1.35%
  For the year ended 03/31/05                    (0.20%)                1.69%                1.26%
  For the year ended 03/31/04                       --                  1.73%                1.51%(5)
  For the year ended 03/31/03                    (0.20%)                1.54%                1.50%(6)
  For the year ended 03/31/02                    (0.11%)                1.48%                1.48%(7)
  For the year ended 03/31/01                    (0.12%)                1.43%                1.43%
U.S. SMALL CAP VALUE
  For the period ended 09/30/05(1)               (0.05%)                1.55%                1.27%
  12/03/04 (commenced) to 03/31/05               (0.03%)                1.56%                1.29%
U.S. LARGE CAP VALUE
  For the period ended 09/30/05(1)               (0.54%)                1.07%                0.97%
  For the year ended 03/31/05                    (0.50%)                1.06%                1.01%
  For the year ended 03/31/04                    (0.45%)                1.07%                1.04%(5)
  For the year ended 03/31/03                    (0.34%)                1.20%                1.19%(6)
  For the year ended 03/31/02                    (0.13%)                1.26%                1.26%
  For the year ended 03/31/01                    (0.20%)                1.27%                1.27%
U.S. SYSTEMATIC LARGE CAP GROWTH
  For the period ended 09/30/05(1)               (0.53%)                1.38%                1.22%
  For the year ended 03/31/05                    (0.57%)                1.37%                1.29%
  For the year ended 03/31/04                    (0.20%)                1.38%                1.18%(5)
  For the year ended 03/31/03                    (0.30%)                1.21%                1.20%(6)
  For the year ended 03/31/02                    (0.10%)                1.25%                1.25%
  For the year ended 03/31/01                    (0.07%)                1.25%                1.25%

                                       GLOBAL EQUITY FUNDS
INTERNATIONAL GROWTH
  For the period ended 09/30/05(1)                  --                  1.63%                1.26%
  For the year ended 03/31/05                    (0.02%)                1.64%                1.32%
  For the year ended 03/31/04                    (0.04%)                1.70%                1.44%(5)
  For the year ended 03/31/03                    (0.21%)                1.51%                1.48%(6)
  For the year ended 03/31/02                     0.01%                 1.62%                1.62%
  For the year ended 03/31/01                     0.08%                 1.66%                1.66%

                                         FUND'S
                                       PORTFOLIO         NET ASSETS,
                                        TURNOVER           ENDING
                                          RATE           (IN 000'S)
                           U.S. EQUITY FUNDS
U.S. EMERGING GROWTH
  For the period ended 09/30/05(1)               66%   $        2,553
  For the year ended 03/31/05                   142%            3,681
  For the year ended 03/31/04                   166%            3,948
  For the year ended 03/31/03                   118%            2,879
  For the year ended 03/31/02                   138%            4,597
  For the year ended 03/31/01                   120%            3,577
U.S. SMALL CAP VALUE
  For the period ended 09/30/05(1)               25%   $          696
  12/03/04 (commenced) to 03/31/05               73%              658
U.S. LARGE CAP VALUE
  For the period ended 09/30/05(1)               21%   $        4,560
  For the year ended 03/31/05                    42%            8,047
  For the year ended 03/31/04                    51%            8,405
  For the year ended 03/31/03                   139%            6,749
  For the year ended 03/31/02                    99%           11,423
  For the year ended 03/31/01                   120%            9,838
U.S. SYSTEMATIC LARGE CAP GROWTH
  For the period ended 09/30/05(1)               86%   $        5,885
  For the year ended 03/31/05                   197%            9,318
  For the year ended 03/31/04                   172%           10,229
  For the year ended 03/31/03                   193%            9,052
  For the year ended 03/31/02                   224%           38,386
  For the year ended 03/31/01                   160%           41,730

                          GLOBAL EQUITY FUNDS
INTERNATIONAL GROWTH
  For the period ended 09/30/05(1)               86%   $        1,211
  For the year ended 03/31/05                   203%            1,749
  For the year ended 03/31/04                   186%            9,236
  For the year ended 03/31/03                   203%            7,845
  For the year ended 03/31/02                   232%           11,199
  For the year ended 03/31/01                   234%           11,216

----------
(1) Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(2)  Total returns are not annualized for periods less than one year.
(3) Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.
(4) This calculation includes expenses not part of the expense reimbursement calculation.
(5) The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage and extraordinary expenses) of the U.S. Emerging Growth, U.S. Large Cap Value, U.S. Systematic Large Cap Growth and International Growth do not exceed 1.25%, 1.00%, 1.00% and 1.15%, for the period 4/1/03 to
     7/28/03, 1.48%, 0.81%, 1.12% and 1.41% for the period 7/29/03 to 3/31/04, respectively.
(6) The Board of Trustees approved an amendment to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage and extraordinary expense) of U.S. Large Cap Value, U.S. Systematic Large Cap Growth, and International Growth excluding taxes, interest, brokerage and extraordinary expenses, do not exceed 1.25%, 1.25% and 1.65% for the period 4/1/02 to 6/30/02. 1.10%, 1.15% and 1.40% for the period 7/1/02 to 1/21/03, 1.25%, 1.25% and 1.40% for the period 1/22/03 to
     3/31/03, respectively. Emerging Growth had rates throughout the year of 1.50%.
(7) On May 18, 2001 the Board of Trustees approved an amendment to the Expense Limitation Agreement whereby overall operating expenses of the Emerging Growth, excluding taxes, interest, brokerage and extraordinary expenses, do not exceed 1.50% representing a .08% increase in the Fund's expense cap.
(8)  Amount less than one penny.
(9)  Inception to date return.

FOR MORE INFORMATION

More information on these Funds is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT

Describes the Funds' performance, lists portfolio holdings and contains a letter from the Funds' Investment Adviser discussing recent market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

TO OBTAIN INFORMATION:

BY TELEPHONE
Call 1-800-551-8043

BY MAIL  WRITE TO:
Nicholas-Applegate Institutional Funds
Attn: Mutual Fund Operations
600 West Broadway, Suite 3000
San Diego, CA 92101

BY E-MAIL  Send your request to www.nacm.com

ON THE INTERNET Text versions of the Funds' documents can be viewed online or downloaded from the EDGAR Data Base on the SEC's Internet site at:
   SEC
   http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-942-8090) or sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at www.publicinfo@sec.gov

[NICHOLAS APPLEGATE(R) LOGO]

600 West Broadway
San Diego, CA 92101
800-551-8043
Nicholas-Applegate Securities, Distributor
Visit us at www.nacm.com

Nicholas-Applegate Institutional Funds
SEC file number: 811-07384

MFPROCLASSR1/06

                    Nicholas-Applegate(R) Institutional Funds
                      Class I, II, III, IV, V and R Shares
                          600 West Broadway, Suite 2900
                           San Diego, California 92101
                                 (800) 551-8043

                       STATEMENT OF ADDITIONAL INFORMATION
                                 August 1, 2005

U.S. Mini Cap Growth Fund              U.S. Systematic Large Cap             Global Select Fund
                                         Growth Fund

U.S. Emerging Growth Fund              International Growth Fund

U.S. Small Cap Value Fund              U.S. Systematic MidCap Growth         International Growth
                                         Fund                                   Opportunities Fund

U.S. Large Cap Value Fund              U.S. Convertible Fund                 International Systematic Fund

U.S. High Yield Bond Fund              Emerging Markets Opportunities        International All Cap Growth
                                         Fund

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the Funds' prospectuses dated August 1, 2005. This SAI incorporates by reference the Funds' Annual Report dated March 31, 2005. Obtain the prospectus or the Annual Report without charge by calling 800-551-8043.

                                TABLE OF CONTENTS

                                                                                            PAGE
                                                                                            ----
Organization                                                                                 B-2
Investment Objectives, Policies and Associated Risk Factors                                  B-2
Investment Restrictions                                                                     B-13
Principal Holders of Securities                                                             B-15
Trustees and Principal Officers                                                             B-18
Investment Adviser                                                                          B-21
Custodian, Fund Accounting Agent and Administrators                                         B-23
Transfer and Dividend Disbursing Agent, Legal Counsel and Independent Auditors              B-25
Distributor                                                                                 B-25
Shareholder Service Plan                                                                    B-25
Distribution Plan                                                                           B-26
Portfolio Management                                                                        B-26
Portfolio Transactions and Brokerage                                                        B-30
Purchase and Redemption of Fund Shares                                                      B-33
Shareholder Services                                                                        B-34
Proxy Voting                                                                                B-36
Net Asset Value                                                                             B-36
Dividends, Distributions and Taxes                                                          B-37
Performance Information                                                                     B-40
Miscellaneous                                                                               B-44
Appendix A                                                                                   A-1
Appendix B                                                                                   B-1

                                  ORGANIZATION

     Nicholas-Applegate Institutional Funds (the "Trust") is an open-end investment management company currently offering a number of separate portfolios (each a "Fund" and collectively the "Funds"). This Statement of Additional Information contains information regarding the Class I, II, III, IV, V and R shares of these Funds. The Trust was organized in December 1992 as a business trust under the laws of Delaware.

     Prior to July 24, 1998, the Nicholas-Applegate mutual fund complex was organized in a "master-feeder" investment structure. Under that structure, the Nicholas-Applegate Mutual Funds invested all of their assets in corresponding portfolios, or series, of the Nicholas-Applegate Institutional Funds. On July 24, 1998, the shareholders of the Nicholas-Applegate Mutual Funds approved a plan that reorganized the "master-feeder" arrangement into a multi-class structure in which the Nicholas-Applegate Mutual Funds invested in securities directly and offered various classes of shares through multiple distribution channels. At the same time, the Trust was liquidated.

     In May 1999, the Trust was reactivated and renamed Nicholas-Applegate Institutional Funds to be the successor entity to the institutional assets of Nicholas-Applegate Mutual Funds ("NAMF"). On that date, substantially all of the institutional assets of the single-class series of NAMF were transferred to the renamed Trust in a tax-free exchange for Class I shares of the corresponding Funds of the Trust, which for accounting purposes is treated as a continuation of the portfolios. Concurrently, substantially all institutional shareholders of the multi-class series of NAMF exchanged their shares for corresponding Class I shares of the respective Funds of the Trust, which has been accounted for as a table exchange and a commencement of operations of those Funds.

     The investment objectives, policies and limitations of the Funds of the Trust were identical in every respect to the corresponding portfolios of the NAMF. The investment management fees and expense limitations are also identical. The Trust is authorized to issue an unlimited number of shares.

           INVESTMENT OBJECTIVES, POLICIES AND ASSOCIATED RISK FACTORS

INVESTMENT OBJECTIVES

     The investment objective of each Fund is described in the Prospectus. There can, of course, be no assurance that a Fund will achieve its investment objective.

INVESTMENT POLICIES AND ASSOCIATED RISK FACTORS

     The following supplements the discussion of the various investment strategies and techniques employed by the Funds as set forth in the Prospectuses.

EQUITY SECURITIES:

     COMMON STOCK is the most prevalent type of equity security. Common stockholders receive the residual value of the issuer's earning and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

     PREFERRED STOCKS have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock.

     WARRANTS give the Funds the option to buy the issuer's stock or other equity securities at a specified price. The Funds may buy the designated shares by paying the exercise price before the warrant expires. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. Rights are the same as warrants, except they are typically issued to existing stockholders.

     DEPOSITORY RECEIPTS are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by non-U.S. issuers. ADRs in registered form, are designed for use in U.S. securities markets. Such depository receipts may be sponsored by the non-U.S. issuer or may be unsponsored. The Funds may also invest in European and Global Depository Receipts ("EDRs" and "GDRs"), which in bearer form, are designed for use in European securities markets, and in other instruments representing securities of companies located outside of the U.S. Such depository receipts may be sponsored by the non-U.S. issuer or may be unsponsored. Unsponsored depository receipts are organized independently and without the cooperation of the non-U.S. issuer of the underlying securities; as a result, available information regarding the issuer may not be as current as for sponsored depository receipts, and the prices of unsponsored depository receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a non-U.S. currency, although the underlying security may be subject to non-U.S. governmental taxes which would reduce the yield on such securities.

     CONVERTIBLE SECURITIES are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

     The Funds treat convertible securities as equity securities for purposes of their investment policies and limitations, because of their unique characteristics.

     OTHER INVESTMENT COMPANIES. The Funds may invest up to 10% of their total assets in securities of other closed- or open-end investment companies, including exchange-traded funds (ETFs), to the extent that such investments are consistent with a Fund's investment objective and policies and permissible under the 1940 Act. The Funds may invest in other investment companies either during periods when it has large amounts of uninvested cash, during periods when there is a shortage of attractive equity securities available in the market, or when the Investment Adviser believes share prices of other investment companies offer attractive values. The Funds may invest in investment companies that are advised by the Investment Adviser or its affiliates to the extent permitted by applicable law. As a shareholder in an investment company, a Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested. Shareholders therefore would be subject to duplicative expenses to the extent their Fund invests in other investment companies. The Investment Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available investments in equity securities.

     An investment in an ETF generally presents the same primary risks as an investment in an open-end investment company that is not exchange traded that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities held by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to an open-end investment company the is not exchange-traded: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

FIXED INCOME SECURITIES:

     CORPORATE DEBT SECURITIES include notes, bonds, debentures and commercial paper. The credit risks of corporate debt securities vary widely among issuers.

     ZERO COUPON SECURITIES do not pay interest or principal until final maturity. Most debt securities provide periodic payments of interest (referred to as a "coupon payment"). In contrast, investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the price and the amount paid at maturity represents interest on the zero coupon security. This increases the market and credit risk of a zero coupon security, because an investor must wait until maturity before realizing any return on the investment.

     There are many forms of zero coupon securities. Some securities are originally issued at a discount and are referred to as "zero coupon" or "capital appreciation" bonds. Others are created by separating the right to receive coupon payments from the principal due at maturity, a process known as "coupon stripping." Treasury STRIPs, IOs, and POs are the most common forms of "stripped" zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as "pay-in-kind" or "PIK" securities.

     COMMERCIAL PAPER is an issuer's draft or note with a maturity of less than nine months. Companies typically issue commercial paper to fund current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. Commercial paper may default if the issuer cannot continue to obtain liquidity in this fashion. The sort maturity of commercial paper reduces both the market and credit risk as compared to other debt securities of the same issuer.

     BANK INSTRUMENTS are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or non-U.S. banks are commonly referred to as Eurodollar instruments. Instruments denominated in U.S. dollars are issued by U.S. branches of non-U.S. banks are referred to as Yankee instruments.

     DEMAND INSTRUMENTS are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Funds treat demand instruments as short-term securities, even though their stated maturity may extend beyond one year. Insurance contracts include guaranteed investment contracts, funding agreements and annuities.

     GOVERNMENT OBLIGATIONS include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. No assurances can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

     VARIABLE AND FLOATING RATE INSTRUMENTS are generally not rated by credited rating agencies; however, the Investment Adviser under guidelines established by the Trust's Board of Trustees will determine what unrated and variable and floating rate instruments are of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Funds. In making such determinations, the Investment Adviser considers the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved in the event of the issuer of the instrument defaulting on its payment obligation or during periods in which a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

     ASSET BACKED SECURITIES are payable from pools of obligations other than mortgages. Almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. However, most asset backed securities involve consumer or commercial debts with maturities of less than ten years. Asset backed securities may take the form of commercial paper or notes, in addition to pass through certificates. Asset backed securities may also resemble some types of CMOs, such as Floaters, Inverse Floaters, IOs and POs.

NON-U.S. SECURITIES:

     Non-U.S. securities are securities of issuers based outside the U.S. They are primarily denominated in currencies other than U.S. dollars and traded outside of the U.S. In addition to the risks normally associated with equity and fixed income securities, non-U.S. securities are subject to country risk and currency risks. Trading in certain non-U.S. markets is also subject to liquidity risks.

     CURRENCY EXCHANGE CONTRACTS are used by a Fund to convert U.S. dollars into the currency needed to buy a non-U.S. security, or to convert non-U.S. currency received from the sale of a non-U.S. security into U.S. dollars ("spot currency trades"). A Fund may also enter into derivative contracts in which a currency is an underlying asset. Use of these derivative contracts may increase or decrease a Fund's exposure to currency risk.

     NON-U.S. GOVERNMENT SECURITIES generally consist of fixed income securities supported by national, state, or provincial governments or similar political subdivisions. Government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

     Government securities also include fixed income securities of "quasi-governmental agencies", which are either issued by entities that are owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit and general taxing powers. Further, non-U.S. government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including guasi-governmental agencies.

     EURODOLLAR CONVERTIBLE SECURITIES are fixed income securities of a U.S. or non-U.S. issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside the United States. Each Fund may invest without limitation in Eurodollar convertible securities, subject to its investment policies and restrictions, that are convertible into equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies.

     EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and non-U.S. governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by non-U.S. banks and corporations located outside of the U.S.

                RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

     Each Fund may engage in various portfolio strategies, including using derivatives, to reduce certain risks of its investments and to enhance return. A Fund may lose money through any unsuccessful use of these strategies. These strategies include the use of currency forward contracts, options, futures contracts and options thereon. A Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, each Fund may use them to the extent consistent with its investment objectives and polices.

     RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES. Participation in the options and futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. A Fund may lose money through any unsuccessful use of these strategies. If the Investment Adviser's predictions of movements in the direction of the securities, currency or interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risk inherent in the use of options, currency and futures contracts and options on futures contracts include
(1) dependence on the Investment Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible liability of a Fund to purchase or sell a portfolio security at a disadvantageous time, due to the need for a Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

DERIVATIVES:

     SYNTHETIC CONVERTIBLE SECURITIES are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

OPTIONS AND FUTURES:

     OPTIONS are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period of time. A call option gives the holder (buyer) the right to purchase the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or "premium", from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

     The Funds may:

     - Buy call options on non-U.S. currency in anticipation of an increase in the value of the underlying asset.

     - Buy put options on non-U.S. currency, portfolio securities, and futures in anticipation of a decrease in the value of the underlying asset.

     - Write call options on portfolio securities and futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

     STOCK INDEX OPTIONS. Each Fund may also purchase put and call options with respect to U.S. and global stock indices. The Funds may purchase such options as a hedge against changes in the values of portfolio securities or securities which they intend to purchase or sell, or to reduce risks inherent in the ongoing management of the Funds.

     The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index depends on the Investment Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

     Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, a Fund could not close out options which it had purchased, and if restrictions on exercise were imposed, a Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Funds purchase put or call options only with respect to an index which the Investment Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

     NON-U.S. CURRENCY OPTIONS. Each Fund may buy or sell put and call options on non-U.S. currencies. A put or call option on non-U.S. currency gives the purchaser of the option the right to sell or purchase a non-U.S. currency at the exercise price until the option expires. The Funds use non-U.S. currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of a call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price of an in-the-money strike prices. Currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Funds to reduce non-U.S. currency risk using such options.

     As with other kinds of option transactions, writing options on non-U.S. currency constitutes only a partial hedge, up to the amount of the premium received. The Funds could be required to purchase or sell non-U.S. currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on non-U.S. currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

     FORWARD CURRENCY CONTRACTS. Each Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fix number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

     FUTURES CONTRACTS provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date, and time specified when the contract is made. Futures contracts traded OTC are frequently referred to as "forward contracts". Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Futures are considered to be commodity contracts.

     The Funds may buy and sell interest rate or financial futures, futures on indices, non-U.S. currency exchange contracts, forward non-U.S. currency exchange contracts, non-U.S. currency options, and non-U.S. currency futures contracts.

     INTEREST RATE OR FINANCIAL FUTURES CONTRACTS. Each Fund may invest in interest rate or financial futures contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures markets, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.

     The sale of an interest rate or financial future sale by a Fund obligates the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchased by a Fund obligates the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. A Fund closes out a futures contract sale by entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund receives the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the Fund closes out a futures contract purchase by entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

     OPTIONS ON FUTURES CONTRACTS. The Funds may purchase options on the futures contracts they can purchase or sell, as described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell
(put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. There is no guarantee that such closing transactions can be effected.

     Investments in futures options involve some of the same considerations as investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contact will not be fully reflected in the value of the option. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options are more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Funds because the maximum amount at risk is limited to the premium paid for the options (plus transaction costs).

     RISKS OF TRANSACTIONS IN OPTIONS AND FUTURES CONTRACTS. There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the options or futures contract and movements in the price of the securities, which are the subject of the hedge. The price of the contract may move more or less than the price of the securities being hedged. If the price of the contract moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the security being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the contract. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or a gain on the contract which will not be completely offset by movements in the price of the securities which are subject to the hedge.

     When contracts are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If a Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the contract that is not offset by a reduction in the price of securities purchased.

     Although the Funds intend to purchase or sell contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin.

     Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     Successful use of futures by a Fund depends on the Investment Adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund hedges against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, the Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND RELATED OPTIONS

     Excerpts as described below under "Non Hedging Strategic Transactions", a Fund will not engage in transactions in futures contracts or related options for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in a Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund. A Fund may not purchase or sell futures or purchase related options if, immediately thereafter, more than 25% of its net assets would be hedged. A Fund also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's net assets.

     Upon the purchase of futures contracts, a Fund will deposit an amount of cash or liquid debt or equity securities, equal to the market value of the futures contracts, in a segregated account with the Custodian or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

INTEREST RATE AND CURRENCY SWAPS:

     For hedging purposes, each Fund may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors. An interest rate swap involves an agreement between a Fund and another party to exchange payments calculated as if they were interest on a specified ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in the exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level.

     CROSS-CURRENCY SWAPS. A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); and exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the non-U.S. exchange market (for an immediate exchange of non-U.S. exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the non-U.S. exchange market (for a future transfer of non-U.S. exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and currency exchange risk.

     SWAP OPTIONS. Each Fund may invest in swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre-specified date) or American-style (exercisable during a designated period). The right pursuant to a swap option must be exercised by the right holder. The buyer of the right to receive fixed pursuant to a swap option is said to own a call.

     RISKS ASSOCIATED WITH SWAPS. In connection with swap transactions, a Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while each Fund will seek to enter into such transactional only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund's ability to enter into other transactions at a time when doing so might be advantageous.

     A Fund usually enters into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Trust's custodian. If a Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account of the full amount accrued on a daily basis of the Fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Commission.

     A Fund will not enter into any of these transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least "high quality" at the time of the purchase by at least one of the established rating agencies (e.g., AAA or AA by S&P).

                              SPECIAL TRANSACTIONS

     TEMPORARY INVESTMENTS. The Funds may temporarily depart from their principal investment strategies in response to adverse market, economic, political or other conditions by investing their assets in cash, cash items, and short-term, higher quality debt securities. A Fund may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. A defensive posture taken by a Fund may result in a Fund failing to achieve its investment objective.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

                       NON-HEDGING STRATEGIC TRANSACTIONS

     Each Fund's options, futures and swap transactions will generally be entered into for hedging purposes--to protect against possible changes in the market values of securities held in or to be purchased for the Fund's portfolio resulting from securities markets, currency or interest rate fluctuations, to protect the Fund's unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities. However, in addition to the hedging transactions referred to above, the Global Select, U.S. Systematic MidCap Growth, and U.S. Small Cap Value Fund may enter into options, futures and swap transactions to enhance potential gain in circumstances where hedging is not involved. The Fund's net loss exposure resulting from transactions entered into for each purpose will not exceed 5% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. Such transactions are subject to the limitations described above under "Restrictions on the Use of Futures Contracts and Related Options" and "Interest Rate and Currency Swaps."

     REPURCHASE AGREEMENTS are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. Pursuant to such agreements, the Fund acquires securities from financial institutions as are deemed to be creditworthy by the Investment Adviser, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent non-U.S. system. The seller, under a repurchase agreement, will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements may be considered to be loans under the Investment Company Act.

     A Fund's custodian is required to take possession of the securities subject to repurchase agreements. The Investment Adviser or the custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

     REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements, which involve the sale of a security by a Fund and its agreement to repurchase the security (or, in the case of mortgage-backed securities, substantially similar but not identical securities) at a specified time and price. A Fund will maintain in a segregated account with its custodian cash, U.S. Government securities or other appropriate liquid securities in an amount sufficient to cover its obligations under these agreements with broker-dealers (no such collateral is required on such agreements with banks).

     WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. Each Fund may purchase securities on a "when-issued," forward commitment or delayed settlement basis. In this event, a Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

     The Funds do not intend to engage in these transactions for speculative purposes, but only in furtherance of their investment objectives. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Investment Adviser to manage it may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceed 15% of the value of its net assets.

     When a Fund engages in when-issued, forward commitments and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

     BORROWING. Each Fund may borrow money through various techniques. All borrowings by a Fund cannot exceed one-third of a Fund's total assets.

     The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of a Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing remain fixed by the terms of the Fund's agreement with its lender, the asset value per share of the Fund tends to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

     SHORT SALES. The Funds may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange or other securities they own (referred to as short sales "against the box") and short sales of securities which they do not own or have the right to acquire.

     In a short sale that is not "against the box," a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

     Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share tends to increase more when the securities it has sold short increase in value, than would otherwise be the case if it had not engage in such short sale. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     As a matter of policy, the Trust's Board of Trustees has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.

     ILLIQUID SECURITIES. Illiquid securities are securities which are not readily marketable within seven days and repurchase agreements having a maturity of longer than seven days. The Fund might be unable to dispose of the securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, non-U.S. securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Trust's Board of Trustees has determined that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid. Investing in restricted securities eligible for resale under Rule 144A could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become uninterested in purchasing such securities.

     The International Systematic, Emerging Markets Opportunities, Global Select, International Growth, and International Growth Opportunities Funds may invest in non-U.S. securities that are restricted against transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than non-U.S. securities of the same class that are not subject to such restrictions. The Funds treat these type of non-U.S. securities whose principal market is abroad as liquid securities.

                                 DIVERSIFICATION

     Each Fund is "diversified" within the meaning of the Investment Company Act. In order to qualify as diversified, a Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by: (1) cash and cash items, Government securities and securities of other investment companies; and (2) other securities except that the Fund may not invest more than 5% of its total assets in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer.

                             INVESTMENT RESTRICTIONS

     The Trust, on behalf of the Funds, has adopted the following fundamental policies that cannot be changed without the affirmative vote of a majority of the outstanding shares of the appropriate Fund (as defined in the Investment Company Act).

     All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

     The investment objective of each Fund is a fundamental policy. In addition, no Fund:

          1. May invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of a Fund's total assets may be invested without regard to this restriction and a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction also does not apply to investments by a Fund in securities of the U.S. Government or any of its agencies or instrumentalities.

          2. May purchase more than 10% of the outstanding voting securities, or of any class of securities, or any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

          3. May invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction does not apply to investments by a Fund in securities of the U.S. Government or its agencies and instrumentalities.

          4. May purchase or sell real estate. However, a Fund may invest in securities secured by, or issued by companies that invest in, real estate or interest in real estate.

          5. May make commercial loans of money, except that a Fund may purchase debt instruments and certificates of deposit and enter into repurchase agreements. Each Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets.

          6. May borrow money on a secured or unsecured basis, provided that, pursuant to the Investment Company Act, a Fund may borrow money if the borrowing is made from a bank or banks and only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowings).

          7. May pledge or in any way transfer as security from indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 6 above. This restriction shall not prohibit the Funds from engaging in options, futures and non-U.S. currency transactions.

          8. May underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act in selling portfolio securities.

          9. May invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid.

          10. May purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

          11. May engage in short sales (other than the U.S. Systematic MidCap Growth, U.S. Emerging Growth, U.S. Small Cap Value, International Growth, International Growth Opportunities, U.S. High Yield Bond, Emerging Markets Opportunities, International Systematic and Global Select), except that a Fund may use such short-term credits as are necessary for the clearance of transactions.

          12.  May invest in securities of other investment companies, except
               (a) that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with the same investment objective, policies and restrictions as the Fund; (b) in compliance with the

               Investment Company Act; or (c) as part of a merger, consolidation, acquisition or reorganization involving the Fund.

          13. May issue senior securities, except that a Fund may borrow money as permitted by restrictions 6 and 7 above. This restriction shall not prohibit the Funds from engaging in short sales, options, futures and non-U.S. currency transactions.

          14. May enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that a Fund may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission.

          15. May purchase or write options on securities, except for hedging purposes (except in the case of the U.S. Small Cap Value, U.S. Systematic MidCap Growth, International Systematic, Global Select and Emerging Markets Opportunities, which may do so for non-hedging purposes) and then only if (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets; (ii) aggregate premiums on put options purchased by a Fund do not exceed 5% of its net assets; (iii) not more than 25% of a Fund's net assets would be hedged; and (iv) not more than 25% of a Fund's net assets are used as cover for options written by the Fund.

                             OPERATING RESTRICTIONS

     As a matter of operating (not fundamental) policy adopted by the Board of Trustees of the Trust, no Fund:

          1. May invest in interest in oil, gas or other mineral exploration or development programs or leases, or real estate limited partnerships, although a Fund may invest in the securities of companies which invest in or sponsor such programs.

          2. May lend any securities from its portfolio unless the value of the collateral received therefore is continuously maintained in an amount not less than 102% of the value of the loaned securities by marking to market daily.

                         PRINCIPAL HOLDERS OF SECURITIES

     As of October 31, 2005 the following persons held of record more than 5% of the outstanding shares of the Funds:

FUND                          % OWNERSHIP   SHAREHOLDER
GLOBAL SELECT CLASS I         18.84%        SD TRANSIT CORP PENSION, PO BOX 85484, SAN DIEGO, CA 92186
                              16.67%        CHARLES SCHWAB & CO INC, 101 MONTGOMERY STREET, 11TH FLOOR,
                                            SAN FRANCISCO, CA 94104
                              10.82%        M J MURDOCK CHARITABLE TRUST, PO BOX 1618, VANCOUVER, WA 98660
                              6.52%         CATHOLIC CHURCH INSURANCES LIMITED, 324 ST KILDA RD LEVEL 6,
                                            MELBOURNE 3001, AUSTRALIA 010
GLOBAL SELECT CLASS II        54.67%        WAKE FOREST UNIVERSITY, PO BOX 7354, WINSTON SALEM, NC 27109
                              44.14%        BUSS QUEENSLAND PTY LTD FBO BUSS QUEENSLAND POOLED, PO BOX 902,
                                            SPRING HILL QNLND, AUSTRALIA 010
EMERGING MARKETS              36.79%        ALLIANZ DRESDNER ASSET MANAGEMENT, 888 SAN CLEMENTE DR STE 100,
OPPORTUNITIES CLASS I                       NEWPORT BEACH, CA 92660
                              15.81%        HF INVESTMENT LTD PARTNERSHIP, PO BOX 92956, CHICAGO, IL 60675
                              12.22%        LEUTHOLD CORE INVESTMENT FUND, 100 N SIXTH ST SUITE 412 A,
                                            MINNEAPOLIS, MN 55403
                              7.82%         UNIVERSITY OF BRITISH COLUMBIA STAFF PENSION PLAN
                                            1188-1055 WEST HASTINGS, VANCOUVER, BC V6E 2E9, CANADA 033
EMERGING MARKETS              40.60%        LAUER & CO, PO BOX 58997, PHILADELPHIA, PA 19102
OPPORTUNITIES CLASS II        10.47%        HORACIO VALEIRAS AND AMY T VALEIRAS, 7650 EXCHANGE PL,
                                            LA JOLLA, CA 92037
                              8.68%         PETER J JOHNSON, PO BOX 8587, RANCHO SANTA FE, CA 92067

                              8.29%         CHARLES W MAHER AND LESLIE A MAHER, 15050 SADDLEBROOK LN,
                                            POWAY, CA 92064
                              8.13%         THE GLENMEDE CO SAVINGS & INV PLAN, PO BOX 48529,
                                            ATLANTA, GA 30362
                              6.46%         MARNA C WHITTINGTON, 2959 BARLEY MILL RD, YORKLYN, DE 19736
INTERNATIONAL GROWTH          33.65%        PACIFIC LIFE INSURANCE CO EMPLOYEES RETIREMENT PLAN TRUST,
FUND CLASS I                                801 PENNSYLVANIA, KANSAS CITY, MO 64105
                              18.23%        SCHOOL SISTERS OF NOTRE DAME, PO BOX 1533,
                                            MINNEAPOLIS, MN 55485
                              12.16%        BINGHAM MCCUTCHEN LLP PARTNER RETIREMENT, 200 NEWPORT AVE,
                                            N QUINCY, MA 02171
                              8.38%         CHARLES SCHWAB & CO INC, 101 MONTGOMERY STREET, 11TH FLOOR,
                                            SAN FRANCISCO, CA 94104
                              5.16%         CALIFORNIA RACE TRACK ASSOCIATION, 801 PENNSYLVANIA,
                                            KANSAS CITY, MO 64105
INTERNATIONAL GROWTH          100.00%       AGENT OMNIBUS, 135 SANTILLI HWY, EVERETT, MA 02149
FUND CLASS R
INTERNATIONAL GROWTH          100.00%       UNIVERSITY OF BRITISH COLUMBIA, 1188 - 1055 WEST HASTINGS,
FUND CLASS III                              VANCOUVER, BC V6E 2E9, CANADA 033
INTERNATIONAL GROWTH          99.88%        CATHOLIC HEALTHCARE PARTNERS RETIR TRUST, 615 ELSINORE PL, FUND
CLASS IV                                    CINCINNATI, OH 45202
INTERNATIONAL GROWTH          21.83%        CHARLES SCHWAB & CO INC, 101 MONTGOMERY STREET, 11TH FLOOR,
OPPORTUNITIES CLASS I                       SAN FRANCISCO, CA 94104
                              13.37%        WELLS FARGO BANK NA, WORLDSPAN LP, PO BOX 1533,
                                            MINNEAPOLIS, MN 55480
                              11.39%        MCM COMPANY, PO BOX 85484, SAN DIEGO, CA 92186
                              7.89%         CAPINCO, PO BOX 1787, MILWAUKEE, WI 53201
                              5.05%         LASALLE BANK, PO BOX 1443, CHICAGO, IL 60690
INTERNATIONAL GROWTH          48.31%        UNIVERSITY OF B C CANADA ENDOWMENT FUND, 1188 - 1055 WEST HASTINGS,
OPPORTUNITIES CL II                         VANCOUVER, BC V6E 2E9, CANADA 033
                              28.48%        NATIONAL FUEL GAS CO RTMT TRUST, PO BOX 92956, CHICAGO, IL 60675
                              23.14%        COVENANT MINISTRIES OF BENEVOLENCE, 5145 W CALIFORNIA,
                                            CHICAGO, IL 60625
INTERNATIONAL ALL CAP         44.21%        COVENANT MINISTRIES OF BENEVOLENCE, ATTENTION: PHIL MELCHERT,
GROWTH FUND CLASS I                         TRUSTEE, 5145 NO. CALIFORNIA AVE, CHICAGO, IL 60625-3661
                              36.22%        EVANGELICAL COVENANT CHURCH, ATTENTION: PHIL MELCHERT, TRUSTEE,
                                            5145 NO. CALIFORNIA AVE, CHICAGO, IL 60625-3661
                              12.81%        ENVIRONMENT NOW, 450 NEWPORT CENTER DR., SUITE 450, NEWPORT BEACH,
                                            CA 92660-7620
US SYSTEMATIC LARGE CAP       79.82%        M J MURDOCK CHARITABLE TRUST, PO BOX 1618,
GROWTH CLASS I                              VANCOUVER, WA 98660
US SYSTEMATIC LARGE CAP       99.16%        AGENT OMNIBUS, 135 SANTILLI HWY, EVERETT, MA 02149
GROWTH CLASS R
U.S. EMERGING GROWTH CLASS I  49.15%        OMRF DC AGR, PO BOX 160, WESTERVILLE, OH 43081
                              22.98%        CHARLES SCHWAB & CO INC, 101 MONTGOMERY STREET, 11TH FLOOR,
                                            SAN FRANCISCO, CA 94104
                              21.15%        SEI PRIVATE TRUST CO, 1 FREEDOM VALLEY DR, OAKS, PA 19456
U.S. EMERGING GROWTH          100.00%       AGENT OMNIBUS, 135 SANTILLI HWY, EVERETT, MA 02149
CLASS R
U.S. MINI CAP GROWTH          42.58%        LYNDE & HARRY BRADLEY FDN, PO BOX 92956, CHICAGO, IL 60675
FUND CLASS I
                              18.82%        CHARLES SCHWAB & CO INC, 101 MONTGOMERY STREET, 11TH FLOOR,
                                            SAN FRANCISCO, CA 94104
                              10.60%        WABANC & CO., PO BOX 2977, MILWAUKEE, WI 53201
                              5.92%         DALLAS MUSEUM OF ART, PO BOX 92956, CHICAGO, IL 60675
                              5.29%         WATRUST & CO, PO BOX 2977, MILWAUKEE, WI 53201
U.S. MINI CAP GROWTH          98.25%        M J MURDOCK CHARITABLE TRUST, PO BOX 1618, VANCOUVER, WA 98660
FUND CLASS II
U.S LARGE CAP VALUE CLASS I   27.92%        CHARLES SCHWAB & CO INC, 101 MONTGOMERY STREET, 11TH FLOOR,
                                            SAN FRANCISCO, CA 94104

                              12.64%        S DAKOTA HIGHER ED SAVINGS TR TRST CORE EQUITY, 801 PENNSYLVANIA,
                                            KANSAS CITY, MO 64105
                              11.73%        S DAKOTA HIGHER ED SAVINGS TR TRST 9 13 YEARS, 801 PENNSYLVANIA,
                                            KANSAS CITY, MO 64105
                              10.61%        S DAKOTA HIGHER ED SAVINGS TR TRST, 801 PENNSYLVANIA,
                                            KANSAS CITY, MO 64105
                              9.93%         PLUMBERS LOCAL UNION 93 TRST, PO BOX 92956, CHICAGO, IL 60675
                              7.80%         S DAKOTA HIGHER ED SAVINGS TR TRST, 801 PENNSYLVANIA,
                                            KANSAS CITY, MO 64105
                              7.24%         MITRA & CO, 1000 N WATER ST, MILWAUKEE, WI 53202
U.S LARGE CAP VALUE           99.88%        AGENT OMNIBUS, 135 SANTILLI HWY, EVERETT, MA 02149
CLASS R
U.S SMALL CAP VALUE           36.94%        CHARLES SCHWAB & CO INC, 101 MONTGOMERY STREET, 11TH FLOOR,
FUND CLASS I                                SAN FRANCISCO, CA 94104
                              6.85%         PACIFIC LIFE INSURANCE CO EMPLOYEES RETIREMENT PLAN TRUST,
                                            801 PENNSYLVANIA, KANSAS CITY, MO 64105
                              6.63%         NORTHERN CALIFORNIA TILE DEFINED BENEFIT PENSION PLAN,
                                            777 DAVIS ST, SAN FRANCISCO, CA 94111
                              5.11%         MITRA & CO, 1000 N WATER ST, MILWAUKEE, WI 53202
                              5.06%         PLUMBERS & PIPEFITTERS LOCAL 172, 2111 W LINCOLN HWY,
                                            MERRILLVILLE, IN 46410
U.S. SMALL CAP VALUE FUND     100.00%       ENERGY WEST RETIREMENT SAVINGS PLAN, PO BOX 105779,
CLASS R                                     ATLANTA, GA 30348
U.S. SMALL CAP VALUE FUND     39.35%        W MICHIGAN PLUMBERS FITTERS & SERVICE TRADES 174 PENSION FUND,
CLASS II                                    2111 W LINCOLN HWY, MERRILLVILLE, IN 46410
                              25.89%        CATHOLIC CHARITIES SINGLE LINE, PO BOX 92956, CHICAGO, IL 60675
                              19.46%        DUPAGE COUNTY CEMENT MASONS, 240 W ST CHARLES RD,
                                            VILLA PARK, IL 60181
                              14.32%        CATHOLIC CHARITIES ENDOWMENT, PO BOX 92956, CHICAGO, IL 60675
U.S CONVERTIBLE FUND CLASS I  41.30%        DINGLE & CO, PO BOX 75000, DETROIT, MI, 48275
                              27.72%        CITY OF ROANOKE PENSION PLAN, 1 ENTERPRISE DR,
                                            WILLARD BUILDING FL 3C, QUINCY, MA 02171
                              6.44%         M J MURDOCK CHARITABLE TRUST, PO BOX 1618, VANCOUVER, WA 98660
                              6.41%         EX-STUDENTS ASSOCIATION OF THE UNIVERSITY OF TEXAS, PO BOX 7278,
                                            AUSTIN, TX 78713
U.S HIGH YIELD BOND CLASS I   24.70%        CHARLES SCHWAB & CO INC, 101 MONTGOMERY STREET, 11TH FLOOR,
                                            SAN FRANCISCO, CA 94104
                              12.83%        MUNICIPAL EMPLOYEES BENEFIT FUND, 2390 E CAMELBACK RD STE 240,
                                            PHOENIX, AZ 85016
                              12.34%        KEY BANK VIAHEALTH RET DOM TRST, PO BOX 94871, CLEVELAND, OH 44101
                              11.06%        S D WARREN COMPANY, 225 FRANKLIN ST, BOSTON, MA 02110
                              6.57%         FIDELITY INVESTMENTS INSTITUTIONAL FOR OPERATIONS CO INC,
                                            100 MAGELLAN WAY KW1C, COVINGTON, KY 41015
U.S HIGH YIELD BOND CLASS II  99.54%        MINNESOTA LIFE INSURANCE COMPANY, 400 ROBERT ST N,
                                            SAINT PAUL, MN 55101
US SYSTEMATIC MIDCAP          43.12%        M J MURDOCK CHARITABLE TRUST, PO BOX 1618, VANCOUVER, WA 98660
GROWTH CLASS I
                              41.57%        ALLIANZ DRESDNER ASSET MANAGEMENT, 888 SAN CLEMENTE DR STE 100,
                                            NEWPORT BEACH, CA 92660
US SYSTEMATIC MIDCAP          25.36%        PERKINS TIMBERLAKE COMPANY, 2304 MIDWESTERN PKWY STE 200,
GROWTH CLASS IV                             WICHITA FALLS, TX 76308
                              16.88%        HORACIO VALEIRAS AND AMY T VALEIRAS, 7650 EXCHANGE PL,
                                            LA JOLLA, CA 92037
                              10.13%        PETER J JOHNSON, PO BOX 8587, RANCHO SANTA FE, CA 92067
                              6.75%         MARNA C WHITTINGTON, 2959 BARLEY MILL RD, YORKLYN, DE 19736
                              6.37%         CHARLES W MAHER AND LESLIE A MAHER, 15050 SADDLEBROOK LN,
                                            POWAY, CA 92064
                              5.85%         E B MOORE JR, 14389 CAMINITO LAZANJA, SAN DIEGO, CA 92127

                         TRUSTEES AND PRINCIPAL OFFICERS

     The business of the Funds is managed by the Trustees of the Trust who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Information pertaining to the Trustees and Officers of the Funds are set forth in the following tables. Three of the officers and one Trustee of the Trust are also officers of the Investment Adviser, or officers of the Funds' Distributor, Nicholas-Applegate Securities. Trustees who are not deemed to be "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act") are referred to as "Independent Trustees". Trustees who are deemed to be "interested persons" of the Funds are referred to as "Interested Trustees". "Fund Complex" consists of the Funds and any other investment companies managed by Nicholas-Applegate Capital Management.

     The names, addresses and ages of the Trustees and principal officers of the Trust, including their positions and principal occupations during the past five years, are shown below.

                                                                                          NUMBER OF
                                                 TERM OF                                 PORTFOLIOS
                                               OFFICE AND                                  IN FUND
                               POSITION(S)      LENGTH OF                                  COMPLEX
                                   HELD           TIME        PRINCIPAL OCCUPATION(S)      OVERSEEN       OTHER DIRECTORSHIPS
NAME ADDRESS(1) AND AGE         WITH FUND       SERVED(2)       DURING PAST 5 YEARS       BY TRUSTEE        HELD BY TRUSTEE
---------------------------   -------------   ------------   -------------------------   -----------   ---------------------------
INDEPENDENT TRUSTEES:

GEORGE F. KEANE (75)          Chairman of     Since May      President Emeritus and          14        Director, Bramwell
                              the Board       1999           founding Chief Executive                  Funds (since 1994);
                              (since 2004)                   Officer, The Common Fund                  Director, Longview Oil
                              and Trustee                    (1971-1993); and                          & Gas (since 2000);
                                                             Endowment Advisors                        Director, Security
                                                             (1987-1993)                               Capital U.S. Real
                                                             (organizations that                       Estate (since 1997);
                                                             provide investment                        Director, The Universal
                                                             management programs for                   Bond Fund (since 1997);
                                                             colleges and                              Director, Universal
                                                             universities);                            Stainless & Alloy
                                                                                                       Products Inc. (since
                                                                                                       1994); Director, United
                                                                                                       Water Services and
                                                                                                       affiliated companies
                                                                                                       (1996-2000); Director,
                                                                                                       and former Chairman of
                                                                                                       the Board, Trigen
                                                                                                       Energy Corporation
                                                                                                       (1994-2000); Trustee,
                                                                                                       Nicholas-Applegate
                                                                                                       Mutual Funds
                                                                                                       (1994-1999).

WALTER E. AUCH (83)           Trustee         Since May      Retired; prior thereto,         14        Trustee, LLBS Funds
                                              1999           Chairman and CEO of                       (since 1994) and
                                                             Chicago Board of Options                  Brinson Supplementary
                                                             Exchange (1979-1986);                     Trust (since 1997);
                                                             Senior Executive Vice                     Director, Thompson
                                                             President PaineWebber,                    Asset Management Corp
                                                             Inc.                                      (1987-1999); Director,
                                                                                                       Smith Barney Trak Fund
                                                                                                       (since 1992) and Smith
                                                                                                       Barney Advisors (since
                                                                                                       1992); Director, PIMCO
                                                                                                       Advisors L.P
                                                                                                       (1994-2001); Director,
                                                                                                       Banyon Realty Trust
                                                                                                       (1988-2002), Banyon
                                                                                                       Mortgage Investment
                                                                                                       Fund (1989-2002) and
                                                                                                       Banyon Land Fund II
                                                                                                       (since 1988); Director,
                                                                                                       Express America
                                                                                                       Holdings Corp
                                                                                                       (1992-1999); Director,
                                                                                                       Legend Properties, Inc.
                                                                                                       (1987-1999); Director,
                                                                                                       Senele Group (since
                                                                                                       1988); Director, Fort
                                                                                                       Dearborn Income
                                                                                                       Securities, Inc.
                                                                                                       (1987-1995); Trustee,
                                                                                                       Nicholas-Applegate
                                                                                                       Mutual Funds
                                                                                                       (1994-1999); Director,
                                                                                                       Geotek Industries, Inc.
                                                                                                       (1987-1998).

                                                                                          NUMBER OF
                                                 TERM OF                                 PORTFOLIOS
                                               OFFICE AND                                  IN FUND
                               POSITION(S)      LENGTH OF                                  COMPLEX
                                   HELD           TIME        PRINCIPAL OCCUPATION(S)      OVERSEEN       OTHER DIRECTORSHIPS
NAME ADDRESS(1) AND AGE         WITH FUND       SERVED(2)       DURING PAST 5 YEARS       BY TRUSTEE        HELD BY TRUSTEE
---------------------------   -------------   ------------   -------------------------   -----------   ---------------------------
DARLENE DEREMER (49)          Trustee         Since May      Partner, Grail Partners         14        Founding Member and
                                              1999           LLC (since 2005);                         Director, National
                                                             Managing Director Putnam                  Defined Contribution
                                                             Lovell NBF Private Equity                 Council (since 1997);
                                                             (2004-2005); Managing                     Trustee, Boston
                                                             Director, NewRiver                        Alzheimer's Association
                                                             E-Business Advisory                       (since 1998); Director,
                                                             Services Division                         King's Wood Montessori
                                                             (2000-2003); Prior to,                    School (since 1995);
                                                             President and Founder,                    Editorial Board,
                                                             DeRemer Associates, a                     National Association of
                                                             strategic and marketing                   Variable Annuities
                                                             consulting firm for the                   (since 1997); Director,
                                                             financial services                        Nicholas-Applegate
                                                             industry (since 1987);                    Strategic
                                                             Vice President and                        Opportunities, Ltd.
                                                             Director, Asset                           (1994-1997); Trustee,
                                                             Management Division,                      Nicholas-Applegate
                                                             State Street Bank and                     Mutual Funds
                                                             Trust Company, now                        (1994-1999); Director,
                                                             referred to as State                      Jurika & Voyles Fund
                                                             Street Global                             Group (since
                                                             Advisers (1982-1987); Vice                1994-2000); Trustee,
                                                             President, T. Rowe Price &                Bramwell Funds (since
                                                             Associates (1979-1982);                   2003); Director,
                                                             Member, Boston Club                       Independent Director
                                                             (since 1998); Member,                     Council (since 2004).
                                                             Financial Women's
                                                             Association Advisory
                                                             Board (since 1995);
                                                             Founder, Mutual Fund Cafe
                                                             Website

INTERESTED TRUSTEE:

HORACIO A. VALEIRAS (45)      President &     Since August   Managing Director (Since        14        Trustee, The Bishops
                              Trustee         2004           2004) and Chief                           School (Since 2002);
                                                             Investment Officer,                       Trustee, San Diego
                                                             Nicholas-Applegate                        Rowing Club (Since 2002)
                                                             Capital Management,
                                                             Nicholas-Applegate
                                                             Securities (since 2002);
                                                             Managing Director of
                                                             Morgan Stanley Investment
                                                             Management, London
                                                             (1997-2002); Head of
                                                             International Equity and
                                                             Asset Allocation,
                                                             Miller Anderson & Sherred;
                                                             Director and Chief of
                                                             International
                                                             Strategies, Credit Suisse
                                                             First Boston

PRINCIPAL OFFICERS

CHARLES H. FIELD, JR.(50)     Secretary and   Since May      General Counsel                 14
                              Chief           2002           Nicholas-Applegate
                              Compliance                     Capital Management,
                              Officer                        Nicholas-Applegate
                                                             Securities LLC,
                                                             Nicholas-Applegate Holdings
                                                             LLC and Nicholas-Applegate
                                                             Securities International
                                                             LDC (since February
                                                             2004), Deputy General
                                                             Counsel, Nicholas-Applegate
                                                             Capital Management, LLC
                                                             (1996-February 2004)

THOMAS MUSCARELLA (49)        Treasurer       Since May      Vice President, Director        14
                                              2005           of Mutual Fund Operations
                                                             (since 1998).

----------
(1)  Unless otherwise noted, the address of the Trustees and Officers is c/o:
     Nicholas-Applegate Capital Management, 600 West Broadway, 32nd Floor, San Diego, California 92101.

(2) Each Trustee serves for an indefinite term, until her or his successor is elected.

     Each Trustee of the Trust that is not an officer or affiliate of the Trust, the Investment Adviser or the Distributor receives an aggregate annual fee of $24,000 for services rendered as a Trustee of the Trust, $1,500 for each meeting attended ($500 per Committee meeting and $1,500 per in person special meeting attended). Each Trustee is also reimbursed for out-of-pocket expenses incurred as a Trustee.

     The following table sets forth the aggregate compensation paid by the Trust for the fiscal year ended March 31, 2005, to the Trustees who are not affiliated with the Investment Adviser and the aggregate compensation paid to such Trustees for service on the Trust's Board and that of all other funds in the "Fund Complex". The Funds have no retirement or pension plan for its Trustees.

                                                                                              TOTAL
                                                 PENSION OR                               COMPENSATION
                                                 RETIREMENT                                FROM TRUST
                            AGGREGATE         BENEFITS ACCRUED          ESTIMATED          AND TRUST
                          COMPENSATION           AS PART OF          ANNUAL BENEFITS         COMPLEX
NAME                       FROM TRUST          TRUST EXPENSES        UPON RETIREMENT     PAID TO TRUSTEE
----                      ------------        ----------------       ---------------     ---------------
Walter E. Auch              $ 35,000                None                   N/A            $ 35,000(13*)
Darlene DeRemer             $ 35,500                None                   N/A            $ 35,500(13*)
George F. Keane             $ 35,000                None                   N/A            $ 35,000(13*)

     *Indicates total number of funds in Trust complex.

                            STANDING BOARD COMMITTEES

     The Board of Trustees has established three standing committees in connection with the governance of the Funds--Audit Committee, Contract Committee and Nominating Committee.

     The function of the Audit Committee is oversight. Management (which generally means the appropriate officers of the Funds, and the Fund's Investment Adviser, administrator(s) and other key service providers (other than the independent registered public accounting firm ("Independent Auditors"))) is primarily responsible for the preparation of the financial statements of each Fund, and the Independent Auditors are responsible for auditing those financial statements. Management is also responsible for maintaining appropriate systems for accounting and "internal controls over financial reporting" (as such term is defined in Rule 30a-3 under the 1940 Act), and the Independent Auditors are primarily responsible for considering such internal controls over financial reporting in connection with their financial statement audits. While the Audit Committee has the duties and powers set forth in the Audit Committee Charter, the Audit Committee is not responsible for planning or conducting a Fund audit or for determining whether a Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

     The Audit Committee has, among other things, specific power and responsibility to: i) oversee the Funds' accounting and financial reporting processes and practices, its internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of key service providers; ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an Independent Auditor for the Funds prior to the engagement of such Independent Auditor; iii) pre-approve all audit and non-audit services provided to each Fund by its Independent Auditor, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee's responsibilities under the Securities Exchange Act of 1934 or applicable rules or listing requirements; and iv) pre-approve all non-audit services provided by a Fund's Independent Auditor to the Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee met four times during the fiscal year ended March 31, 2005.

     The Contract Committee consists of the three Independent Trustees, chaired by Ms. DeRemer. The responsibilities of this committee are to request and review such information as it believes is reasonably necessary to evaluate the terms of the investment advisory and distribution agreements, as well as the plans of distribution and the accounting and transfer agency agreement. The Contract Committee meets each year prior to the Board meeting at which these contracts are proposed to be renewed. The Committee is assisted by independent legal counsel in its deliberations. The Committee met once during the fiscal year ended March 31, 2005.

     The Nominating Committee consists of the three Independent Trustees, chaired by Mr. Auch. This committee interviews and recommends to the Board persons to be nominated for election as Trustees by the Fund's shareholders and selects and proposes nominees for election by the Board between annual meetings. This committee does not normally consider candidates proposed by shareholders for election as Trustees. The Nominating Committee also reviews the independence of Trustees currently serving on the Board and recommends to the Board Independent Trustees to be selected for membership on Board Committees. The Nominating Committee reviews compensation, expenses and compliance with the Trust's retirement policy. The Nominating Committee met once during the fiscal year ended March 31, 2005.

     The following table sets forth the dollar range of equity securities in the Funds beneficially owned by a Trustee and on an aggregate basis in all registered investment companies overseen by a Trustee in the Fund Complex as of December 31, 2005.

                          TRUSTEE SHARE OWNERSHIP TABLE

                                                                                        AGGREGATE DOLLAR RANGE OF
                                                                                      SECURITIES IN ALL REGISTERED
                                                                                          INVESTMENT COMPANIES
                                                               DOLLAR RANGE OF           OVERSEEN BY TRUSTEE IN
NAME OF TRUSTEE                        FUND                SECURITIES IN THE FUNDS           THE FUND COMPLEX
---------------            ------------------------------  -----------------------    ----------------------------
Walter E. Auch             U.S. Large Cap Value Fund          $10,001 - $50,000            $10,001 - $50,000

Darlene DeRemer            Global Select Fund                 $10,001 - $50,000            $50,001 - $100,000
                           U.S. Large Cap Value Fund          $10,001 - $50,000
                           U.S. Systematic MidCap Growth      $10,001 - $50,000

George F. Keane            Emerging Countries Fund            $10,001 - $50,000            $50,001 - $100,000
                           U.S. High Yield Bond Fund          $10,001 - $50,000

Horacio A. Valeiras        Emerging Markets Opportunities         $100,000+                     $100,000+
                           U.S. Systematic MidCap Growth          $100,000+

     As of December 31, 2004, no Independent Trustee, or his/her immediate family members owned beneficially or of record any class of securities in an Investment Adviser or principal underwriter of the Funds or a person (other than a registered investment company) directly or indirectly "controlling", "controlled by", or "under common control with" (within the meaning of the Investment Company Act) an Investment Adviser or principal underwriter of the Fund.
                               INVESTMENT ADVISER

     The Investment Adviser to the Trust is Nicholas-Applegate Capital Management, a limited liability company organized under the laws of Delaware, with offices at 600 West Broadway, 30th Floor, San Diego, California 92101.

     The Investment Adviser was organized in August 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation. On January 31, 2001, the Investment Adviser was acquired by Allianz of America, Inc. ("AZOA"). Allianz AG, the parent of AZOA, is a publicly traded German Aktiengesellschaft (a German publicly traded company), which, together with its subsidiaries, comprise one of the world's largest insurance group (the "Allianz Group"). As of December 31, 2005, Allianz Group currently has assets under management of approximately $578.2 billion. Allianz AG's address is: Koeniginstrasse 28, D-80802, Munich, Germany.

     Personnel of the Investment Adviser may invest in securities for their own accounts pursuant to a Code of Ethics that sets forth all employees' fiduciary responsibilities regarding the Funds, establishes procedures for personal investing, and restricts certain transactions. For example, personal trades of portfolio management and senior management personnel in most securities require pre-clearance, and participation in initial public offerings without the prior written approval of the Investment Adviser's Chief of Compliance or General Counsel is prohibited. In addition, there are restrictions on short-term trading by portfolio management personnel.

THE INVESTMENT ADVISORY AGREEMENT

     Under the Investment Advisory Agreement between Trust and the Investment Adviser with respect to the Funds, the Trust retains the Investment Adviser to manage the Funds' investment portfolios, subject to direction of the Trust's Board of Trustees. The Investment Adviser is authorized to determine which securities are to be bought or sold by the Funds and in what amounts.

     The Investment Advisory Agreement provides that the Investment Adviser will not be liable for any error of judgment or for any loss suffered by a Fund or the Trust in connection with the matters to which the Investment Advisory Agreement relates, except for liability resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the Investment Adviser's reckless disregard of its duties and obligations under the Investment Advisory Agreement. The Trust has agreed to indemnify the Investment Adviser against liabilities, costs and expenses that the Investment Adviser may incur in connection with any action, suit, investigation or other proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Investment Adviser in connection with the performance of its duties or obligations under the Investment Advisory Agreement or otherwise as Investment Adviser of the Trust. The Investment Adviser is not entitled to indemnification with respect to any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of its reckless disregard of its duties and obligations under the Investment Advisory Agreement.

     A discussion of the factors considered and the conclusions reached with regard to the Board of Trustees' approval of the Investment Advisory Agreement for the Funds' is included in the Funds' annual report to shareholders dated March 31, 2005.

     The investment management services furnished under the Advisory Agreement are not deemed exclusive and the Investment Adviser is free to furnish similar services to others and take investment action with respect to other accounts which is different from action taken in the Funds. The Investment Adviser also manages hedge funds that may sell securities short, including those securities the Funds may be holding long. The Portfolio Managers and traders for these hedge funds are not separated from the rest of the Investment Adviser's investment personnel and therefore have access to full information about the Investment Adviser's investment research and the investment decisions and strategies being employed for the Fund. These hedge funds pay the Investment Adviser management fees at rates comparable to those paid by the Funds and the Investment Adviser also receives a share of any profits earned by the hedge funds as incentive compensation. As a result, the Investment Adviser may have a conflict between their own interests and the interests of other Investment Adviser investment advisory clients in managing the portfolios of these hedge funds.

     The Investment Adviser cannot guarantee that trades for the portfolios of the Funds will not be different from or entered ahead of trades for other accounts managed by the Investment Adviser. However, the Investment Adviser has policies and procedures in place that prohibit an investment team from selling securities short in one account if those securities are held long in another account managed by that investment team. This limitation does not apply to exchange-traded funds.

     The amounts of the advisory fees earned by the Investment Adviser for the fiscal years ended March 31, 2003, 2004 and 2005, and the amounts of the reduction in fees and reimbursement of expenses by the Investment Adviser (or recoupment of fees previously deferred and expenses previously reimbursed) as a result of the expense limitations and fee waivers described in the Funds' prospectus under "Expense Waivers" were as follows:

                                 FOR YEAR ENDED
                                 MARCH 31, 2003

                                                                                 FEE REDUCTIONS AND
                                                                                       EXPENSE
            FUND                                                 ADVISORY FEES  (REIMBURSED)/RECOUPED
            ----                                                 -------------  ---------------------
            Global Select Fund                                       382,211           (79,024)
            International Growth Fund                              2,029,524          (323,971)
            International Growth Opportunities Fund                1,260,289          (121,571)
            U.S. Systematic Large Cap Growth Fund                    501,490          (132,913)
            U.S. Large Cap Value Fund                                323,095          (111,744)
            U.S. Small Cap Value                                     283,641           (64,482)
            U.S. Emerging Growth Fund                              1,199,215          (153,975)
            U.S. Mini Cap Growth Fund                                681,858           (70,863)
            U.S. Convertible Fund                                    576,042           (85,303)
            U.S. High Yield Bond Fund                                401,044          (142,663)

                                 FOR YEAR ENDED
                                 MARCH 31, 2004

                                                                                 FEE REDUCTIONS AND
                                                                                       EXPENSE
            FUND                                                 ADVISORY FEES  (REIMBURSED)/RECOUPED
            ----                                                 -------------  ---------------------
            Global Select Fund                                       581,752          (127,941)
            International Growth Fund                                570,969          (103,195)
            International Growth Opportunities Fund                  629,001            (8,626)
            U.S. Systematic Large Cap Growth Fund                    110,969           (61,912)
            U.S. Large Cap Value Fund                                111,524           (93,070)
            U.S. Small Cap Value                                     294,361            (3,592)
            U.S. Emerging Growth Fund                                327,827           (45,687)
            U.S. Mini Cap Growth Fund                                721,426           (50,837)
            U.S. Convertible Fund                                    255,212           (45,472)
            U.S. High Yield Bond Fund                                606,531          (373,589)

                                 FOR YEAR ENDED
                                 MARCH 31, 2005

                                                                                 FEE REDUCTIONS AND
                                                                                       EXPENSE
            FUND                                                 ADVISORY FEES  (REIMBURSED)/RECOUPED
            ----                                                 -------------  ---------------------
            Global Select Fund                                       798,321           (10,398)
            International Growth Fund                                551,614              (487)
            International Growth Opportunities Fund                  720,988                 -
            U.S. Systematic Large Cap Growth Fund                     57,137           (71,475)
            U.S. Large Cap Value Fund                                101,818          (112,644)
            U.S. Small Cap Value                                     568,883           (25,796)
            U.S. Emerging Growth Fund                                190,439           (44,599)
            U.S. Mini Cap Growth Fund                                789,585           (51,712)
            U.S. Convertible Fund                                    231,137           (33,451)
            U.S. High Yield Bond Fund                                735,619          (350,921)
            Emerging Markets Opportunities Fund                       73,646           (86,501)

               CUSTODIAN, FUND ACCOUNTING AGENT AND ADMINISTRATORS

FUND ADMINISTRATOR

     In addition to its services as Investment Adviser, the Investment Adviser serves as administrator (and is referred to in this capacity as the "Administrator") to the Funds pursuant to an administration agreement (the "Administration Agreement") with the Trust. The Administrator provides or procures administrative services to the Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services they require, and preparation of reports to the Trust's shareholders and regulatory filings. The Investment Adviser may retain affiliates to provide such services. In addition, the Administrator arranges at its own expense for the provision of legal, audit, custody, transfer agency and other services necessary for the ordinary operation of the Funds and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders. Under the Administration Agreement, the Administrator has agreed to provide or procure these services, and to bear these expenses, at the following annual rates for each Fund (each expressed as a percentage of the Fund's average daily net assets attributable to the indicated class or classes of shares on an annual basis):

                             ADMINISTRATIVE FEE RATE

FUND                                         CLASS I       CLASS II    CLASS III       CLASS IV      CLASS R
----                                         -------       --------    ---------       --------      -------
US Mini Cap Growth                            0.56           0.31         0.41            N/A           N/A
US Emerging Growth                            0.45           0.30          N/A            N/A          0.45
US Small Cap Value                            0.55           0.45          N/A            N/A          0.55
US Large Cap Value                            0.36           0.21          N/A            N/A          0.36

FUND                                        CLASS I       CLASS II     CLASS III       CLASS IV      CLASS R
----                                        -------       --------     ---------       --------      -------
US Systematic Large Cap Growth                0.67           0.52          N/A            N/A          0.67
US Convertible                                0.47           0.37          N/A            N/A           N/A
US Systematic SMID Growth                     0.63           0.43          N/A            N/A          0.63
Global Select                                 0.50           0.45          N/A            N/A          0.50
International Growth                          0.89           0.49          N/A            N/A          0.89
International Growth Opportunities            0.72           0.57         0.52           0.47           N/A
International All-Cap Growth                  0.30           0.15          N/A            N/A          0.30
Emerging Markets Opportunities                0.65           0.50          N/A            N/A          0.65
International Systematic                      0.50           0.35          N/A            N/A          0.50
US High Yield Bond                            0.23           0.18          N/A            N/A          0.23

     The Administration Agreement includes a plan adopted in conformity with Rule 12b-1 which provides for the payment of up to AN ADDITIONAL 0.25% for Class R shares as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class R shares. THEREFORE, THE ADMINISTRATIVE FEE RATE FOR CLASS R SHARES OF THE FUND IS 0.25% GREATER THAN THE FEE SET FORTH ABOVE.

     Except for the expenses paid by the Administrator, the Trust bears all costs of its operations. The Trust is responsible for the following expenses:
(i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of the Investment Adviser (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction and investment-related expenses;
(iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Investment Adviser or the Trust, and any counsel retained exclusively for their benefit ("disinterested Trustees' expenses"); (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principals; and
(viii) any expenses allocated or allocable to a specific class of shares ("Class-specific expenses").

     Class-specific expenses include distribution and/or service fees payable with respect to the Class I, II, III and R shares and administrative fees as described above, and may include certain other expenses as permitted by the Trust's Multi-Class Plan (the "Multi-Class Plan") adopted pursuant to Rule 18f-3 under the 1940 Act, which is subject to review and approval by the Trustees. It is not presently anticipated that any expenses other than distribution and/or service fees and administrative fees will be allocated on a class-specific basis.

     The Administration Agreement may be terminated by the Trust at any time by vote of (1) a majority of the Trustees; and (2) by a majority of the Trustees who are not interested persons of the Trust or the Investment Adviser; or (2) a majority of the outstanding voting securities of the Trust, on 60 days' written notice to the Investment Adviser.

     Under the Administration Agreement, the Administrator or an affiliate may pay financial service firms a portion of the Class R administration fees in return for the firms' services (normally not to exceed an annual rate of 0.25% of a Fund's average daily net assets attributable to Class R shares purchased through such firms). The Administration Agreement includes a plan specific to Class R shares which has been adopted in conformity with the requirements set forth under Rule 12b-1 of the 1940 Act to allow for payment of up to 0.25% per annum of the Class R administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class R shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class R shares and/or the provision of shareholder services. See "Distribution of Trust Shares--Plan for Class R Shares."

     For the fiscal years ended June 30, 2005, June 30, 2004 and June 30, 2003, the aggregate amount of the administration fees paid by the Funds was as follows (those Funds which have only recently commenced operations and did not pay administrative fees during the periods shown are not included).

               AGGREGATE AMOUNTS TO BE ADDED IN DEFINITIVE FILING

     The Custodian, Fund Accounting and Administrator Agent for the Trust is Brown Brothers Harriman & Co., Private Bankers ("BBH"), a New York Limited Partnership established in 1818. BBH has offices worldwide and provides services to the Trust from its offices located at 40 Water Street, Boston, Massachusetts 02109. As Custodian, Administrator and Fund Accounting Agent, BBH is responsible for the custody of the Trust's portfolio securities and cash, maintaining the financial and accounting books and records of the Trust, computing the Trust's net asset value per share and providing the administration services required for the daily business operations of the Trust.

              TRANSFER AND DIVIDEND DISBURSING AGENT, LEGAL COUNSEL
                AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     UMB Fund Services, Inc., 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233-2301, serves as the Transfer Agent and as the Dividend Disbursing Agent for the Funds. The Transfer Agent provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, and related functions. The Dividend Disbursing Agent provides customary dividend disbursing services to the Trust, including payment of dividends and distributions and related functions.

     Kirkpatrick and Lockhart, LLP, Four Embarcadero Center, 10th Floor, San Francisco, CA 94111, serves as legal counsel to the Independent Trustees of the Trust.

     PricewaterhouseCoopers LLP, 350 South Grand Avenue, 49th Floor, Los Angeles, California 90071, serves as the independent registered public accounting firm for the Trust, and in that capacity audits the annual financial statements of the Trust.

                                   DISTRIBUTOR

     Nicholas-Applegate Securities (the "Distributor"), 600 West Broadway, Suite 2900, San Diego, CA 92101, is the principal underwriter and distributor for the Trust and, in such capacity, is responsible for distributing shares of the Funds. The Distributor is a limited liability company organized under the laws of Delaware to distribute shares of registered investment companies. Its general partner is Nicholas-Applegate Holdings, LLC, the general partner of the Investment Adviser.

     Pursuant to its Distribution Agreement with the Trust, the Distributor has agreed to use its best efforts to effect sales of the Funds, but is not obligated to sell any specified number of shares. The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Investment Advisory Agreement discussed above. The minimum assets for investors in the Funds may be waived from time to time. Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act.

                            SHAREHOLDER SERVICE PLAN

     The Trust has also adopted a Shareholder Service Plan. Under the Shareholder Service Plan, the Distributor is compensated at the annual rate of up to 0.25% of the average daily net assets of each Fund.

     Support services include, among other things, establishing and maintaining accounts and records relating to their clients that invest in Fund shares; processing dividend and distribution payments from the Funds on behalf of clients; preparing tax reports; arranging for bank wires; responding to client inquiries concerning their investments in Funds shares; providing the information to the Fund's necessary for accounting and subaccounting; preparing tax reports, forms and related documents; forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to clients; assisting in processing exchange and redemption requests from clients; assisting clients in changing dividend options, account designations and addresses; and providing such other similar services.

     Pursuant to the Shareholder Service Plan, the Board of Trustees reviews, at least quarterly, a written report of the service expenses incurred on behalf of the Funds by the Distributor. The report includes an itemization of the service expenses and the purposes of such expenditures.

     The Shareholder Service Plan continues in effect from year to year, provided that each such continuance is approved at least annually by vote of the Board of Trustees of the Trust, including a majority of the Trustees who have no direct or indirect financial interest in the operation of the Shareholder Service Plan or in any agreement related to the Shareholder Service Plan (the "Independent Trustees'), cast in person at a meeting called for the purpose of voting on such continuance. The Shareholder Service Plan may be amended at any time by the Board, provided that any material amendments of the terms of the Plan will become effective only upon the approval by majority of the Board and a majority of the Independent Trustees pursuant to a vote cast in person at a meeting called for the purpose of voting on the Plan. The Shareholder Service Plan may be terminated with respect to any Fund or class any time, without penalty, by the Board.

                                DISTRIBUTION PLAN

     Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board of Trustees has adopted such a plan (the "Distribution Plan") with respect to Class R shares pursuant to which the Fund compensates the Distributor for expenses incurred, and services and facilities provided, by the Distributor in distributing shares of the Fund on a monthly basis, at the annual rate of 0.25% of the average daily net assets of the Class R shares of the Fund. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. The Fund's Board of Trustees believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and the holders of its Class R shares.

     A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of Class R shares may bear pursuant to the Distribution Plan without the approval of the holders of such shares and that other material amendments of the Distribution Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote of the Board cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of Class R shares.

                              PORTFOLIO MANAGEMENT

COMPENSATION

     The following explains the compensation structure of each individual (as listed in the Prospectus) that shares primary responsibility for day-to-day portfolio management of the Funds (for the purposes of this section, "Portfolio Managers"):

     BASE SALARY. Each Portfolio Manager is paid a fixed base salary set at a competitive level, taking into consideration the Portfolio Manager's experience and responsibilities, as determined by the Investment Adviser.

     ANNUAL BONUS AND PROFIT SHARING OPPORTUNITY. Each Portfolio Manager's compensation is directly affected by the performance of the individual portfolios he or she manages, including each Fund; as well as the performance of the individual's portfolio management team and the overall success of the firm. Approximately 75% of each Portfolio Manager's bonus is based on one- and three-year annualized performance of client accounts under his or her management, with greater weight placed on three-year performance. This takes into account relative performance of the accounts to each account's individual benchmark (which includes the

Russell 1000 Growth Index, the Russell 1000 Value Index, the Russell 2000 Growth Index, the Russell 2000 value Index, the Russell 2000 value Index, the Russell 2500 Growth Index, the Russell 2500 Index, the Russell Mid-Cap Index, the S&P 500 Index, the S&P 400 Index, the MSCI EAFE Growth Index, the CSFB Convertible Index, the Merrill Lynch All Convertible All Quality Index, the Merrill Lynch High Yield Master II Index, the MSCI Emerging Markets Index and the MSCI World Index) (representing approximately one half of the calculation) and the accounts' peer rankings in institutional consultant universes (representing the other half). In the case of each Fund, the benchmark against which the performance of the Fund's portfolio will be compared for these purposes is indicated in the "Past Performance" sections of the prospectus. The remaining 25% of the bonus is based on a qualitative review and overall firm profitability. The qualitative review evaluates each NACM Portfolio Manager based on the individual's contribution to the implementation of the investment process of his or her accounts, including the Fund. The lead portfolio manager indicated for each Fund evaluates the other members of the portfolio management team. The Chief Investment Officer (Mr. Valeiras) evaluates the lead portfolio managers.

     Each NACM investment team has a profit-sharing plan. Each team receives a pool which is based on "EBITDA" (i.e., earnings before interest, taxes, depreciation and amortization) of the accounts managed by the team and is distributed subjectively. All team members are eligible. The Chief Investment Officer and lead portfolio manager determine allocations among the team. The profits to be allocated increase with the profitability of the applicable accounts.

     The Portfolio Managers are also eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.

OTHER ACCOUNTS MANAGED

     The following summarizes information regarding each of the accounts, excluding portfolios of the Funds, that were managed by Portfolio Managers as of March 31, 2005, including accounts managed by a team, committee, or other group that includes the Portfolio Manager.

                                     OTHER POOLED VEHICLES        OTHER ACCOUNTS               OTHER RICS
                                    ----------------------    ----------------------      ---------------------
PORTFOLIO MANAGER                     #     AUM($ MILLION)      #     AUM($ MILLION)       #     AUM($ MILLION)
-----------------                   ----    --------------    ----    --------------      ----   --------------
Linda Ba                              1          52            23         1,715             4           226
Douglas G. Forsyth, CFA               4         463            24         5,063             -             -
Rebecca K. Hagstrom                   1          52            23         1,715             4           226
Christopher A. Herrera                1          52            23         1,715             4           226
Justin Kass, CFA                      4         463            24         5,063             -             -
Pedro Marcal                          1          52            23         1,715             4           226
John C. McCraw                        1           6            80         4,203             6           332
Nicholas Melhuish                     1          52            23         1,715             4           226
Stacey R. Nutt, Ph.D.                 1          12            82         3,048             1            86
David J. Pavan, CFA                   1          12            82         3,048             1            86
Travis T. Prentice                    1           6            80         4,203             6           332
Stephen Sexauer                       1           6            80         4,203             6           332
William L. Stickney                   4         463            24         5,063             -             -
Mark W. Stuckelman                    1           6            80         4,203             6           332
Horacio A. Valeiras, CFA              7         533           209        14,029            11           644
David Vaughn, CFA                     1          12            82         3,048             1            86
Todd N. Wolter, CFA                   1          12            82         3,048             1            86
Vincent Willyard                      -           -             2           170             1            38

ACCOUNTS AND ASSETS FOR WHICH ADVISORY FEE IS BASED ON PERFORMANCE

                                    OTHER POOLED VEHICLES         OTHER ACCOUNTS
                                   -----------------------    ----------------------
PORTFOLIO MANAGER                     #    AUM($ MILLION)       #     AUM($ MILLION)
-----------------                  ------  ---------------    -----   --------------
Linda Ba                              -           -             -             -
Douglas G. Forsyth, CFA               2          29             -             -
Rebecca K. Hagstrom                   -           -             -             -
Christopher A. Herrera                -           -             -             -
Justin Kass, CFA                      2          29             -             -
Pedro Marcal                          -           -             -             -
John C. McCraw                        1           6             3           136
Nicholas Melhuish                     -           -             -             -
Stacey R. Nutt, Ph.D.                 -           -             2             7
David J. Pavan, CFA                   -           -             2             7
Travis T. Prentice                    1           6             3           136
Stephen Sexauer                       1           6             3           136
William L. Stickney                   2          29             -             -
Mark W. Stuckelman                    1           -             3           136
Horacio A. Valeiras, CFA              3          35             5           143
David Vaughn, CFA                     -           -             2             7
Todd N. Wolter, CFA                   -           -             2             7
Vincent Willyard                      -           -             -             -

OWNERSHIP OF SECURITIES

     The table below indicates the dollar range of securities in each Fund beneficially owned by the Portfolio Manager indicated, as of March 31, 2005 (excluding ownership through the Investment Adviser's 401(k) plan):

      PORTFOLIO MANAGER                        DOLLAR RANGE OF EQUITY SECURITIES IN MANAGED FUNDS
      -----------------                -------------------------------------------------------------------
      Linda Ba                         None
      Douglas G. Forsyth, CFA          U.S. High Yield Bond Class II                  $50,001 - $100,001
      Rebecca K. Hagstrom              None
      Christopher A. Herrera           None
      Justin Kass, CFA                 None
      Pedro Marcal                     Global Select Class II                         $50,001 - $100,001
                                       Emerging Markets Opportunities Class I          $10,001 - $50,000
                                       U.S. Large Cap Value Class I                    $10,001 - $50,000
      John C. McCraw                   None
      Nicholas Melhuish                Global Select Class II                         $50,001 - $100,001
                                       Emerging Markets Opportunities Class I          $10,001 - $50,000
      Stacey R. Nutt, Ph.D.            U.S. Systematic MidCap Growth                   $10,001 - $50,000
      David J. Pavan, CFA              None
      Travis T. Prentice               Global Select Class I                             $1 - $10,000
                                       U.S. Systematic Large Cap Growth Class I          $1 - $10,000
                                       U.S. Emerging Growth Class I                      $1 - $10,000
      Stephen Sexauer                  None
      William L. Stickney              None
      Mark W. Stuckelman               Emerging Markets Opportunities Class I            $1 - $10,000
                                       Global Select Class II                          $10,001 - $50,000
                                       Emerging Markets Opportunities Class II         $10,001 - $50,000
                                       U.S. Large Cap Value Class I                    $10,001 - $50,000
      Horacio A. Valeiras, CFA         Emerging Markets Opportunities Class I         $100,001 - $500,000
                                       U.S. Systematic MidCap Growth                  $100,001 - $500,000
      David Vaughn, CFA                None
      Todd N. Wolter, CFA              None

POTENTIAL CONFLICTS OF INTEREST

     Like other investment professionals with multiple clients, a Portfolio Manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Investment Adviser believes are faced by investment professionals at most major financial firms. The Investment Adviser and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

     - The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

     - The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

     - The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

     A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a Portfolio Manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Adviser's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold--for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

     "Cross trades," in which one Investment Adviser account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Investment Adviser and the Board of Trustees have adopted compliance procedures that provide that any transactions between the Funds and another Investment Adviser-advised account are to be made at an independent current market price, as required by law.

     Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a Portfolio Manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a Portfolio Manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

     A Fund's Portfolio Manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular Portfolio Manager have different investment strategies.

     A Fund's Portfolio Manager(s) may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide Portfolio Managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the Portfolio Manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a Portfolio Manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Funds and/or accounts that he or she manages. See "Portfolio Transactions and Brokerage".

     A Fund's Portfolio Manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund's Portfolio Manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. The Investment Adviser's investment personnel, including each Fund's Portfolio Manager, are subject to restrictions on engaging in personal securities transactions pursuant to the Codes of Ethics adopted by the Investment Adviser and the Funds, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. See "Code of Ethics".

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Trust's Board of Trustees, the Investment Adviser executes the Funds' portfolio transactions and allocates the brokerage business. In executing such transactions, the Investment Adviser seeks to obtain the best price and execution for the Funds, taking into account such factors as price, size of order, difficulty and risk of execution and operational facilities of the firm involved. Securities in which the Funds invest may be traded in the over-the-counter markets, and the Funds deal directly with the dealers who make the markets in such securities except in those circumstances where better prices and execution are available elsewhere. The Investment Adviser negotiates commission rates with brokers or dealers based on the quality or quantity of services provided in light of generally prevailing rates, and while the Investment Adviser generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commissions available. The Board of Trustees of the Trust periodically reviews the commission rates and allocation of orders.

     The Funds have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information and other research services and products to the Investment Adviser may receive orders for transactions by the Funds. Such information, services and products are those which brokerage houses customarily provide to institutional investors, and include items such as statistical and economic data, research reports on particular companies and industries, and computer software used for research with respect on investment decisions. Information, services and products so received are in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement, and the expenses of the Investment Adviser are not necessarily reduced as a result to the receipt of such supplemental information, service and products. Such information, services and products may be useful to the Investment Adviser in providing services to clients other than the Trust, and not all such information, services and products are used by the Investment Adviser, in connection with the Funds. Similarly, such information, services and products provided to the Investment Adviser by brokers and dealers through whom other clients of the Investment Adviser effect securities transactions may be useful to the Investment Adviser in providing services to the Funds. Except as otherwise provided herein, the use of commissions or "soft dollars" to pay for research products or services will fall within the safe harbor created by Section 28(e), research obtained with soft dollars generated by the Funds may be used by the Investment Adviser to service accounts other than the Fund. Section 28(e) does not provide a "safe harbor" with respect to transactions effected on a principal basis, or transactions effected in futures, currencies or certain derivative instruments. Except as noted below, where a product or service obtained with soft dollars provides both research and non-research assistance to the Investment Adviser, the Investment Adviser will make a reasonable allocation of the cost which may be paid for with soft dollars. Because many of these services and products could benefit the Investment Adviser, the Investment Adviser may have a conflict of interest in allocating a Fund's brokerage business, including an incentive to cause a Fund to effect more transactions than it otherwise might in order to obtain those benefits. The Investment Adviser may pay higher commissions on brokerage transactions for the Funds to brokers in order to secure the information, services and products described above, subject to review by the Trust's Board of Trustees from time to time as to the extent and continuation of this practice.

     The Funds have entered into an arrangement with various broker-dealers, under which, with respect to any brokerage transactions directed to these broker-dealers, the broker-dealers rebate on a trade-by-trade basis, a part of the brokerage commission paid, which is used to pay expenses of the Funds.

     Although the Investment Adviser makes investment decisions for the Trust independently from those of its other accounts, investment of the kind made by the Funds may often also be made by such other accounts. When the Investment Adviser buys and sells the same security at substantially the same time on behalf of the Funds and one or more other accounts managed by the Investment Adviser, the Investment Adviser allocates available investments by such means as, in its judgment, result in fair treatment. The Investment Adviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Funds and its other managed accounts, and the price paid to or received by the Funds and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Funds or the size of the position purchased or sold by the Funds.

     Securities trade in the over-the-counter market generally on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's commission or discount. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.

     Portfolio securities may not be purchased from any underwriting or selling syndicate of which Nicholas-Applegate Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act of 1940, as amended), except in accordance with rules of the Securities and Exchange Commission. This limitation, in the opinion of the Trust, will not significantly affect the Funds' ability to pursue their present investment objectives. However, in the future in other circumstances, the Funds may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitation.

     Subject to the above considerations, an affiliated broker may act as a securities broker or dealer for the Funds. In order for an affiliated broker to effect any portfolio transactions for the Funds, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other such brokers or dealers in connection with comparable transactions involving similar securities sold on an exchange during a comparable period of time. This standard would allow an affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or dealer in a commensurate arms-length transaction. Furthermore, the Board of Trustees, including a majority of the Trustees who are not "interested" Trustees, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to affiliates of the Funds are consistent with the foregoing standard.

     During the fiscal year ended March 31, 2005, the following funds acquired securities of their regular brokers and dealers (as defined in Rule 10b-1 under the Investment Company Act) or their parents: U.S. Small Cap Value Fund--Knight Trading Group, Inc. ($929,296); U.S. Large Cap Value Fund--Morgan Stanley Dean Witter & Co. ($1,110,650); Global Select Fund--Morgan Stanley Dean Witter & Co. ($1,677,425), UBS AG ($2,310,654); International Growth Fund--UBS AG ($2,313,704).

     The aggregate dollar amount of brokerage commission paid by the Funds during the last three fiscal years of the Trust were as follows:

                                                                           YEAR ENDED
                                                           --------------------------------------------------
            FUND                                           MARCH 31, 2005    MARCH 31, 2004    MARCH 31, 2003
            ----                                           --------------    --------------    --------------
            Global Select Fund                                  738,523         641,496            651,143
            International Growth                                890,159         836,746          1,617,467
            International Growth Opportunities Fund             461,162         459,814            598,224
            Emerging Market Opportunities Fund                   45,774         422,810                  0
            U.S. Systematic Large Cap Growth Fund                36,135         153,627            426,215
            U.S. Systematic MidCap Growth Fund                   24,214          11,301                  0
            U.S. Large Cap Value Fund                            30,391          42,793            200,757
            U.S. Small Cap Value                                224,979         247,656            226,525
            U.S. Emerging Growth Fund                           218,576         470,633            811,778
            U.S. Mini Cap Growth Fund                         1,431,332       1,841,165            708,289
            U.S. Convertible Fund                               149,684          21,922            666,671
            U.S. High Yield Bond Fund                           885,802               0            521,330

     Of the total commissions paid during the fiscal year ended March 31, 2005, 9.83% were paid to firms which provided research, statistical or other services to the Investment Adviser. The Investment Adviser has not separately identified a portion of such commissions as applicable to the provision of such research, statistical or otherwise.

     The Investment Adviser from time to time is directly or indirectly related, through common ownership or otherwise, to certain SEC-registered broker-dealers that provide brokerage services to the Funds. The tables below provide information regarding the payment of commissions by the Funds to affiliates of the Funds for the three years ended March 31, 2005.

                                                                         FISCAL YEAR ENDED
                                                            ----------------------------------------
            GLOBAL SELECT FUND                                 2003           2004            2005
            ------------------                              ------------    ----------     ----------
            Total brokerage commissions paid
              by the Fund                                   $    651,143    $  646,496     $  738,523
            Total Brokerage Commissions paid to:
            Credit Lyonnais SEC Asia                              399.42          None           None
            Credit Lyonnais Securities                              None          None         21,596
            Dresdner Kleinworth Wasserstein                        1,831          None          1,151
            Kleinwort Benson                                    3,164.27          None           None
            Westdeutsche LB                                       367.14          None           None
            TOTAL COMMISSIONS PAID TO
              AFFILIATED BROKERS                            $   7,923.48    $        0     $   22,747
            AS A PERCENT OF TOTAL COMMISSIONS PAID
              BY THE FUND                                           1.21%         0.00%          3.08%
            PERCENTAGE OF AGGREGATE DOLLAR AMOUNT
              OF TRANSACTIONS                                                                    6.32%

                                                                         FISCAL YEAR ENDED
                                                            -----------------------------------------
            INTERNATIONAL GROWTH FUND                          2003           2004            2005
            -------------------------                       ------------    ----------     ----------
            Total brokerage commissions paid
              by the Fund                                   $  1,617,467    $  836,746     $  890,159
            Total Brokerage Commissions paid to:
            Credit Lyonnais SEC Asia                            7,365.41          None          4,450
            TOTAL COMMISSIONS PAID TO
              AFFILIATED BROKERS                            $   7,365.41    $        0     $    4,450
            AS A PERCENT OF TOTAL COMMISSIONS PAID
              BY THE FUND                                           0.46%         0.00%          0.50%
            PERCENTAGE OF AGGREGATE DOLLAR AMOUNT
              OF TRANSACTIONS                                                                    4.36%

                                                                         FISCAL YEAR ENDED
                                                            -----------------------------------------
            INTERNATIONAL GROWTH OPPORTUNITIES FUND            2003           2004            2005
            ---------------------------------------         ------------    ----------    -----------
            Total brokerage commissions paid
              by the Fund                                   $    598,224    $  459,814    $   461,162
            Total Brokerage Commissions paid to:
            Credit Lyonnais SEC Asia                              109.68          None         12,455
            Dresdner Kleinworth Wasserstein                         None      1,637.98          3,038
            TOTAL COMMISSIONS PAID TO
              AFFILIATED BROKERS                            $     109.68    $ 1,637.98    $    15,492
            AS A PERCENT OF TOTAL COMMISSIONS PAID
              BY THE FUND                                          0.018%         0.36%          3.36%
            PERCENTAGE OF AGGREGATE DOLLAR AMOUNT
              OF TRANSACTIONS                                                                    6.25%

                     PURCHASE AND REDEMPTION OF FUND SHARES

     Shares of the Funds may be purchased and redeemed at their net asset value without any initial or deferred sales charge.

     The offering price is effective for orders received by the Transfer Agent or any sub-transfer agent prior to the time of determination of net asset value. The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Funds will have been deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designees. Brokers/Dealers are responsible for promptly transmitting purchase orders to the Transfer Agent or a sub-transfer agent. The Trust reserves the right in its sole discretion to suspend the continued offering of the Funds' shares and to reject purchase orders in whole or in part when such rejection is in the best interests of the Trust and the affected Funds. Payment for shares redeemed will be made not more than seven days after receipt of a written or telephone request in appropriate form, except as permitted by the Investment Company Act and the rules thereunder. Such payment may be postponed or the right of redemption suspended at times when the New York Stock Exchange is closed for other than customary weekends and holidays, when trading on such Exchange is restricted, when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits.

     REDEMPTIONS IN KIND. Although the Funds intend to pay share redemptions in cash, they reserve the right, as described below, to pay the redemption price in whole or in part by a distribution of portfolio securities.

     Because the Funds have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, the Funds are obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such share class during any 90-day period. Any share redemption payment greater than this amount will also be in cash unless the Funds' Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

     The Board of Trustees of the Trust has adopted redemption in-kind policies for shareholders who are deemed affiliated persons of the Funds. Pursuant to these policies, a redemption in-kind will be processed so that it does not result in a dilution of shares of remaining shareholders. Furthermore, under these policies, the affiliated party will have no influence over the selection process of securities to be redeemed in kind.

     Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

                              SHAREHOLDER SERVICES

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

     A shareholder of one Fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that Fund (the "paying Fund") into any other Fund of the same share class (the "receiving Fund") subject to the following conditions: (i) the aggregate value of the shareholder's account(s) in the paying Fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving Fund equals or exceeds that Fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving Fund is below that Fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving Funds must be automatically reinvested in the receiving Fund, (iii) if this privilege is discontinued with respect to a particular receiving Fund, the value of the account in that Fund must equal or exceed the Fund's minimum initial investment requirement or the Fund will have the right, if the shareholder fails to increase the value of the account to such minimum within 60 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-investments of dividends and capital gain distributions will be at net asset value (without a sales charge).

AUTOMATIC WITHDRAWAL

     The Transfer Agent arranges for the redemption by the Fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified. Withdrawal payments should not be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value will reduce the aggregate value of the shareholder's account.

REPORTS TO INVESTORS

     Each Fund will send its investors annual and semi-annual reports. The financial statements appearing in annual reports will be audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Funds may provide one annual and semi-annual report and annual prospectus per household. In addition, quarterly unaudited financial data are available from the Funds upon request.

ANTI-MONEY LAUNDERING PROGRAM

     The Funds are required to comply with various federal anti-money laundering laws and regulations. Consequently, the Funds may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious person, or a Fund may be required to transfer the account or proceeds of the account or proceeds of the account to a government agency. The Funds may also be required to reject a purchase payment, block a shareholder's account and consequently refuse to implement requests for transfers and withdrawals. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, street address, taxpayer identification number of other identifying information from shareholders who open an account.

                            FUND HOLDINGS INFORMATION

     Generally, the Fund views holdings information as sensitive and limits the dissemination of material non-public holdings information to circumstances in accordance with Board of Trustees-approved guidelines, as outlined below. Persons who may gain access to the portfolio holdings information fall into one of four categories: the public, service providers, rating organizations, and the Federal Government. The Board has made a determination that transparency and uniformity in portfolio disclosures to the public are in the best interest of shareholders, in that it allows shareholders and their advisers to learn what securities they indirectly own, and allows prospective shareholders and their advisers to better evaluate an investment in the Fund. Accordingly, employees of the Fund and the Investment Adviser may not make selective disclosure of Fund portfolio holdings. The Board has made a determination that it is in the Fund's best interest to disclose portfolio holdings to service providers such as the Investment Adviser, custodians, proxy voting services and portfolio analysis services; pursuant to confidentiality agreements, so that the Fund can carry out its normal operations. The Board has also determined that portfolio disclosure to rating organizations is in the best interest of the Fund's shareholders, in that ratings and publicity from these organizations improve the Fund's ability to attract more assets and retain existing assets.

     The Board has delegated to the Fund's Chief Compliance Officer ("CCO") the power to authorize portfolio disclosure to, and review the disclosure-related policies of, specific service providers and rating organizations that the Board does not approve directly. The Board has adopted a Code of Ethics that places restrictions on personal trading in securities by employees of the Fund, the Investment Adviser, the administrator and the custodian. Oversight of the Code of Ethics is vested in the CCO. The CCO makes periodic reports to the Board regarding disclosure of the Fund's portfolio holdings, and violations of, exceptions to, general oversight of, and proposed modifications to the Code of Ethics.

     The Fund will provide a full list of its holdings as of the end of the previous month to any person who makes a request on or after the 5th business day of the month and will furnish portfolio holdings as of the end of the month prior to the previous month to any person who submits a request prior to the 5th business day of the month. The Fund will provide its top ten holdings as of the end of the calendar quarter on the Investment Adviser's web site 15 days or more after the calendar quarter-end.

     Disclosure is also made to service providers. Such service providers include the Fund's Investment Adviser, administrator, custodian, portfolio analysis providers and proxy voting services. For service providers not covered by the Code of Ethics, disclosure is made under contracts that include confidentiality provisions and prohibit trading on information disclosed by the Fund. The Fund has ongoing relationships with the following service providers under which it discloses portfolio holdings beyond the scope of public disclosure:

     - Nicholas-Applegate Capital Management as Investment Adviser. Disclosure is on a continuous, real-time basis.

     - Brown Brothers Harriman as custodian. Disclosure is on a continuous, real-time basis.

     - Vestek as portfolio analytics provider. Disclosure is made daily on a real-time basis.

     - Factset as portfolio analytics provider. Disclosure is made daily on a real-time basis.

     - Glass, Lewis & Co. as proxy voting service. Partial disclosure is made on a case-by-case, real-time basis, as dictated by periodic shareholder votes in the securities held by the Fund.

     Disclosure is also made to rating organizations. Disclosure is made under contracts that include confidentiality provisions and prohibit trading on information disclosed by the Fund. The Fund currently has no ongoing relationships with service providers under which it would disclose portfolio holdings beyond the scope of public disclosure.

     The Fund also provides a complete list of its holdings to the Federal Government four times in each fiscal year, at each quarter-end. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission ("SEC") on form N-Q.

     Nicholas-Applegate may not enter into any arrangements with third parties from which it would derive any monetary benefit for the disclosure of material non-public holdings information. If, in the future, the Investment Adviser desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the Fund's SAI.

     There is no assurance that the Fund's policies on holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information.

     Shareholders can look up the Fund's Form N-Q on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington D.C. To find out more about this public service, call the SEC at 1-202-942-8090.

                                  PROXY VOTING

                           HOW THE FUNDS VOTE PROXIES

     The Investment Adviser votes proxies on behalf of the Funds pursuant to written Proxy Policy Guidelines and Procedures ("Proxy Guidelines") adopted by the Funds. A summary of the Proxy Guidelines is provided in Appendix B. To obtain information on how your Fund's securities were voted, please contact your account representative at 1-800-551-8043.

                                 NET ASSET VALUE

     The net asset value of a Fund is calculated by dividing the value of the securities held by the Fund, plus any cash or other assets, minus all the Class' proportional interest in the Fund's liabilities (including accrued estimated expenses on an annual basis) allocable to such Class, by the total number of shares of a particular Class of the Fund outstanding. The value of the investments and assets of a Fund is determined each business day. Investment securities, including ADRs and EDRs, that are traded on a stock exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the New York Stock Exchange (normally 4:00 P.M. New York time) on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities listed or traded on certain non-U.S. exchanges whose operations are similar to the United States over-the-counter market are valued at the price within the limits of the latest available current bid and asked prices deemed by the Investment Adviser best to reflect fair value. A security which listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Investment Adviser. The Investment Adviser has determined the Xetra is the primary market in Germany. Listed securities that are not traded on a particular day and other over-the-counter securities are valued at the mean between the closing bid and asked prices.

     In the event the New York Stock Exchange or the national securities exchange on which stock or stock options are traded adopt different trading hours on either a permanent or temporary basis, the Board of Trustees of Trust will reconsider the time at which they compute net asset value. In addition, the asset value of the Funds may be computed as of any time permitted pursuant to any exemption, order or statement of the Commission or its staff.

     The Funds value long-term debt obligations at the quoted bid prices for such securities or, if such prices are not available, at prices for securities or comparable maturity, quality and type; however, the Investment Adviser will use, when it deems it appropriate, prices obtained for the day of valuation from a bond pricing service, as discussed below. The Funds value debt securities with maturities of 60 days or less at amortized cost if their term to maturity from date of purchase is less that 60 days, or by amortizing, from the sixty-first day prior to maturity, their value on the sixty-first day prior to maturity if their term to maturity from date of purchase by the Fund is more than 60 days, unless this is determined by the Board of Trustees of the Trust not to represent fair value. The Funds value repurchase agreements at close plus accrued interest.

     The Funds value U.S. Government securities which trade in the over-the-counter market at the last available bid prices, except that securities with a demand feature exercisable within one to seven days are value at par. Such valuations are based on quotations of one or more dealers that make markets in the securities as obtained from such dealers, or on the evaluation of a pricing service.

     The Funds value options, futures contracts and options thereon, which trade on exchanges, at their last sale or settlement price as of the close of such exchanges or, if no sales are reported, at the mean between the last reported bid and asked prices. If an options or futures exchange closes later than 4:00 p.m. New York time, the options and futures traded on it are valued based on the sale price, or on the mean between the bid and ask prices, as the case may be, as of 4:00 p.m. New York time.

     Trading in securities on non-U.S. securities exchanges and over-the-counter markets is normally completed well before the close of business day in New York. In addition, non-U.S. securities trading may not take place on all business days in New York, and may occur in various non-U.S. markets on days which are not business days in New York and on which net asset value is not calculated. The calculation of net asset value may take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the calculation of net asset value unless the Board of Trustees of the Trust deems that the particular event would materially affect net asset value, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value into U.S. dollars at the spot exchange rates at 11:00 a.m. New York time or at such other rates as the Investment Adviser may determine to be appropriate in computing net asset value.

     Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Adviser does not represent fair value, (Fair Value Securities) are valued by the Pricing Committee overseen by the Board of Trustees in consultation as applicable, with the Investment Adviser's Portfolio Managers, traders, and research and credit analysts and legal and compliance personnel, on the basis of the following factors: nature of any restrictions on disposition of the securities, assessment of the general liquidity/illiquidity of the securities, the issuer's financial condition and the markets in which it does business, cost of the security transactions in comparable securities, the size of the holding and the capitalization of the issuer, relationships among various securities, media or other reports or information deemed reliable by the Investment Adviser regarding the issuer or the markets or industry in which it operates, consistency with valuation of similar securities held by other clients of the Investment Adviser, and such other factors as may be determined by the Investment Adviser, Board of Trustees or Pricing Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded or for which exchange rates are disrupted; securities affected by significant events; and securities that the Investment Adviser or Pricing Committee believe were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinarily political or market event) is an event that the Investment Adviser or Pricing Committee believes with a reasonably high degree of certainty has caused the closing market prices of a Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation.

     The Trust may use a pricing service approved by its Board of Trustees. Prices provided by such a service represent evaluations of the mean between current bid and asked market prices, may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, indications of values from dealers and other market data. Such services may use electronic data processing techniques and/or a matrix system to determine valuations. The procedures of such services are reviewed periodically by the officers of the Trust under the general supervision and responsibility of its Board of Trustees, which may replace a service at any time if it determines that it is in the best interests of the Funds to do so.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

REGULATED INVESTMENT COMPANY

     The Trust has elected to qualify each Fund as a regulated investment company under Subchapter M of the Code, and intends that each Fund will remain so qualified.

     As a regulated investment company, a Fund will not be liable for federal income tax on its income and gains provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the Code requires, among other things, that each Fund (a) derive at least 90% of it gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or non-U.S. currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer) and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or two or more issuers which the Trust controls and which are determined to be engaged in the same or similar trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses) each taxable year.

     A Fund generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of it ordinary income and net capital gain (not taking into account any capital gains or losses as an exception) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other that those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid the excise tax, the Funds intend to make timely distributions of their income in compliance with these requirements and anticipate that they will not be subject to the excise tax.

     Dividends paid by a Fund from ordinary income, and distributions of the Fund's net realized short-term capital gains, are taxable to its shareholders as ordinary income. Not later than 60 days after the end of the taxable year, the Fund will send to its shareholders a written notice designating the amount of any distributions made during such year which may be taken into account by its shareholders for purposes of such deduction provisions of the code. Net capital gain distributions are not eligible for the dividends received deduction.

     BACKUP WITHHOLDING. Under certain provisions of the Internal Revenue Code (the "Code"), the Funds may be required to withhold 31% of reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. When establishing an account, an investor must provide his or her taxpayer identification number and certify under penalty of perjury that such number is correct and that he or she is not otherwise subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

     NONRESIDENT ALIENS. Nonresident alien individuals and non-U.S. entities must certify their non-U.S. status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                           SPECIAL TAX CONSIDERATIONS

     SECTION 1256 CONTRACTS. Many of the futures contract and forward contracts used by the Funds are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally credited 60% long-term and 40% short-term capital gains or losses ("60/40") although gains and losses from hedging transactions, certain mixed straddles and certain non-U.S. currency transactions from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Funds at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

     STRADDLE RULES. Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the Funds may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculation the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts to the Funds are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

     The Funds may take one or more of the elections available under the Code, which are applicable to straddles. If the Funds make any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules, applicable under certain, of the elections, operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to the shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

     The qualifying income and diversification requirements applicable to the Funds' assets may limit the extent to which the Funds will be able to engage in transactions in options, futures contracts or forward contracts.

     SECTIONS 988 GAINS AND LOSSES. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, gains or losses on disposition of debt securities denominated in non-U.S. currency and on disposition of certain futures attributable to fluctuations in the value of the non-U.S. currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to the shareholders.

     NON-U.S. TAX. Different countries may impose withholding and other taxes on other income received by a Fund from sources within those countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Investment Adviser intends to manage the Funds with the intention of minimizing non-U.S. taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of income and similar taxes paid by the Fund. Each shareholder will be notified in writing within 60 days after the close of the Fund's taxable year whether the taxes paid by the Fund will be "pass-through" for that year.

     Generally, a credit for taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total non-U.S. source taxable income. For this purpose, if the Fund elects pass-through treatment, the source of the Fund's income flows through to shareholders of the Fund. With respect to such election, the Fund treats gains from the sale of securities as derived from the U.S. sources and certain currency fluctuation gains, including fluctuation gains from non-U.S. currency denominated debt securities, receivables and payables as ordinary income derived from U.S. sources. The limitation on the non-U.S. tax credit applies separately to non-U.S. source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportion at share of the taxes paid by the Fund to other countries. The tax credit is modified for purposes of the federal alternative minimum tax and can be used to offset only 90% of the alternative minimum tax imposed on corporations and individuals and taxes generally are not deductible in computing alternative minimum taxable income.

     ORIGINAL ISSUE DISCOUNT. The Funds may treat some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) they may acquire as issued originally at a discount. Generally, the Funds treat the amount of the original issue discount ("OID") as interest income and include it in income over the term of the debt security, even though they do not receive payment of that amount until a later time, usually when the debt security matures. The Funds treat a portion of the OID includable in income with respect to certain high-yield corporation debt securities as a dividend for federal income tax purposes.

     The Funds may treat some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) they may acquire in the secondary market as having market discount. Generally, a Fund treats any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount as ordinary interest income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Funds may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing the recognition of income.

     The Funds generally must distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though the Funds have yet to receive cash representing such income. The Funds may obtain cash to pay such dividends from sales proceeds of securities held by the Funds.

                             PERFORMANCE INFORMATION

     The Trust may from time to time advertise total returns and yields for the Funds, compare Fund performance to various indices, and publish rankings of the Funds prepared by various ranking services. Any performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of its portfolio, and the market conditions during the given period, and should not be considered to be representative of what may be achieved in the future. For purposes of calculating the historical performance of a Fund, the Trust will take into account the historical performance of the series of the Trust corresponding to the Fund prior to the Reorganization.

AVERAGE ANNUAL TOTAL RETURN

     The total return for a Fund is computed by assuming a hypothetical initial payment of $1,000. It is assumed that all investments are made at net asset value (as opposed to market price) and that all of the dividends and distributions by the Funds over the relevant time periods are invested at net asset value. It is then assumed that, at the end of each period, the entire amount is redeemed without regard to any redemption fees or costs. The average annual total return is then determined by calculating the annual rate required for the initial payment to grow to the amount which would been received upon redemption. Total return does not take into account any federal or state income taxes.

     Total return is computed according to the following formula:

         P(1 + T)(TO THE POWER OF n) =  ERV

           Where:  P = a hypothetical initial payment of $1,000.
                   T = average annual total return.
                   n = number of years
                   ERV = ending redeemable value at the end of the period (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the period.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

     Average annual total return (after taxes on distributions and redemption) is computed according to the following formula:

                                    P(1+T)(TO THE POWER OF n) = ATV SUB(D or DB)

           Where:  P           = a hypothetical initial payment of $1,000.
                   T           = average annual total return (after taxes on
                                 distributions, or after taxes on distributions and redemption, as applicable).
                   n           = number of years
                   ATV SUB(D or DB)
                   ATV SUB(D)  = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of (or fractional portion thereof), after taxes on fund distributions and redemptions.
                   ATV SUB(DB) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption.

     Average annual total return (after taxes on distributions and redemption) takes into account any applicable initial or contingent deferred sales charges and takes into account federal income taxes that may be payable upon receiving distributions and following redemption. Federal income taxes are calculated using the highest marginal income tax rates in effect on the reinvestment date.

YIELD

     The yield for a Fund is calculated based on a 30-day or one-month period, according to the following formula:

           Yield = 2[(a - b + 1)(TO THE POWER OF 6) - 1]
                     ----------
                       (c x d)

     For purposes of this formula, "a" is total dividends and interest earned during the period; "b" is total expenses accrued for the period (net of reimbursements); "c" is the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per share on the last day of the period.

     Yields for the Funds for the 30-day period ended June 30, 2005 were as follows:

            FUND                                                       CLASS I      CLASS II
            ----                                                       -------      --------
            U.S. Convertible Fund                                         1.21%
            U.S. High Yield Bond Fund                                     6.48%         6.55%

     The Convertible Fund's Class II, III and IV shares, and the High Yield Bond Fund's Class III, Class IV and Class R shares did not have investment operations prior to June 30, 2005.

PERFORMANCE COMPARISONS

     Advertising and sales literature may include:

     - references to ratings, rankings, and financial publication and/or performance comparison of Shares to certain indices;

     - charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

     - discussions of economic, financial and political developments and their impact on the securities market, including the Portfolio Manager's views on how such developments could impact the Funds; and information about the mutual fund industry from sources such as the Investment Company Institute.

     The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

     The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

     You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market condition, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

     MERRILL LYNCH ALL CONVERTIBLE ALL QUALITIES INDEX: The unmanaged Merrill Lynch All Convertible All Qualities Index represents convertible securities spanning all corporate sectors and having a par amount outstanding of $25 Mil+. Maturities must be at least one year. The coupon range must be equal to or greater than zero and all qualities of bonds are included. Preferred equity redemption stocks are not included nor are component bonds once they are converted into corporate stock.

     CREDIT SUISSE FIRST BOSTON CONVERTIBLE INDEX: The Credit Suisse First Boston Convertible Index is comprised of convertible securities with a minimum of $50 million in total market capitalization. Convertible preferred securities included must have a minimum of 500,000 shares outstanding. All securities included must have a minimum rating of B - by Standard & Poor's.

     MSCI ALL COUNTRY WORLD INDEX: The Morgan Stanley Capital International ("MSCI") All Country World Index is an unmanaged, market capitalization weighted index composed of approximately 2000 companies with average market capitalizations of approximately U.S. $10 billion. The index is representative of the market structure of 22 developed countries in North America, Europe and the Pacific Rim. The index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

     MSCI EAFE GROWTH INDEX: The Morgan Stanley Capital International ("MSCI") Europe, Australasia, Far East Index ("EAFE") is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The Growth index covers "growth" securities (high P/BV securities), relative to each MSCI country index. In this manner, the definition of growth is relative to each individual market as represented by the MSCI Index. Country Growth Indexes are aggregated into regional Growth Indexes.

     MSCI EM INDEX: The Morgan Stanley Capital International ("MSCI") Emerging Markets Index ("EMF") is a market capitalization weighted index composed of over 800 companies representative of the market structure of emerging countries in Europe, Latin America, Africa, Middle East and Asia. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

     CITIGROUP WORLD EX-U.S. EXTENDED MARKET INDEX (EMI): The Citigroup World ex-U.S. Extended Market Index (EMI) is a world market capitalization weighted index measuring capital appreciation excluding the U.S. Major corporate events such as extraordinary dividends, spin-offs, scrip issues in other securities, and shares repurchased via tender offers are accounted for in the calculation. Company eligibility is determined based upon market capitalization and investability criteria, representing capitalizations equal to or greater than U.S. $100 million. The index is unmanaged and does not include dividends; however, total rates of return, including all payments to shareholders, are calculated and published each month-end. The EMI defines the small-capitalization stock universe or bottom 20% of the available capital and includes approximately 75% of the Broad Market Index issues.

     RUSSELL 1000 INDEX: The Russell 1000 Index consists of the 1,000 largest securities in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is a large-cap, market-oriented index and is highly correlated with the S&P 500 Index.

     RUSSELL 1000 GROWTH INDEX: Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

     RUSSELL 2000 GROWTH INDEX: The Russell 2000 Growth Index is an unmanaged index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

     RUSSELL 1000 VALUE INDEX: Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

     RUSSELL 2000 VALUE INDEX: Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

     RUSSELL 2500 GROWTH INDEX: The Russell 2500 Growth Index is an unmanaged index comprised of those Russell 2500 companies with higher price-to-book ratios and higher forecasted book values. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 22% of the total market capitalization of the Russell 3000 Index.

     MERRILL LYNCH HIGH YIELD MASTER II INDEX: The Merrill Lynch High Yield Master II Index is an unmanaged index consisting of U.S. dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining till maturity. All bonds must have a credit rating below investment grade but not in default.

     Standard & Poor's Low-Priced Index compares a group of approximately twenty actively traded stocks prices under 25% for one month periods and year-to-date.

     Value Line Mutual Funds Survey, published by Value Line Publishing, Inc., analyzes price, yield, risk, and total return for equity and fixed income mutual funds. The highest rating is One, and ratings are effective for one month.

     CDR Mutual Fund Report, published by CDA Investment Technologies, Inc., analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     Dow Jones Industrial Average (DJIA) represents share prices of selected blue chip industrial corporations. The DJIA indicated daily changes in the average price of stock of these corporations. Because it represents the top corporations of America, the DJIA index is a leading economic indicator for the stock market at a whole.

     Financial Publications. The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, and Money Magazines, among others--provide performance statistics over specified time periods.

     Lipper Analytical Services, Inc. ranks Funds in various Fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specified period of time.

     Morningstar, Inc, an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Value, which rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

     Standard and Poor's Daily Stock Price Index of 500 Common Stocks (S&P500) is a composite index of common stocks in industry, transportation, and financial and public utility companies. The index can be used to compare to the total returns of Funds whose portfolios are invested primarily in common stocks. In addition, the S&P 500 assumes reinvestment of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the S&P figures.

     Lipper Growth Fund Average is an average of the total returns of 580 growth funds tracked by Lipper Analytical Services, Inc., an independent mutual fund rating service.

     Lipper Growth Fund Index is an average of the net asset-valuated total returns for the top 30 growth funds tracked by Lipper Analytical Services, Inc., an independent mutual fund rating service.

     Strategic Insight Mutual Fund Research and Consulting, ranks Funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specified period of time. From time to time, the Funds will quote their Strategic Insight ranking in the "growth funds" category in advertising and sales literature.

     Mutual Fund Source Book, published by Morningstar, Inc., analyzes price, yield, risk, and total return for equity and fixed income funds.

     Value Line Composite Index, consists of approximately 1,700 common equity securities. It is based on a geometric average of relative price changes of the component stocks and does not include income.

     Strategic Insight Growth Funds Index consists of mutual funds that invest in well-established companies primarily for long-term capital gains rather than current income.

                                  MISCELLANEOUS

SHARES OF BENEFICIAL INTEREST

     On any matter submitted to a vote of shareholders of the Trust, all shares then entitled to vote will be voted by the affected series unless otherwise required by the Investment Company Act, in which case all shares of the Trust will be voted in the aggregate. For example, a change in a Fund's fundamental investment policies would be voted upon by shareholders of that Fund. However, all shares of the Trust may vote together in the election or selection of Trustees, principal underwriters and accountants for the Trust.

     Rule 18f-2 under the Investment Company Act provides that any matter required to be submitted to the holders of the outstanding voting securities of any investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of the series of the Trust affected by the matter. Under Rule 18f-2, a series is presumed to be affected by a matter, unless the interests of each series in the matter are identical or the matter does not affect any interest of such series. Under Rule 18f-2 the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of its outstanding shares. However, the rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by the shareholders of the Trust voting without regard to the Fund.

     As used in the Funds' prospectus and in this Statement of Additional Information, the term "majority," when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Unless otherwise provided by law (for example, by Rule 18f-2 discussed above) or by the Trust's Declaration of Trust or Bylaws, the Trust may take or authorize any action upon the favorable vote of the holders of more than 50% of the outstanding shares of the Trust.

     The Trust will dispense the annual meetings of shareholders in any year in which it is not required to elect Trustees under the Investment Company Act. However, the Trust undertakes to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the Investment Company Act.

     Each share of each Fund represents an equal proportional interest in the Fund and is entitled to such dividends and distributions out of the income earned on the assets allocable to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and nonassessable by the Trust.

DECLARATION OF TRUST

     The Declaration of Trust of the Trust provides that obligations of the Trust are not binding upon its Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the Trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the Trust or its investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Declaration of Trust also provides that the debts, liabilities, obligations and expenses incurred, contracted for or existing with respect to a designated Fund shall be enforceable against the assets and property of such Fund only, and not against the assets or property of any other Fund or the investors therein.

                                   APPENDIX A
                        DESCRIPTION OF SECURITIES RATINGS

     The following paragraphs summarize the descriptions for the rating symbols of securities.

COMMERCIAL PAPER

     The following paragraphs summarize the description for the rating symbols of commercial paper:

     MOODY'S INVESTORS SERVICE, INC.

     Moody's short-term debt ratings, which are also applicable to commercial paper investments permitted to be made by the Trust, are opinions of the ability to issuers to repay punctually their senior debt obligations which have an original maturity not exceeding one year. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     PRIME 1: Issuers (or related supporting institutions) rated PRIME-1 have a superior ability for repayment of short-term promissory obligations. PRIME-1 repayment ability will often be evidenced by the following characteristics: (a) leading market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME 2: Issuers rated PRIME-2 (or related supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above in the PRIME-1 category, but to a lesser degree. Earning trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME 3: Issuers rated PRIME-3 (or related supporting institutions) have an acceptable ability for repayment of short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

STANDARD & POOR'S CORPORATION

     Standard & Poor's ratings are a current assessment of likelihood of timely payment of debt having an original maturity of no more than 365 days. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety, as follows:

     A-1: This designation indicates the degree of safety regarding timely payment is overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics are denoted with a "PLUS" (+) designation.

     A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

     A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B: Issues rated "B" are regarded as only having an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

     C: Issues rated "C" are regarded as having a doubtful capacity for payment.

FITCH INVESTORS SERVICES, INC.

     F-1+: Exceptionally strong credit quality. Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

     F-1: Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2: Good credit rating. Commercial paper assigned this rating has a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issuers assigned F-1+ and F-1 RATINGS.

     F-3: Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near term adverse changes could cause these securities to be rated below investment grade.

DUFF & PHELPS

     The three rating categories for Duff & Phelps for investment grade commercial paper are "Duff 1," "Duff 2" and "Duff 3." Duff & Phelps employs three designations, "Duff 1+," "Duff 1" and "Duff 1 - " within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

     Duff 1+: Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     Duff 1: Debt possesses very highly certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1 - : Debt possesses high certainty of timely payment. Liability factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     Duff 2: Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     Duff 3: Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     Duff 4: Debt possesses speculative investment characteristics.

     Duff 5: Issuer has failed to meet scheduled principal and/or interest payments.

THOMSON BANKWATCH

     Thomson BankWatch commercial paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

     TBW-1: This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2: This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

     TBW-3: This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

IBCA

     IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings.

     A1+: Obligations are supported by the highest capacity for timely repayment.

     A1: Obligations are supported by a strong capacity for timely repayment.

     A2: Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

     A3: Obligations are supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

CORPORATE BONDS

     DUFF & PHELPS

     The following summarizes the ratings used by Duff & Phelps for corporate and municipal long-term debt:

     AAA: Debt is considered to be of the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

     AA: Debt is considered of high credit quality. Protections factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A: Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB: Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

     BB, B, CCC, DD AND DP: Debt that possesses one of these rating is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal interest or preferred dividends. Debt rated "DD" is defaulted debt obligations, and the rating "DP" represents preferred stock with dividend arrearages.

     To provide more detailed indications of credit quality, the "AA", "A", "BBB", "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

FITCH INVESTORS SERVICE, INC.

     The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligation in higher categories.

     BB, B, CCC, CC, C, DDD, DD, AND D: Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

     To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standing within these major rating categories.

IBCA

     IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

     AAA: Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA: Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A: Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

     BBB: Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligation in higher categories.

     BB, B, CCC, CC AND C: Obligations that are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

     IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

THOMSON BANKWATCH

     Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long-term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

     AAA: This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.

     AA: This designation indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     A: This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB: This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BB, B, CCC, AND CC: These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely repayment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree.

     D: This designation indicates that the long-term debt is in default.

     PLUS(+) OR MINUS(-): The ratings from "AAA" though "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

                                   APPENDIX B
                      NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
                              PROXY VOTING SUMMARY

     The Funds' Investment Adviser votes proxies on behalf of the Funds pursuant to written Proxy Policy Guidelines and Procedures ("Proxy Guidelines") adopted by the Funds. A summary of the Proxy Guidelines is provided below. To obtain information on how your Fund's securities were voted, please contact your account representative at 1-800-551-8043.

     Nicholas-Applegate Capital Management takes seriously the responsibility of voting proxies on behalf of our clients. Our policies and procedures are designed to meet all applicable fiduciary standards and to protect the rights and enhance the economic welfare of those to whom we owe a fiduciary duty.

     A Proxy Committee, including executive, investment, sales, marketing, compliance and operations personnel, is responsible for establishing our policies and procedures. The Committee reviews these policies and procedures on a regular basis and makes such changes as it believes are necessary. Our guidelines and voting actions are to a large extent aligned with the voting recommendations of Glass Lewis, a third-party proxy voting service to which we subscribe.

     We review all proxies for which we have voting responsibility, and vote all proxies according to our written guidelines, taking into account Glass Lewis recommendations and/or investment team input. Our guidelines address such general areas as elections of directors and auditors, corporate defenses, corporate governance, mergers and acquisitions, corporate restructuring, state of incorporation, proxy contest issues, executive compensation, employee considerations and social issue proposals.

     The guidelines contained herein reflect our normal voting position on certain issues, and will not apply in every situation. The guidelines are intended to generally cover both U.S. and international proxy voting, although due to country differences and requirements, international proxy voting may differ depending on individual facts and circumstances. Some issues require a case-by-case analysis prior to voting and, in those situations, input from our investment team will normally be solicited. Even when our guidelines specify how we normally vote on particular issues, we may change the vote if it is reasonably determined to be in our clients best interest. In addition, on client request, we may vote proxies for that client in a particular manner overall, such as union or labor sensitive.

     To ensure that voting responsibilities are met, the Committee has established operational procedures to have client proxies reconciled against client holdings. The procedures are also intended to ensure that proxies are voted consistent with voting guidelines, that the best proxy analysis is used for each issue, and all votes are recorded and justified. Any variance from stated policy is carefully noted, including the reason for the variance.

     The proxy voting and record keeping are provided through a third party vendor, Investor Responsibility Research Center ("IRRC"). We maintain proxy voting records for all accounts and make these records available to clients at their request.

                      NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
                             PROXY VOTING GUIDELINES

I  EXTERNAL AUDITOR

A. AUDITORS

     VOTE FOR proposals to ratify auditors, unless there is a reason to believe the auditing firm has a financial interest in or association with the company and is, therefore, not independent; or there is reason to believe the auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position. Additionally, we may vote against ratification of auditors:

     - When audit fees added to audit-related fees total less than the tax fees and/or less than other non-audit fees.

     - If there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g. a restatement due to a reporting error).

     - When the auditor performs tax shelter work or work for a contingent type fee including a fee based on a percentage of economic benefit to the company.

     - When audit fees are excessively low, especially when compared with other companies in the same industry.

     - When the company has aggressive accounting policies.

II   BOARD OF DIRECTORS

A. DIRECTOR NOMINEES

     Votes on director nominees are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal. Evaluations are based on the following criteria (and any others that may be deemed relevant by Glass Lewis or Nicholas-Applegate):

     - Long term corporate performance record based on increases in shareholder wealth, earnings, financial strength

     - Executive Compensation

     - Director Compensation

     - Corporate Governance Provisions and Takeover Activity

     - Criminal Activity

     - Investment in the Company

     - Interlocking Directorships

     - Inside, Outside, and Independent Directors

     - Board Composition

     - Number of Other Board Seats

     - Any problems or issues that arose on Other Board assignments

     - Support of majority-supported shareholder proposals.

B. DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION

     1. Proposals concerning director and officer indemnification and liability protection are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

     2. VOTE AGAINST proposals to limit or eliminate entirely the liability for monetary damages of directors and officers for violating the duty of care.

     3. VOTE AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts like negligence, that are more serious violations of fiduciary obligation than mere carelessness.

     4. VOTE FOR only those proposals providing such expanded coverage on cases when a director's or officer's legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and (ii) if only the director's legal expenses would be covered.

C. DIRECTOR DUTIES AND STAKEHOLDER LAWS

     VOTE AGAINST management or shareholder proposals to allow the Board of Directors to consider the interests of "stakeholders" or "non-shareholder constituents," unless these proposals make it clear that these interests are to be considered in the context of the prevailing commitment to shareholders.

D. DIRECTOR NOMINATIONS

     VOTE IN ACCORDANCE WITH GLASS LEWIS shareholder proposals asking that management allow large shareholders equal access to management's proxy to discuss and evaluate management's director nominees, and/or to nominate and discuss shareholder nominees to the Board.

E. INSIDE VERSUS INDEPENDENT DIRECTORS

     1. Shareholder proposals asking that Boards be comprised of a majority of independent directors are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

     2. VOTE FOR shareholder proposals asking that Board audit, compensation and/or nominating committees be comprised exclusively of independent directors.

F. STOCK OWNERSHIP REQUIREMENTS

     VOTE IN ACCORDANCE WITH GLASS LEWIS on shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the Board.

G. TERM OF OFFICE

     VOTE AGAINST proposals to limit the tenure of outside directors.

III  PROXY CONTESTS AND CORPORATE DEFENSES

A. PROXY CONTESTS FOR BOARD SEATS

     All votes in a contested election of directors are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

B. CLASSIFIED BOARDS

     1. VOTE AGAINST proposals to classify the Board.

     2. VOTE FOR proposals to repeal a classified Board, and to elect all directors annually.

C. CUMULATIVE VOTING

     1. VOTE FOR proposals to permit cumulative voting in the election of directors.

     2. VOTE AGAINST proposals to eliminate cumulative voting in the election of directors.

D. DIRECTOR NOMINATIONS

     VOTE AGAINST management proposals to limit shareholders' ability to nominate directors.

E. SHAREHOLDERS' RIGHT TO CALL SPECIAL MEETINGS

     1. VOTE AGAINST management proposals to restrict or prohibit shareholders' ability to call special meetings.

     2. VOTE FOR shareholder proposals that remove restrictions on the right of shareholders to act independently of management.

F. SHAREHOLDER ACTION BY WRITTEN CONSENT

     1. VOTE AGAINST management proposals to restrict or prohibit shareholders' ability to take action by written consent.

     2. VOTE FOR shareholder proposals to allow or make easier shareholder action by written consent.

G. SIZE OF THE BOARD

     1. VOTE FOR proposals that seek to fix the size of the Board.

     2. VOTE AGAINST management proposals that give management the ability to alter the size of the Board without shareholder approval.

H. SHAREHOLDERS' ABILITY TO REMOVE DIRECTORS

     1. VOTE AGAINST proposals that state directors may be removed only for cause.

     2. VOTE FOR proposals to restore shareholder ability to remove directors with or without cause.

     3. VOTE AGAINST proposals that provide that only continuing directors may elect replacements to fill Board vacancies.

     4. VOTE FOR proposals that permit shareholders to elect directors to fill Board vacancies.

IV  TENDER OFFERS AND CORPORATE DEFENSES

A. FAIR PRICE PROVISIONS

     1. VOTE IN ACCORDANCE WITH GLASS LEWIS analysis and recommendation on management proposals to adopt a fair price provision, as long as the shareholder vote requirement imbedded in the provision is no more than a majority of the disinterested shares.

     2. VOTE IN ACCORDANCE WITH GLASS LEWIS analysis and recommendation on shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.

B. GREENMAIL

     1. VOTE FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     2. Vote in accordance with Glass Lewis analysis and recommendation on each individual proposal regarding anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

     3. Vote on a CASE-BY-CASE basis regarding restructuring plans that involve the payment of pale greenmail.

C. POISON PILLS

     1. VOTE FOR shareholder proposals asking that a company submit its poison pill for shareholder ratification.

     2. Shareholder proposals to redeem a company's poison pill are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

     3. Management proposals to ratify a poison pill are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

D. STAKEHOLDER PROVISIONS

     VOTE AGAINST management proposals allowing the Board to consider stakeholders' (outside constituencies') interests when faced with a tender offer.

E. SUPER-MAJORITY VOTE REQUIREMENT TO APPROVE MERGERS

     1. VOTE FOR shareholder proposals to lower super-majority vote requirements for mergers and other business combinations.

     2. VOTE AGAINST management proposals to require a super-majority shareholders' vote to approve mergers and other significant business combinations.

F. SUPER-MAJORITY SHAREHOLDER VOTE REQUIREMENTS TO AMEND CHARTER OR BYLAWS

     1. VOTE FOR shareholder proposals to lower super-majority vote requirements to amend any bylaw or charter provision.

     2. VOTE AGAINST management proposals to require a super-majority vote to amend any bylaw or charter provision.

G. UNEQUAL VOTING RIGHTS

     VOTE IN ACCORDANCE WITH GLASS LEWIS analysis and recommendation on proposals for dual class exchange offers and dual class recapitalizations.

H. EXISTING DUAL CLASS COMPANIES

     1. VOTE IN ACCORDANCE WITH GLASS LEWIS analysis and recommendation on shareholder proposals asking that a company report to shareholders on the financial impact of its dual class voting structure.

     2. VOTE FOR shareholder proposals asking that a company submit its dual class voting structure for shareholder ratification.

I. WHITE SQUIRE PLACEMENTS

     VOTE FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporation purposes. (e.g. raising capital or making acquisitions in the normal course of business).

V  MISCELLANEOUS CORPORATE GOVERNANCE PROVISIONS

A. ABSTENTION VOTES

     VOTE FOR shareholder proposals recommending that votes to "abstain" not be considered votes "cast" at an annual or special meeting, unless that consideration is required by state law.

B. ANNUAL MEETINGS

     1. VOTE AGAINST management proposals asking for authority to vote at the meeting for "other matters".

     2. VOTE AGAINST shareholder proposals to rotate the time or place of annual meetings.

C. CONFIDENTIAL VOTING AND INDEPENDENT TABULATION AND INSPECTIONS

     VOTE FOR proposals to adopt a policy that comprises both confidential voting and the use of independent vote tabulators of elections.

D. EQUAL ACCESS

     VOTE FOR shareholder proposals to allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and/or to nominate their own candidates to the Board.

E. BUNDLED PROPOSALS

     Bundled or "conditioned" proxy proposals are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal. (e.g., management proposals to provide shareholders a special dividend that are bundled with other charter or bylaw changes).

F. SHAREHOLDER ADVISORY COMMITTEE

     1. Shareholder proposals to establish shareholder advisory committees are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

     2. Decisions on whether or not to join a shareholder advisory committee are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

G. DISCLOSURE PROPOSALS

     Shareholder proposals requesting fuller disclosure of company policies, plans or business practices are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

H. CONFLICT OF INTEREST

     When facing conflicts between our interests and the interests of our clients, Nicholas-Applegate will always act in the best interests of its clients. In proxy voting matters, conflicts of interest can arise in many ways. For example, a proxy issue could arise for one of our public clients that we also own in one or more client accounts. Or, a potential client battling a contentious shareholder proposal may ask for our vote in exchange for granting us an investment mandate. In these cases and other potential conflict scenarios, Nicholas-Applegate must exercise caution to ensure our clients' interests are not compromised.

     We believe a reasonable process to screen for potential conflicts that could influence our proxy voting is as follows:

     (i) identify any situation where we DO NOT intend to vote in accordance with our normal policy on any issue;

     (ii) determine who is directing (Portfolio Manager, client, etc) us to vote contrary to our normal policy;

     (iii) review and analyze for potential conflict issues (e.g., may require PM to disclose any relationship with the issuer via a written questionnaire);

     (iv) Proxy Committee to review request to vote contrary to policy, and potential conflict if any, prior to voting, and will make final decision.

     (v) pursuant to the request of the Board of Trustees of the Nicholas-Applegate Institutional Funds, NACM will report to the Board any conflict of interest matter and how the Committee resolved it.

     The Proxy Committee will be responsible for implementing and following the above process, and has the flexibility to use its reasonable judgment in determining which steps are necessary under each set of circumstances.

VI  CAPITAL STRUCTURE

A. COMMON STOCK AUTHORIZATION

     1. Proposals to increase the number of shares of common stock the Board is authorized to issue are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

     2. Proposals to increase the number of shares of common stock authorized for issue are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

     3. VOTE IN ACCORDANCE WITH GLASS LEWIS analysis and recommendation on proposed common share authorizations that increase existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.

B. STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

     VOTE IN ACCORDANCE WITH GLASS LEWIS analysis and recommendation on management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares following the split is not greater than 100 percent of existing authorized shares.

C. REVERSE STOCK SPLITS

     VOTE FOR management proposals to implement a reverse stock split that also reduce the number of authorized common shares to a level that does not represent an increase of more than 100 percent of existing authorized common shares.

D. BLANK CHECK PREFERRED STOCK

     1. VOTE AGAINST management proposals authorizing the creation of new classes of preferred stock which have unspecified rights including voting, conversion or dividend distribution rights.

     2. Management proposals to increase the number of authorized blank check preferred shares are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

     3. VOTE FOR shareholder proposals asking that any placement of blank check preferred stock be first approved by shareholders, unless the placement is for ordinary business purposes.

     4. VOTE FOR proposals to create "blank check" preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

E. ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

     VOTE FOR management proposals to reduce the par value of common stock.

F. PREEMPTIVE RIGHTS

     Proposals to provide shareholders with preemptive rights are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

G. DEBT RESTRUCTURING

     Proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

H. SHARE REPURCHASE PROGRAMS

     VOTE FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII  EXECUTIVE COMPENSATION/EMPLOYEE CONSIDERATION

A. INCENTIVE PLANS

     All proposals on incentive compensation plans (including option plans) for executives and directors are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal. The evaluation is based on the following criteria (and any other that may be deemed relevant by Glass Lewis or Nicholas-Applegate):

     - Necessity

     - Reasonableness Test

     - Participation

     - Dilution

     - Shares Available

     - Exercise and Payment Terms

     - Change-in-Control Provisions

     - Types of Awards

     - Company specific dilution cap calculated

     - Present Value of all incentives, derivative awards, cash/bonus compensation

     - Shareholder wealth transfer (dollar amount of shareholders' equity paid it's executives)

     - Voting power dilution--Potential percent reduction in relative voting power

     - Criteria for awarding grants

     - The pace of grants

     - The value of grants per employee compared with the company's peers.

     - Allowance for repricing of options

     - Past granting patterns

     - Process for determining pay levels

B. SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR COMPENSATION

     1. Generally, VOTE IN ACCORDANCE WITH GLASS LEWIS analysis and recommendation on shareholder proposals that seek additional disclosure of executive and director compensation information.

     2. All other shareholder proposals that seek to limit executive and director compensation are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

C. GOLDEN PARACHUTES

     1. VOTE FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

     2. Proposals to ratify or cancel golden or tin parachutes are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

D. EMPLOYEE STOCK OWNERSHIP PLANS (ESOP)

     1. VOTE IN ACCORDANCE WITH GLASS LEWIS analysis and recommendation on proposals requesting shareholder approval to implement Employee Stock Ownership Plans, or increase authorized shares for existing Employee Stock Ownership Plans except when the number of shares allocated to the ESOP is excessive (i.e. greater than 5% of outstanding shares).

     2. Votes directly pertaining to the approval of an ESOP or a leveraged ESOP are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal. Our evaluation is based on the following criteria (and any other that may be deemed relevant):

               - Reasonableness Test

               - Participation

               - Administration

               - Shares Available

               - Exercise and Payment Terms

               - Change-in-Control Provisions

               - Types of Awards

               - Dilution

E. 401(k) EMPLOYEE BENEFIT PLANS

     VOTE IN ACCORDANCE WITH GLASS LEWIS analysis and recommendation on proposals to implement a 401(k) savings plan for employees.

F. DISCOUNTED OPTIONS/RESTRICTED STOCK

     VOTE IN ACCORDANCE WITH GLASS LEWIS analysis and recommendation on discounted options and restricted stock without performance criteria (except restricted stock in U.S.-style stock option plans, which are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.)

G. PENSION FUND CREDITS

     VOTE FOR proposals that EXCLUDE pension fund credits from earnings when calculating executive compensation. In addition, VOTE AGAINST proposals that INCLUDE pension fund credits in earnings when calculating executive compensation.

VIII STATE OF INCORPORATION

A. RE-INCORPORATION PROPOSALS

     Proposals to change a corporation's state of incorporation are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

B. STATE TAKEOVER STATUTES

     Proposals to opt in or opt out of state takeover statutes are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

C. STATE FAIR PRICE PROVISIONS

     Proposals to opt out of S.F.P's are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

D. STAKEHOLDER LAWS

     VOTE FOR proposals to opt out of stakeholder laws (allowing directors to weigh the interest of constituencies other than shareholders in the process of corporate decision making).

E. DISGORGEMENT PROVISIONS

     Proposals to opt out of disgorgement provisions are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

IX  MERGERS AND CORPORATE RESTRUCTURINGS

A. MERGERS AND ACQUISITIONS

     Votes on mergers and acquisitions are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal. The voting decision depends on a number of factors, including:

     - Anticipated financial and operating benefits

     - Offer price (cost vs. premium)

     - Prospects of the combined companies

     - How the deal was negotiated

     - Changes in corporate governance and their impact on shareholder rights

     - Other pertinent factors discussed below.

B. CORPORATE RESTRUCTURINGS

     Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales, are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

C. SPIN-OFFS

     Votes on spin-offs are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal, considering

     - The tax and regulatory advantages

     - Planned use of the sale proceeds

     - Market focus

     - Managerial incentives.

D. ASSET SALES

     Votes on asset sales are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal, considering

     - The impact on the balance sheet/working capital

     - The value received for the asset

     - The potential elimination of diseconomies.

E. LIQUIDATIONS

     Votes on liquidations normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal, after reviewing

     - Management's efforts to pursue other alternatives

     - The appraisal value of the assets

     - The compensation plan for executives managing the liquidation.

F. RIGHTS OF APPRAISAL

     VOTE FOR shareholder proposals to provide rights of appraisal to dissenting shareholders.

G. CHANGING CORPORATE NAME

     VOTE FOR changing the corporate name.

X  SOCIAL ISSUES PROPOSALS

A. SOCIAL ISSUES PROPOSALS

     Vote in accordance with Glass Lewis analysis and recommendation on each individual proposal, which is based on expected effect on shareholder value, and then voted accordingly.

XI  PROXIES NOT VOTED

A. SHARES OUT ON LOAN

     Proxies are not available to be voted when shares are out on loan through client securities lending programs with their custodians.

B. SHARE-BLOCKING

     Proxies are not voted for countries with "share-blocking", generally, voting would restrict ability to sell shares. A list of countries with "share-blocking" is available upon request.

C. OTHER

     There may be circumstances, such as costs or other factors, where Nicholas-Applegate would in its reasonable discretion refrain from voting proxy shares.

                                     PART C

ITEM 23.  EXHIBITS.

                  (a)(1)   Certificate of Trust of Registrant--filed as Exhibit
                           1.1 to Amendment No. 1 to the Registrant's Form N-1A Registration Statement ("Amendment No. 1") on March 17, 1993 and incorporated herein by reference.

                  (a)(2) Certificate of Amendment of Certificate of Trust of Registrant--filed as Exhibit 1.2 to Amendment No. 1 to the Registrant's Form N-1A Registration Statement on March 17, 1993 and incorporated herein by reference.

                  (a)(3) Declaration of Trust of Registrant--filed as Exhibit 1 to Registrant's Form N1-A Registration Statement on December 31, 1992 and incorporated herein by reference.

                  (a)(4) Amended and Restated Declaration of Trust of Registrant--filed as Exhibit 1.4 to Amendment No. 1 to the Registrant's Form N-1A Registration Statement on March 17, 1993 and incorporated herein by reference.

                  (a)(5) Amended and Restated Declaration of Trust dated February 19, 1999--filed as Exhibit (a)5 to the Registrant's Form N-1A Registration Statement on May 6, 1999 and incorporated herein by reference.

                  (a)(6) Amendment No. 1 to the Amended and Restated Declaration of Trust dated February 19,1999-- filed as Exhibit (a)(6) to the Registrant's Form N-1A Registration Statement on June 18, 1999 and incorporated herein by reference.

                  (b)(1) Amended Bylaws of Registrant--filed as Exhibit 2 to Amendment No. 2 to the Registrant's Form N-1A Registration Statement on April 6, 1993 and incorporated herein by reference.

                  (2)(b) Amended Bylaws of Registrant dated February 19, 1999--filed as Exhibit 2(b) to the Registrant's Form N-1A Registration Statement on May 6, 1999 and incorporated herein by reference.

                  (c)      Not applicable.

                  (d)(1) Investment Advisory Agreement between Registrant and Nicholas-Applegate Capital Management--filed as Exhibit (d) to the Registrant's Form N-1A Registration Statement on May 6, 1999 and incorporated herein by reference.

                  (d)(2) Form of letter agreement dated August 31, 1999 between Registrant and Nicholas-Applegate Capital Management adding the Global Health Care Fund to the Investment Advisory Agreement--filed as Exhibit
                           (d)(2) to the Registrant's Form N-1A Registration Statement on June 18, 1999 and incorporated herein by reference.

                  (d)(3) Form of Sub Investment Advisory Agreement between Registrant and Criterion Investment Management LLC--filed as Exhibit (d)(3) to Post-Effective Amendment No. 4 on May 25, 2000 and incorporated herein by reference.

                  (d)(4) Proposed Investment Advisory Agreement between Registrant and Nicholas-Applegate Capital Management--filed as Exhibit (d)(4) to
                           Post-Effective Amendment No. 5 on November 30, 2000 and incorporated herein by reference.

                  (d)(5) Proposed Sub Investment Advisory Agreement between Registrant and Criterion Investment Management LLC--filed as Exhibit (d)(5) to Post-Effective Amendment No. 5 on November 30, 2000 and incorporated herein by reference.

                  (d)(6) Form of letter agreement dated February 9, 2001 between Registrant and Nicholas-Applegate Capital Management adding the International Structured and Small Cap Value Funds to the Investment Advisory Agreement--filed as Exhibit (d)(6) to Post-Effective Amendment No. 6 on February 14, 2001 and incorporated herein by reference.

                  (d)(7) Form of Letter agreement dated May 8, 2001 between Registrant and Nicholas-Applegate Capital Management amending Schedule A to the Investment Advisory Agreement dated January 31, 2001 filed as Exhibit
                           (d)(7) to Post Effective Amendment No. 9 on October 1, 2001 and incorporated herein by reference.

                  (d)(8) Form of letter agreement dated November 8, 2002 between Registrant and Nicholas-Applegate Capital Management amending Schedule A to the Investment Management Agreement--filed as Exhibit (d)(8) to Post Effective Amendment No. 13 on December 6, 2002 and incorporated herein by reference.

                  (d)(9) Form of letter agreement between Registrant and Nicholas-Applegate Capital Management amending Schedule A to the Investment Management Agreement-- filed as Exhibit (d)(9) to Post-Effective Amendment No. 17 on October 17, 2003 and incorporated herein by reference.

                  (d)(10) Form of letter agreement between Registrant and Nicholas-Applegate Capital Management amending Schedule A to the Investment Advisory Agreement-- filed as Exhibit (d)(10) to Post Effective Amendment No. 19 on March 17, 2004 and incorporated herein by reference.

                  (d)(11) Letter Agreement between Registrant and Nicholas-Applegate Capital Management amending Schedule A to the Investment Advisory Agreement adding International Systematic Fund dated
                           January 25, 2005--filed as Exhibit (d)(10) to Post-Effective Amendment No. 23 on February 3, 2005 and incorporated herein by reference.

                  (d)(12) Form of letter agreement between Registrant and Nicholas-Applegate Capital Management amending Schedule A to the Investment Advisory Agreement by adding International All-Cap Growth Fund - filed as Exhibit (d)(12) to Post-Effective Amendment No. 25 on September 1, 2005 and incorporated herein by reference.

                  (e)(1) Distribution Agreement between Registrant and Nicholas-Applegate Securities dated May 10, 1999--filed as Exhibit (e) to the Registrant's Form N-1A Registration Statement on May 6, 1999 and incorporated herein by reference.

                  (e)(2) Distribution Agreement between Registrant and Nicholas-Applegate Securities--filed as
                           Exhibit (e)(2) to Post-Effective Amendment No. 5 on November 30, 2000 and incorporated herein by reference.

                  (e)(3) Form of Shareholder Servicing Agreement--filed as Exhibit (e)(3) to Post-Effective Amendment
                           No. 8 on April 10, 2001 and incorporated herein by reference.

                  (e)(4) Form of Agency Trading Agreement--filed as Exhibit (e)(4) to Post-Effective Amendment No. 8 on April 10, 2001 and incorporated herein by reference.

                  (f)      None.

                  (g)(1) Custodian Services Agreement between Registrant and Brown Brothers Harriman & Co.--filed as Exhibit 1(g) to the Registrant's Form N-1A Registration Statement on May 6, 1999 and incorporated herein by reference.

                  (g)(2) Foreign Custody Agreement between Registrant and Brown Brothers Harriman & Co.--filed as Exhibit
                           (2)(g) to the Registrant's Form N-1A Registration Statement on May 6, 1999 and incorporated herein by reference.

                  (g)(3) Amendment to Custodian Services Agreement between Registrant and Brown Brothers Harriman & Co.--filed as Exhibit (3)(g) to the Registrant's Form N-1A Registration Statement on May 6, 1999 and incorporated herein by reference.

                  (g)(4) Cash Management Authorization Services Agreement between Registrant and Brown Brothers Harriman & Co.--filed as Exhibit (4)(g) to the Registrant's Form N-1A Registration Statement on May 6, 1999 and incorporated herein by reference.

                  (g)(5) Form of letter agreement between Registrant and Brown Brothers Harriman & Co. adding the Global Health Care Fund to the Foreign Custody Agreement dated May 1, 1999--filed as Exhibit (g)(5) to Post-Effective Amendment #4 on May 25, 2000 and incorporated herein by reference.

                  (g)(6) Form of letter agreement between Registrant and Brown Brothers Harriman & Co. adding the Global Health Care Fund to Custodian Services Agreement dated May 1, 1999--filed as Exhibit (g)(6) to Post-Effective Amendment #4 on May 25, 2000 and incorporated herein by reference.

                  (g)(7) Form of letter agreement between Registrant and Brown Brothers Harriman & Co. adding the Global Health Care Fund to the Cash Management Authorization Services Agreement dated May 1, 1999--filed as Exhibit (g)(7) to Post-Effective Amendment #4 on May 25, 2000 and incorporated herein by reference.

                  (g)(8) Amendment to Appendix C to Custodian Services Agreement between Registrant and Brown Brothers Harriman & Co.--filed as Exhibit (g)(8) to Post-Effective Amendment No. 17 on October 17, 2003 and incorporated herein by reference.

                  (g)(9) Form of letter agreement between Registrant and Brown Brothers Harriman & Co. adding International Structured and Small Cap Value Funds to the Cash Management Authorization Services Agreement dated May 1, 1999--filed as Exhibit (g)(9) to Post-Effective Amendment #6 on February 14, 2001 and superseded by Exhibit (g)(10)--filed on February 14, 2001 and incorporated herein by reference.

                  (g)(10) 17f-5 Delegation Schedule between Registrant and Brown Brothers Harriman & Co. dated February 14, 2001--filed as Exhibit (g)(10) to Post-Effective Amendment No. 6 on February 14, 2001 and incorporated herein by reference.

                  (g)(11) Amendment to Custodian Services Agreement between Registrant and Brown Brothers Harriman & Co. dated February 14, 2001--filed as Exhibit (g)(11) to Post-Effective Amendment No. 7 on April 10, 2001 -- filed as Exhibit (g)(11) to Post-Effective Amendment No. 8 on May 30, 2001 and incorporated herein by reference.

                  (g)(12) Amendment to Appendix C to the Foreign Custody Manager Delegation Agreement between Registrant and Brown Brothers Harriman & Co.--filed as Exhibit
                           (g)(12) to Post-Effective Amendment No. 17 on October 17, 2003 and incorporated herein by reference.

                  (g)(13)  Amendment to the Cash Management Services
                           Agreement between Registrant and Brown
                           Brothers Harriman & Co.--filed as Exhibit (g)(13) to Post-Effective Amendment No. 17 on October 17, 2003 and incorporated herein by reference.

                  (g)(14) Amendment to Appendix C to Custodian Services Agreement between Brown Brothers Harriman & Co. adding Emerging Markets Opportunities Fund--filed as Exhibit (g)(14) to Post-Effective Amendment
                           No. 37 on March 17, 2004 and incorporated herein by reference.

                  (g)(15) Amendment to Appendix C to the Foreign Custody Manager Delegation Agreement between
                           Registrant and Brown Brothers Harriman & Co.
                           adding Emerging Markets Opportunities Fund--filed as Exhibit (g)(15) to Post-Effective Amendment No. 17 on October 17, 2003 and incorporated by reference herein.

                  (g)(16)  Amendment to Cash Management Services
                           Agreement between Registrant and Brown
                           Brothers Harriman & Co. adding Emerging Markets Opportunities Fund--filed as Exhibit (g)(16) to Post-Effective Amendment No. 19 on March 17, 2004 and incorporated herein by reference.

                  (g)(17) Amendment to Appendix C to Custodian Services Agreement between Registrant and Brown Brothers Harriman & Co. adding International Systematic Fund dated January 25, 2005--filed as Exhibit (g)(17) to Post-Effective Amendment No. 23 on February 3, 2005 and incorporated herein by reference.

                  (g)(18) Amendment to Appendix C to the Foreign Custody Manager Delegation Agreement between Registrant and Brown Brothers Harriman & Co. adding International Systematic Fund dated
                           January 25, 2005--filed as Exhibit (g)(18) to Post-Effective Amendment No. 23 on February 3, 2005 and incorporated herein by reference.

                  (g)(19) Amendment to Cash Management Services Agreement between Registrant and Brown Brothers Harriman & co. adding International Systematic Fund dated
                           January 25, 2005--filed as Exhibit (g)(19) to Post-Effective Amendment No. 23 on February 3, 2005 and incorporated herein by reference.

                  (g)(20) Form of Amendment to Appendix C to Custodian Services Agreement between Registrant and Brown Brothers Harriman & Co. adding International All Cap Growth Fund--filed as Exhibit (g)(20) to Post-Effective Amendment No. 25 on September 1, 2005 and incorporated herein by reference.

                  (g)(21) Form of Amendment to Appendix C to the Foreign Custody Manager Delegation Agreement between Registrant and Brown Brothers Harriman & Co. adding International All Cap Growth Fund--filed as Exhibit
                           (g)(21) to Post-Effective Amendment No. 25 on September 1, 2005 and incorporated herein by reference.

                  (g)(22) Form of Amendment to Cash Management Services Agreement between Registrant and Brown Brothers Harriman & Co. adding International All Cap Growth Fund--filed as Exhibit (g)(22) to Post-Effective Amendment No. 25 on September 1, 2005 and incorporated herein by reference.

                  (h)(1) Administration and Fund Accounting Agency Agreement between Registrant and Brown Brothers Harriman & Co. --filed as Exhibit (1)(h) to the Registrant's Form N-1A Registration Statement on May 6, 1999 and incorporated herein by reference.

                  (h)(2) Administration Services Agreement between Registrant and Nicholas-Applegate Capital Management--filed as Exhibit (2)(h) to the Registrant's Form N-1A Registration Statement on May 6, 1999 and incorporated herein by reference.

                  (h)(3) License Agreement between Registrant and Nicholas-Applegate Capital Management--filed as Exhibit (3)(h) to the Registrant's Form N-1A Registration Statement on May 6, 1999 and incorporated herein by reference.

                  (h)(4) Expense Limitation Agreement between Registrant and Nicholas-Applegate Capital Management--filed as Exhibit No. (4)(h) to the Registrant's Form N-1A Registration Statement on May 6, 1999 and incorporated herein by reference.

                  (h)(5) Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company--filed as Exhibit No. (5)(h) to the Registrant's Form N-1A Registration Statement on May 27, 1999 and incorporated herein by reference.

                  (h)(6) Shareholder Service Plan between Registrant and Nicholas-Applegate Securities for Class R Shares--filed as Exhibit No. (6)(h) to the Registrant's Form N-1A Registration Statement on May 6, 1999 and incorporated herein by reference.

                  (h)(7) Form of letter agreement between Registrant and Brown Brothers Harriman & Co. adding Global Health Care Fund to the Administration and Fund Accounting Agency Agreement dated May 1, 1999--filed as Exhibit (h)(7) to Post-Effective Amendment #4 on May 27, 2000 and incorporated herein by reference.

                  (h)(8) Form of letter agreement between Registrant and Nicholas-Applegate Capital Management adding Global Health Care Fund to the Expense Limitation Agreement--filed as Exhibit (h)(8) to the Registrant's Form N-1A Registration Statement on June 18, 1999 and incorporated herein by reference.

                  (h)(9) Form of letter agreement between Registrant and State Street Bank and Trust Company adding Global Health Care Fund to the Transfer Agency and Service Agreement--filed as Exhibit (h)(9) to the Registrant's Form N-1A Registration Statement on June 18, 1999 and incorporated herein by reference.

                  (h)(10) Credit Agreement between Registrant and BankBoston, N.A. dated December 21, 1999--filed as Exhibit
                           (h)(10) to Post-Effective Amendment #4 on May 25, 2000 and incorporated herein by reference.

                  (h)(11) Master Securities Lending Agreement between Registrant and Goldman, Sachs & Co. dated July 22, 1999--filed as Exhibit (h)(11) to Post-Effective Amendment #4 on May 25, 2000 and incorporated herein by reference.

                  (h)(12) Administrative Services Agreement between Registrant and Nicholas-Applegate Capital Management--filed as Exhibit (h)(12) to Post-Effective Amendment No. 5 on November 30, 2000 and incorporated herein by reference.

                  (h)(13) Form of letter agreement between Registrant and Brown Brothers Harriman & Co. adding International Structured and Small Cap Value Funds to the Administration and Fund Accounting Agency Agreement dated May 1, 1999--filed as Exhibit (h)(13) to Post-Effective Amendment No. 6 on February 14, 2001 and superseded by Exhibit (h)(17)--filed as Exhibit
                           (h)(17) to Post-Effective Amendment No. 7 filed on April 10, 2001 and incorporated herein by reference.

                  (h)(14) Form of letter agreement between Registrant and Nicholas-Applegate Capital Management adding International Structured and Small Cap Value Funds to the Expense Limitation Agreement--filed as Exhibit
                           (h)(14) to Post-Effective Amendment No. 6 on February 14, 2001 and incorporated herein by reference.

                  (h)(15) Form of letter agreement between Registrant and State Street Bank and Trust Company adding International Structured and Small Cap Value Funds to the Transfer Agency and Service Agreement--filed as Exhibit
                           (h)(16) to Post-Effective Amendment No. 6 filed on February 14, 2001 and incorporated herein by reference.

                  (h)(16) Form of letter agreement between Registrant and Fleet Bank (formerly BankBoston, N.A.) adding International Structured and Small Cap Value Funds to the Credit Agreement dated December 21, 1999--filed as Exhibit
                           (h)(15) to Post-Effective Amendment No. 6 on February 14, 2001 and incorporated herein by reference.

                  (h)(17) Amended Appendix C to the Administration and Fund Accounting Agreement between Registrant and Brown Brothers Harriman & Company dated February 14, 2001 -- filed as Exhibit (h)(17) to Post-Effective Amendment No. 7 filed on April 10, 2001 and incorporated herein by reference.

                  (h)(18) Letter Agreement dated May 18, 2001 between Registrant and Nicholas-Applegate Capital Management amending the Expense Limitation Agreement -- filed as Exhibit (h)(18) to Post-Effective Amendment No. 8 filed on May 30, 2001 and incorporated herein by reference.

                  (h)(19) Letter Agreement dated September 27, 2001 between Registrant and Nicholas-Applegate Capital Management amending The Expense Limitation Agreement Filed as Exhibit (h)(19) to Post-Effective Amendment No. 9 on October 1, 2001 and incorporated herein by reference.

                  (h)(20) Letter Agreement dated May 17, 2002 between Registrant and Nicholas-Applegate Capital Management amending The Expense Limitation Agreement -- filed as Exhibit (h)(20) to Post-Effective Amendment #10 on May 20, 2002 and incorporated herein by reference.

                 (h)(21) Amendment to the Administration Services agreement between Registrant and Nicholas-Applegate Capital Management dated November 8, 2002--filed as Exhibit
                           (h)(21) to Post Effective Amendment #13 on December 6, 2002 and incorporated herein by reference.

                 (h)(22) Amendment to the Expense Limitation Agreement between Registrant and Nicholas-Applegate Capital Management dated November 8, 2002--filed as Exhibit (h)(22) to Post Effective Amendment #13 on December 6, 2002 and incorporated herein by reference.

                 (h)(23) Transfer Agency Agreement dated March 14, 2003 between Registrant and UMB Fund Services, INC. filed as Exhibit (h)(23) to Post Effective Amendment #15 on May 29, 2003 and incorporated herein by reference.

                 (h)(24) Letter Agreement dated April 1, 2003 between Registrant and Nicholas-Applegate Capital Management amending the Expense Limitation Agreement filed as Exhibit (h)(24) to Post Effective Amendment #15 on May 29, 2003 and incorporated herein by reference.

                 (h)(25) Amendment to Credit Agreement dated February 28, 2003 between Registrant and Fleet National Bank filed as Exhibit (h)(25) to Post Effective Amendment #15 on May 29, 2003 and incorporated herein by reference.

                 (h)(26) Securities Lending and Agency Agreement--filed as Exhibit (h)(26) to Post-Effective Amendment #15 on May 29, 2003 and incorporated herein by reference.

                 (h)(27) Amendment to the Expense Limitation Agreement between Registrant and Nicholas-Applegate Capital Management dated July 29, 2003 filed as Exhibit (h)(27) to Post-Effective Amendment #16 on July 29, 2003 and incorporated herein by reference.

                 (h)(28) Form of letter agreement between Registrant and Nicholas-Applegate Capital Management amending the Expense Limitation Agreement--filed as Exhibit
                           (h)(28) to Post-Effective Amendment No. 17 on October 17, 2003 and incorporated herein by reference.

                 (h)(29) Form of letter agreement between Registrant and Nicholas-Applegate Capital Management amending the Administrative Services Agreement--filed as Exhibit
                           (h)(28) to Post-Effective Amendment No. 17 on October 17, 2003 and incorporated herein by reference.

                 (h)(30) Amendment to Appendix C to the Administration and Accounting Agreement between Registrant and Brown Brothers Harriman & Co.--filed as Exhibit (h)(30) to Post-Effective Amendment No. 17 on October 17, 2003 and incorporated herein by reference.

                 (h)(31) Fourth Amendment to Securities Lending Agency Agreement between Registrant and Brown Brothers Harriman & Co.--filed as Exhibit (h)(31) to Post-Effective Amendment No. 17 on October 17, 2003 and incorporated herein by reference.

                 (h)(32) Customer Identification Program Addendum to Transfer Agency Agreement--filed as Exhibit
                           (h)(32) to Post-Effective Amendment No. 17 on October 17, 2003 and incorporated herein by reference.

                 (h)(33) Form of letter agreement between Registrant and Nicholas-Applegate Capital Management amending the Expense Limitation Agreement--filed as Exhibit
                           (h)(33) to Post-Effective Amendment No. 19 on March 17, 2004 and incorporated herein by reference.

                 (h)(34) Form of letter agreement between Registrant and Nicholas-Applegate Capital Management amending the Administrative Services Agreement--filed as Exhibit
                           (h)(34) to Post-Effective Amendment No. 19 on March 17, 2004 and incorporated herein by reference.

                 (h)(35) Amendment to Appendix C to the Administration Agreement between Registrant and Brown Brothers Harriman & Co. filed as Exhibit (h)(35) to Post-Effective Amendment No. 19 on March 17, 2004 and incorporated herein by reference.

                 (h)(36) Fifth Amendment to Securities Lending Agency Agreement between Registrant and Brown Brothers Harriman & Co.--filed as Exhibit (h)(36) to Post-Effective Amendment No. 23 on March 17, 2004 and incorporated herein by reference.

                 (h)(37) Letter Agreement between Registrant and Nicholas-Applegate Capital Management amending the Expense Limitation Agreement adding International Systematic Fund dated January 25, 2005--filed as Exhibit (d)(10) to Post-Effective Amendment No. 23 on February 3, 2005 and incorporated herein by reference.

                 (h)(38) Letter Agreement between Registrant and Nicholas-Applegate Capital Management amending the Administrative Services Agreement adding International Systematic Fund dated
                           January 25, 2005--filed as Exhibit (d)(10) to Post-Effective Amendment No. 23 on February 3, 2005 and incorporated herein by reference.

                 (h)(39) Sixth Amendment to Securities Lending Agency Agreement between Registrant and Brown Brothers Harriman & Co. adding International Systematic Fund dated January 25, 2005--filed as Exhibit (d)(10) to Post-Effective Amendment No. 23 on February 3, 2005 and incorporated herein by reference.

                 (h)(40) Amendment to Transfer Agency Agreement between Registrant and UMB Fund Services, INC adding International Systematic Fund dated January 25, 2005--filed as Exhibit (d)(10) to Post-Effective Amendment No. 23 on February 3, 2005 and incorporated herein by reference.

                 (h)(41) Amendment to the Fund Accounting and Agency Agreement between Registrant and Brown Brothers Harriman & Co. adding International Systematic Fund dated January 25, 2005--filed as Exhibit (d)(10) to Post-Effective Amendment No. 23 on February 3, 2005 and incorporated herein by reference.

                 (h)(42) Form of Letter Agreement between Registrant and Nicholas-Applegate Capital Management amending the Expense Limitation Agreement adding International All Cap Growth Fund--filed as Exhibit (h)(42) to Post-Effective Amendment No. 25 on September 1, 2005 and incorporated herein by reference.

                 (h)(43) Form of Letter Agreement between Registrant and Nicholas-Applegate Capital Management amending the Administrative Services Agreement adding International All Cap Growth Fund--filed as Exhibit
                           (h)(43) to Post-Effective Amendment No. 25 on September 1, 2005 and incorporated herein by reference.

                 (h)(44) Form of Seventh Amendment to Securities Lending Agency Agreement between Registrant and Brown Brothers Harriman & Co. adding International All Cap Growth Fund--filed as Exhibit (h)(44) to Post-Effective Amendment No. 25 on September 1, 2005 and incorporated herein by reference.

                 (h)(45) Form of Amendment to Transfer Agency Agreement between Registrant and UMB Fund Services, INC adding International All Cap Growth Fund--filed as Exhibit
                           (h)(45) to Post-Effective Amendment No. 25 on September 1, 2005 and incorporated herein by reference.

                 (h)(46)   Form of Amendment to the Fund Accounting and
                           Agency Agreement between Registrant and Brown Brothers Harriman & Co. adding International All Cap Growth Fund--filed as Exhibit (h)(46) to Post-Effective Amendment No. 25 on September 1,
                           2005 and incorporated herein by reference.

                 (h)(47) Form of Administration Agreement between Registrant and Nicholas-Applegate Capital Management.

                  (i) Opinion of Counsel dated June 15, 1999 -- filed as Exhibit (i) to Post-Effective Amendment No. 2 on June 18, 1999 and incorporated herein by reference.

                  (i)(1)   Not Applicable.

                  (i)(2)   Opinion of Counsel.

                  (j)      Consent of Independent Registered Public Accounting
                           Firm

                  (k)      Not Applicable

                  (l) Investment Letter of initial investor in Registrant--filed as Exhibit (l) to the Registrant's Form N-1A Registration Statement on May 27, 1999 and incorporated herein by reference.

                  (m) Form of Rule 12b-1 Plan for Class R Shares--filed as Exhibit (m) to the Registrant's Form N-1A Registration Statement on May 6, 1999 and incorporated herein by reference.

                  (m)(1) Shareholder Service Plan between Registrant and Nicholas-Applegate Securities for Class I, Class II Class III, Class IV, Class V and Class R shares dated February 7, 2003--filed as Exhibit (m)(1) to Post Effective Amendment #13 on December 6, 2002 and incorporated herein by reference.

                  (n)      Rule 18f-3 Plan between Registrant and
                           Nicholas-Applegate Capital Management--filed as Exhibit (n) to the Registrant's Form N-1A Registration Statement on May 6, 1999 and incorporated herein by reference.

                  (n)(1) Amended to Rule 18f-3 Plan between Registrant and Nicholas-Applegate Capital Management dated November 8, 2002--filed as Exhibit (n)(1) to Post Effective Amendment #13 on December 6, 2002 and incorporated herein by reference.

                  (o) Amended Code of Ethics dated April 2002 -- filed as Exhibit (p)(1) to Post-Effective Amendment #10 on May 20, 2002 and incorporated herein by reference.

                  (o)(1) Amended Code of Ethics dated March 2003 filed as Exhibit (o)(1) to Post Effective Amendment #15 on May 29, 2003 and incorporated herein by reference.

                  (o)(2) Amended Code of Ethics dated January 31, 2004 filed as Exhibit (o)(2) to Post-Effective Amendment No. 37 on March 17, 2004 and incorporated herein by reference.

                  (o)(3) Amended Code of Ethics dated February 1, 2005 filed as Exhibit (o)(3) to Post-Effective Amendment No. 42 on June 1, 2005 and incorporated herein by reference.

                  (p) Limited Power of Attorney of Trustees--Filed as an Exhibit to Amendment No. 12 to Registrant's Form N-1A Registration Statement on August 1, 1994 and incorporated herein by reference.

                  (p)(1) Limited Power of Attorney of Walter E. Auch--Filed as an Exhibit to Amendment No. 14 to Registrant's Form N-1A Registration Statement on September 26, 1994 and incorporated herein by reference.

                  (p)(2) Limited Power of Attorney of John J.P. McDonnell-- filed as Exhibit (p)(2) to the Registrant's Form N-1A Registration Statement on June 18, 1999 and incorporated herein by reference.

                  (p)(3) Certified Resolution of Board of Trustees of Registrant regarding Limited Power of Attorney of John J.P. McDonnell--filed as Exhibit (p)(3) to the Registrant's Form N-1A Registration Statement on June 18, 1999 and incorporated herein by reference.

                  (p)(4) Limited Power of Attorney of Trustees--filed as Exhibit (p)(4) to Post Effective Amendment #13 on December 6, 2002 and incorporated herein by reference.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

        None

ITEM 25. INDEMNIFICATION

        Article V of Registrant's Declaration of Trust, included as Exhibit
(a)(5) to Registrants Form N-1A Registration Statement on May 6, 1999 and incorporated herein by reference, provides for the indemnification of Registrant's trustees, officers, employees and agents.

        Indemnification of the Registrant's Investment Adviser and Placement Agent is provided for, respectively, in Section 8 of the Investment Advisory Agreement.

        Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith or gross negligence in the performance of his duties or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with

Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act in connection with any indemnification.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

        Nicholas-Applegate Capital Management, the Investment Adviser to the Trust, is a Delaware limited liability company and is an indirect wholly owned subsidiary of Allianz of America, INC. During the three fiscal years ended December 31, 2004, the Investment Adviser has engaged principally in the business of providing investment services to institutional and other clients. All of the additional information required by this Item 26 with respect to the Investment Adviser is set forth in the Form ADV, as amended, of Nicholas-Applegate Capital Management (File No. 801-21442), which is incorporated herein by reference.

The business and other connections of Nicholas-Applegate Capital Management principal executive officers are set forth below. Except as otherwise indicated, the address of each person is 600 West Broadway, 32nd Floor, San Diego, California 92101.

NAME AND POSITION WITH                BUSINESS AND OTHER                  POSITION WITH OTHER
INVESTMENT ADVISER                    CONNECTIONS                         COMPANY
Horacio A. Valeiras, CFA              Nicholas-Applegate                  Chief Investment Officer
Chief Investment Officer              Securities, LLC
Executive Committee Secretary
                                      Nicholas-Applegate                  President and Trustee
                                      Institutional Funds

Marna P. Whittington, Ph.D            Allianz Global Investors            Executive Committee
Managing Director;
President; Executive                  Nicholas-Applegate                  President
Committee                             Securities, LLC

Charles H. Field, Jr.                 Nicholas-Applegate                  Secretary
General Counsel                       Institutional Funds
Chief of Compliance
                                      Nicholas-Applegate                  Chief of Compliance
                                      Securities, LLC                     and General Counsel

                                      Nicholas-Applegate U.S.             Director
                                      Convertible Arbitrage Fund

                                      Alpha Vision Capital                Director
                                      Master Fund

                                      Alpha Vision Capital                Director
                                      Fund Ltd.

Peter James Johnson                   Nicholas-Applegate                  Vice President
Sr. Vice President, Director          Securities, LLC
of Institutional Sales

ITEM 27.  PRINCIPAL UNDERWRITERS

(a) Nicholas-Applegate Securities does not act as a principal underwriter, depositor or investment adviser to any investment company other than Registrant.

(b) Nicholas-Applegate Securities, the Distributor of the shares of Registrant's Funds, is a Delaware limited liability company and its general partner is Allianz of America, INC. Information is furnished below with respect to the officers, partners and directors of the Registrant and Nicholas-Applegate Securities.

The principal business address of such persons is 600 West Broadway, 29th Floor, San Diego, California 92101, except as otherwise indicated below.

NAME AND PRINCIPAL           POSITIONS AND OFFICES WITH       POSITIONS IN OFFICES
BUSINESS ADDRESS             PRINCIPAL UNDERWRITER            WITH REGISTRANT
----------------             ---------------------            ---------------
Marna P. Whittington, Ph.D   President                        None

Horacio A. Valeiras, CFA     Chief Investment Officer         President and Trustee

Charles H. Field, Jr.        Chief of Compliance              Secretary
                             and General Counsel

Thomas Miscarella            Treasurer                        Treasurer

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

        All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act and the rules promulgated thereunder will be maintained either at the offices of the Registrant (600 West Broadway, 30th Floor, San Diego, California 92101); the Investment Adviser, Nicholas-Applegate Capital Management (600 West Broadway, 30th Floor, San Diego, California 92101); the Administrator and Custodian, Brown Brothers Harriman & Co. (40 Water Street, Boston, MA 02109).

ITEM 29.  MANAGEMENT SERVICES.

        None.

ITEM 30.  UNDERTAKINGS.

        None.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 as amended (the "1933 Act") and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the city of San Diego and the State of California on this 23 day of November 2005.

                                  Nicholas-Applegate Institutional Funds

                                  By:    /s/ Horacio A. Valeiras
                                         -------------------------------
                                         Horacio A. Valeiras,
                                         President


        Pursuant to the requirements of the Securities Act of 1933 Act, this Post Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on November 23, 2005.

/s/ Horacio A. Valeiras
---------------------------
Horacio A. Valeiras           President (Principal Executive Officer) and
                              Trustee

/s/ Thomas Muscarella
---------------------------
 Thomas Muscarella            Treasurer (Principal Financial Officer and
                              Principal Accounting Officer)

/s/ Charles H. Field, Jr.
---------------------------
 Charles H. Field, Jr.        Secretary

 George F. Keane*
---------------------------
 George F. Keane*             Chairman & Trustee


 Darlene DeRemer*
---------------------------
 Darlene DeRemer              Trustee

 Walter E. Auch*
---------------------------
 Walter E. Auch               Trustee

* /s/ Charles H. Field, Jr.
---------------------------
By:  Charles H. Field, Jr.
     Attorney In Fact

                                  Exhibit Index

(h)(47)   Form of Administration Agreement

(i)(2)    Opinion of Counsel

(j)       Consent of Independent Registered Public Accounting Firm